UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

GRAYSCALE BITCOIN TRUST (BTC)

SPONSORED BY GRAYSCALE INVESTMENTS, LLC

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

EXPLANATORY NOTE

This information statement on Schedule 14C (this “Information Statement”) is being furnished to record holders of common units (“GBTC Shares”) of fractional undivided beneficial interest in, and ownership of, the Grayscale Bitcoin Trust (BTC) (“GBTC” or the “GBTC Trust”) (such record holders, “GBTC Shareholders”), in connection with the contemplated Initial Distribution (as defined in this Information Statement) to GBTC Shareholders of common units (“BTC Shares”) of fractional undivided beneficial interest in, and ownership of, the Grayscale Bitcoin Mini Trust (BTC) (the “BTC Trust”). The purpose of this Information Statement is to provide adequate information to GBTC Shareholders and the trading markets about the Initial Distribution and the BTC Trust, in substantial compliance with Regulation 14C under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in the manner contemplated in Staff Legal Bulletin No. 4.

The BTC Trust has filed a registration statement on Form S-1 (Registration No. 333-277837) (as amended, the “BTC Trust Form S-1”) relating to the proposed issuance of baskets of BTC Shares to certain authorized participants on an ongoing basis, commencing following the consummation of the Initial Distribution, and intends to list the BTC Shares on NYSE Arca, Inc. under the symbol “BTC.” Prior to the effectiveness of the BTC Trust Form S-1, the BTC Trust will file a registration statement on Form 8-A (the “BTC Trust Form 8-A”) to register the BTC Shares under the Exchange Act, which is expected to become effective concurrently with the effectiveness of the BTC Trust Form S-1. The Initial Distribution is expected to be consummated on the Distribution Date, following the effectiveness of the BTC Trust Form S-1 and BTC Trust Form 8-A.

The Initial Distribution will be approved by the Board of Directors of Grayscale Investments, LLC, the sponsor of the GBTC Trust. No vote or consent of GBTC Shareholders is required or is being sought in connection with the Initial Distribution, and GBTC Shareholders will not need to pay any consideration, exchange or surrender existing GBTC Shares or take any other action to receive BTC Shares in the Initial Distribution.

Grayscale Investments, LLC

290 Harbor Drive, 4th Floor

Stamford, Connecticut 06902

July 30, 2024

Dear Shareholder:

On behalf of Grayscale Investments, LLC, the sponsor (the “Sponsor”) of Grayscale Bitcoin Trust (BTC) (“GBTC” or the “GBTC Trust”), I would like to thank you for being a GBTC investor.

This notice (this “Notice”) and the information statement on Schedule 14C (the “Information Statement”) referred to herein are being provided by the Sponsor, acting on behalf of the GBTC Trust, to record holders of common units of fractional undivided beneficial interest in, and ownership of, the GBTC Trust (the “GBTC Shares”). The purpose of the Information Statement is to inform the holders of record as of the Record Date (as defined below) (the “GBTC Shareholders” or “GBTC Record Holders”) that on July 19, 2024, the Board of Directors of the Sponsor, acting on behalf of the GBTC Trust, approved the following:

The initial creation and distribution of shares to GBTC Record Holders of Grayscale Bitcoin Mini Trust (BTC) (the “BTC Trust”), a newly-formed Delaware statutory trust sponsored by the Sponsor, including, among other things (collectively, the “Initial Distribution”):

•	the contribution from the GBTC Trust to the BTC Trust of 10% of the GBTC Trust’s Bitcoin held as of 4:00 PM ET on July 30, 2024 (the “Record Date”), and

•	the corresponding distribution on July 31, 2024 (the “Distribution Date”) to GBTC Record Holders of newly-issued equity interests in the BTC Trust (the “BTC Shares”), pro rata based on a 1:1 ratio,

which is expected to result, immediately following the Distribution Date, in:

•	GBTC Record Holders owning all of the outstanding BTC Shares, in a manner that is proportionate to such shareholders’ ownership of GBTC Shares as of the Record Date,

•	the BTC Trust holding approximately 26,935.83753443 Bitcoin,

•	no changes to either the number of outstanding GBTC Shares, or the exposure of GBTC Record Holders to Bitcoin underlying their aggregate shareholdings (including GBTC Shares and BTC Shares),

•	no recognition event for U.S. federal income tax purposes for GBTC Record Holders, and

•	no action required on your part provided you are a GBTC Record Holder as of the Record Date.

The Information Statement provides you with important information concerning the Initial Distribution, including (1) the material U.S. federal income tax consequences of the Initial Distribution, (2) how we determined the number of BTC Shares that you will receive, and the amount of Bitcoin to be contributed to the BTC Trust, (3) a brief description of the BTC Trust and the BTC Shares, and (4) how you can obtain additional information about these matters. We encourage you to read the Information Statement carefully for further information regarding these actions. As a record holder of GBTC Shares you became a beneficial owner of the right to receive BTC Shares as of the Record Date. You will be entitled to receive one (1) BTC Share for each one (1) GBTC Share owned by you on the Record Date. No vote is required in connection with the Initial Distribution. The Sponsor, acting on behalf of the GBTC Trust, is furnishing the Information Statement voluntarily. The full text of the Information Statement will be made available on our website at www.grayscale.com/documents#regulatoryfilings. If you want to receive an electronic copy of the Information Statement via e-mail, you must request one. You may request a copy by contacting the Sponsor via mail at Grayscale Investments, LLC, 290 Harbor Drive, 4th Floor, Stamford, Connecticut 06902, via phone at (212) 668-1427 or via email at info@grayscale.com.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

The Information Statement is being furnished to you solely for the purpose of informing GBTC Record Holders of the matters described therein in substantial compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This Notice is first being mailed or furnished to GBTC Record Holders on or about July 30, 2024.

We are excited about the opportunity and appreciate your support.

Sincerely,

Edward McGee

Chief Financial Officer

Grayscale Investments, LLC

i

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

GRAYSCALE BITCOIN TRUST (BTC)

c/o Grayscale Investments, LLC

290 Harbor Drive, 4th Floor

Stamford, Connecticut 06902

(212) 668-1427

July  30, 2024

INFORMATION STATEMENT FURNISHED BY

THE SPONSOR ON BEHALF OF THE GBTC TRUST

General Information

This Information Statement is being furnished to record holders of common units of fractional undivided beneficial interest in, and ownership of, Grayscale Bitcoin Trust (BTC) (“GBTC” or the “GBTC Trust”) (the “GBTC Shares”) as of 4:00 PM ET on July 30, 2024 (the “Record Date”) (the “GBTC Shareholders” or “GBTC Record Holders”) in connection with the following transactions:

On March 12, 2024, Grayscale Investments, LLC (“Grayscale” or the “Sponsor”) formed Grayscale Bitcoin Mini Trust (BTC) (the “BTC Trust”), another Delaware Statutory Trust whose purpose is to hold Bitcoins, in order to provide investors with an alternative investment vehicle offering exposure to spot Bitcoin that is designed to have a materially lower fee than GBTC, and is also sponsored by Grayscale. The Sponsor intends to seed the BTC Trust through a contribution of approximately 10% of the Bitcoin held by GBTC to the BTC Trust, with BTC Shares to be distributed to the GBTC Shareholders as of the Record Date, pro rata based on a 1:1 ratio, such that for each one (1) GBTC Share held by each GBTC Record Holder, such GBTC Record Holder will be entitled to receive one (1) BTC Share on July 31, 2024 (the “Distribution Date”) (such transactions collectively, the “Initial Distribution”).

As a result of the contemplated Initial Distribution, and immediately after the consummation thereof on the Distribution Date:

•	(i) the BTC Trust will hold approximately 10% of the Bitcoin that was held by GBTC as of the Record Date (the “BTC Bitcoin Portion”), and

(ii) GBTC will hold the remaining 90% of the Bitcoin that was held by GBTC as of the Record Date (the “GBTC Bitcoin Portion”);

in the case of the GBTC Bitcoin Portion only, reduced by the portion of the sponsor’s fee that is attributable to the GBTC Bitcoin Portion that is accrued and paid between the Record Date and the Distribution Date (which is expected to be the trading day immediately following the Record Date), with such amount of Bitcoin further adjusted to reflect any creations and redemptions of GBTC Shares between the Record Date and the Distribution Date in the ordinary course; and

•	neither (i) the number of outstanding GBTC Shares nor (ii) the exposure of GBTC Shareholders to Bitcoin underlying their aggregate shareholdings (including GBTC Shares and BTC Shares) will change.

The Board of Directors of the Sponsor, which has adopted a resolution approving the Initial Distribution, believes that the Initial Distribution is in the best interests of GBTC Shareholders for a number of reasons. See “Purpose of the Initial Distribution” for more information. No consent, authorization, approval or proxy is being sought from GBTC Record Holders in connection with the Initial Distribution, and GBTC Record Holders will not need to pay any consideration, exchange or surrender existing GBTC Shares or take any other action to receive BTC Shares on the Distribution Date. In addition, no sponsor’s fee will accrue or be paid on the BTC Bitcoin Portion between the Record Date and the commencement of trading of the BTC Shares on NYSE Arca (which the Sponsor currently anticipates will be on or about the Distribution Date).

For U.S. federal income tax purposes, the Initial Distribution is expected to be a non-recognition event for both GBTC and the GBTC Record Holders. Assuming that each of the GBTC Trust and the BTC Trust is a grantor trust for U.S. federal income tax purposes, neither the GBTC Trust nor its shareholders will recognize gain or loss for U.S. federal income tax purposes as a result of the Initial Distribution. See “Material U.S. Federal Income Tax Consequences of the Initial Distribution” for more information.

The Sponsor will pay all costs associated with the distribution of the Information Statement and related notice of internet availability (the “Notice”), including any costs of printing and mailing. The Sponsor will only deliver one Notice or Information Statement to multiple shareholders sharing an address unless the Sponsor has received contrary instructions from one or more of the shareholders. The Sponsor will promptly deliver a separate copy of this Information Statement and future shareholder communication documents to any shareholder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future shareholder communication documents to any shareholder or holders sharing an address to which multiple copies are now delivered, upon written request to the following address:

Grayscale Investments, LLC

290 Harbor Drive, 4th Floor

Stamford, Connecticut 06902

Shareholders may also address future requests regarding delivery of information statements and/or annual reports by contacting the Sponsor at the address listed above.

None of the U.S. Securities and Exchange Commission (the “SEC”) nor any state securities regulators, nor any foreign securities regulatory authority, has approved or disapproved of the BTC Shares to be issued to you in the Initial Distribution or determined if this Information Statement is accurate or adequate. Any representation to the contrary is a criminal offense.

Certain terms used but not defined in this Information Statement may have the definitions given to such terms in the BTC Trust Information (as defined herein) attached as Annex A hereto, or other documents filed by GBTC with the SEC and which are incorporated herein by reference.

No Shareholder Vote

Pursuant to Delaware law, GBTC does not require approval by the vote of our shareholders and this Information Statement is for informational purposes only.

Outstanding Voting Shares of the GBTC Trust

As of the Record Date, the GBTC Trust had: 303,690,100 GBTC Shares outstanding.

Each GBTC Record Holder will receive one (1) BTC Share for each one (1) GBTC Share owned on July 30, 2024.

Authorization or Issuance of Securities Otherwise for Exchange

The BTC Trust is a Delaware Statutory Trust that was formed on March 12, 2024, by the filing of the Certificate of Trust with the Delaware Secretary of State in accordance with the provisions of the Delaware

Statutory Trust Act (“DSTA”). Prior to issuance of $100,000 of shares of the BTC Trust to the Sponsor (which served as the basis for the audit described in the section entitled “Index to Financial Statements—Report of Independent Registered Public Accounting Firm” in the BTC Trust Information) (the “Seed Shares”), there were not any BTC Shares issued or outstanding, and all of the Seed Shares will be redeemed for cash prior to the issuance of BTC Shares in the Initial Distribution.

The reasons for and purpose of the Initial Distribution are set forth under “Purpose of the Initial Distribution” below. The existing shareholders of GBTC as of 4:00 PM ET on July 30, 2024 (the “Record Date”) will receive their proportionate share of the BTC Trust for no additional consideration.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

As of July 30, 2024, to the knowledge of the Sponsor, no person owns more than 5% of the outstanding GBTC Shares. See “Part III—Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” in the GBTC Trust’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for more information.

Purpose of the Initial Distribution

The Board of Directors of the Sponsor has adopted a resolution approving the Initial Distribution whereby a portion of the Bitcoin underlying GBTC will be utilized to seed the BTC Trust. No consent, authorization, approval or proxy is being sought from GBTC Shareholders in connection with the Initial Distribution.

The Board of Directors of the Sponsor believes that the Initial Distribution will accomplish a number of important business objectives and is in the best interests of GBTC Shareholders for a number of reasons, including:

•

Lower fees. The Initial Distribution will result in GBTC Shareholders incurring lower fees because the BTC Trust will have a materially lower fee than GBTC, thereby creating a lower blended fee for investors across GBTC and the BTC Trust.

•

Maintain consistent exposure to Bitcoin. Neither the number of outstanding GBTC Shares nor the exposure to Bitcoin underlying GBTC Shareholders’ aggregate shareholdings (including GBTC Shares and BTC Shares) is expected to change as a result of the contemplated Initial Distribution.

•

Expected favorable tax treatment. For U.S. federal income tax purposes, the Initial Distribution is expected to be a non-recognition event for both GBTC and the GBTC Record Holders. Assuming that each of the GBTC Trust and the BTC Trust is a grantor trust for U.S. federal income tax purposes, neither the GBTC Trust nor its shareholders will recognize gain or loss for U.S. federal income tax purposes as a result of the Initial Distribution, effectively enabling GBTC Shareholders to shift a portion of their spot Bitcoin exchange-traded product (“ETP”) exposure into a lower fee investment vehicle without recognizing gain or loss for U.S. federal income tax purposes. See “Material U.S. Federal Income Tax Consequences of the Initial Distribution” for more information.

•	No consideration payable. GBTC Shareholders will not need to pay any consideration, exchange or surrender existing GBTC Shares or take any other action to receive BTC Shares on the Distribution Date.

•

Alternative investment option. Following the Initial Distribution, the BTC Trust and GBTC will operate as independent NYSE Arca, Inc. listed exchanged-traded commodity products, and neither will have any share ownership, beneficial or otherwise, in the other, providing all investors another cost-effective spot Bitcoin ETP option.

In determining to pursue the Initial Distribution, the Board of Directors of the Sponsor concluded the potential benefits of the Initial Distribution outweighed any potential consequences, such as those described under “Risk Factors Relating to the Initial Distribution.”

Questions and Answers About the Initial Distribution

Q: What do GBTC Shareholders need to do to participate in the Initial Distribution?

A: Nothing. You are not required to provide any consent, authorization, approval or proxy in connection with the Initial Distribution or take any other action to receive BTC Shares on the Distribution Date, although we urge you to read this entire document, including the BTC Trust Information attached as Annex A hereto, and any documents incorporated by reference herein carefully. No shareholder approval of the distribution is required by applicable law, and we are not seeking such shareholder approval.

Q: Do I have to pay anything for the distributed shares?

A: No. You do not have to pay any consideration or exchange or surrender existing GBTC Shares to receive BTC Shares on the Distribution Date. The Initial Distribution will not affect the number of GBTC Shares that you hold.

Q: How many BTC Shares will I receive?

A: You will receive one BTC Share for each one GBTC Share you owned as of the Record Date.

Q: Will my exposure to Bitcoin change as a result of the Initial Distribution?

A: No. Your exposure to Bitcoin underlying your aggregate shareholdings (including GBTC Shares and BTC Shares) will not change as a result of the contemplated Initial Distribution.

Immediately after the consummation of the Initial Distribution on the Distribution Date, the BTC Trust will hold approximately 10% of the Bitcoin that was held by GBTC as of the Record Date (the “BTC Bitcoin Portion”), and GBTC will hold the remaining 90% of the Bitcoin that was held by GBTC as of the Record Date (the “GBTC Bitcoin Portion”), and in the case of the GBTC Bitcoin Portion only, reduced by the portion of the sponsor’s fee that is attributable to the GBTC Bitcoin Portion that is accrued and paid between the Record Date and the Distribution Date (which is expected to be the trading day immediately following the Record Date), with such amount of Bitcoin further adjusted to reflect any creations and redemptions of GBTC Shares between the Record Date and the Distribution Date in the ordinary course. The number of Bitcoin allocated to the BTC Bitcoin Portion and to be issued in the Initial Distribution will be fixed as of its determination on the Record Date, and no sponsor’s fee will accrue to such portion between the Record Date and the commencement of trading of the BTC Shares on NYSE Arca (which the Sponsor currently anticipates will be on or about the Distribution Date).

Q: Will my GBTC Shares continue to be publicly traded?

A: Yes. GBTC Shares will continue to be traded on NYSE Arca.

Q: Will the BTC Shares I receive in the Initial Distribution be publicly traded?

A: Yes. The BTC Trust intends to list the BTC Shares on NYSE Arca under the symbol “BTC”, and currently anticipates the BTC Shares will begin trading on NYSE Arca on or about the Distribution Date.

There can be no assurance that an active trading market for the BTC Shares will develop or be maintained, given there is no prior market for BTC Shares prior to the Initial Distribution. See “Risk Factors Relating to the Initial Distribution—An active trading market for BTC Shares may not develop or be maintained.”

Q: If I sell or redeem my GBTC Shares on the Record Date, will I still be entitled to receive BTC Shares in the Initial Distribution?

A: Yes. If you hold GBTC Shares as of the Record Date, even if you decide to sell or redeem them on such date or otherwise before the Distribution Date, you will still receive the corresponding BTC Shares to which you are entitled in the Initial Distribution. Any GBTC Shares sold on or after the Record Date can only be sold “ex-distribution,” or without the corresponding entitlement to receive BTC Shares in the Initial Distribution. Similarly, although GBTC Shares may be redeemed on or after the Record Date, any redemptions of GBTC Shares settling after the Record Date will only be redeemed up to the amount of the GBTC Bitcoin Portion corresponding to such GBTC Shares, and will not include the amount of the BTC Bitcoin Portion which will correspond to the BTC Shares which you will remain entitled to receive. Any sale or redemption of GBTC Shares on or after the Record Date will have no impact on your right to receive BTC Shares. You are encouraged to consult your financial advisor regarding the specific implications of selling or redeeming GBTC Shares during such time. See “Trading Between the Record Date and the Distribution Date” and “Creations and Redemptions Between the Record Date and the Distribution Date.”

Q: Will GBTC be forced to pause creations and redemptions of GBTC Shares between the Record Date and the Distribution Date?

A: No. GBTC will continue to process creations and redemptions of GBTC Shares in the ordinary course, including between the Record Date and the Distribution Date. However, neither the GBTC Trust nor the BTC Trust will facilitate a trading market to permit you to sell or redeem BTC Shares or entitlements to receive BTC Shares between the Record Date and the Distribution Date, and as such, you may only be able to sell or redeem such BTC Shares after the BTC Trust commences creations and redemptions upon consummation of the Initial Distribution on or about the Distribution Date and subject to receipt of required regulatory approvals. See “Creations and Redemptions Between the Record Date and the Distribution Date” for more information.

Q: What are the material U.S. federal income tax consequences of the Initial Distribution?

A: For U.S. federal income tax purposes, the Initial Distribution is expected to be a non-recognition event for both GBTC and the GBTC Record Holders. Assuming that each of the GBTC Trust and the BTC Trust is a grantor trust for U.S. federal income tax purposes, neither the GBTC Trust nor its shareholders will recognize gain or loss for U.S. federal income tax purposes as a result of the Initial Distribution.

Although the proper allocation of a GBTC Record Holder’s tax basis between its pro rata shares of the Bitcoin held after the Initial Distribution by the BTC Trust and the GBTC Trust, respectively, is not entirely free from doubt, (i) a GBTC Record Holder’s tax basis in its pro rata share of the Bitcoins held by the BTC Trust generally should be equal to the GBTC Record Holder’s tax basis in the BTC Bitcoin Portion as of the Record Date, and (ii) the GBTC Record Holder’s tax basis in its pro rata share of the Bitcoins remaining in the GBTC Trust should not be affected by the Initial Distribution. Similarly, a GBTC Record Holder’s holding period for its pro rata share of the Bitcoins held by the BTC Trust generally should include its holding period in the BTC Bitcoin Portion, and its holding period in its pro rata share of the Bitcoins remaining in the GBTC Trust should not be affected by the Initial Distribution. See “Material U.S. Federal Income Tax Consequences of the Initial Distribution” below.

Q: Do I have appraisal rights?

A: No. Under the Delaware Statutory Trust Act, as amended, unless the governing instrument provides otherwise, no appraisal rights are available to the beneficial holders of the beneficial interests of the GBTC Trust. Neither the GBTC Trust’s Trust Agreement nor its Certificate of Trust provide any appraisal rights for any GBTC Shareholders. As a result, no dissenting GBTC Shareholder will have any appraisal rights under the GBTC Trust’s Trust Agreement in connection with the Initial Distribution, and we will not independently provide GBTC Shareholders with any such right. See “No Appraisal Rights” below.

Q: When will I receive my BTC Shares?

A: GBTC Record Holders will receive account statements reflecting their ownership interest in the BTC Shares. The BTC Shares issued to GBTC Record Holders will be in book-entry form. GBTC Record Holders who hold their shares through brokers or other nominees will have their BTC Shares credited to their accounts by their nominees or brokers. For additional information, registered shareholders should contact GBTC’s transfer agent, The Bank of New York Mellon, at 240 Greenwich Street, New York, New York 10286.

Q: Will the GBTC Trust and the BTC Trust enter into any agreements in connection with, or have any ongoing relationship following, the Initial Distribution?

A: No. Following the contribution of Bitcoin from the GBTC Trust to the BTC Trust and distribution of BTC Shares to GBTC Record Holders, the GBTC Trust and the BTC Trust will not be party to any agreements with each other, and will operate as independent NYSE Arca listed exchanged-traded commodity products. Neither will have any share ownership, beneficial or otherwise, in the other.

Q: Whom should I contact if I have more questions?

A: Please contact the Sponsor via mail at Grayscale Investments, LLC, 290 Harbor Drive, 4th Floor, Stamford, Connecticut 06902, via phone at (212) 668-1427 or via email at info@grayscale.com.

Summary of the Initial Distribution

The following is a summary of the terms of the Initial Distribution contained elsewhere in this Information Statement. Please also refer to the excerpted sections from the BTC Trust’s registration statement on Form S-1 (Registration No. 333-277837), as amended through the date of this Information Statement (the “BTC Trust Registration Statement”), set forth in Annex A attached hereto (the “BTC Trust Information”), regarding the BTC Trust and the BTC Shares, for a more detailed description of certain of the matters described below.

Distributing Trust	Grayscale Bitcoin Trust (BTC) (“GBTC” or the “GBTC Trust”)

Distributed Trust	Grayscale Bitcoin Mini Trust (BTC) (the “BTC Trust”), a Delaware Statutory Trust that was formed on March 12, 2024 by the filing of the Certificate of Trust with the Delaware Secretary of State in accordance with the provisions of the Delaware Statutory Trust Act (“DSTA”)

Distributed Securities	Shares representing units of fractional undivided beneficial interest in, and ownership of, the BTC Trust (the “BTC Shares”)

Proposed NYSE Arca symbol	BTC

CUSIP	389930108

Record Date	July 30, 2024

Distribution Date	July 31, 2024

Distribution Ratio	Each GBTC Record Holder as of the close of business on the Record Date is entitled to receive BTC Shares pro rata based on a 1:1 ratio, such that for each one (1) share of the GBTC Trust (the “GBTC Shares”) held by each GBTC Record Holder, such GBTC Record Holder will be entitled to receive one (1) BTC Share on the Distribution Date.

The number of GBTC Shares outstanding will not change as a result of the Initial Distribution.

The Initial Distribution	On the Distribution Date, the newly created BTC Shares will be distributed to GBTC Record Holders pro rata. See “Purpose of the Initial Distribution.”

There will be no costs or transaction fees payable by the GBTC Trust or the BTC Trust associated with the Initial Distribution.

Conditions to the Initial Distribution	The Initial Distribution is subject to (i) the filing and effectiveness of the BTC Trust’s registration statement on Form 8-A to register the BTC Shares under the Exchange Act, which is expected to become effective concurrently with the effectiveness of the BTC Trust Registration Statement on Form S-1, (ii) this Information Statement being given to GBTC Record Holders, and (iii) the BTC Shares having been approved for listing on NYSE Arca, Inc., among other customary conditions. All such conditions are expected to be satisfied prior to the Distribution Date.

Tax Consequences to GBTC Shareholders

For U.S. federal income tax purposes, the Initial Distribution is expected to be a non-recognition event for both GBTC and the GBTC Record Holders. Assuming that each of the GBTC Trust and the BTC Trust is a grantor trust for U.S. federal income tax purposes, neither the GBTC Trust nor its shareholders will recognize gain or loss for U.S. federal income tax purposes as a result of the Initial Distribution. See “Material U.S. Federal Income Tax Consequences of the Initial Distribution.”

We urge you to consult your tax advisor as to the specific tax consequences of the Initial Distribution to you, including the effect of any U.S. federal, state, local or non-U.S. tax laws.

Use of Proceeds	No cash proceeds will be received by the GBTC Trust or the BTC Trust in connection with the Initial Distribution.

Transfer Agent	The Bank of New York Mellon (the “Transfer Agent”).

Clearance and Settlement	The BTC Shares will be evidenced by one or more global certificates that the Transfer Agent issues to the Depository Trust Company (“DTC”). The BTC Shares are primarily available in book-entry form. BTC Shareholders may hold their BTC Shares through DTC if they are direct participants in DTC (“DTC Participants”), or indirectly through entities that are DTC Participants.

INFORMATION ABOUT GRAYSCALE BITCOIN MINI TRUST (BTC)

Overview of the BTC Trust

Trust Overview

Grayscale Bitcoin Mini Trust (BTC) (the “BTC Trust”) is a Delaware Statutory Trust that was formed on March 12, 2024 by the filing of the Certificate of Trust with the Delaware Secretary of State in accordance with the provisions of the Delaware Statutory Trust Act (“DSTA”). The BTC Trust’s purpose is to hold Bitcoins, which are digital assets that are created and transmitted through the operations of the peer-to-peer Bitcoin Network, a decentralized network of computers that operates on cryptographic protocols. Defined terms used in this section but not defined herein have the definitions ascribed to them in the BTC Trust Information attached as Annex A hereto.

As a passive investment vehicle, the BTC Trust’s investment objective is for the value of the BTC Shares (based on Bitcoin per Share) to reflect the value of the Bitcoin held by the BTC Trust, determined by reference to the Index Price, less the BTC Trust’s expenses and other liabilities. The BTC Trust does not seek to generate returns beyond tracking the price of Bitcoin. There can be no assurance that the BTC Trust will be able to achieve its investment objective. The BTC Trust will not utilize leverage, derivatives or any similar arrangements in seeking to meet its investment objective. The BTC Trust intends to issue BTC Shares on an ongoing basis pursuant to its registration statement, intends to rely on an exemption or other relief from the SEC under Regulation M to operate a redemption program, and intends to list the BTC Shares on NYSE Arca, Inc. (“NYSE Arca”) under the symbol “BTC.” The BTC Shares will be distributed by Authorized Participants who will be able to take advantage of arbitrage opportunities to keep the value of the BTC Shares closely linked to the Index Price (referred to as the “arbitrage mechanism”). In particular, upon listing on NYSE Arca, the Sponsor expects there to be a net creation of BTC Shares if the BTC Shares trade at a premium to NAV per Share and a net redemption of BTC Shares if the BTC Shares trade at a discount to NAV per Share, representing the effective functioning of the arbitrage mechanism.

Thereafter, it is expected that the BTC Shares will be sold by the Authorized Participants to the public at varying prices to be determined by reference to, among other considerations, the price of the Bitcoins represented by each BTC Share and the trading price of the BTC Shares on NYSE Arca at the time of each sale.

Grayscale Investments, LLC is the sponsor (the “Sponsor”) of the BTC Trust, Delaware Trust Company is the trustee (the “Trustee”) of the BTC Trust, The Bank of New York Mellon is the transfer agent (in such capacity, the “Transfer Agent”) and the administrator (in such capacity, the “Administrator”) of the BTC Trust, Coinbase, Inc. is the prime broker (the “Prime Broker”) of the BTC Trust and Coinbase Custody Trust Company, LLC is the custodian (the “Custodian”) of the BTC Trust.

The BTC Trust issues BTC Shares only in one or more blocks of 10,000 BTC Shares (a block of 10,000 BTC Shares is called a “Basket”) to certain authorized participants (“Authorized Participants”) from time to time. Baskets are offered in exchange for Bitcoins. Through its redemption program, the BTC Trust will redeem Shares from Authorized Participants on an ongoing basis.

The U.S. dollar value of a Basket of BTC Shares at 4:00 p.m., New York time, on the trade date of a creation or redemption order is equal to the Basket Amount, which is the number of Bitcoins required to create or redeem a Basket of Shares, multiplied by the “Index Price,” which is the U.S. dollar value of a Bitcoin derived from the Digital Asset Trading Platforms that are reflected in the CoinDesk Bitcoin Price Index (XBX) (the “Index”) at 4:00 p.m., New York time, on each business day. The Index Price is calculated using non-GAAP methodology and is not used in the BTC Trust’s financial statements. See “Business—Overview of the Bitcoin Industry and Market—The Index and the Index Price” in the BTC Trust Information attached as Annex A hereto.

The Basket Amount on any trade date is determined by dividing (x) the number of Bitcoins owned by the BTC Trust at 4:00 p.m., New York time, on such trade date, after deducting the number of Bitcoins representing the U.S. dollar value of accrued but unpaid fees and expenses of the BTC Trust (converted using the Index Price at such time, and carried to the eighth decimal place), by (y) the number of BTC Shares outstanding at such time (with the quotient so obtained calculated to one one-hundred-millionth of one Bitcoin (i.e., carried to the eighth decimal place)), and multiplying such quotient by 10,000.

The BTC Trust will create Baskets of BTC Shares only upon receipt of Bitcoins and will redeem BTC Shares only by distributing Bitcoins or proceeds from the disposition of Bitcoins. At this time, Authorized Participants may only submit orders to create or redeem BTC Shares through transactions that are referred to as “Cash Orders” in this Information Statement. Cash Orders are made through the participation of a Liquidity Provider (as defined herein) and facilitated by the Transfer Agent, as described in “Description of Creation and Redemption of Shares” of the BTC Trust Information attached as Annex A hereto. Authorized Participants must pay a Variable Fee in connection with certain Cash Orders.

Subject to In-Kind Regulatory Approval, in the future Authorized Participants would also be able to submit orders to create or redeem shares through “In-Kind Orders.” In connection with In-Kind Orders, Authorized Participants, or their AP Designees, would deposit Bitcoin directly with the BTC Trust or receive Bitcoin directly from the BTC Trust. However, because In-Kind Regulatory Approval has not been obtained, at this time BTC Shares will not be created or redeemed through In-Kind Orders. Furthermore, there is regulatory uncertainty regarding whether registered broker-dealers can hold and deal in Bitcoin in compliance with the applicable requirements of the federal securities laws, including financial responsibility rules. Even if In-Kind Regulatory Approval were sought and obtained, there can be no assurance that in-kind creations or redemptions of the BTC Shares will be available in the future. To the extent in-kind creations and redemptions of BTC Shares continue to be unavailable for any reason, this could have adverse consequences for the BTC Trust. See “Risk Factors—Risk Factors Related to the Trust and the Shares—The lack of ability to facilitate in-kind creations and redemptions of Shares could have adverse consequences for the Trust” in the BTC Trust Information attached as Annex A hereto for more information.

The BTC Shares are neither interests in nor obligations of the Sponsor or the Trustee. As provided under the Declaration of Trust and Trust Agreement, dated as of July 23, 2024, between the Trustee and the Sponsor (as may be amended from time to time, the “BTC Trust Agreement”), the BTC Trust’s assets will not be loaned or pledged, or serve as collateral for any loan, margin, rehypothecation, or other similar activity to which the Sponsor, the BTC Trust or any of their respective affiliates are a party.

Trust Objective and Determination of Principal Market NAV and NAV

The BTC Trust’s investment objective is for the value of the BTC Shares (based on Bitcoin per BTC Share) to reflect the value of Bitcoin held by the BTC Trust, determined by reference to the Index Price, less the BTC Trust’s expenses and other liabilities. There can be no assurance that the BTC Trust will be able to achieve its investment objective.

While an investment in the BTC Shares is not a direct investment in Bitcoin, the BTC Shares are designed to provide investors with a cost-effective and convenient way to gain investment exposure to Bitcoin. A substantial direct investment in Bitcoin may require expensive and sometimes complicated arrangements in connection with the acquisition, security and safekeeping of the Bitcoin and may involve the payment of substantial fees to acquire such Bitcoin from third-party facilitators through cash payments of U.S. dollars. Because the value of the BTC Shares is designed to be correlated with the value of the Bitcoin held by the BTC Trust, it is important to understand the investment attributes of, and the market for, Bitcoin.

The BTC Trust’s Bitcoins are carried, for financial statement purposes, at fair value as required by U.S. generally accepted accounting principles (“GAAP”). The BTC Trust determines the fair value of Bitcoins based on the price provided by the Digital Asset Market (defined below) that the BTC Trust considers its principal market as of 4:00 p.m., New York time, on the valuation date. The net asset value of the BTC Trust determined on a GAAP basis is referred to in this Information Statement as “Principal Market NAV.” “Digital Asset Market” means a “Brokered Market,” “Dealer Market,” “Principal-to-Principal Market” or “Exchange Market,” as each such term is defined in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Master Glossary. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates—Principal Market and Fair Value Determination” in the BTC Trust Information attached as Annex A hereto for more information on the BTC Trust’s principal market selection.

The BTC Trust uses the Index Price to calculate its “NAV,” which is the aggregate value, expressed in U.S. dollars, of the BTC Trust’s assets (other than U.S. dollars or other fiat currency), less the U.S. dollar value of the BTC Trust’s expenses and other liabilities calculated in the manner set forth under “Business—Valuation of Bitcoin and Determination of NAV” in the BTC Trust Information attached as Annex A hereto. “NAV per Share” is calculated by dividing NAV by the number of BTC Shares then outstanding.

NAV and NAV per Share are not measures calculated in accordance with GAAP. NAV is not intended to be a substitute for the BTC Trust’s Principal Market NAV calculated in accordance with GAAP, and NAV per Share is not intended to be a substitute for the BTC Trust’s Principal Market NAV per Share calculated in accordance with GAAP.

Index Price

The Index Price is the price of a Bitcoin at 4:00 p.m., New York time, calculated based on the price and trading volume data of the Digital Asset Trading Platforms included in the Index over the preceding 24-hour period. The Index Price is calculated using non-GAAP methodology and is not used in the BTC Trust’s financial statements.

The Index is a U.S. dollar-denominated composite reference rate for the price of Bitcoin. The Index is designed to (1) mitigate the effects of fraud, manipulation and other anomalous trading activity from impacting the Bitcoin reference rate, (2) provide a real-time, volume-weighted fair value of Bitcoin and (3) appropriately handle and adjust for non-market related events. The Index Provider formally re-evaluates the weighting algorithm quarterly, but maintains discretion to change the way in which an Index Price is calculated based on its periodic review or in extreme circumstances. The exact methodology to calculate the Index Price is not publicly available. Still, the Index is designed to limit exposure to trading or price distortion of any individual Digital Asset Trading Platform that experiences periods of unusual activity or limited liquidity by discounting, in real-time, anomalous price movements at individual Digital Asset Trading Platforms. The Digital Asset Trading Platforms that are included in the Index are selected by the Index Provider utilizing a methodology that is guided by the International Organization of Securities Commissions principles for financial benchmarks. For an exchange to become a Constituent Trading Platform (as defined herein), it must satisfy the Inclusion Criteria described in the BTC Trust Information attached as Annex A hereto, as may be updated by the Index Provider from time to time. See “Risk Factors—Risk Factors Related to the Digital Asset Markets—The Index Price used to calculate the value of the Trust’s Bitcoin may be volatile, and purchasing and selling activity in the Digital Asset Markets associated with Basket creations and redemptions may affect the Index Price and Share trading prices, adversely affecting the value of the Shares” in the BTC Trust Information attached as Annex A hereto.

Index price data and the description of the Index are based on information publicly available at the Index Provider’s website at www.coindesk.com/indices/. None of the information on the Index Provider’s website is incorporated by reference into this Information Statement.

The Index Provider may change the trading venues that are used to calculate the Index Price or otherwise change the way in which the Index Price is calculated at any time. If the Index Price becomes unavailable, or if the Sponsor determines in good faith that the Index Price does not reflect an accurate Bitcoin price, then the

Sponsor will, on a best efforts basis, contact the Index Provider to obtain the Index Price directly from the Index Provider. If after such contact the Index Price remains unavailable or the Sponsor continues to believe in good faith that the Index Price does not reflect an accurate Bitcoin price, then the Sponsor will employ a cascading set of rules to determine the Index Price, as described in “Business—Overview of the Bitcoin Industry and Market—The Index and the Index Price” in the BTC Trust Information attached as Annex A hereto.

The BTC Trust’s NAV

The Sponsor also calculates the NAV per Share, which equals the NAV of the BTC Trust divided by the number of BTC Shares then outstanding. The Sponsor will publish the NAV and NAV per Share each business day as of 4:00 p.m., New York time, or as soon thereafter as practicable at the BTC Trust’s website at www.etfs.grayscale.com/btc. The contents of the website referred to above and any websites referred to herein are not incorporated into this Information Statement. Further, our references to the URL for this website is intended to be an inactive textual reference only. See “Business—Valuation of Bitcoin and Determination of NAV” in the BTC Trust Information attached as Annex A hereto for a more detailed description of how the BTC Trust’s NAV and NAV per Share are calculated.

Incidental Rights and IR Virtual Currency

The BTC Trust may from time to time be entitled to come into possession of rights incident to its ownership of Bitcoins, which permit the BTC Trust to acquire, or otherwise establish dominion and control over, other virtual currencies. These rights are generally expected to arise in connection with forks in the Blockchain, airdrops offered to holders of Bitcoins or other similar events and arise without any action of the BTC Trust or of the Sponsor or Trustee on behalf of the BTC Trust. We refer to these rights as “Incidental Rights” and any such virtual currency acquired through Incidental Rights as “IR Virtual Currency.”

With respect to any fork, airdrop or similar event, the Sponsor will cause the BTC Trust to irrevocably abandon the Incidental Rights or IR Virtual Currency. In the event the BTC Trust seeks to change this position, an application would need to be filed with the SEC by NYSE Arca seeking approval to amend its listing rules to permit the BTC Trust to distribute the Incidental Rights or IR Virtual Currency in-kind to an agent of the shareholders for resale by such agent. Because the BTC Trust will abandon any Incidental Rights and IR Virtual Currency, the BTC Trust would not receive any direct or indirect consideration for the Incidental Rights or IR Virtual Currency and thus the value of the BTC Shares will not reflect the value of the Incidental Rights or IR Virtual Currency. See “Business—Incidental Rights and IR Virtual Currency” in the BTC Trust Information attached as Annex A hereto.

Trust Expenses

The BTC Trust’s only ordinary recurring expense is expected to be the “Sponsor’s Fee.” The Sponsor’s Fee will accrue daily in U.S. dollars at an annual rate of 0.15% of the NAV Fee Basis Amount of the BTC Trust as of 4:00 p.m., New York time, on each day; provided that for a day that is not a business day, the calculation will be based on the NAV Fee Basis Amount from the most recent business day, reduced by the accrued and unpaid Sponsor’s Fee for such most recent business day and for each day after such most recent business day and prior to the relevant calculation date. This dollar amount for each daily accrual will then be converted into Bitcoin by reference to the same Index Price used to determine such accrual. The Sponsor’s Fee is payable in Bitcoin to the Sponsor daily in arrears.

To cause the BTC Trust to pay the Sponsor’s Fee, the Sponsor will instruct the Custodian to withdraw from the BTC Trust’s Vault Balance (as defined below) the number of Bitcoin equal to the accrued but unpaid Sponsor’s Fee and transfer such Bitcoin to the Sponsor’s account at such times as the Sponsor determines in its absolute discretion.

The Sponsor, from time to time, may temporarily waive all or a portion of the Sponsor’s Fee in its sole discretion. Presently, the Sponsor does not intend to waive any of the Sponsor’s Fee and there are no circumstances under which the Sponsor has determined it will definitely waive the fee, except with respect to the period between the Record Date and the commencement of trading of the BTC Shares on NYSE Arca (which the Sponsor currently anticipates will be on or about the Distribution Date) as discussed below under the heading “Sponsor’s Fee Between the Record Date and the Distribution Date.”

After the BTC Trust’s payment of the Sponsor’s Fee to the Sponsor, the Sponsor may elect to convert any Bitcoin received as payment of the Sponsor’s Fee into U.S. dollars. The rate at which the Sponsor converts such Bitcoin to U.S. dollars may differ from the rate at which the relevant Sponsor’s Fee was determined. The BTC Trust will not be responsible for any fees and expenses incurred by the Sponsor to convert Bitcoin received in payment of the Sponsor’s Fee into U.S. dollars.

As partial consideration for its receipt of the Sponsor’s Fee, the Sponsor is obligated under the BTC Trust Agreement to assume and pay all fees and other expenses incurred by the BTC Trust in the ordinary course of its affairs, excluding taxes, but including: (i) the Marketing Fee, (ii) the Administrator Fee, (iii) the Custodian Fee and fees for any other security vendor engaged by the BTC Trust, (iv) the Transfer Agent Fee, (v) the Trustee fee, (vi) the fees and expenses related to the listing, quotation or trading of the BTC Shares on any Secondary Market (including customary legal, marketing and audit fees and expenses) in an amount up to $600,000 in any given fiscal year, (vii) ordinary course, legal fees and expenses, (viii) audit fees, (ix) regulatory fees, including, if applicable, any fees relating to the registration of the BTC Shares under the Securities Act or the Exchange Act, (x) printing and mailing costs, (xi) costs of maintaining the BTC Trust’s website and (xii) applicable license fees (each, a “Sponsor-paid Expense” and collectively, the “Sponsor-paid Expenses”), provided that any expense that qualifies as an Additional Trust Expense will be deemed to be an Additional Trust Expense and not a Sponsor-paid Expense.

The BTC Trust may incur certain extraordinary, nonrecurring expenses that are not Sponsor-paid Expenses, including, but not limited to, taxes and governmental charges, expenses and costs of any extraordinary services performed by the Sponsor (or any other service provider) on behalf of the BTC Trust to protect the BTC Trust or the interests of shareholders, any indemnification of the Custodian or other agents, service providers or counterparties of the BTC Trust, the fees and expenses related to the listing, quotation or trading of the BTC Shares on any Secondary Market (including legal, marketing and audit fees and expenses) to the extent exceeding $600,000 in any given fiscal year and extraordinary legal fees and expenses, including any legal fees and expenses incurred in connection with litigation, regulatory enforcement or investigation matters (collectively, “Additional Trust Expenses”).

In such circumstances, the Sponsor or its delegate (i) will instruct the Custodian to withdraw from the BTC Trust’s Vault Balance Bitcoin in such quantity as may be necessary to permit payment of such Additional Trust Expenses and (ii) may either (x) cause the BTC Trust (or its delegate) to convert such Bitcoins into U.S. dollars or other fiat currencies at the Actual Exchange Rate or (y) when the Sponsor incurs such expenses on behalf of the BTC Trust, cause the BTC Trust (or its delegate) to deliver such Bitcoin in kind to the Sponsor in satisfaction of such Additional Trust Expenses.

Although the Sponsor is obligated to use its commercially reasonable efforts to obtain the highest price when engaging other parties to assist with the sale of the BTC Trust’s Bitcoin to raise proceeds for any Additional Trust Expenses, the Sponsor will have some discretion in arranging for the sale of the BTC Trust’s Bitcoin, and may engage one or more of its affiliates to assist with any such sale. The Sponsor and its respective directors, officers, employees, affiliates, and/or parties engaged to assist with the sale of the BTC Trust’s Bitcoin may trade in the Bitcoin, digital asset, derivative or other markets for their own accounts, and in doing so may take positions opposite to or ahead of those held by the BTC Trust and may compete with the BTC Trust for positions in the marketplace. For example, sales of the BTC Trust’s Bitcoin for the satisfaction of any Additional Trust Expenses may create conflicts of interest on behalf of one or more such parties in respect of their obligation to the BTC Trust. The Sponsor has adopted and implemented policies and procedures that are reasonably designed to ensure compliance with applicable law, including a Compliance Manual and Code of Ethics, which address conflicts of interest. See “Risk Factors—Risk Factors Related to Potential Conflicts of Interest—Potential conflicts of interest may arise among the Sponsor or its affiliates and the Trust. The Sponsor and its affiliates have no fiduciary duties to the Trust and its shareholders other than as provided in the Trust Agreement, which may permit them to favor their own interests to the detriment of the Trust and its shareholders” in the BTC Trust Information attached as Annex A hereto.

In order to raise proceeds to pay for any Additional Trust Expenses, the Sponsor would execute the sale of Bitcoin through eligible financial institutions that are subject to federal and state licensing requirements and practices regarding anti-money laundering (“AML”) and Know Your Customer (“KYC”) regulations, which may include a Liquidity Provider or one or more of their respective affiliates. The Sponsor expects that these financial institutions will generally only have access to Digital Asset Trading Platforms or other venues that they reasonably believe are operating in compliance with applicable law, including federal and state licensing requirements, based upon information and assurances provided to it by each venue. The BTC Trust is not responsible for paying any costs associated with the transfer of Bitcoins to the Sponsor in connection with the payment of the Sponsor’s Fee or the sale of Bitcoins in connection with the payment of any Additional Trust Expenses.

The number of Bitcoin represented by a Share will decline each time the BTC Trust pays the Sponsor’s Fee or any Additional Trust Expenses by transferring or selling Bitcoin. See “Business—Expenses; Sales of Bitcoins” in the BTC Trust Information attached as Annex A hereto.

The quantity of Bitcoins to be delivered to the Sponsor or other relevant payee in payment of the Sponsor’s Fee or any Additional Trust Expenses, or sold to permit payment of Additional Trust Expenses, will vary from time to time depending on the level of the BTC Trust’s expenses and the value of Bitcoins held by the BTC Trust. See “Business—Expenses; Sales of Bitcoins” in the BTC Trust Information attached as Annex A hereto. Assuming that the BTC Trust is a grantor trust for U.S. federal income tax purposes, each delivery or sale of Bitcoins by the BTC Trust for the payment of expenses will be a taxable event to shareholders. See “Material U.S. Federal Income Tax Consequences—Tax Consequences to U.S. Holders” in the BTC Trust Information attached as Annex A hereto.

Voting Rights

The shareholders take no part in the management or control of the BTC Trust. Under the BTC Trust Agreement, shareholders have limited voting rights. For example, in the event that the Sponsor withdraws, a majority of the shareholders may elect and appoint a successor sponsor to carry out the affairs of the BTC Trust. In addition, no amendments to the BTC Trust Agreement that materially adversely affect the interests of shareholders may be made without the vote of at least a majority (over 50%) of the BTC Shares (not including any BTC Shares held by the Sponsor or its affiliates). However, the Sponsor may make any other amendments to the BTC Trust Agreement in its sole discretion without shareholder consent provided that the Sponsor provides 20 days’ notice of any such amendment. See “Description of the BTC Shares” below and “Description of the Shares” in the BTC Trust Information attached as Annex A hereto.

Termination Events

Upon dissolution of the BTC Trust and surrender of BTC Shares by the shareholders, shareholders will receive a distribution in U.S. dollars or in Bitcoin, at the sole discretion of the Sponsor, after the Sponsor has sold the BTC Trust’s Bitcoin, if applicable, and has paid or made provision for the BTC Trust’s claims and obligations. See “Business—Description of the Trust Agreement—Termination of the Trust” in the BTC Trust Information attached as Annex A hereto. In exercising its discretion, the Sponsor expects to take into consideration a number of factors including, but not limited to, the intention that the BTC Shares offer investors an opportunity to gain exposure to digital assets through an investment in securities, the operational challenges of transferring Bitcoin to the BTC Trust’s shareholders via their brokers or brokerage platforms and the ability of those parties to receive Bitcoin or cash, as well as the tax consequences of distributing cash or Bitcoin. Based on the foregoing considerations, the Sponsor currently expects such distributions to be made in cash and to execute the sales of any Bitcoin in connection with the termination of the BTC Trust through eligible financial institutions that are subject to federal and state licensing requirements and practices regarding AML and KYC regulations, which may include a Liquidity Provider or one or more of their respective affiliates.

Authorized Participants

Baskets may be created or redeemed only by Authorized Participants. Each Authorized Participant must (i) be a registered broker-dealer and (ii) have entered into a Participant Agreement with the Sponsor and the Transfer Agent. Subject to In-Kind Regulatory Approval, in the future any Authorized Participants creating and redeeming BTC Shares through In-Kind Orders must also own, or their AP Designee (as defined below) must own, a Bitcoin wallet address that is known to the Custodian as belonging to the Authorized Participant or its AP Designee and maintain an account with the Custodian. The Participant Agreement provides the procedures for the creation and redemption of Baskets and for the delivery of Bitcoins required for the creation and redemption of Baskets via a Liquidity Provider, as well as the deposit with and subsequent delivery by the BTC Trust of cash required in connection therewith, from or to an Authorized Participant or Liquidity Provider, as applicable. See “Description of Creation and Redemption of Shares” in the BTC Trust Information attached as Annex A hereto.

As of the date of this Information Statement, the BTC Trust has engaged Jane Street Capital, LLC, Virtu Americas LLC, Macquarie Capital (USA) Inc., ABN AMRO Clearing USA LLC, and Goldman Sachs & Co. LLC as Authorized Participants. Additional Authorized Participants may be added at any time, subject to the discretion of the Sponsor.

Liquidity Providers

Liquidity Providers facilitate the purchase and sale of Bitcoins in connection with Cash Orders for creations or redemptions of Baskets.

Liquidity Providers are engaged by Grayscale Investments, LLC (in such capacity, the “Liquidity Engager”) and are not party to Participant Agreements or otherwise agents of, or otherwise acting on behalf of, any Authorized Participant. See “Description of Creation and Redemption of Shares.” The Liquidity Engager’s criteria for engaging one or more Liquidity Providers includes the completion of due diligence that considers each such Liquidity Provider’s Bitcoin trading capabilities, organizational structure, operating history, lines of business, controls, and other details necessary to evaluate their ability to facilitate Cash Orders. Liquidity Providers formalize their relationship through a Liquidity Provider Agreement between the Liquidity Engager, Liquidity Provider, and the Sponsor (on behalf of the BTC Trust). Pursuant to such Liquidity Provider Agreements, the Liquidity Providers will be contractually obligated to deliver or receive Bitcoin in exchange for cash in connection with Cash Orders for creations or redemptions.

The Liquidity Providers with which Grayscale Investments, LLC, acting in its capacity as the Liquidity Engager, will engage in Bitcoin transactions are third parties that are not affiliated with the Sponsor or the BTC Trust and are not acting as agents of the BTC Trust, the Sponsor, or any Authorized Participant, and all transactions will be done on an arms-length basis. Except for the contractual relationships between each Liquidity Provider and Grayscale Investments, LLC in its capacity as the Liquidity Engager and the Sponsor (on behalf of the BTC Trust), there is no other pre-existing contractual relationship between each Liquidity Provider, on the one hand, and the BTC Trust, the Sponsor, or any Authorized Participant, on the other hand, in each case that relates to the BTC Trust or the BTC Trust’s Shares. When seeking to buy Bitcoin in connection with creations or sell Bitcoin in connection with redemptions, the Liquidity Engager will seek to obtain commercially reasonable prices and terms from the approved Liquidity Providers. Once agreed upon, the transaction will generally occur on an “over-the-counter” basis.

As of the date of this Information Statement, the Liquidity Engager has engaged JSCT, LLC, Virtu Financial Singapore Pte. Ltd., Flow Traders B.V., Cumberland DRW LLC and Flowdesk as Liquidity Providers. Additional Liquidity Providers may be added at any time, subject to the discretion of the Liquidity Engager.

Jane Street Capital, LLC, one of the Authorized Participants, is an affiliate of JSCT, LLC, one of the Liquidity Providers. Virtu Americas LLC, one of the Authorized Participants, is an affiliate of Virtu Financial Singapore Pte. Ltd, one of the Liquidity Providers.

Clearance and Settlement

The BTC Shares are evidenced by one or more global certificates that the Transfer Agent issues to DTC. The BTC Shares are primarily available in book-entry form. BTC Shareholders may hold their BTC Shares through DTC if they are direct participants in DTC (“DTC Participants”), or indirectly through entities that are DTC Participants.

Description of the BTC Shares

Grayscale Bitcoin Mini Trust (BTC) (the “BTC Trust”) is authorized under the BTC Trust Agreement to create and issue an unlimited number of BTC Shares. BTC Shares will be issued only in Baskets (a Basket equals a block of 10,000 Shares) in connection with creations. The BTC Shares represent units of fractional undivided beneficial interest in and ownership of the BTC Trust and have no par value. The BTC Shares are expected to be listed on NYSE Arca under the ticker symbol “BTC”. Defined terms used in this section but not defined herein have the definitions ascribed to them in the BTC Trust Information attached as Annex A hereto. See also “Description of the Shares” in the BTC Trust Information.

Description of Limited Rights

The BTC Shares do not represent a traditional investment and should not be viewed as similar to “shares” of a corporation operating a business enterprise with management and a board of directors. A BTC Shareholder will not have the statutory rights normally associated with the ownership of shares of a corporation. Each BTC Share is transferable, is fully paid and non-assessable and entitles the holder to vote on the limited matters upon which BTC Shareholders may vote under the BTC Trust Agreement. For example, BTC Shareholders do not have the right to elect or remove directors and will not receive dividends. The BTC Shares do not entitle their holders to any conversion or pre-emptive rights or, except as discussed below, any redemption rights or rights to distributions.

Voting and Approvals

The BTC Shareholders take no part in the management or control of the BTC Trust. Under the BTC Trust Agreement, BTC Shareholders have limited voting rights. For example, in the event that the Sponsor withdraws, a majority of the BTC Shareholders may elect and appoint a successor sponsor to carry out the affairs of the BTC Trust. In addition, no amendments to the BTC Trust Agreement that materially adversely affect the interests of BTC Shareholders may be made without the vote of at least a majority (over 50%) of the BTC Shares (not including any BTC Shares held by the Sponsor or its affiliates). However, the Sponsor may make any other amendments to the BTC Trust Agreement in its sole discretion without shareholder consent provided that the Sponsor provides 20 days’ notice of any such amendment.

Distributions

Pursuant to the terms of the BTC Trust Agreement, the BTC Trust may make distributions on the BTC Shares in-cash or in-kind. In addition, if the BTC Trust is terminated and liquidated, the Sponsor will distribute to the shareholders any amounts of the cash proceeds of the liquidation remaining after the satisfaction of all outstanding liabilities of the BTC Trust and the establishment of reserves for applicable taxes, other governmental charges and contingent or future liabilities as the Sponsor will determine. See “Business—Description of the Trust Agreement—Termination of the Trust” in the BTC Trust Information attached as Annex A hereto. BTC Shareholders of record on the record date fixed by the Transfer Agent for a distribution will be entitled to receive their pro rata portions of any distribution.

Creation of BTC Shares

The BTC Trust creates BTC Shares at such times and for such periods as determined by the Sponsor, but only in one or more whole Baskets. A Basket equals 10,000 BTC Shares. See “Description of Creation and Redemption of Shares” in the BTC Trust Information attached as Annex A hereto. The creation of a Basket requires the delivery to the BTC Trust of the number of Bitcoins represented by one BTC Share immediately prior to such creation multiplied by 10,000. The BTC Trust may from time to time halt creations, including for extended periods of time, for a variety of reasons, including in connection with forks, airdrops and other similar occurrences.

Redemption of BTC Shares

BTC Shares are redeemable only in accordance with the provisions of the BTC Trust Agreement and the relevant Participant Agreement. Through its redemption program, the BTC Trust redeems BTC Shares from Authorized Participants on an ongoing basis. Although the BTC Trust redeems Baskets by distributing Bitcoins or proceeds from the disposition of Bitcoins, at this time an Authorized Participant can only submit Cash Orders, pursuant to which the Authorized Participant will accept cash from the Cash Account in connection with the redemption of Baskets. Cash Orders will be facilitated by the Transfer Agent and Grayscale Investments, LLC, which will engage one or more Liquidity Providers that is not an agent of, or otherwise acting on behalf of, any Authorized Participant receiving Bitcoin in connection with such orders. Subject to In-Kind Regulatory Approval, in the future the BTC Trust may also redeem Baskets via In-Kind Orders, pursuant to which an Authorized Participant or its AP Designee would receive Bitcoin directly from the BTC Trust. However, because In-Kind Regulatory Approval has not been obtained, at this time Baskets will not be redeemed through In-Kind Orders and will only be redeemed through Cash Orders. See “Description of Creation and Redemption of Shares” in the BTC Trust Information attached as Annex A hereto.

Book-Entry Form

BTC Shares are held primarily in book-entry form by the Transfer Agent. The Sponsor or its delegate will direct the Transfer Agent to credit or debit, as applicable, the number of Baskets to the applicable Authorized Participant. The Transfer Agent will issue or cancel Baskets, as applicable. Transfers will be made in accordance with standard securities industry practice. The Sponsor may cause the BTC Trust to issue BTC Shares in certificated form in limited circumstances in its sole discretion.

Share Splits

In its discretion, the Sponsor may direct the Transfer Agent to declare a split or reverse split in the number of BTC Shares outstanding and to make a corresponding change in the number of BTC Shares constituting a Basket. For example, if the Sponsor believes that the per share price in the secondary market for BTC Shares has risen or fallen outside a desirable trading price range, it may declare such a split or reverse split.

Risk Factors Relating to the Initial Distribution

Certain adverse tax consequences could arise by reason of the Initial Distribution if either the GBTC Trust or the BTC Trust is not properly classified as a grantor trust for U.S. federal income tax purposes.

The Sponsor intends to take the position that each of the GBTC Trust and the BTC Trust (each, a “Trust”) is properly treated as a grantor trust for U.S. federal income tax purposes. The GBTC Trust has taken, and in the future the BTC Trust may take, certain positions with respect to its classification as a grantor trust and, if the U.S. Internal Revenue Service (“IRS”) were to disagree with, and successfully challenge, any of these positions, either or both of the Trusts might not qualify as a grantor trust.

If either Trust is not properly classified as a grantor trust, that Trust might be classified as a partnership for U.S. federal income tax purposes. However, due to the uncertain treatment of digital assets for U.S. federal income tax purposes, there can be no assurance in this regard. If a Trust were not classified as either a grantor trust or a partnership for U.S. federal income tax purposes, it would be classified as a corporation for such purposes. In that event, the Trust would be subject to entity-level U.S. federal income tax (currently at the rate of 21%) on its net taxable income (including, in the case of the GBTC Trust, any gain realized by it on the distribution of BTC Shares in the Initial Distribution) and certain distributions made by the Trust (including, in the case of the GBTC Trust, the distribution of the BTC Shares in the Initial Distribution) to shareholders would be treated as taxable dividends to the extent of the Trust’s current and accumulated earnings and profits. Any such dividend distributed to a beneficial owner of shares that is a non-U.S. person for U.S. federal income tax purposes would be subject to U.S. federal withholding tax at a rate of 30% (or such lower rate as provided in an applicable tax treaty).

An active trading market for BTC Shares may not develop or be maintained.

Prior to the Initial Distribution, there has been no public market for BTC Shares. Although BTC Shares have been approved to be publicly listed and traded on the NYSE Arca, there can be no guarantee that an active trading market for the BTC Trust will develop or be maintained following the Initial Distribution. If an active market for BTC Shares does not develop, it may be difficult to sell BTC Shares you receive in the Initial Distribution without depressing the market price for the BTC Shares or to sell your BTC Shares at all. In addition, excessive redemptions of BTC Shares could further decrease the liquidity of the BTC Shares. See “Risk Factors—Risk Factors Related to the Digital Asset Markets—The lack of active trading markets for the Shares may result in losses on investors’ investments at the time of disposition of Shares” in the BTC Trust Information attached as Annex A hereto.

There may be less liquidity or wider spreads in the market for BTC Shares as compared to GBTC Shares.

Although the Sponsor believes that the Initial Distribution will facilitate an active trading market for BTC Shares and BTC Shares have been approved to be publicly listed and traded on NYSE Arca, as a new investment vehicle, there can be no guarantee that the trading market for BTC Shares will develop as robustly as the trading market for GBTC Shares, or that one will develop at all. To the extent that no active trading market develops and/or the assets of the BTC Trust do not reach or maintain a viable size to facilitate robust trading, the liquidity of the BTC Shares may be limited, which could result in wider bid/ask spreads and negatively impact the value of the BTC Shares. In addition, if shareholders need to sell their BTC shares at a time when no active market for them exists, the price shareholders receive for their BTC Shares, assuming that shareholders are able to sell them, likely will be lower than the price that investors would receive if an active market did exist and, accordingly, a shareholder may suffer losses. See “—An active trading market for BTC Shares may not develop or be maintained” above and “Risk Factors—Risk Factors Related to the Digital Asset Markets—The lack of active trading markets for the Shares may result in losses on investors’ investments at the time of disposition of Shares” and “Risk Factors—Risk Factors Related to the Offering—There may be less liquidity or wider spreads in the market for BTC Shares as compared to the shares of other spot Bitcoin exchange-traded products, such as the GBTC Shares” in the BTC Trust Information attached as Annex A hereto.

The Initial Distribution is subject to various risks and uncertainties.

The Initial Distribution is subject to various risks and uncertainties, and may not occur on our anticipated timeline, or at all. For example, consummation of the Initial Distribution is subject to (i) SEC review and effectiveness of the BTC Trust Registration Statement, (ii) the filing and effectiveness of the BTC Trust’s registration statement on Form 8-A, which is expected to become effective concurrently with the effectiveness of the BTC Trust Registration Statement, (iii) this Information Statement being given to GBTC Record Holders, and (iv) the BTC Shares having been approved for listing on NYSE Arca, among other customary conditions.

No vote of GBTC Shareholders is required in connection with the Initial Distribution. As a result, if you do not want to receive BTC Shares in the Initial Distribution, your sole recourse will be to divest or redeem your GBTC Shares.

No vote of GBTC Shareholders is required in connection with the Initial Distribution. Accordingly, if the Initial Distribution occurs and you do not want to receive BTC Shares in the Initial Distribution, your sole recourse will be to divest or redeem your GBTC Shares prior to the Record Date.

Entitlements to receive BTC Shares will not be tradable, transferrable, redeemable or disposable on NYSE Arca until the Distribution Date and the consummation of the Initial Distribution. You will not be able to redeem any BTC Shares, and may not be able to sell any entitlements to receive BTC Shares, through the Distribution Date.

As of close of business on the Record Date, GBTC Record Holders will be entitled to receive one BTC Share for each one GBTC Share held, on the Distribution Date. However, BTC Shares will not yet be issued or trading on NYSE Arca until after consummation of the Initial Distribution on the Distribution Date, and it will not be possible to sell or transfer an entitlement to receive BTC Shares on NYSE Arca prior to the Distribution Date. Neither the GBTC Trust nor the BTC Trust will facilitate any trading market to permit you to sell or redeem your entitlement to receive BTC Shares. To the extent that you sell any GBTC Shares on or after the Record Date, your entitlement to receive BTC Shares corresponding to those GBTC Shares will remain in place, and the purchaser will take GBTC Shares free of any such entitlements. Any trade, transfer or disposal of GBTC Shares on or after the Record Date will have no impact on the right of a GBTC Record Holder to receive the distribution of BTC Shares. See “Trading Between the Record Date and the Distribution Date.”

Furthermore, any GBTC Shares redeemed on or after the Record Date will only be redeemed to the extent of the portion of Bitcoin in the GBTC Bitcoin Portion underlying such GBTC Shares (excluding the portion of Bitcoin in the BTC Bitcoin Portion which was underlying such GBTC Shares as of the Record Date). Between the Record Date and the Distribution Date, it will not be possible to redeem any portion of your BTC Shares, or any entitlements to receive such BTC Shares. The BTC Trust will not commence any creations or redemptions until after the consummation of the Initial Distribution, subject to receipt of required regulatory approvals. Any redemption of GBTC Shares on or after the Record Date will have no impact on the right of a GBTC Record Holder to receive the distribution of BTC Shares. See “Creations and Redemptions Between the Record Date and the Distribution Date.”

To the extent your GBTC Shares are pledged as collateral or included in the calculation of financial covenants in financing arrangements or other securities, you are encouraged to consult your financial advisor to determine the extent to which your entitlements to receive BTC Shares may automatically be pledged as proceeds of such collateral, or may voluntarily be pledged as additional collateral, under the contractual terms of such financial covenants in financing arrangements or other securities.

Risk Factors Relating to the BTC Trust

Please refer to the section titled “Risk Factors” in the BTC Trust Information attached as Annex A hereto for a discussion of other risks related to the BTC Trust and ownership of the BTC Shares.

Forward Looking Statements

This Information Statement and the documents incorporated by reference herein contain “forward-looking statements” with respect to the GBTC Trust’s and BTC Trust’s financial conditions, results of operations, plans, objectives, future performance and business. Statements preceded by, followed by or that include words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” the negative of these terms and other similar expressions are intended to identify some of the forward-looking statements. All statements (other than statements of historical fact) included in or incorporated by reference into this Information Statement that address activities, events or developments that will or may occur in the future, including such matters as changes in market prices and conditions, the GBTC Trust’s or BTC Trust’s operations, the Sponsor’s plans and references to the GBTC Trust’s or BTC Trust’s future success and other similar matters are forward-looking statements. These statements are only predictions. Actual events or results may differ materially from such statements. These statements are based upon certain assumptions and analyses the Sponsor made based on its perception of historical trends, current conditions and expected future developments, as well as other factors appropriate in the circumstances. Whether or not actual results and developments will conform to the Sponsor’s expectations and predictions, however, is subject to a number of risks and uncertainties.

Consequently, all forward-looking statements made in this Information Statement are qualified by these cautionary statements, and there can be no assurance that the actual results or developments the Sponsor anticipates will be realized or, even if substantially realized, that they will result in the expected consequences to, or have the expected effects on, the GBTC Trust’s operations or the BTC Trust’s operations or the value of the GBTC Shares or the BTC Shares. Should one or more of these risks discussed in this Information Statement and in the other documents incorporated or deemed incorporated by reference herein, or other uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those described in forward-looking statements. Forward-looking statements are made based on the Sponsor’s beliefs, estimates and opinions on the date the statements are made and none of the GBTC Trust, the BTC Trust, nor the Sponsor is under a duty or undertakes an obligation to update forward-looking statements if these beliefs, estimates and opinions or other circumstances should change, other than as required by applicable laws. Moreover, none of the GBTC Trust, the BTC Trust, the Sponsor, nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. GBTC Record Holders are therefore cautioned against relying on forward-looking statements.

See “Forward-Looking Statements” in the BTC Trust Information attached as Annex A hereto for a discussion of additional forward-looking statements.

Approval by the Sponsor

The BTC Trust is a Delaware Statutory Trust that was formed on March 12, 2024, by the filing of the Certificate of Trust with the Delaware Secretary of State in accordance with the provisions of the Delaware Statutory Trust Act (“DSTA”).

On July 19, 2024, the Board of Directors of the Sponsor, with the advice of legal counsel: (i) adopted a resolution approving the Initial Distribution and (ii) determined the Record Date and Distribution Date. On July 19, 2024, the Sponsor publicly announced that it had set July 30, 2024 as the official Record Date for the Initial Distribution, subject to certain regulatory notifications and approvals.

On and after the Record Date, Sponsor finalized the list of GBTC Record Holders entitled to participate in the Initial Distribution.

No Appraisal Rights

Under the Delaware Statutory Trust Act, as amended, unless the governing instrument provides otherwise, no appraisal rights are available to the beneficial holders of the beneficial interests of the GBTC Trust. Neither the GBTC Trust’s Trust Agreement nor its Certificate of Trust provide any appraisal rights for any GBTC Shareholders. As a result, no dissenting GBTC Shareholder will have any appraisal rights under the GBTC

Trust’s Trust Agreement in connection with the Initial Distribution, and we will not independently provide GBTC Shareholders with any such right.

Trading Between the Record Date and the Distribution Date

If you own GBTC Shares at the close of business on the Record Date, you will be entitled to receive BTC Shares in the Initial Distribution. Neither the GBTC Trust nor the BTC Trust will facilitate any trading market to permit you to sell or redeem your entitlement to receive BTC Shares, and as such you may be unable to trade, transfer or surrender this entitlement to receive BTC Shares. If you trade GBTC Shares on or after the Record Date, such entitlements to receive BTC Shares will not trade with the corresponding GBTC Shares, and will remain with the GBTC Record Holder until such BTC Shares are issued on the Distribution Date. In other words, all GBTC Shares traded on NYSE Arca on or after the Record Date will trade “ex-distribution.” There will be no formal “regular-way” market on NYSE Arca in which GBTC Shares would trade together with the corresponding entitlement to receive BTC Shares in the Initial Distribution. You are encouraged to consult your financial advisor regarding the specific implications of trading GBTC Shares or entitlements to receive BTC Shares prior to or on the Distribution Date. On or about the Distribution Date, GBTC Shares and BTC Shares are expected to trade as independent NYSE Arca listed exchange-traded commodity products.

Creations and Redemptions Between the Record Date and the Distribution Date

GBTC will continue to process creations and redemptions of GBTC Shares in the ordinary course, including between the Record Date and the Distribution Date.

During this period, creations and redemptions of Baskets of GBTC Shares will be made in exchange for the delivery to the GBTC Trust, or the distribution by the GBTC Trust, of the number of whole and fractional Bitcoins represented by each Basket of GBTC Shares being created or redeemed, which will be determined by dividing (x) the number of Bitcoins representing the GBTC Bitcoin Portion (i.e., the portion of the GBTC Trust’s Bitcoins that will continue to be owned by the GBTC Trust after giving effect to the Initial Distribution) at 4:00 p.m., New York time, on the trade date of a creation or redemption order, after deducting the number of Bitcoins representing the U.S. dollar value of accrued but unpaid fees and expenses of the GBTC Trust (converted using the Index Price at such time, and carried to the eighth decimal place), by (y) the number of GBTC Shares outstanding at such time (with the quotient so obtained calculated to one one-hundred-millionth of one Bitcoin (i.e., carried to the eighth decimal place)), and multiplying such quotient by 10,000.

The number of Bitcoins representing the BTC Bitcoin Portion (i.e., the portion of the GBTC Trust’s Bitcoins that will be owned by the BTC Trust after giving effect to the Initial Distribution) will not be taken into account for purposes of such calculation during this period. Any redemptions of GBTC Shares settling after the Record Date will have no impact on a GBTC Record Holder’s right to receive BTC Shares in the Initial Distribution. Prior to the consummation of the Initial Distribution, the Sponsor has effected a clarifying amendment to the Trust Agreement of the GBTC Trust with respect to the calculation of the NAV of the GBTC Trust between the Record Date and the Distribution Date, to ensure that NAV is calculated in a consistent manner during this time as compared with the net assets of GBTC determined in accordance with GAAP.

The GBTC Bitcoin Portion will be reduced by the portion of the applicable sponsor’s fee that is attributable to such Bitcoin accrued and paid between the Record Date and the Distribution Date, with such amount of Bitcoin allocated to the GBTC Bitcoin Portion further adjusted to reflect any creations and redemptions of GBTC Shares between the Record Date and the Distribution Date in the ordinary course. See “Sponsor’s Fee Between the Record Date and the Distribution Date.”

Sponsor’s Fee Between the Record Date and the Distribution Date

After the Record Date, the sponsor’s fee attributable to the GBTC Trust will continue to accrue on the GBTC Bitcoin Portion (i.e., the portion of the GBTC Trust’s Bitcoins that will continue to be owned by the

GBTC Trust after giving effect to the Initial Distribution), as adjusted to reflect any creations and redemptions of GBTC Shares between the Record Date and the Distribution Date in the ordinary course. The sponsor’s fee to be attributable to the BTC Trust after consummation of the Initial Distribution will begin to accrue on the BTC Bitcoin Portion (i.e., the portion of the GBTC Trust’s Bitcoins that will be owned by the BTC Trust after giving effect to the Initial Distribution) on or about the Distribution Date. The Sponsor has determined that it will waive the sponsor’s fee with respect to the BTC Bitcoin Portion during the period between the Record Date and the commencement of trading of the BTC Shares on NYSE Arca (which the Sponsor currently anticipates will be on or about the Distribution Date), for the benefit of GBTC Shareholders, who on the Distribution Date will receive BTC Shares corresponding to their pro rata share of the BTC Bitcoin Portion as of the close of business on the Record Date, without any reduction in the number of Bitcoin underlying such BTC Shares to account for the accrual of the sponsor’s fee attributable to the BTC Bitcoin Portion in such intervening period (in addition to the materially lower sponsor’s fee that will be applicable to the BTC Shares once they begin trading on NYSE Arca vis-à-vis the GBTC Shares).

Each applicable sponsor’s fee will accrue daily in U.S. dollars at an annual rate of (x) for the GBTC Bitcoin Portion, 1.5% of the NAV Fee Basis Amount (as defined in GBTC’s annual report on Form 10-K for the fiscal year ended December 31, 2023) of such GBTC Bitcoin Portion, and (y) for the BTC Bitcoin Portion, 0.15% of the NAV Fee Basis Amount (as defined in the BTC Trust Information) of such BTC Bitcoin Portion, as applicable, as of 4:00 p.m., New York time, on each day; provided that for a day that is not a business day, the calculation will be based on the applicable NAV Fee Basis Amount from the most recent business day, reduced by the accrued and unpaid sponsor’s fee, as applicable, for such most recent business day and for each day after such most recent business day and prior to the relevant calculation date. This dollar amount for each daily accrual will then be converted into Bitcoin by reference to the same Index Price used to determine such accrual, as applicable. The applicable “Index Price” is the U.S. dollar value of a Bitcoin derived from the digital asset trading platforms that are reflected in the CoinDesk Bitcoin Price Index (XBX) at 4:00 p.m., New York time, on each business day. Each applicable sponsor’s fee is payable in Bitcoin to the Sponsor daily in arrears.

Summary Unaudited Pro Forma Financial Information of the BTC Trust

The following unaudited pro forma financial statements of the BTC Trust consist of the Unaudited Pro Forma Statement of Assets and Liabilities as of March 31, 2024 and the Unaudited Pro Forma Statements of Operations for the three months ended March 31, 2024 and the year ended December 31, 2023. These unaudited pro forma financial statements were derived from available information and assumptions related to the contemplated Initial Distribution. The BTC Trust had nominal assets and no liabilities, and conducted no operations prior to the date of this prospectus; a presentation of the BTC Trust’s historical financial position and results of operations as of and for the period presented is therefore not meaningful.

The Unaudited Pro Forma Statement of Assets and Liabilities as of March 31, 2024 has been prepared to give effect to the Initial Distribution as if it had occurred or become effective as of March 31, 2024. The Unaudited Pro Forma Statements of Operations for the three months ended March 31, 2024 and the year ended December 31, 2023 have been prepared to give effect to the Initial Distribution as if it had occurred or had become effective as of January 1, 2023.

The unaudited pro forma financial statements have been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” The assumptions and estimates underlying the adjustments to the unaudited pro forma financial statements are described in the accompanying notes to the unaudited pro forma financial statements included in the section titled “Unaudited Pro Forma Financial Statements—Notes to Unaudited Pro Forma Financial Statements” in the BTC Trust Information, which should be read together with the unaudited pro forma financial statements. These amounts are estimates, and the final amounts could differ materially from these estimates.

The unaudited pro forma financial statements have been adjusted to give effect to the Initial Distribution using the following assumptions, which are based on the actual amounts of Bitcoin held by GBTC and GBTC shares outstanding as of June 30, 2024, the end of GBTC’s most recently completed fiscal quarter, and other available information. The unaudited pro forma financial statements have been prepared to reflect transaction accounting and autonomous entity adjustments to present the financial condition and results of operations of the Trust as a stand-alone entity. The Sponsor notes that such assumptions regarding the quantity of Bitcoin that will be contributed by GBTC to the BTC Trust, the number of Shares of the Trust to be delivered in the Initial Distribution and the Sponsor’s Fee that the BTC Trust will charge are purely for illustrative purposes and not necessarily reflective of the ultimate quantity of Bitcoin to be contributed to the BTC Trust in the Initial Distribution or the actual Sponsor’s Fee that will be payable on the BTC Shares:

•	27,573.49861680 Bitcoin will be contributed by GBTC to the BTC Trust;

•	310,510,100 shares of the BTC Trust will be issued and distributed to holders of GBTC Shares; and

•	the Sponsor’s Fee payable on the BTC Shares will be 0.15%.

The unaudited pro forma financial statements are for illustrative and informational purposes only, and are not intended to represent what the BTC Trust’s financial position and results of operations would have been had the BTC Trust been in operation during the periods presented or if the Initial Distribution had occurred as of the dates indicated. The unaudited pro forma financial statements also should not be considered indicative of the BTC Trust’s future financial position or future results of operations.

The following unaudited pro forma financial information illustrates the effects of the following transactions and assumptions:

•

the transfer to the BTC Trust of Bitcoin at the fair value on the date of receipt (assuming a date of receipt of January 1, 2023, and using the number of Bitcoin held by GBTC as of June 30, 2024, in each case, for illustrative purposes) from GBTC, reduced by the amount of tokens that would have been used to pay the Sponsor’s Fee during the three months ended March 31, 2024 and the year ended December 31, 2023 (this is reflected in the “Transaction Accounting Adjustments” column in the Unaudited Pro Forma Statement of Assets and Liabilities below);

•

the illustrative impact of the daily Sponsor’s Fee accrual applied to the BTC Trust assets over the specified period (i.e., the period from January 1, 2023, to December 31, 2023 or the period from January 1, 2024 to March 31, 2024, as applicable) (this is reflected in the “Autonomous Entity Adjustments” columns in the Unaudited Pro Forma Statements of Operations below);

•

the assumption that Coinbase is the Digital Asset Trading Platform Market considered to be the BTC Trust’s principal market and used to determine the fair value for the Bitcoin in the “Investments in Bitcoin” line on the Unaudited Pro Forma Statement of Assets and Liabilities as of March 31, 2024 and used to determine the daily value of the Sponsor’s Fee as described in Note 3 in the section titled “Unaudited Pro Forma Financial Statements—Notes to Unaudited Pro Forma Financial Statements” in the BTC Trust Information; and

•	the assumption that there were no additional post Initial Distribution creation or redemption activities for the period.

The unaudited pro forma financial statements reported below should be read in conjunction with the notes to the unaudited pro forma financial statements included in the section titled “Unaudited Pro Forma Financial Statements—Notes to Unaudited Pro Forma Financial Statements” in the BTC Trust Information, as well as the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the BTC Trust Information, attached as Annex A hereto.

The unaudited pro forma financial information is subject to change based on the finalization of the terms of the Initial Distribution, and utilizing actual amounts of Bitcoin held by GBTC and GBTC shares outstanding as of the Record Date. If the actual facts are different than these assumptions, then the unaudited pro forma financial information will be different, and those changes could be material.

Unaudited Pro Forma Statement of Assets and Liabilities of the BTC Trust as of March 31, 2024

	Historical	Transaction Accounting Adjustments	Autonomous Entity Adjustments	Pro Forma
	(amounts in thousands, except Share and per Share amounts)
Assets:
Investment in Bitcoin, at fair value (cost $456,843 as of March 31, 2024)	$—	$456,843	$1,497,936	$1,954,779

Total assets	$—	$456,843	$1,497,936	$1,954,779

Liabilities:
Sponsor’s Fee payable, related party	$—	$—	$—	$—

Total liabilities	$—	$—	$—	$—

Net Assets	$—	$456,843	$1,497,936	$1,954,779

Shares issued and outstanding, no par value (unlimited)	—	310,510,100	310,510,100	310,510,100

Principal market net asset value per Share	$—	$1.47	$4.82	$6.30

Unaudited Pro Forma Statement of Operations of the BTC Trust for the Three Months Ended March 31, 2024

	Historical	Transaction Accounting Adjustments	Autonomous Entity Adjustments	Pro Forma
	(amounts in thousands)
Investment income:
Investment income	$—	$—	$—	$—
Expenses:
Sponsor’s Fee, related party	—	—	550	550

Net investment loss	—	—	(550)	(550)

Net realized and unrealized gain (loss) from:
Net realized gain on investment in Bitcoin	—	—	379	379
Net change in unrealized appreciation (depreciation) on investment in Bitcoin	—	—	783,917	783,917

Net realized and unrealized gain (loss) on investment	—	—	784,296	784,296

Net increase (decrease) in net assets resulting from operations	$—	$—	$783,746	$783,746

Unaudited Pro Forma Statement of Operations of the BTC Trust for the Year Ended December 31, 2023

	Historical	Transaction Accounting Adjustments	Autonomous Entity Adjustments	Pro Forma
	(amounts in thousands)
Investment income:
Investment income	$—	$—	$—	$—
Expenses:
Sponsor’s Fee, related party	—	—	1,192	1,192

Net investment loss	—	—	(1,192)	(1,192)

Net realized and unrealized gain (loss) from:
Net realized gain on investment in Bitcoin	—	—	506	506
Net change in unrealized appreciation (depreciation) on investment in Bitcoin	—	—	714,020	714,020

Net realized and unrealized gain (loss) on investment	—	—	714,526	714,526

Net increase (decrease) in net assets resulting from operations	$—	$—	$713,334	$713,334

Notes to Unaudited Pro Forma Financial Statements

See “Unaudited Pro Forma Financial Statements—Notes to Unaudited Pro Forma Financial Statements” in the BTC Trust Information attached as Annex A hereto for more information.

Material U.S. Federal Income Tax Consequences of the Initial Distribution

The following discussion addresses certain material U.S. federal income tax consequences of the Initial Distribution to beneficial owners of GBTC Shares who receive BTC Shares in the Initial Distribution (“Holders”). This discussion does not describe all of the tax consequences that may be relevant to a Holder in light of the Holder’s particular circumstances, including tax consequences applicable to Holders subject to special rules, such as: financial institutions; dealers in securities or commodities; traders in securities or commodities that have elected to apply a mark-to-market method of tax accounting in respect thereof; persons holding GBTC Shares as part of a hedge, “straddle,” integrated transaction or similar transaction; persons whose functional currency is not the U.S. dollar; entities or arrangements classified as partnerships for U.S. federal income tax purposes; real estate investment trusts; regulated investment companies; and tax-exempt entities, including individual retirement accounts.

This discussion applies only to Holders who beneficially owned, at the close of business on the Record Date, the GBTC Shares in respect of which the BTC Shares received in the Initial Distribution were distributed and who hold their GBTC Shares and BTC Shares as capital assets. This discussion does not address alternative minimum tax consequences or consequences of the Medicare contribution tax on net investment income.

If an entity or arrangement that is classified as a partnership for U.S. federal income tax purposes holds GBTC Shares and receives BTC Shares in the Initial Distribution, the U.S. federal income tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. Partnerships holding GBTC Shares and partners in those partnerships are urged to consult their tax advisers about the particular U.S. federal income tax consequences of the Initial Distribution.

This discussion is based on the Internal Revenue Code, administrative pronouncements, judicial decisions and final, temporary and proposed Treasury regulations as of the date hereof, changes to any of which subsequent to the date hereof may affect the tax consequences described herein. For the avoidance of doubt, this summary does not discuss any tax consequences arising under the laws of any state, local or foreign taxing jurisdiction.

Holders are urged to consult their tax advisers about the application of the U.S. federal income tax laws to their particular situations, as well as any tax consequences arising under the laws of any state, local or foreign taxing jurisdiction.

Tax Treatment of the Trusts

The Sponsor intends to take the position that each of the GBTC Trust and the BTC Trust (each, a “Trust”) is properly treated as a grantor trust for U.S. federal income tax purposes. Assuming that both the Trusts are grantor trusts, neither the GBTC Trust nor the BTC Trust will be subject to U.S. federal income tax. Rather, each beneficial owner of GBTC Shares or BTC Shares will be treated as directly owning its pro rata share of the corresponding Trust’s assets, and a pro rata portion of each Trust’s income, gain, losses and deductions will “flow through” to each beneficial owner of its shares.

The Sponsor expects to receive an opinion of counsel to the effect that each Trust should be treated as a grantor trust for U.S. federal income tax purposes. However, there can be no complete assurance that either Trust will be treated as a grantor trust for those purposes. An opinion of counsel is not binding on the IRS or any court, and there are significant uncertainties regarding the application of existing authorities to certain aspects of Bitcoin and the Trusts.

In particular, the GBTC Trust has taken, and in the future the BTC Trust may take, certain positions with respect to the tax consequences of Incidental Rights and its receipt of IR Virtual Currency in connection with forks of the Bitcoin Blockchain. If the IRS were to disagree with, and successfully challenge, any of these positions, either Trust might not qualify as a grantor trust. The sponsor of each Trust has delivered the Pre-Creation/Redemption Abandonment Notices to each of the Prime Broker, the Custodian and Coinbase Credit, stating that the Trust is abandoning irrevocably, for no direct or indirect consideration, effective immediately prior to each Creation Time and Redemption Time, all Incidental Rights or IR Virtual Currency to which it would otherwise be entitled as of such time and with respect to which it has not taken any Affirmative Action at or prior to such time. Prospectively, the sponsor of each Trust has committed to causing the Trust to irrevocably abandon all Incidental Rights and IR Virtual Currency to which the Trust might otherwise become entitled. There can be no complete assurance that these abandonments will be treated as effective for U.S. federal income tax purposes. If a Trust were treated as owning any asset other than Bitcoins as of any date on which it creates or redeems shares, it might cease to qualify as a grantor trust for U.S. federal income tax purposes.

In addition, and in common with other spot Bitcoin exchange-traded products, each Trust is not at this time able to create or redeem shares via in-kind transactions with Authorized Participants. Unless and until In-Kind Regulatory Approval is obtained, each Trust will create or redeem shares only through so-called Cash Orders. In general, investment vehicles intended to be treated as grantor trusts for U.S. federal income tax purposes historically have created additional trust interests only in kind, and there is no authority directly addressing whether a grantor trust may create or redeem trust interests under procedures similar to those that govern Cash Orders. Accordingly, there can be no complete assurance that the creation or redemption of shares under the procedures governing Cash Orders will not cause either Trust to fail to qualify as a grantor trust for U.S. federal income tax purposes.

Moreover, because of the evolving nature of digital assets, it is not possible to predict potential future developments that may arise with respect to digital assets, including forks, airdrops and other similar occurrences. Assuming that each Trust is currently a grantor trust for U.S. federal income tax purposes, certain future developments could render it impossible, or impracticable, for that Trust to continue to be treated as a grantor trust for such purposes.

If either Trust is not properly classified as a grantor trust, that Trust might be classified as a partnership for U.S. federal income tax purposes. However, due to the uncertain treatment of digital assets for U.S. federal income tax purposes, there can be no assurance in this regard. If a Trust were not classified as either a grantor trust or a partnership for U.S. federal income tax purposes, it would be classified as a corporation for such purposes. In that event, the Trust would be subject to entity-level U.S. federal income tax (currently at the rate of 21%) on its net taxable income (including, in the case of the GBTC Trust, any gain realized by it on the distribution of BTC Shares in the Initial Distribution) and certain distributions made by the Trust (including, in the case of the GBTC Trust, the distribution of the BTC Shares in the Initial Distribution) to shareholders would be treated as taxable dividends to the extent of the Trust’s current and accumulated earnings and profits. Any such dividend distributed to a beneficial owner of shares that is a non-U.S. person for U.S. federal income tax purposes would be subject to U.S. federal withholding tax at a rate of 30% (or such lower rate as provided in an applicable tax treaty).

The remainder of this discussion is based on the assumption that each of the GBTC Trust and BTC Trust will be treated as a grantor trust for U.S. federal income tax purposes.

Tax Consequences of the Receipt of BTC Shares in the Initial Distribution

The Sponsor expects to receive an opinion of counsel to the effect that, if each of the GBTC Trust and the BTC Trust is properly treated as a grantor trust for U.S. federal income tax purposes, neither the GBTC Trust nor any Holder will recognize gain or loss for U.S. federal income tax purposes as a result of the Initial Distribution, and the remainder of this discussion so assumes.

Although the proper allocation of a Holder’s tax basis between its pro rata shares of the Bitcoin held after the Initial Distribution by the BTC Trust and the GBTC Trust, respectively, is not entirely free from doubt, (i) a Holder’s tax basis in its pro rata share of the Bitcoins held by the BTC Trust generally should be equal to the Holder’s tax basis in the BTC Bitcoin Portion as of the Record Date, and (ii) the Holder’s tax basis in its pro rata share of the Bitcoins remaining in the GBTC Trust should not be affected by the Initial Distribution. Similarly, a Holder’s holding period for its pro rata share of the Bitcoins held by the BTC Trust generally should include its holding period in the BTC Bitcoin Portion, and its holding period in its pro rata share in the Bitcoins remaining in the GBTC Trust should not be affected by the Initial Distribution.

Subject to the preceding discussion regarding a Holder’s tax basis and holding period attributable to BTC Shares received in the Initial Distribution, see “Material U.S. Federal Income Tax Consequences” in the BTC Trust Information, which is attached as Annex A hereto, for more information on the material U.S. federal income tax consequences of the ownership of BTC Shares.

Beneficial owners of GBTC Shares are urged to consult their tax advisors regarding the tax consequences to them of the Initial Distribution, and of the ownership and disposition of any BTC Shares received in the Initial Distribution, in light of their particular circumstances.

Reasons for Furnishing This Information Statement

We are furnishing this Information Statement solely to provide information about the Initial Distribution and the BTC Trust to GBTC Shareholders, in substantial compliance with Regulation 14C of the Exchange Act. You should not construe this Information Statement as an inducement or encouragement to buy, hold, or sell GBTC Shares or BTC Shares. No GBTC Shareholder approval is required for the Initial Distribution, and you are not being asked for a proxy. We believe that the information contained in this Information Statement is accurate as of the date set forth on the cover. Changes to the information contained in this Information Statement may occur after that date, and neither GBTC nor the BTC Trust undertakes any obligation to update the information except in the normal course of public disclosure obligations and practices.

Incorporation of Certain Information by Reference

Statements contained in this Information Statement, or in any document incorporated in this Information Statement by reference regarding the contents of other documents, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows us to “incorporate by reference” into this Information Statement certain documents we file with the SEC. This means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this Information Statement, and later information that we file with the SEC, prior to the effective date of the actions set forth herein, will automatically update and supersede that information. We incorporate by reference:

•	Our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on February 23, 2024;

•	Our Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, filed with the SEC on May 3, 2024; and

•	Our Current Reports on Form 8-K filed with the SEC on March 12, 2024, May 7, 2024, May 20, 2024 and July 19, 2024.

Any statement contained in a document incorporated or deemed to be incorporated in this Information Statement shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document that also is or is deemed to be incorporated by reference modifies or supersedes such statement.

Any person, including any beneficial owner, to whom this Information Statement is delivered may request copies of reports, proxy statements or other information concerning us, without charge, as described below in “Additional Information.”

No persons have been authorized to give any information or to make any representations other than those contained or incorporated by reference in this Information Statement and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person.

Additional Information

The Sponsor maintains an internet website for GBTC at www.etfs.grayscale.com/gbtc, through which the GBTC Trust’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), are made available free of charge after they have been filed with or furnished to the SEC. The Sponsor also maintains an internet website for the BTC Trust at www.etfs.grayscale.com/btc, through which the BTC Trust’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) of the Exchange Act, will be made available free of charge after they have been filed with or furnished to the SEC. Additional information regarding the GBTC Trust and BTC Trust may also be found on the SEC’s EDGAR database at www.sec.gov.

Statements we make in this Information Statement relating to any contract or other document are not necessarily complete. We will provide you without charge, upon your written or oral request, a copy of any or all of such documents. Please direct your written or telephone requests to Grayscale Investments, LLC, 290 Harbor Drive, 4th Floor, Stamford, Connecticut 06902, (212) 668-1427.

You may also obtain other information about us by visiting www.etfs.grayscale.com/gbtc, or about the BTC Trust by visiting www.etfs.grayscale.com/btc. Other than this Information Statement or the documents incorporated by reference herein, information contained on our website is not part of this Information Statement.

The contents of the websites referred to above and any websites referred to herein are not incorporated into this filing. Further, our references to the URLs for these websites are intended to be inactive textual references only.

Annex A

Excerpted sections from Grayscale Bitcoin Mini Trust (BTC)’s registration statement on Form S-1 (Registration No. 333-277837), as amended through the date of the Information Statement

(the “BTC Trust Information”)

Neither the Trust nor the Sponsor has authorized anyone to provide you with any information other than that contained in this prospectus or any free writing prospectus prepared by or on behalf of the Trust. Neither the Trust nor the Sponsor takes any responsibility for, and can provide no assurance as to the reliability of, any information that others may give you. Neither the Trust nor the Sponsor is making an offer to sell any security or soliciting any offer to buy any security in any jurisdiction where the offer or sale is not permitted. You should not assume that the information appearing in this prospectus or any free writing prospectus is accurate as of any date other than the respective dates on the front of such documents. The Trust’s business, assets, financial condition, results of operations and prospects may have changed since those dates.

This prospectus does not constitute an offer to sell, or an invitation on behalf of the Trust or the Sponsor, to subscribe to or purchase any securities, and may not be used for or in connection with an offer or solicitation by anyone, in any jurisdiction in which such an offer or solicitation is not authorized or to any person to whom it is unlawful to make such an offer or solicitation.

Authorized Participants may be required to deliver a prospectus when making transactions in the Shares.

The information contained in the section captioned “Business—Overview of the Bitcoin Industry and Market” is based on information obtained from sources that the Sponsor believes are reliable. This prospectus summarizes certain documents and other information in a manner the Sponsor believes to be accurate. In making an investment decision, you must rely on your own examination of the Trust, the Bitcoin industry, the operation of the Bitcoin market and the terms of the offering and the Shares, including the merits and risks involved. Although the Sponsor believes this information to be reliable, the accuracy and completeness of this information is not guaranteed and has not been independently verified.

See “Glossary of Defined Terms” for the definition of certain capitalized terms used in this prospectus.

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FORWARD-LOOKING STATEMENTS

This prospectus contains “forward-looking statements” with respect to the Trust’s financial conditions, results of operations, plans, objectives, future performance and business. Statements preceded by, followed by or that include words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” the negative of these terms and other similar expressions are intended to identify some of the forward-looking statements. All statements (other than statements of historical fact) included in this prospectus that address activities, events or developments that will or may occur in the future, including such matters as changes in market prices and conditions, the Trust’s operations, the Sponsor’s plans and references to the Trust’s future success and other similar matters are forward-looking statements. These statements are only predictions. Actual events or results may differ materially from such statements. These statements are based upon certain assumptions and analyses the Sponsor made based on its perception of historical trends, current conditions and expected future developments, as well as other factors appropriate in the circumstances. You should specifically consider the numerous risks described in “Risk Factors” in this prospectus. Whether or not actual results and developments will conform to the Sponsor’s expectations and predictions, however, is subject to a number of risks and uncertainties, including:

•

recent developments in the digital asset economy which have led to extreme volatility and disruption in digital asset markets, a loss of confidence in participants of the digital asset ecosystem, significant negative publicity surrounding digital assets broadly and market-wide declines in liquidity;

•

the extreme volatility of trading prices that many digital assets, including Bitcoin, have experienced in recent periods and may continue to experience, which could cause the value of the Shares to be volatile and/or have a material adverse effect on the value of the Shares;

•

the recentness of the development of digital assets and the uncertain medium-to-long term value of the Shares due to a number of factors relating to the capabilities and development of blockchain technologies and to the fundamental investment characteristics of digital assets;

•	the value of the Shares depending on the acceptance of digital assets, such as Bitcoin, which represent a new and rapidly evolving industry;

•	the value of the Shares relating directly to the value of Bitcoin then held by the Trust, the value of which may be highly volatile and subject to fluctuations due to a number of factors;

•	a temporary or permanent “fork” or a “clone”, which could adversely affect the value of the Shares;

•

the largely unregulated nature and lack of transparency surrounding the operations of Digital Asset Trading Platforms, which may adversely affect the value of digital assets and, consequently, the value of the Shares;

•	the limited history of the Index;

•	the lack of active trading markets for the Shares, which may result in losses on investors’ investments at the time of disposition of Shares;

•	the possibility that illiquid markets may exacerbate losses or increase the variability between the Trust’s NAV and its market price;

•	the possibility that there may be less liquidity or wider spreads in the market for the Shares as compared to the shares of other spot Bitcoin exchange-traded products, such as the GBTC Shares;

•	competition from the emergence or growth of other digital assets or methods of investing in Bitcoin could have a negative impact on the price of Bitcoin and adversely affect the value of the Shares;

•

the liquidity of the Shares may be affected if Authorized Participants cease to perform their obligations under the Participant Agreements or the Liquidity Engager is unable to engage Liquidity Providers;

•

the possibility that the Shares may trade at a price that is at, above or below the Trust’s NAV per Share as a result of the non-current trading hours between NYSE Arca and the Digital Asset Trading Platform Market;

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•

regulatory changes or actions by the U.S. Congress or any U.S. federal or state agencies that may affect the value of the Shares or restrict the use of one or more digital assets, mining activity or the operation of their networks or the Digital Asset Trading Platform Market in a manner that adversely affects the value of the Shares;

•

a determination that Bitcoin or any other digital asset is a “security” may adversely affect the value of Bitcoin and the value of the Shares and result in potentially extraordinary, nonrecurring expenses to, or termination of, the Trust;

•	changes in the policies of the U.S. Securities and Exchange Commission (the “SEC”) that could adversely impact the value of the Shares;

•

regulatory changes or other events in foreign jurisdictions that may affect the value of the Shares or restrict the use of one or more digital assets, mining activity or the operation of their networks or the Digital Asset Trading Platform Market in a manner that adversely affects the value of the Shares;

•

the possibility that an Authorized Participant, the Trust or the Sponsor could be subject to regulation as a money service business or money transmitter, which could result in extraordinary expenses to such Authorized Participant, the Trust or the Sponsor and also result in decreased liquidity for the Shares;

•

regulatory changes or interpretations that could obligate the Trust or the Sponsor to register and comply with new regulations, resulting in potentially extraordinary, nonrecurring expenses to the Trust;

•	potential conflicts of interest that may arise among the Sponsor or its affiliates and the Trust;

•	the potential discontinuance of the Sponsor’s continued services, which could be detrimental to the Trust;

•	the lack of ability to facilitate in-kind creations and redemptions of Shares, which could have adverse consequences for the Trust;

•

the Trust’s reliance on third party service providers to perform certain functions essential to the affairs of the Trust and the challenges replacement of such service providers could pose to the safekeeping of the Trust’s Bitcoin and to the operations of the Trust; and

•	the Custodian’s possible resignation or removal by the Sponsor or otherwise, without replacement, which could trigger early termination of the Trust.

Consequently, all forward-looking statements made in this prospectus are qualified by these cautionary statements, and there can be no assurance that the actual results or developments the Sponsor anticipates will be realized or, even if substantially realized, that they will result in the expected consequences to, or have the expected effects on, the Trust’s operations or the value of the Shares. Should one or more of these risks discussed in “Risk Factors” in this prospectus, or other uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those described in forward-looking statements. Forward-looking statements are made based on the Sponsor’s beliefs, estimates and opinions on the date the statements are made and neither the Trust nor the Sponsor is under a duty or undertakes an obligation to update forward-looking statements if these beliefs, estimates and opinions or other circumstances should change, other than as required by applicable laws. Moreover, neither the Trust, the Sponsor, nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. Investors are therefore cautioned against relying on forward-looking statements.

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RISK FACTORS

You should carefully consider the following risks and all of the other information set forth in this prospectus before deciding to invest in shares of the Shares. If any of the following risks actually occurs, our business, financial condition or results of operations would likely suffer. In such case, the trading price of the Shares could decline due to any of these risks, and you may lose all or part of your investment.

Risk Factors Related to Digital Assets

The trading prices of many digital assets, including Bitcoin, have experienced extreme volatility in recent periods and may continue to do so. Extreme volatility in the future, including further declines in the trading prices of Bitcoin, could have a material adverse effect on the value of the Shares and the Shares could lose all or substantially all of their value.

The trading prices of many digital assets, including Bitcoin, have experienced extreme volatility in recent periods and may continue to do so. For instance, following significant increases throughout the majority of 2020, digital asset prices, including Bitcoin, experienced significant volatility throughout 2021 and 2022. This volatility became extreme in November 2022 when FTX Trading Ltd. (“FTX”) halted customer withdrawals. See “Risk Factors Related to the Digital Asset Markets—Recent developments in the digital asset economy have led to extreme volatility and disruption in digital asset markets, a loss of confidence in participants of the digital asset ecosystem, significant negative publicity surrounding digital assets broadly and market-wide declines in liquidity.” Digital asset prices, including Bitcoin, have continued to fluctuate widely to date throughout 2023 and through the date of this prospectus.

Extreme volatility in the future, including further declines in the trading prices of Bitcoin, could have a material adverse effect on the value of the Shares and the Shares could lose all or substantially all of their value. Furthermore, negative perception, a lack of stability and standardized regulation in the digital asset economy may reduce confidence in the digital asset economy and may result in greater volatility in the price of Bitcoin and other digital assets, including a depreciation in value. The Trust is not actively managed and will not take any actions to take advantage, or mitigate the impacts, of volatility in the price of Bitcoin. For additional information that quantifies the volatility of Bitcoin prices, see “Business—Overview of the Bitcoin Industry and Market—Historical Bitcoin Prices.”

Digital assets such as Bitcoin were only introduced within the past two decades, and the medium-to-long term value of the Shares is subject to a number of factors relating to the capabilities and development of blockchain technologies and to the fundamental investment characteristics of digital assets.

Digital assets such as Bitcoin were only introduced within the past two decades, and the medium-to-long term value of the Shares is subject to a number of factors relating to the capabilities and development of blockchain technologies, such as the recentness of their development, their dependence on the internet and other technologies, their dependence on the role played by users, developers and miners and the potential for malicious activity. For example, the realization of one or more of the following risks could materially adversely affect the value of the Shares:

•

Digital asset networks and the software used to operate them are in the early stages of development. Given the recentness of the development of digital asset networks, digital assets may not function as intended and parties may be unwilling to use digital assets, which would dampen the growth, if any, of digital asset networks.

•

The loss or destruction of a private key required to access a digital asset may be irreversible. If a private key is lost, destroyed or otherwise compromised and no backup of the private key is accessible, the owner would be unable to access the digital asset corresponding to that private key and the private key will not be capable of being restored by the digital asset network.

•

Digital asset networks are dependent upon the internet. A disruption of the internet or a digital asset network, such as the Bitcoin Network, would affect the ability to transfer digital assets, including Bitcoin, and, consequently, their value.

•

The acceptance of software patches or upgrades by a significant, but not overwhelming, percentage of the users and miners in a digital asset network, such as the Bitcoin Network, could result in a “fork” in such network’s blockchain, resulting in the operation of multiple separate networks.

•

Digital asset mining operations can consume significant amounts of electricity, which may have a negative environmental impact and give rise to public opinion against allowing, or government regulations restricting, the use of electricity for mining operations. Additionally, miners may be forced to cease operations during an electricity shortage or power outage.

•

Many digital asset networks face significant scaling challenges and are being upgraded with various features to increase the speed and throughput of digital asset transactions. These attempts to increase the volume of transactions may not be effective.

•

The open-source structure of many digital asset network protocols, such as the protocol for the Bitcoin Network, means that developers and other contributors are generally not directly compensated for their contributions in maintaining and developing such protocols. As a result, the developers and other contributors of a particular digital asset may lack a financial incentive to maintain or develop the network, or may lack the resources to adequately address emerging issues. Alternatively, some developers may be funded by companies whose interests are at odds with other participants in a particular digital asset network. A failure to properly monitor and upgrade the protocol of the Bitcoin Network could damage that network.

•

Moreover, in the past, flaws in the source code for digital assets have been exposed and exploited, including flaws that disabled some functionality for users, exposed users’ personal information and/or resulted in the theft of users’ digital assets. The cryptography underlying Bitcoin could prove to be flawed or ineffective, or developments in mathematics and/or technology, including advances in digital computing, algebraic geometry and quantum computing, could result in such cryptography becoming ineffective. In any of these circumstances, a malicious actor may be able to take the Trust’s Bitcoin, which would adversely affect the value of the Shares. Moreover, functionality of the Bitcoin Network may be negatively affected such that it is no longer attractive to users, thereby dampening demand for Bitcoin. Even if another digital asset other than Bitcoin were affected by similar circumstances, any reduction in confidence in the source code or cryptography underlying digital assets generally could negatively affect the demand for digital assets and therefore adversely affect the value of the Shares.

Moreover, because digital assets, including Bitcoin, have been in existence for a short period of time and are continuing to develop, there may be additional risks in the future that are impossible to predict as of the date of this prospectus.

Digital assets represent a new and rapidly evolving industry, and the value of the Shares depends on the acceptance of Bitcoin.

The Bitcoin Network was first launched in 2009 and Bitcoins were the first cryptographic digital assets created to gain global adoption and critical mass. Although the Bitcoin Network is the most established digital asset network, the Bitcoin Network and other cryptographic and algorithmic protocols governing the issuance of digital assets represent a new and rapidly evolving industry that is subject to a variety of factors that are difficult to evaluate. For example, the realization of one or more of the following risks could materially adversely affect the value of the Shares:

•

Bitcoins is only selectively accepted as a means of payment by retail and commercial outlets, and use of Bitcoins by consumers to pay such retail and commercial outlets remains limited. Banks and other established financial institutions may refuse to process funds for Bitcoin transactions; process wire transfers to or from Digital Asset Trading Platforms, Bitcoin-related companies or service providers; or maintain accounts for persons or entities transacting in Bitcoin. As a result, the prices of Bitcoins are largely determined by speculators and miners, thus contributing to price volatility that makes retailers less likely to accept it as a form of payment in the future.

•

Banks may not provide banking services, or may cut off banking services, to businesses that provide digital asset-related services or that accept digital assets as payment, which could dampen liquidity in the market and damage the public perception of digital assets generally or any one digital asset in particular, such as Bitcoin, and their or its utility as a payment system, which could decrease the price of digital assets generally or individually.

•

Certain privacy-preserving features have been or are expected to be introduced to a number of digital asset networks. If any such features are introduced to the Bitcoin Network, any trading platforms or businesses that facilitate transactions in Bitcoin may be at an increased risk of criminal or civil lawsuits, or of having banking services cut off if there is a concern that these features interfere with the performance of anti-money laundering duties and economic sanctions checks. As of the date of this prospectus, the Sponsor is not aware of any ongoing efforts to introduce privacy-preserving features to the Bitcoin Network.

•

Users, developers and miners may otherwise switch to or adopt certain digital assets at the expense of their engagement with other digital asset networks, which may negatively impact those networks, including the Bitcoin Network.

•

In August 2017, the Bitcoin Network underwent a hard fork that resulted in the creation of a new digital asset network called “Bitcoin Cash.” This hard fork was contentious, and as a result some users of the Bitcoin Cash network may harbor ill will toward the Bitcoin Network. These users may attempt to negatively impact the use or adoption of the Bitcoin Network.

•

Also in August 2017, the Bitcoin Network was upgraded with a technical feature known as “Segregated Witness” that, among other things, potentially doubles the transactions per second that can be handled on-chain and enables so-called second layer solutions, such as the Lightning Network or payment channels, that have the potential to substantially increase transaction throughput (i.e., millions of transactions per second). As of the date of this prospectus, wallets and intermediaries that support Segregated Witness or Lightning Network-like technologies do not yet have material adoption. This upgrade may fail to work as expected leading to a decline in support and price of Bitcoin.

•

In 2021, the Bitcoin protocol implemented the Taproot upgrade to add enhanced support for complex transactions on the network such as multi-signature transactions, which require two or more parties to execute a transaction on the Bitcoin Network. Prior to the upgrade, multi-signature transactions were historically slow, expensive, and easily identifiable. Taproot is intended to reduce the amount of data written to a block and makes multi-signature transactions indistinguishable from regular transactions, adding an enhanced layer of privacy. This upgrade may fail to work as expected leading to a decline in support and price of Bitcoin.

The Trust is not actively managed and will not have any formal strategy relating to the development of the Bitcoin Network.

Changes in the governance of a digital asset network may not receive sufficient support from users and miners, which may negatively affect that digital asset network’s ability to grow and respond to challenges.

The governance of decentralized networks, such as the Bitcoin and Ethereum networks, is by voluntary consensus and open competition. As a result, there may be a lack of consensus or clarity on the governance of any particular decentralized digital asset network, which may stymie such network’s utility and ability to grow and face challenges. The foregoing notwithstanding, the protocols for some decentralized networks, such as the Bitcoin Network, are informally managed by a group of core developers that propose amendments to the relevant network’s source code. Core developers’ roles evolve over time, largely based on self-determined participation. If a significant majority of users and miners were to adopt amendments to a decentralized network based on the proposals of such core developers, such network would be subject to new protocols that may adversely affect the value of the relevant digital asset.

As a result of the foregoing, it may be difficult to find solutions or marshal sufficient effort to overcome any future problems, especially long-term problems, on digital asset networks.

Digital asset networks face significant scaling challenges and efforts to increase the volume and speed of transactions may not be successful.

Many digital asset networks face significant scaling challenges due to the fact that public blockchains generally face a tradeoff between security and scalability. One means through which public blockchains achieve security is decentralization, meaning that no intermediary is responsible for securing and maintaining these systems. For example, a greater degree of decentralization generally means a given digital asset network is less susceptible to manipulation or capture. In practice, this typically means that every single node on a given digital asset network is responsible for securing the system by processing every transaction and maintaining a copy of the entire state of the network. As a result, a digital asset network may be limited in the number of transactions it can process by the capabilities of each single fully participating node. Many developers are actively researching and testing scalability solutions for public blockchains that do not necessarily result in lower levels of security or decentralization, such as off-chain payment channels and sharding. Off-chain payment channels would allow parties to transact without requiring the full processing power of a blockchain. Sharding can increase the scalability of a database, such as a blockchain, by splitting the data processing responsibility among many nodes, allowing for parallel processing and validating of transactions.

As of June 30, 2024, the Bitcoin Network handled approximately six transactions per second. In an effort to increase the volume of transactions that can be processed on a given digital asset network, many digital assets are being upgraded with various features to increase the speed and throughput of digital asset transactions. For example, in August 2017, the Bitcoin Network was upgraded with a technical feature known as “Segregated Witness” that potentially doubles the transactions per second that can be handled on-chain. More importantly, Segregated Witness also enables so-called second layer solutions, such as the Lightning Network, or payment channels that greatly increase transaction throughput (i.e., millions of transactions per second). Wallets and “intermediaries,” or connecting nodes that facilitate payment channels, that support Segregated Witness or Lightning Network-like technologies have not seen wide-scale use as of June 30, 2024. Additionally, questions remain regarding Lightning Network services, such as its cost and who will serve as intermediaries.

As corresponding increases in throughput lag behind growth in the use of digital asset networks, average fees and settlement times may increase considerably. For example, the Bitcoin Network has been, at times, at capacity, which has led to increased transaction fees. Since January 1, 2021, Bitcoin average daily transaction fees have ranged from $0.50 per transaction on January 8, 2023, to as high as $124.17 per transaction on April 20, 2024. As of June 30, 2024, Bitcoin average daily transaction fees stood at $1.63 per transaction. Increased fees and decreased settlement speeds could preclude certain uses for Bitcoin (e.g., micropayments), and could reduce demand for, and the price of, Bitcoin, which could adversely impact the value of the Shares.

There is no guarantee that any of the mechanisms in place or being explored for increasing the scale of settlement of Bitcoin Network transactions will be effective, or how long these mechanisms will take to become effective, which could adversely impact the value of the Shares.

Digital asset networks are developed by a diverse set of contributors and the perception that certain high-profile contributors will no longer contribute to the network could have an adverse effect on the market price of the related digital asset.

Digital asset networks are often developed by a diverse set of contributors and the perception that high-profile contributors may no longer contribute to the network may have an adverse effect on the market price of any related digital assets. For example, in June 2017, an unfounded rumor circulated that Ethereum protocol developer Vitalik Buterin had died. Following the rumor, the price of Ether decreased approximately 20% before recovering after Buterin himself dispelled the rumor. Some have speculated that the rumor led to the decrease in the price of Ether. In the event a high-profile contributor to the Bitcoin Network, or closely associated supporting infrastructure and applications such as Layer 2 networks or other scaling solutions, is perceived as no longer contributing to such networks due to death, retirement, withdrawal, incapacity, or otherwise, whether or not such perception is valid, it could negatively affect the price of Bitcoin, which could adversely impact the value of the Shares.

Digital assets may have concentrated ownership and large sales or distributions by holders of such digital assets, or any ability to participate in or otherwise influence a digital asset’s underlying network, could have an adverse effect on the market price of such digital asset.

As of June 30, 2024, the largest 100 Bitcoin wallets held approximately 15.6% of the Bitcoins in circulation. Moreover, it is possible that other persons or entities control multiple wallets that collectively hold a significant number of Bitcoins, even if they individually only hold a small amount, and it is possible that some of these wallets are controlled by the same person or entity. As a result of this concentration of ownership, large sales or distributions by such holders could have an adverse effect on the market price of Bitcoin.

If the digital asset award for mining blocks and transaction fees for recording transactions on the Bitcoin Network are not sufficiently high to incentivize miners, or if certain jurisdictions continue to limit or otherwise regulate mining activities, miners may cease expanding processing power or demand high transaction fees, which could negatively impact the value of Bitcoin and the value of the Shares.

If the digital asset rewards for mining blocks or the transaction fees for recording transactions on the Bitcoin Network are not sufficiently high to incentivize miners, or if certain jurisdictions continue to limit or otherwise regulate mining activities, miners may cease expending processing power to mine blocks and confirmations of transactions on the Bitcoin Blockchain could be slowed. Currently, the fixed reward for solving a new block is 3.125 Bitcoin per block. The number of Bitcoin rewarded for solving a new block is expected to decrease by half after every 210,000 blocks. The most recent halving occurred on April 19, 2024, and future halvings are expected to occur roughly every four years thereafter, until the number of Bitcoin in existence reaches the pre-determined 21 million Bitcoin. For example, the realization of one or more of the following risks could materially adversely affect the value of the Shares:

•

Over the past several years, digital asset mining operations have evolved from individual users mining with computer processors, graphics processing units and first-generation application specific integrated circuit machines to “professionalized” mining operations using proprietary hardware or sophisticated machines. If the profit margins of digital asset mining operations are not sufficiently high, including due to an increase in electricity costs, digital asset miners are more likely to immediately sell tokens earned by mining, resulting in an increase in liquid supply of that digital asset, which would generally tend to reduce that digital asset’s market price.

•

A reduction in the processing power expended by miners on the Bitcoin Network could increase the likelihood of a malicious actor or botnet obtaining control. See “—If a malicious actor or botnet obtains control of more than 50% of the processing power on the Bitcoin Network, or otherwise obtains control over the Bitcoin Network through its influence over core developers or otherwise, such actor or botnet could manipulate the Blockchain to adversely affect the value of the Shares or the ability of the Trust to operate.”

•

Miners have historically accepted relatively low transaction confirmation fees on most digital asset networks. If miners demand higher transaction fees for recording transactions in the Bitcoin Blockchain or a software upgrade automatically charges fees for all transactions on the Bitcoin Network, the cost of using Bitcoin may increase and the marketplace may be reluctant to accept Bitcoin as a means of payment. Alternatively, miners could collude in an anti-competitive manner to reject low transaction fees on the Bitcoin Network and force users to pay higher fees, thus reducing the attractiveness of the Bitcoin Network. Higher transaction confirmation fees resulting through collusion or otherwise may adversely affect the attractiveness of the Bitcoin Network, the value of Bitcoin and the value of the Shares.

•

To the extent that any miners cease to record transactions that do not include the payment of a transaction fee in mined blocks or do not record a transaction because the transaction fee is too low, such transactions will not be recorded on the Bitcoin Blockchain until a block is mined by a miner who does not require the payment of transaction fees or is willing to accept a lower fee. Any widespread delays in the recording of transactions could result in a loss of confidence in the digital asset network.

Digital asset mining operations can consume significant amounts of electricity, which may have a negative environmental impact and give rise to public opinion against allowing, or government regulations restricting, the use of electricity for mining operations. Additionally, miners may be forced to cease operations during an electricity shortage or power outage.

If a malicious actor or botnet obtains control of more than 50% of the processing power on the Bitcoin Network, or otherwise obtains control over the Bitcoin Network through its influence over core developers or otherwise, such actor or botnet could manipulate the Blockchain to adversely affect the value of the Shares or the ability of the Trust to operate.

If a malicious actor or botnet (a volunteer or hacked collection of computers controlled by networked software coordinating the actions of the computers) obtains a majority of the processing power on the Bitcoin Network, it may be able to alter the Blockchain on which transactions in Bitcoin rely by constructing fraudulent blocks or preventing certain transactions from completing in a timely manner, or at all. The malicious actor or botnet could also control, exclude or modify the ordering of transactions. Although the malicious actor or botnet would not be able to generate new tokens or transactions using such control, it could “double-spend” its own tokens (i.e., spend the same tokens in more than one transaction) and prevent the confirmation of other users’ transactions for so long as it maintained control. To the extent that such malicious actor or botnet did not yield its control of the processing power on the Bitcoin Network or the Bitcoin community did not reject the fraudulent blocks as malicious, reversing any changes made to the Blockchain may not be possible. Further, a malicious actor or botnet could create a flood of transactions in order to slow down the Bitcoin Network.

For example, in August 2020, the Ethereum Classic Network was the target of two double-spend attacks by an unknown actor or actors that gained more than 50% of the processing power of the Ethereum Classic Network. The attack resulted in reorganizations of the Ethereum Classic Blockchain that allowed the attacker or attackers to reverse previously recorded transactions in excess of over $5.0 million and $1.0 million.

In addition, in May 2019, the Bitcoin Cash network experienced a 51% attack when two large mining pools reversed a series of transactions in order to stop an unknown miner from taking advantage of a flaw in a recent Bitcoin Cash protocol upgrade. Although this particular attack was arguably benevolent, the fact that such coordinated activity was able to occur may negatively impact perceptions of the Bitcoin Cash network. Any similar attacks on the Bitcoin Network could negatively impact the value of Bitcoin and the value of the Shares.

Although there are no known reports of malicious activity on, or control of, the Bitcoin Network, it is believed that certain mining pools may have exceeded the 50% threshold on the Bitcoin Network. The possible crossing of the 50% threshold indicates a greater risk that a single mining pool could exert authority over the validation of Bitcoin transactions, and this risk is heightened if over 50% of the processing power on the network falls within the jurisdiction of a single governmental authority. If network participants, including the core developers and the administrators of mining pools, do not act to ensure greater decentralization of Bitcoin mining processing power, the feasibility of a malicious actor obtaining control of the processing power on the Bitcoin Network will increase, which may adversely affect the value of the Shares.

There are also concerns that blockchain “bloat” could also contribute to the conditions leading to a 51% attack. As the size of a blockchain grows larger, it requires higher amounts of resources to initially synchronize and validate the entire blockchain. If some potential miners are excluded because these costs become prohibitive, Bitcoin processing power may become more concentrated in a smaller number of parties, increasing the feasibility of a malicious actor to obtain control of the processing power on the Bitcoin Network, which may adversely affect the value of the Shares

A malicious actor may also obtain control over the Bitcoin Network through its influence over core developers by gaining direct control over a core developer or an otherwise influential programmer. To the extent that the Bitcoin ecosystem does not grow, the possibility that a malicious actor may be able to obtain control of the processing power on the Bitcoin Network in this manner will remain heightened.

A temporary or permanent “fork” or a “clone” could adversely affect the value of the Shares.

The Bitcoin Network operates using open-source protocols, meaning that any user can download the software, modify it and then propose that the users and miners of Bitcoin adopt the modification. When a modification is introduced and a substantial majority of users and miners consent to the modification, the change is implemented and the network remains uninterrupted. However, if less than a substantial majority of users and miners consent to the proposed modification, and the modification is not compatible with the software prior to its modification, the consequence would be what is known as a “hard fork” of the Bitcoin Network, with one group running the pre-modified software and the other running the modified software. The effect of such a fork would be the existence of two versions of Bitcoin running in parallel, yet lacking interchangeability. For example, in August 2017, Bitcoin “forked” into Bitcoin and a new digital asset, Bitcoin Cash, as a result of a several-year dispute over how to increase the rate of transactions that the Bitcoin Network can process. A fork may also occur as a result of an unintentional or unanticipated software flaw in the various versions of otherwise compatible software that users run. Such a fork could lead to users and miners abandoning the digital asset with the flawed software. It is possible, however, that a substantial number of users and miners could adopt an incompatible version of the digital asset while resisting community-led efforts to merge the two chains. This could result in a permanent fork.

Forks may also occur as a network community’s response to a significant security breach. For example, in July 2016, Ethereum “forked” into Ethereum and a new digital asset, Ethereum Classic, as a result of the Ethereum network community’s response to a significant security breach. In June 2016, an anonymous hacker exploited a smart contract running on the Ethereum network to syphon approximately $60 million of Ether held by The DAO, a distributed autonomous organization, into a segregated account. In response to the hack, most participants in the Ethereum community elected to adopt a “fork” that effectively reversed the hack. However, a minority of users continued to develop the original blockchain, referred to as “Ethereum Classic” with the digital asset on that blockchain now referred to as ETC. ETC now trades on several Digital Asset Trading Platforms. A fork may also occur as a result of an unintentional or unanticipated software flaw in the various versions of otherwise compatible software that users run. Such a fork could lead to users and miners abandoning the digital asset with the flawed software. It is possible, however, that a substantial number of users and miners could adopt an incompatible version of the digital asset while resisting community-led efforts to merge the two chains. This could result in a permanent fork, as in the case of Ethereum and Ethereum Classic.

In addition, many developers have previously initiated hard forks in the Blockchain to launch new digital assets, such as Bitcoin Cash, Bitcoin Gold, Bitcoin Silver and Bitcoin Diamond. To the extent such digital assets compete with Bitcoin, such competition could impact demand for Bitcoin and could adversely impact the value of the Shares.

Furthermore, a hard fork can lead to new security concerns. For example, when the Ethereum and Ethereum Classic networks, two other digital asset networks, split in July 2016, replay attacks, in which transactions from one network were rebroadcast to nefarious effect on the other network, plagued Ethereum trading platforms through at least October 2016. An Ethereum trading platform announced in July 2016 that it had lost 40,000 Ethereum Classic, worth about $100,000 at that time, as a result of replay attacks. Similar replay attack concerns occurred in connection with the Bitcoin Cash and Bitcoin Satoshi’s Vision networks split in November 2018. Another possible result of a hard fork is an inherent decrease in the level of security due to significant amounts of mining power remaining on one network or migrating instead to the new forked network. After a hard fork, it may become easier for an individual miner or mining pool’s hashing power to exceed 50% of the processing power of a digital asset network that retained or attracted less mining power, thereby making digital asset networks that rely on proof-of-work more susceptible to attack.

Protocols may also be cloned. Unlike a fork, which modifies an existing blockchain, and results in two competing networks, each with the same genesis block, a “clone” is a copy of a protocol’s codebase, but results in an entirely new blockchain and new genesis block. Tokens are created solely from the new “clone” network and, in contrast to forks, holders of tokens of the existing network that was cloned do not receive any tokens of the new network. A “clone” results in a competing network that has characteristics substantially similar to the network it was based on, subject to any changes as determined by the developer(s) that initiated the clone.

A hard fork may adversely affect the price of Bitcoin at the time of announcement or adoption. For example, the announcement of a hard fork could lead to increased demand for the pre-fork digital asset, in anticipation that ownership of the pre-fork digital asset would entitle holders to a new digital asset following the fork. The increased demand for the pre-fork digital asset may cause the price of the digital asset to rise. After the hard fork, it is possible the aggregate price of the two versions of the digital asset running in parallel would be less than the price of the digital asset immediately prior to the fork. Furthermore, while the Trust would be entitled to both versions of the digital asset running in parallel, the Sponsor will, as permitted by the terms of the Trust Agreement, determine which version of the digital asset is generally accepted as the Bitcoin Network and should therefore be considered the appropriate network for the Trust’s purposes, and there is no guarantee that the Sponsor will choose the digital asset that is ultimately the most valuable fork. Either of these events could therefore adversely impact the value of the Shares. As an illustrative example of a digital asset hard fork, on November 15, 2020, certain Bitcoin Cash developers enacted a proposed update to the Bitcoin Cash network requiring 8% of mined tokens to be redistributed to the developer pool, causing a hard fork, and created a network with a token named Bitcoin Cash ABC. For the days following the fork, the price of BCH fluctuated from $246.15 on November 15, 2020 to $256.55 on November 20, 2020. A clone may also adversely affect the price of Bitcoin at the time of announcement or adoption. For example, on November 6, 2016, Rhett Creighton, a Zcash developer, cloned the Zcash Network to launch Zclassic, a substantially identical version of the Zcash Network that eliminated the Founders’ Reward. For the days following the date the first Zclassic block was mined, the price of ZEC fell from $504.57 on November 5, 2016 to $236.01 on November 7, 2016 in the midst of a broader sell off of ZEC beginning immediately after the Zcash Network launch on October 28, 2016. A clone may also adversely affect the price of Bitcoin at the time of announcement or adoption.

A future fork in or clone of the Bitcoin Network could adversely affect the value of the Shares or the ability of the Trust to operate.

In the event of a hard fork of the Bitcoin Network, the Sponsor will, if permitted by the terms of the Trust Agreement, use its discretion to determine which network should be considered the appropriate network for the Trust’s purposes, and in doing so may adversely affect the value of the Shares.

In the event of a hard fork of the Bitcoin Network, the Sponsor will, as permitted by the terms of the Trust Agreement, use its discretion to determine, in good faith, which peer-to-peer network, among a group of incompatible forks of the Bitcoin Network, is generally accepted as the Bitcoin Network and should therefore be considered the appropriate network for the Trust’s purposes. The Sponsor will base its determination on a variety of then relevant factors, including, but not limited to, the Sponsor’s beliefs regarding expectations of the core developers of Bitcoin, users, services, businesses, miners and other constituencies, as well as the actual continued acceptance of, mining power on, and community engagement with, the Bitcoin Network. There is no guarantee that the Sponsor will choose the digital asset that is ultimately the most valuable fork, and the Sponsor’s decision may adversely affect the value of the Shares as a result. The Sponsor may also disagree with shareholders, security vendors and the Index Provider on what is generally accepted as Bitcoin and should therefore be considered “Bitcoin” for the Trust’s purposes, which may also adversely affect the value of the Shares as a result.

Any name change and any associated rebranding initiative by the core developers of Bitcoin may not be favorably received by the digital asset community, which could negatively impact the value of Bitcoin and the value of the Shares.

From time to time, digital assets may undergo name changes and associated rebranding initiatives. For example, Bitcoin Cash may sometimes be referred to as Bitcoin ABC in an effort to differentiate itself from any Bitcoin Cash hard forks, such as Bitcoin Satoshi’s Vision, and in the third quarter of 2018, the team behind ZEN rebranded and changed the name of ZenCash to “Horizen.” We cannot predict the impact of any name change and any associated rebranding initiative on Bitcoin. After a name change and an associated rebranding initiative, a digital asset may not be able to achieve or maintain brand name recognition or status that is comparable to the recognition and status previously enjoyed by such digital asset. The failure of any name change and any associated rebranding initiative by a digital asset may result in such digital asset not realizing some or all of the anticipated benefits contemplated by the name change and associated rebranding initiative, and could negatively impact the value of Bitcoin and the value of the Shares.

If the Bitcoin Network is used to facilitate illicit activities, businesses that facilitate transactions in Bitcoin could be at increased risk of criminal or civil lawsuits, or of having services cut off, which could negatively affect the price of Bitcoin and the value of the Shares.

Digital asset networks have in the past been, and may continue to be, used to facilitate illicit activities. If the Bitcoin Network is used to facilitate illicit activities, businesses that facilitate transactions in Bitcoin could be at increased risk of potential criminal or civil lawsuits, or of having banking or other services cut off, and Bitcoin could be removed from digital asset trading platforms as a result of these concerns. Other service providers of such businesses may also cut off services if there is a concern that the Bitcoin Network is being used to facilitate crime. Any of the aforementioned occurrences could increase regulatory scrutiny of the Bitcoin Network and/or adversely affect the price of Bitcoin, the attractiveness of the Bitcoin Network and an investment in the Shares of the Trust.

When the Trust and the Sponsor, acting on behalf of the Trust, sell or deliver, as applicable, Bitcoin or, subject to NYSE Arca obtaining regulatory approval from the SEC, Incidental Rights and/or IR Virtual Currency, they generally do not transact directly with counterparties other than the Authorized Participant, a Liquidity Provider or other similarly eligible financial institutions that are subject to federal and state licensing requirements and maintain practices and policies designed to comply with AML and KYC regulations. When an Authorized Participant (subject to In-Kind Regulatory Approval) or a Liquidity Provider sources Bitcoin in connection with the creation of the Shares or facilitates transactions in Bitcoin at the direction of the Trust or the Sponsor, it directly faces its counterparty and, in all instances, the Authorized Participant and the Liquidity Provider follow policies and procedures designed to ensure that it knows the identity of its counterparty. The Authorized Participant is a registered broker-dealer and therefore subject to AML and countering the financing of terrorism obligations under the Bank Secrecy Act as administered by FinCEN and further overseen by the SEC and FINRA.

In accordance with its regulatory obligations, the Authorized Participant, or the Liquidity Provider, conducts customer due diligence and enhanced due diligence on its counterparties, which enables it to determine each counterparty’s AML and other risks and assign an appropriate risk rating.

As part of its counterparty onboarding process, each of the Authorized Participant and the Liquidity Provider uses third-party services to screen prospective counterparties against various watch lists, including the

Specially Designated Nationals List of the Treasury Department Office of Foreign Assets Control (“OFAC”) and countries and territories identified as non-cooperative by the Financial Action Task Force. If the Sponsor, the Trust, the Authorized Participant or the Liquidity Provider were nevertheless to transact with such a sanctioned entity, the Sponsor, the Trust, the Authorized Participant and the Liquidity Provider would be at increased risk of potential criminal or civil lawsuits.

Risk Factors Related to the Digital Asset Markets

Recent developments in the digital asset economy have led to extreme volatility and disruption in digital asset markets, a loss of confidence in participants of the digital asset ecosystem, significant negative publicity surrounding digital assets broadly and market-wide declines in liquidity.

Since the fourth quarter of 2021 and to date, digital asset prices have fluctuated widely. This has led to volatility and disruption in the digital asset markets and financial difficulties for several prominent industry participants, including digital asset trading platforms, hedge funds and lending platforms. For example, in the first half of 2022, digital asset lenders Celsius Network LLC and Voyager Digital Ltd. and digital asset hedge fund Three Arrows Capital each declared bankruptcy. This resulted in a loss of confidence in participants in the digital asset ecosystem, negative publicity surrounding digital assets more broadly and market-wide declines in digital asset trading prices and liquidity.

Thereafter, in November 2022, FTX, the third largest Digital Asset Trading Platform by volume at the time, halted customer withdrawals amid rumors of the company’s liquidity issues and likely insolvency. Shortly thereafter, FTX’s CEO resigned and FTX and several affiliates of FTX filed for bankruptcy. The U.S. Department of Justice subsequently brought criminal charges, including charges of fraud, violations of federal securities laws, money laundering, and campaign finance offenses, against FTX’s former CEO and others. In November 2023, FTX’s former CEO was convicted of fraud and money laundering. Similar charges related to violations of anti-money laundering laws were brought in November 2023 against Binance and its former CEO. FTX is also under investigation by the SEC, the Justice Department, and the Commodity Futures Trading Commission, as well as by various regulatory authorities in the Bahamas, Europe and other jurisdictions. In response to these events, the digital asset markets have experienced extreme price volatility and declines in liquidity. In addition, several other entities in the digital asset industry filed for bankruptcy following FTX’s bankruptcy filing, such as BlockFi Inc. and Genesis Global Capital, LLC (“Genesis Capital”), a subsidiary of Genesis Global Holdco, LLC (“Genesis Holdco”). The SEC also brought charges against Genesis Capital and Gemini Trust Company, LLC (“Gemini”) in January 2023 for their alleged unregistered offer and sale of securities to retail investors. In October 2023, the New York Attorney General brought charges against Gemini, Genesis Capital, Genesis Asia Pacific PTE. LTD. (“Genesis Asia Pacific”), Genesis Holdco, (together with Genesis Capital and Genesis Asia Pacific, the “Genesis Entities”), Genesis Capital’s former CEO, DCG, and DCG’s CEO alleging violations of the New York Penal Law, the New York General Business Law and the New York Executive Law. In February 2024, the NYAG amended its complaint to expand the charges against Gemini, the Genesis Entities, Genesis Capital’s former CEO, DCG, and DCG’s CEO to include harm to additional investors. Also in February 2024, the Genesis Entities entered into a settlement agreement with the NYAG to resolve the NYAG’s allegations against the Genesis Entities, which proposed settlement remains subject to the approval of the Bankruptcy Court of the Southern District of New York.

Furthermore, Genesis Holdco, together with certain of its subsidiaries, filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code in January 2023. While Genesis Holdco is not a service provider to the Trust, it is a wholly owned subsidiary of DCG and is an affiliate of the Trust and the Sponsor.

These events have led to a substantial increase in regulatory and enforcement scrutiny of the industry as a whole and of Digital Asset Trading Platforms in particular, including from the Department of Justice, the SEC, the CFTC, the White House and Congress. For example, in June 2023, the SEC brought charges against Binance

(the “Binance Complaint”) and Coinbase (the “Coinbase Complaint”), two of the largest digital asset trading platforms, alleging that they solicited U.S. investors to buy, sell, and trade “crypto asset securities” through their unregistered trading platforms and operated unregistered securities exchanges, brokerages and clearing agencies. Binance subsequently announced that it would be suspending USD deposits and withdrawals on Binance.US and that it plans to delist its USD trading pairs. In addition, in November 2023, the SEC brought similar charges against Kraken (the “Kraken Complaint”), alleging that it operated as an unregistered securities exchange, brokerage and clearing agency. The Binance Complaint, the Coinbase Complaint and the Kraken Complaint have led, and may in the future lead, to further volatility in digital asset prices.

These events have also led to significant negative publicity around digital asset market participants including DCG, Genesis and DCG’s other affiliated entities. This publicity could negatively impact the reputation of the Sponsor and have an adverse effect on the trading price and/or the value of the Shares. Moreover, sales of a significant number of Shares of the Trust as a result of these events could have a negative impact on the trading price of the Shares.

Further, in March 2023, the Federal Deposit Insurance Corporation (“FDIC”) accepted Silicon Valley Bank and Signature Bank into receivership. Also, in March 2023, Silvergate Bank announced plans to wind down and liquidate its operations. Following these events, a number of companies that provide digital asset-related services have been unable to find banks that are willing to provide them with bank accounts and banking services. Although these events did not have a material impact on the Trust or the Sponsor, it is possible that a future closing of a bank with which the Trust or the Sponsor has a financial relationship could subject the Trust or the Sponsor to adverse conditions and pose challenges in finding an alternative suitable bank to provide the Trust or the Sponsor with bank accounts and banking services.

These events are continuing to develop at a rapid pace and it is not possible to predict at this time all of the risks that they may pose to the Sponsor, the Trust, their affiliates and/or the Trust’s third-party service providers, or on the digital asset industry as a whole.

Continued disruption and instability in the digital asset markets as these events develop, including further declines in the trading prices and liquidity of Bitcoin, could have a material adverse effect on the value of the Shares and the Shares could lose all or substantially all of their value.

The value of the Shares relates directly to the value of Bitcoins, the value of which may be highly volatile and subject to fluctuations due to a number of factors.

The value of the Shares relates directly to the value of the Bitcoins held by the Trust and fluctuations in the price of Bitcoin could adversely affect the value of the Shares. The market price of Bitcoin may be highly volatile, and subject to a number of factors, including:

•	An increase in the global Bitcoin supply;

•	Manipulative trading activity on Digital Asset Trading Platforms, which, in many cases, are largely unregulated;

•	The adoption of Bitcoin as a medium of exchange, store-of-value or other consumptive asset and the maintenance and development of the open-source software protocol of the Bitcoin Network;

•	Forks in the Bitcoin Network;

•	Investors’ expectations with respect to interest rates, the rates of inflation of fiat currencies or Bitcoin, and digital asset trading platform rates;

•	Consumer preferences and perceptions of Bitcoin specifically and digital assets generally;

•	Fiat currency withdrawal and deposit policies on Digital Asset Trading Platforms;

•	The liquidity of Digital Asset Markets and any increase or decrease in trading volume on Digital Asset Markets;

•	Investment and trading activities of large investors that invest directly or indirectly in Bitcoin;

•	A “short squeeze” resulting from speculation on the price of Bitcoin, if aggregate short exposure exceeds the number of Shares available for purchase;

•	An active derivatives market for Bitcoin or for digital assets generally;

•	A determination that Bitcoin is a security or changes in Bitcoin’s status under the federal securities laws;

•

Monetary policies of governments, trade restrictions, currency devaluations and revaluations and regulatory measures or enforcement actions, if any, that restrict the use of Bitcoin as a form of payment or the purchase of Bitcoin on the Digital Asset Markets;

•	Global or regional political, economic or financial conditions, events and situations, such as the novel coronavirus outbreak;

•	Fees associated with processing a Bitcoin transaction and the speed at which Bitcoin transactions are settled;

•	Interruptions in service from or closures or failures of major Digital Asset Trading Platforms;

•	Decreased confidence in Digital Asset Trading Platforms due to the largely unregulated nature and lack of transparency surrounding the operations of Digital Asset Trading Platforms;

•	Increased competition from other forms of digital assets or payment services; and

•	The Trust’s own acquisitions or dispositions of Bitcoin, since there is no limit on the number of Bitcoin that the Trust may acquire.

In addition, there is no assurance that Bitcoin will maintain its value in the long or intermediate term. In the event that the price of Bitcoin declines, the Sponsor expects the value of the Shares to decline proportionately.

The value of a Bitcoin as represented by the Index Price or by the Trust’s principal market may also be subject to momentum pricing due to speculation regarding future appreciation in value, leading to greater volatility that could adversely affect the value of the Shares. Momentum pricing typically is associated with growth stocks and other assets whose valuation, as determined by the investing public, accounts for future appreciation in value, if any. The Sponsor believes that momentum pricing of Bitcoins has resulted, and may continue to result, in speculation regarding future appreciation in the value of Bitcoin, inflating and making the Index Price more volatile. As a result, Bitcoin may be more likely to fluctuate in value due to changing investor confidence, which could impact future appreciation or depreciation in the Index Price and could adversely affect the value of the Shares.

Due to the largely unregulated nature and lack of transparency surrounding the operations of Digital Asset Trading Platforms, they may experience fraud, market manipulation, business failures, security failures or operational problems, which may adversely affect the value of Bitcoin and, consequently, the value of the Shares.

Digital Asset Trading Platforms are relatively new and, in many ways, are not subject to, or may not comply with, regulation in relevant jurisdictions in a manner similar to other regulated trading platforms, such as national securities exchanges or designated contract markets. While many prominent Digital Asset Trading Platforms provide the public with significant information regarding their ownership structure, management teams, corporate practices and regulatory compliance, many other Digital Asset Trading Platforms do not provide this information. Furthermore, while Digital Asset Trading Platforms are and may continue to be subject to federal and state licensing requirements in the United States, Digital Asset Trading Platforms do not currently appear to be subject to regulation in a similar manner as other regulated trading platforms, such as national securities exchanges or designated contract markets. As a result, the marketplace may lose confidence in Digital Asset Trading Platforms, including prominent trading platforms that handle a significant volume of Bitcoin trading.

Many Digital Asset Trading Platforms are unlicensed, not subject to, or not in compliance with, regulation in relevant jurisdictions, operate without extensive supervision by governmental authorities, and do not provide the public with significant information regarding their ownership structure, management team, corporate practices, cybersecurity, and regulatory compliance. In particular, those located outside the United States may be subject to significantly less stringent regulatory and compliance requirements in their local jurisdictions and may take the position that they are not subject to laws and regulations that would apply to a national securities exchange or designated contract market in the United States, or may, as a practical matter, be beyond the ambit of U.S. regulators. As a result, trading activity on or reported by these Digital Asset Trading Platforms is generally significantly less regulated than trading activity on or reported by regulated U.S. securities and commodities markets, and may reflect behavior that would be prohibited in regulated U.S. trading venues. For example, in 2022 one report claimed that trading volumes on unregulated Digital Asset Trading Platforms were inflated by over 70% due to false or non-economic trades, with specific focus on unlicensed trading platforms located outside of the United States. Such reports may indicate that the Digital Asset Trading Platform Market is significantly smaller than expected and that the U.S. makes up a significantly larger percentage of the Digital Asset Trading Platform Market than is commonly understood. Nonetheless, any actual or perceived false trading in the Digital Asset Trading Platform Market, and any other fraudulent or manipulative acts and practices, could adversely affect the value of Bitcoin and/or negatively affect the market perception of Bitcoin, which could in turn adversely impact the value of the Shares.

The SEC has also identified possible sources of fraud and manipulation in the Digital Asset Markets generally, including, among others (1) “wash-trading”; (2) persons with a dominant position in Bitcoin manipulating Bitcoin pricing; (3) hacking of the Bitcoin Network and trading platforms; (4) malicious control of the Bitcoin Network; (5) trading based on material, non-public information (for example, plans of market participants to significantly increase or decrease their holdings in Bitcoin, new sources of demand for Bitcoin) or based on the dissemination of false and misleading information; (6) manipulative activity involving purported “stablecoins,” including Tether; and (7) fraud and manipulation at Digital Asset Markets. The use or presence of such acts and practices in the Digital Asset Markets could, for example, falsely inflate the volume of Bitcoin present in the Digital Asset Markets or cause distortions in the price of Bitcoin, among other things that could adversely affect the Trust or cause losses to shareholders. Moreover, tools to detect and deter fraudulent or manipulative trading activities, such as market manipulation, front-running of trades, and wash-trading, may not be available to or employed by Digital Asset Markets, or may not exist at all. Many Digital Asset Markets also lack certain safeguards put in place by exchanges for more traditional assets to enhance the stability of trading on the exchanges and prevent “flash crashes,” such as limit-down circuit breakers. As a result, the prices of Bitcoin on Digital Asset Markets may be subject to larger and/or more frequent sudden declines than assets traded on more traditional exchanges.

In addition, over the past several years, some Digital Asset Trading Platforms have been closed, been subject to criminal and civil litigation and have entered into bankruptcy proceedings due to fraud and manipulative activity, business failure and/or security breaches. In many of these instances, the customers of such Digital Asset Trading Platforms were not compensated or made whole for the partial or complete losses of their account balances in such Digital Asset Trading Platforms. While smaller Digital Asset Trading Platforms are less likely to have the infrastructure and capitalization that make larger Digital Asset Trading Platforms more stable, larger Digital Asset Trading Platforms are more likely to be appealing targets for hackers and malware and their shortcomings or ultimate failures are more likely to have contagion effects on the digital asset ecosystem, and therefore may be more likely to be targets of regulatory enforcement action. For example, in February 2014, Mt. Gox, the largest Digital Asset Trading Platform at the time, halted withdrawals of Bitcoin and subsequently filed for bankruptcy protection in Japan following a hack that resulted in the loss of several hundred thousand Bitcoin.

In the two weeks following the halt of Bitcoin withdrawals from Mt. Gox, the value of one Bitcoin fell on other trading platforms from around $795 to $578. Failure and shortcomings of large Digital Asset Trading Platforms have since continued; in January 2015, Bitstamp announced that approximately 19,000 Bitcoin had been stolen from its operational or “hot” wallets, and in August 2016, it was reported that almost 120,000 Bitcoins worth around $78 million were stolen from Bitfinex. The value of Bitcoin and other digital assets immediately decreased over 10% following reports of the theft at Bitfinex. Regulatory enforcement actions have followed, such as in July 2017, when FinCEN assessed a $110 million fine against BTC-E, a now defunct Digital Asset Trading Platform, for facilitating crimes such as drug sales and ransomware attacks. In addition, in December 2017, Yapian, the operator of Seoul-based digital asset trading platform Youbit, suspended digital asset trading and filed for bankruptcy following a hack that resulted in a loss of 17% of Yapian’s assets. In January 2018, the Japanese digital asset trading platform, Coincheck, was hacked, resulting in losses of approximately $535 million, and in February 2018, the Italian digital asset trading platform Bitgrail, was hacked, resulting in approximately $170 million in losses. In May 2019, one of the world’s largest Digital Asset Trading Platforms, Binance, was hacked, resulting in losses of approximately $40 million. More recently, in November 2022, FTX, another of the world’s largest Digital Asset Trading Platforms, filed for bankruptcy protection and subsequently halted customer withdrawals as well as trading on its FTX.US platform. While details and events surrounding the failure continue to develop, and it is unclear what the eventual impacts of its bankruptcy will be, it appears that fraud, security failures and operational problems all played a role in FTX’s issues. Moreover, Digital Asset Trading Platforms have been a subject of enhanced regulatory and enforcement scrutiny, and Digital Asset Markets have experienced continued instability, following the failure of FTX. In particular, in June 2023, the SEC brought the Binance Complaint and Coinbase Complaint, alleging that Binance and Coinbase operated unregistered securities exchanges, brokerages and clearing agencies. In addition, in November 2023, the SEC brought the Kraken Complaint, alleging that Kraken operated as an unregistered securities exchange, brokerage and clearing agency.

Negative perception, a lack of stability and standardized regulation in the Digital Asset Markets and/or the closure or temporary shutdown of Digital Asset Trading Platforms due to fraud, business failure, security breaches or government mandated regulation, and associated losses by customers, may reduce confidence in the Bitcoin Network and result in greater volatility in the prices of Bitcoin. Furthermore, the closure or temporary shutdown of a Digital Asset Trading Platform used in calculating the Index Price may result in a loss of confidence in the Trust’s ability to determine its NAV on a daily basis. These potential consequences of such a Digital Asset Trading Platform’s failure could adversely affect the value of the Shares.

Digital Asset Trading Platforms may be exposed to front-running.

Digital Asset Trading Platforms may be susceptible to “front-running,” which refers to the process when someone uses technology or market advantage to get prior knowledge of upcoming transactions. Front-running is a frequent activity on centralized as well as decentralized trading platforms. By using bots functioning on a millisecond-scale timeframe, bad actors are able to take advantage of the forthcoming price movement and make economic gains at the cost of those who had introduced these transactions. The objective of a front runner is to buy tokens at a low price and later sell them at a higher price while simultaneously exiting the position. To the extent that front-running occurs, it may result in investor frustrations and concerns as to the price integrity of Digital Asset Trading Platforms and digital assets more generally.

Digital Asset Trading Platforms may be exposed to wash trading.

Digital Asset Trading Platforms may be susceptible to wash trading. Wash trading occurs when offsetting trades are entered into for other than bona fide reasons, such as the desire to inflate reported trading volumes. Wash trading may be motivated by non-economic reasons, such as a desire for increased visibility on popular websites that monitor markets for digital assets so as to improve a trading platform’s attractiveness to investors who look for maximum liquidity, or it may be motivated by the ability to attract listing fees from token issuers who seek the most liquid and high-volume trading platforms on which to list their tokens. Results of wash trading may include unexpected obstacles to trade and erroneous investment decisions based on false information.

Even in the United States, there have been allegations of wash trading even on regulated venues. Any actual or perceived false trading on Digital Asset Trading Platforms, and any other fraudulent or manipulative acts and practices, could adversely affect the value of Bitcoin and/or negatively affect the market perception of Bitcoin.

To the extent that wash trading either occurs or appears to occur in Digital Asset Trading Platforms, investors may develop negative perceptions about Bitcoin and the digital assets industry more broadly, which could adversely impact the price of Bitcoin and, therefore, the price of the Shares. Wash trading also may place more legitimate Digital Asset Trading Platforms at a relative competitive disadvantage.

The lack of active trading markets for the Shares may result in losses on investors’ investments at the time of disposition of Shares.

Although Shares are expected to be publicly listed and traded on the NYSE Arca, there can be no guarantee that an active trading market for the Trust will develop or be maintained. If shareholders need to sell their Shares at a time when no active market for them exists, the price shareholders receive for their Shares, assuming they are able to sell them, likely will be lower than the price that shareholders would receive if an active market did exist and, accordingly, a shareholder may suffer losses.

Possible illiquid markets may exacerbate losses or increase the variability between the Trust’s NAV and its market price.

Bitcoin is a novel asset with a limited trading history. Therefore, the markets for Bitcoin may be less liquid and more volatile than other markets for more established products, such as futures contracts for traditional physical commodities. It may be difficult to execute a Bitcoin trade at a specific price when there is a relatively small volume of buy and sell orders in the Bitcoin market. A market disruption can also make it more difficult to liquidate a position or find a suitable counterparty at a reasonable cost.

Market illiquidity may cause losses for the Trust. The large size of the positions that the Trust may acquire could increase the risk of illiquidity, by both making the positions more difficult to liquidate and increasing the losses incurred while trying to do so, should the Trust need to liquidate its Bitcoin. Any type of disruption or illiquidity will potentially be exacerbated due to the fact that the Trust will only invest in Bitcoin, which is highly concentrated.

The Index has a limited history and a failure of the Index Price could adversely affect the value of the Shares.

The Index has a limited history and the Index Price is a composite reference rate calculated using trading price data from various Digital Asset Trading Platforms chosen by the Index Provider. The Index Provider may remove or add Digital Asset Trading Platforms to the Index in the future at its discretion. For more information on the inclusion criteria for Digital Asset Trading Platforms in the Index, see “Business—Overview of the Bitcoin Industry and Market—The Index and the Index Price.”

Although the Index is designed to accurately capture the market price of Bitcoin, third parties may be able to purchase and sell Bitcoin on public or private markets not included among the constituent Digital Asset Trading Platforms of the Index, and such transactions may take place at prices materially higher or lower than the Index Price. Moreover, there may be variances in the prices of Bitcoin on the various Digital Asset Trading Platforms, including as a result of differences in fee structures or administrative procedures on different Digital Asset Trading Platforms. For example, based on data provided by the Index Provider, on any given day during the twelve months ended June 30, 2024, the maximum differential between the 4:00 p.m., New York time spot price of any single Digital Asset Trading Platform initially expected to be included in the Index and the Index Price was 0.41% and the average of the maximum differentials of the 4:00 p.m., New York time, spot price of each Digital Asset Trading Platform initially expected to be included in the Index and the Index Price was 0.30%. During this same period, the average differential between the 4:00 p.m., New York time, spot prices of all the Digital Asset Trading Platforms initially expected to be included in the Index and the Index Price was 0.0003%. To the extent such prices differ materially from the Index Price, investors may lose confidence in the Shares’ ability to track the market price of Bitcoins, which could adversely affect the value of the Shares.

The Index Price used to calculate the value of the Trust’s Bitcoin may be volatile, and purchasing and selling activity in the Digital Asset Markets associated with Basket creations and redemptions may affect the Index Price and Share trading prices, adversely affecting the value of the Shares.

The price of Bitcoin on public Digital Asset Trading Platforms has a limited history, and during this history, Bitcoin prices on the Digital Asset Markets more generally, and on Digital Asset Trading Platforms individually, have been volatile and subject to influence by many factors, including operational interruptions. While the Index is designed to limit exposure to the interruption of individual Digital Asset Trading Platforms, the Index Price, and the price of Bitcoin generally, remains subject to volatility experienced by Digital Asset Trading Platforms, and such volatility could adversely affect the value of the Shares. For example, from July 1, 2019 through June 30, 2024, the GBTC Index Price, which uses a methodology identical to the Index Price, ranged from $4,941.00 to $73,462.59, with the average being $29,946.07. In addition, during the twelve months ended June 30, 2024, the GBTC Index Price ranged from $25,005.87 to $73,462.59. The Sponsor has not observed a material difference between the GBTC Index Price and average prices from the constituent Digital Asset Trading Platforms individually or as a group. The price of Bitcoin more generally has experienced volatility similar to the GBTC Index Price during these periods. See “Business—Overview of the Bitcoin Industry and Market—Historical Bitcoin Prices.”

Furthermore, because the number of Digital Asset Trading Platforms is limited, the Index will necessarily be comprised of a limited number of Digital Asset Trading Platforms. If a Digital Asset Trading Platform were subjected to regulatory, volatility or other pricing issues, the Index Provider would have limited ability to remove such Digital Asset Trading Platform from the Index, which could skew the price of Bitcoin as represented by the Index. Trading on a limited number of Digital Asset Trading Platforms may result in less favorable prices and decreased liquidity of Bitcoin and, therefore, could have an adverse effect on the value of the Shares.

Purchasing activity associated with acquiring Bitcoin required for the creation of Baskets may increase the market price of Bitcoin on the Digital Asset Markets, which will result in higher prices for the Shares. Alternatively, selling activity associated with sales of Bitcoin withdrawn from the Trust in connection with the redemption of Baskets may decrease the market price of Bitcoin on the Digital Asset Markets, which will result in lower prices for the Shares. Increases or decreases in the market price of Bitcoin may also occur as a result of the purchasing or selling activity of other market participants. Other market participants may attempt to benefit from an increase or decrease in the market price of Bitcoin that may result from increased purchasing or selling activity of Bitcoin connected with the creation or redemption of Baskets. Consequently, the market price of Bitcoin may decline immediately after Baskets are created. Decreases in the market price of Bitcoin may also occur as a result of sales in Secondary Markets by other market participants. If the Index Price declines, the value of the Shares will generally also decline.

Competition from the emergence or growth of other digital assets or methods of investing in Bitcoin could have a negative impact on the price of Bitcoin and adversely affect the value of the Shares.

Bitcoin was the first digital asset to gain global adoption and critical mass, and as a result, it has a “first to market” advantage over other digital assets. As of June 30, 2024, Bitcoin was the largest digital asset by market capitalization, as tracked by CoinMarketCap.com, and had the largest user base and largest combined mining power. Despite this first to market advantage, as of June 30, 2024, the alternative digital assets tracked by

CoinMarketCap.com had a total market capitalization of approximately $2,313.7 billion (including the approximately $1,235.9 billion market cap of Bitcoin), as calculated using market prices and total available supply of each digital asset, excluding tokens pegged to other assets. In addition, many consortiums and financial institutions are also researching and investing resources into private or permissioned blockchain platforms rather than open platforms like the Bitcoin Network. Competition from the emergence or growth of alternative digital assets and smart contracts platforms, such as Ethereum, Solana, Avalanche or Cardano, could have a negative impact on the demand for, and price of, Bitcoin and thereby adversely affect the value of the Shares.

In addition, some digital asset networks, including the Bitcoin Network, may be the target of ill will from users of other digital asset networks. For example, Litecoin is the result of a hard fork of Bitcoin. Some users of the Bitcoin Network may harbor ill will toward the Litecoin Network, and vice versa. These users may attempt to negatively impact the use or adoption of the Bitcoin Network.

Investors may also invest in Bitcoin through means other than the Shares, including through direct investments in Bitcoin and other financial vehicles, including securities backed by or linked to Bitcoin and digital asset financial vehicles similar to the Trust. In particular, the Trust and the Sponsor face competition with respect to the creation of competing exchange-traded spot Bitcoin products, among other digital asset vehicles, several of which have applications pending before the SEC or that have already received SEC approval. Whether the Trust is successful in achieving its intended competitive position may be impacted by a range of factors, including the Trust’s timing in entering the market relative to competing spot Bitcoin exchange-traded products and its fee structure relative to those competing products. The Trust’s competitors may offer a more liquid secondary market for their shares, and/or may charge a substantially lower fee than the Sponsor’s Fee or expense ratio now or in the future. If the Trust fails to grow sufficient scale due to competition, the Sponsor may have difficulty raising sufficient revenue to cover the costs associated with maintaining the Trust and such shortfalls could impact the Sponsor’s ability to properly invest in robust ongoing operations and controls of the Trust to minimize the risk of operating events, errors, or other forms of losses to the shareholders. Furthermore, the Trust may fail to attract adequate liquidity in the secondary market due to such competition, resulting in a small number of Authorized Participants willing to make a market in the Shares, which in turn could result in the Shares trading at a significant premium or discount for extended periods. Likewise, market and financial conditions, among other conditions outside the Trust’s control, may cause investors to find it more attractive to gain exposure to Bitcoin through other vehicles, rather than the Trust.

In addition, to the extent digital asset financial vehicles other than the Trust tracking the price of Bitcoin come to represent a significant proportion of the demand for Bitcoin, large purchases or redemptions of the securities of these digital asset financial vehicles, or private funds holding Bitcoin, could negatively affect the Index Price, the NAV, the NAV per Share, the value of the Shares, the Principal Market NAV and the Principal Market NAV per Share. Accordingly, there can be no assurance that the Trust will be able to achieve its intended competitive positioning relative to competitors, which could adversely affect the performance of the Trust and the value of the Shares.

Prices of Bitcoin may be affected due to stablecoins (including Tether and U.S. Dollar Coin (“USDC”)), the activities of stablecoin issuers and their regulatory treatment.

While the Trust does not invest in stablecoins, it may nonetheless be exposed to these and other risks that stablecoins pose for the market for Bitcoin and other digital assets. Stablecoins are digital assets designed to have a stable value over time as compared to typically volatile digital assets, and are typically marketed as being pegged to a fiat currency, such as the U.S. dollar, at a certain value. Although the prices of stablecoins are intended to be stable, in many cases their prices fluctuate, sometimes significantly. This volatility has in the past impacted the prices of certain digital assets, and has at times caused certain stablecoins to lose their “peg” to the underlying fiat currency. Stablecoins are a relatively new phenomenon, and it is impossible to know all of the risks that they could pose to participants in the digital asset markets. In addition, some have argued that some stablecoins, particularly Tether, are improperly issued without sufficient backing in a way that could cause artificial rather than genuine demand for digital assets, raising their prices. On February 17, 2021 the New York Attorney General entered into an agreement with Tether’s operators, requiring them to cease any further trading activity with New York persons and pay $18.5 million in penalties for false and misleading statements made regarding the assets backing Tether. On October 15, 2021, the CFTC announced a settlement with Tether’s operators in which they agreed to pay $42.5 million in fines to settle charges that, among others, Tether’s claims that it maintained sufficient U.S. dollar reserves to back every Tether stablecoin in circulation with the “equivalent amount of corresponding fiat currency” held by Tether were untrue.

USDC is a reserve-backed stablecoin issued by Circle Internet Financial that is commonly used as a method of payment in digital asset markets, including the Bitcoin market. The issuer of USDC uses the Circle Reserve Fund to hold cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Treasury, and repurchase agreements secured by such obligations or cash, which serve as reserves backing USDC stablecoins. While USDC is designed to maintain a stable value at 1 U.S. dollar at all times, on March 10, 2023, the value of USDC fell below $1.00 (and remained below for multiple days) after Circle Internet Financial disclosed that $3.3 billion of the USDC reserves were held at Silicon Valley Bank, which had entered FDIC receivership earlier that day. Popular stablecoins are reliant on the U.S. banking system and U.S. treasuries, and the failure of either to function normally could impede the function of stablecoins or lead to outsized redemption requests, and therefore could adversely affect the value of the Shares.

Some stablecoins have been asserted to be securities under the federal securities laws. For example, on June 5, 2023, the SEC alleged in a complaint that the stablecoin BUSD, a U.S. dollar stablecoin issued by Binance, was a “crypto asset security” and that Binance “offered and sold to U.S. investors as part of a profit-earning scheme within the Binance ecosystem.” In another example, the District Court for the Southern District of New York denied defendants’ motion to dismiss an SEC complaint asserting that the stablecoin UST, a U.S. dollar stablecoin issued by Terra, is a security. Further public concern about the possible security status of stablecoins manifested in November 2023, when the financial technology company PayPal disclosed in a filing that it had received a subpoena from the SEC relating to the PayPal USD stablecoin that requested the production of documents. A determination that a popular stablecoin is a security could lead to outsized redemption requests, and therefore could adversely affect the broader value of the Shares.

Given the role that stablecoins play in global digital asset markets, their fundamental liquidity can have a dramatic impact on the broader digital asset market, including the market for Bitcoin. Because a large portion of the digital asset market still depends on stablecoins such as Tether and USDC, there is a risk that a disorderly de-pegging or a run on Tether or USDC could lead to dramatic market volatility in, and/or materially and adversely affect the prices of, digital assets more broadly.

Volatility in stablecoins, operational issues with stablecoins (for example, technical issues that prevent settlement), concerns about the sufficiency of any reserves that support stablecoins, or regulatory concerns about stablecoin issuers or intermediaries, such as Bitcoin spot markets, that support stablecoins, could impact individuals’ willingness to trade on trading venues that rely on stablecoins and could impact the price of Bitcoin, and in turn, an investment in the Shares.

Risk Factors Related to the Trust and the Shares

The Trust relies on third-party service providers to perform certain functions essential to the affairs of the Trust and the replacement of such service providers could pose a challenge to the safekeeping of the Trust’s Bitcoin and to the operations of the Trust.

The Trust relies on the Custodian and the Prime Broker (together, the “Custodial Entities”), the Authorized Participants and other third-party service providers to perform certain functions essential to managing the affairs of the Trust. In addition, Liquidity Providers are relied upon to facilitate the purchase and sale of Bitcoins in connection with creations and redemptions of Shares in cash (“Cash Orders”), and the Transfer Agent and

Grayscale Investments, LLC (in such capacity, the “Liquidity Engager”) are relied upon to facilitate such Cash Orders. Any disruptions to a service provider’s business operations, resulting from business failures, financial instability, security failures, government mandated regulation or operational problems, could have an adverse impact on the Trust’s ability to access critical services and be disruptive to the operations of the Trust and require the Sponsor or the Liquidity Engager, as the case may be, to replace such service provider. Moreover, the Sponsor could decide to replace a service provider to the Trust, or the Liquidity Engager may decide to replace a Liquidity Provider, for other reasons.

If the Sponsor decides, or is required, to replace Coinbase Custody Trust Company, LLC as the custodian of the Trust’s Bitcoins, or Coinbase, Inc. as the prime broker controlling and securing the Trust’s Settlement Balance, transfer of the respective maintenance responsibilities of the Vault Balance or the Settlement Balance to another party or parties will likely be complex and could subject the Trust’s Bitcoins to the risk of loss during the transfer, which could have a negative impact on the performance of the Shares or result in loss of the Trust’s assets.

Moreover, the legal rights of customers with respect to digital assets held on their behalf by a third-party custodian, such as the Custodial Entities, in insolvency proceedings are currently uncertain. The Prime Broker Agreement contains an agreement by the parties to treat the digital assets credited to the Trust’s Vault Balance and Settlement Balance as financial assets under Article 8 in addition to stating that the Custodian will serve as fiduciary and custodian on the Trust’s behalf with respect to the Trust’s Bitcoin held in the Vault Balance, and that any Bitcoin credited to the Settlement Balance will be treated as custodial assets.

The Custodial Entities’ parent, Coinbase Global, has also stated in its most recent public securities filings that in light of the inclusion of provisions relating to Article 8 in its custody and prime broker client agreements, it believes that a court would not treat custodied digital assets as part of its general estate in the event the Custodial Entities were to experience insolvency. However, due to the novelty of digital asset custodial arrangements courts have not yet considered this type of treatment for custodied digital assets and it is not possible to predict with certainty how they would rule in such a scenario. Moreover, the Custodian and the Prime Broker are potentially subject to different insolvency regimes and there is no assurance that the digital assets credited to the Trust’s Settlement Balance would be treated similarly to those credited to the Trust’s Vault Balance in an insolvency, notwithstanding the rights and obligations conferred under the Prime Broker Agreement or Coinbase Global’s views regarding the treatment of such assets under Article 8. In the event that the Custodian or the Prime Broker and/or Coinbase Global became subject to insolvency proceedings and a court were to rule that the custodied digital assets were part of the Custodian’s, the Prime Broker’s and/or Coinbase Global’s general estate and not the property of the Trust, then the Trust would be treated as a general unsecured creditor in such insolvency proceedings and the Trust would be subject to the loss of all or a significant portion of its assets.

In addition, the Custodian is a fiduciary under § 100 of the New York Banking Law and a qualified custodian for purposes of Rule 206(4)-2(d)(6) under the Investment Advisers Act and is licensed to custody the Trust’s Bitcoins in trust on the Trust’s behalf. However, the SEC has recently released proposed amendments to Rule 206(4)-2 that, if enacted as proposed, would amend the definition of a “qualified custodian” under Rule 206(4)-2(d)(6). Executive officers of the Custodian’s parent company have made public statements indicating that the Custodian will remain a qualified custodian under the proposed SEC rule, if enacted as currently proposed. However, there can be no assurance that the Custodian would continue to qualify as a “qualified custodian” under a final rule.

To the extent that Sponsor is not able to find a suitable party willing to serve as custodian, the Sponsor may be required to terminate the Trust and liquidate the Trust’s Bitcoin. In addition, to the extent that the Sponsor finds a suitable party and must enter into a modified or separate custody agreement that is less favorable for the Trust or Sponsor and/or transfer the Trust’s assets in a relatively short time period, the safekeeping of the Trust’s Bitcoin may be adversely affected, which may in turn adversely affect value of the Shares. Likewise, if the

Sponsor and/or Grayscale Investments, LLC is required to replace any other service provider, they may not be able to find a party willing to serve in such capacity in a timely manner or at all. If the Sponsor decides, or is required, to replace an Authorized Participant and/or if the Liquidity Engager decides, or is required, to replace a Liquidity Provider, this could negatively impact the Trust’s ability to create new Shares, which would impact the Shares’ liquidity and could have a negative impact on the value of the Shares.

The amount of the Trust’s assets represented by each Share will decline over time as the Trust pays the Sponsor’s Fee and Additional Trust Expenses, and as a result, the value of the Shares may decrease over time.

The Sponsor’s Fee accrues daily in U.S. dollars at an annual rate based on the NAV Fee Basis Amount, which is based on the NAV of the Trust, and is paid to the Sponsor in Bitcoin. See “Business—Expenses; Sales of Bitcoins—Disposition of Bitcoins” and “Business— Expenses; Sales of Bitcoins—Hypothetical Expense Example.” As a result, the amount of Trust’s assets represented by each Share declines as the Trust pays the Sponsor’s Fee (or sells Bitcoin in order to raise cash to pay any Additional Trust Expenses), which may cause the Shares to decrease in value over time or dampen any increase in value.

The value of the Shares may be influenced by a variety of factors unrelated to the value of Bitcoin.

The value of the Shares may be influenced by a variety of factors unrelated to the price of Bitcoin and the Digital Asset Trading Platforms included in the Index that may have an adverse effect on the value of the Shares. These factors include the following factors:

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Unanticipated problems or issues with respect to the mechanics of the Trust’s operations and the trading of the Shares may arise, in particular due to the fact that the mechanisms and procedures governing the creation and offering of the Shares and storage of Bitcoin have been developed specifically for this product;

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The Trust could experience difficulties in operating and maintaining its technical infrastructure, including in connection with expansions or updates to such infrastructure, which are likely to be complex and could lead to unanticipated delays, unforeseen expenses and security vulnerabilities;

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The Trust could experience unforeseen issues relating to the performance and effectiveness of the security procedures used to protect the Vault Balance, or the security procedures may not protect against all errors, software flaws or other vulnerabilities in the Trust’s technical infrastructure, which could result in theft, loss or damage of its assets; or

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Although the Bitcoin Network does not have any privacy enhancing features at this time, if any such features are introduced to the Bitcoin Network in the future, service providers may decide to terminate their relationships with the Trust due to concerns that the introduction of privacy enhancing features to the Bitcoin Network may increase the potential for Bitcoin to be used to facilitate crime, exposing such service providers to potential reputational harm.

Any of these factors could affect the value of the Shares, either directly or indirectly through their effect on the Trust’s assets.

Shareholders do not have the protections associated with ownership of shares in an investment company registered under the Investment Company Act or the protections afforded by the CEA.

The Investment Company Act is designed to protect investors by preventing insiders from managing investment companies to their benefit and to the detriment of public investors, such as: the issuance of securities having inequitable or discriminatory provisions; the management of investment companies by irresponsible persons; the use of unsound or misleading methods of computing earnings and asset value; changes in the character of investment companies without the consent of investors; and investment companies from engaging in excessive leveraging. To accomplish these ends, the Investment Company Act requires the safekeeping and proper valuation of fund assets, restricts greatly transactions with affiliates, limits leveraging, and imposes governance requirements as a check on fund management.

The Trust is not a registered investment company under the Investment Company Act, and the Sponsor believes that the Trust is not required to register under such act. Consequently, shareholders do not have the regulatory protections provided to investors in investment companies.

The Trust will not hold or trade in commodity interests regulated by the CEA, as administered by the CFTC. Furthermore, the Sponsor believes that the Trust is not a commodity pool for purposes of the CEA, and that neither the Sponsor nor the Trustee is subject to regulation by the CFTC as a commodity pool operator or a commodity trading adviser in connection with the operation of the Trust. Consequently, shareholders will not have the regulatory protections provided to investors in CEA-regulated instruments or commodity pools.

As the Sponsor and its management have limited history of operating investment vehicles like the Trust, their experience may be inadequate or unsuitable to manage the Trust.

The past performances of the Sponsor’s management in other investment vehicles, including their experiences in the digital asset and venture capital industries, are no indication of their ability to manage an investment vehicle such as the Trust. If the experience of the Sponsor and its management is inadequate or unsuitable to manage an investment vehicle such as the Trust, the operations of the Trust may be adversely affected.

Furthermore, the Sponsor is currently engaged in the management of other investment vehicles which could divert their attention and resources. If the Sponsor were to experience difficulties in the management of such other investment vehicles that damaged the Sponsor or its reputation, it could have an adverse impact on the Sponsor’s ability to continue to serve as Sponsor for the Trust.

Security threats to the Trust’s Vault Balance or Settlement Balance could result in the halting of Trust operations, including the creation and redemption of Baskets, and a loss of Trust assets or damage to the reputation of the Trust, each of which could result in a reduction in the value of the Shares.

Security breaches, computer malware and computer hacking attacks have been a prevalent concern in relation to digital assets. The Sponsor believes that the Trust’s Bitcoins held in the Vault Balance, as well as the Trust’s Bitcoins held temporarily in the Settlement Balance, will be an appealing target to hackers or malware distributors seeking to destroy, damage or steal the Trust’s Bitcoins and will only become more appealing as the Trust’s assets grow. To the extent that the Trust, the Sponsor or the Custodial Entities are unable to identify and mitigate or stop new security threats or otherwise adapt to technological changes in the digital asset industry, the Trust’s Bitcoins may be subject to theft, loss, destruction or other attack.

The Sponsor believes that the security procedures in place for the Trust, including, but not limited to, offline storage, or cold storage, for a substantial portion of the Trust’s Bitcoin, multiple encrypted private key “shards”, usernames, passwords and 2-step verification, are reasonably designed to safeguard the Trust’s Bitcoins. Nevertheless, the security procedures cannot guarantee the prevention of any loss due to a security breach, software defect or act of God that may be borne by the Trust. Additionally, because a portion of the Trust’s Bitcoin from time to time will be held in hot storage, such Bitcoins will be more vulnerable to a potential hack or other cyberattack that could lead to a loss of Trust assets.

The security procedures and operational infrastructure may be breached due to the actions of outside parties, error or malfeasance of an employee of the Sponsor, a Custodial Entity, or otherwise, and, as a result, an unauthorized party may obtain access to an Account, the relevant private keys (and therefore Bitcoin) or other data of the Trust. Additionally, outside parties may attempt to fraudulently induce employees of the Sponsor or a

Custodial Entity to disclose sensitive information in order to gain access to the Trust’s infrastructure. As the techniques used to obtain unauthorized access, disable or degrade service, or sabotage systems change frequently, or may be designed to remain dormant until a predetermined event and often are not recognized until launched against a target, the Sponsor and the Custodial Entities may be unable to anticipate these techniques or implement adequate preventative measures. Moreover, the Custodial Entities will not be liable for any claims or losses arising out of or relating to the acts and/or omissions of any unauthorized third parties, except to the extent such losses are caused by a Custodial Entity’s negligence, fraud or willful misconduct.

An actual or perceived breach of the accounts associated with the Trust’s Vault Balance and Settlement Balance (the “Accounts”) could harm the Trust’s operations, result in loss of the Trust’s assets, damage the Trust’s reputation and negatively affect the market perception of the effectiveness of the Trust, all of which could in turn reduce demand for the Shares, resulting in a reduction in the value of the Shares. The Trust may also cease operations, the occurrence of which could similarly result in a reduction in the value of the Shares.

Bitcoin transactions are irrevocable and stolen or incorrectly transferred Bitcoins may be irretrievable. As a result, any incorrectly executed Bitcoin transactions could adversely affect the value of the Shares.

Bitcoin transactions are typically not reversible without the consent and active participation of the recipient of the transaction. Once a transaction has been verified and recorded in a block that is added to the Blockchain, an incorrect transfer or theft of Bitcoin generally will not be reversible and the Trust may not be capable of seeking compensation for any such transfer or theft. Although the Trust’s transfers of Bitcoin will regularly be made to or from the Vault Balance, it is possible that, through computer or human error, or through theft or criminal action, the Trust’s Bitcoin could be transferred from the Trust’s Vault Balance in incorrect amounts or to unauthorized third parties, or to uncontrolled accounts.

Such events have occurred in connection with digital assets in the past. For example, in September 2014, the Chinese Digital Asset Trading Platform Huobi announced that it had sent approximately 900 Bitcoins and 8,000 Litecoins (worth approximately $400,000 at the prevailing market prices at the time) to the wrong customers. To the extent that the Trust is unable to seek a corrective transaction with such third party or is incapable of identifying the third party which has received the Trust’s Bitcoins through error or theft, the Trust will be unable to revert or otherwise recover incorrectly transferred Bitcoins. The Trust will also be unable to convert or recover its Bitcoins transferred to uncontrolled accounts. To the extent that the Trust is unable to seek redress for such error or theft, such loss could adversely affect the value of the Shares.

The lack of full insurance and shareholders’ limited rights of legal recourse against the Trust, Trustee, Sponsor, Transfer Agent and Custodial Entities expose the Trust and its shareholders to the risk of loss of the Trust’s Bitcoins for which no person or entity is liable.

The Trust is not a banking institution or otherwise a member of the FDIC or Securities Investor Protection Corporation (“SIPC”) and, therefore, deposits held with or assets held by the Trust are not subject to the protections enjoyed by depositors with FDIC or SIPC member institutions. In addition, neither the Trust nor the Sponsor insure the Trust’s Bitcoins.

While the Custodian is required under the Prime Broker Agreement to maintain insurance coverage that is commercially reasonable for the custodial services it provides, and the Custodial Entities have advised the Sponsor that they maintain insurance at commercially reasonable amounts for the digital assets custodied on behalf of clients, including the Trust’s Bitcoin, resulting from theft, shareholders cannot be assured that the Custodian or the Prime Broker will maintain adequate insurance or that such coverage will cover losses with respect to the Trust’s Bitcoins. Moreover, while the Custodian maintains certain capital reserve requirements depending on the assets under custody and to the extent required by applicable law, and such capital reserves may provide additional means to cover client asset losses, the Sponsor does not know the amount of such capital reserves, and neither the Trust nor the Sponsor have access to such information. The Trust cannot be assured that the Custodial Entities will maintain capital reserves sufficient to cover losses with respect to the Trust’s digital assets. Furthermore, Coinbase has represented in securities filings that the total value of crypto assets in its possession and control is significantly greater than the total value of insurance coverage that would compensate Coinbase in the event of theft or other loss of funds.

Furthermore, the Custodial Entities’ aggregate maximum liability with respect to breach of their obligations under the Prime Broker Agreement will not exceed the greater of: (i) the value of the Bitcoin or cash involved in the event, including but not limited to transaction(s) or deliveries(s), giving rise to such liability at the time of the event giving rise to such liability; (ii) the aggregate amount of fees paid by the Trust to the Custodial Entities in respect of the Custodial and Prime Broker Services in the 12-month period prior to the event giving rise to such liability; or (iii) five million U.S. dollars. The Custodian’s total liability under the Prime Broker Agreement will not exceed the greater of: (i) the aggregate amount of fees paid by the Trust to the Custodian in respect of the custodial services in the 12-month period prior to the event giving rise to such liability; or (ii) the value of the Bitcoin on deposit in the Vault Balance at the time of the events giving rise to the liability occurred, the value of which will be determined in accordance with the Prime Broker Agreement.

In addition, the Custodian’s maximum liability in respect of each cold storage address that holds Bitcoin is limited to the “Cold Storage Threshold” of $100 million. The Sponsor monitors the value of Bitcoins deposited in cold storage addresses for whether the Cold Storage Threshold has been met by determining the U.S. dollar value of Bitcoins deposited in each cold storage address on business days. Although the Cold Storage Threshold has never been met for a given cold storage address, to the extent it is met the Trust would not have a claim against the Custodian with respect to the digital assets held in such address to the extent the value exceeds the Cold Storage Threshold. The Custodial Entities and the Trust are not liable to each other for any special, incidental, indirect, punitive, or consequential damages, whether or not the other party had been advised of such losses or knew or should have known of the possibility of such damages.

The shareholders’ recourse against the Sponsor and the Trust’s other service providers for the services they provide to the Trust, including those relating to the provision of instructions relating to the movement of Bitcoin, is limited. Consequently, a loss may be suffered with respect to the Trust’s Bitcoin that is not covered by insurance and for which no person is liable in damages. As a result, the recourse of the Trust or the shareholders, under New York law, is limited.

The Trust may be required, or the Sponsor may deem it appropriate, to terminate and liquidate at a time that is disadvantageous to shareholders.

Pursuant to the terms of the Trust Agreement, the Trust is required to dissolve under certain circumstances. In addition, the Sponsor may, in its sole discretion, dissolve the Trust for a number of reasons, including if the Sponsor determines, in its sole discretion, that it is desirable or advisable for any reason to discontinue the affairs of the Trust. For example, the Sponsor expects that it may be advisable to discontinue the affairs of the Trust if a federal court upholds an allegation that Bitcoin is a security under the federal securities laws, among other reasons. See “Business—Description of the Trust Agreement—Termination of the Trust.”

If the Trust is required to terminate and liquidate, or the Sponsor determines in accordance with the terms of the Trust Agreement that it is appropriate to terminate and liquidate the Trust, such termination and liquidation could occur at a time that is disadvantageous to shareholders, such as when the Actual Exchange Rate of Bitcoin is lower than the Index Price was at the time when shareholders purchased their Shares. In such a case, when the Trust’s Bitcoins are sold as part of its liquidation, the resulting proceeds distributed to shareholders will be less than if the Actual Exchange Rate were higher at the time of sale. See “Business—Description of the Trust Agreement—Termination of the Trust” for more information about the termination of the Trust, including when the termination of the Trust may be triggered by events outside the direct control of the Sponsor, the Trustee or the shareholders.

The Trust Agreement includes provisions that limit shareholders’ voting rights and restrict shareholders’ right to bring a derivative action.

Under the Trust Agreement, shareholders have limited voting rights and the Trust will not have regular shareholder meetings. Shareholders take no part in the management or control of the Trust. Accordingly, shareholders do not have the right to authorize actions, appoint service providers or take other actions as may be taken by shareholders of other trusts or companies where shares carry such rights. The shareholders’ limited voting rights give almost all control under the Trust Agreement to the Sponsor and the Trustee. The Sponsor may take actions in the operation of the Trust that may be adverse to the interests of shareholders and may adversely affect the value of the Shares.

Moreover, pursuant to the terms of the Trust Agreement, shareholders’ statutory right under Delaware law to bring a derivative action (i.e., to initiate a lawsuit in the name of the Trust in order to assert a claim belonging to the Trust against a fiduciary of the Trust or against a third party when the Trust’s management has refused to do so) is restricted. Under Delaware law, a shareholder may bring a derivative action if the shareholder is a shareholder at the time the action is brought and either (i) was a shareholder at the time of the transaction at issue or (ii) acquired the status of shareholder by operation of law or the Trust’s governing instrument from a person who was a shareholder at the time of the transaction at issue. Additionally, Section 3816(e) of the Delaware Statutory Trust Act specifically provides that a “beneficial owner’s right to bring a derivative action may be subject to such additional standards and restrictions, if any, as are set forth in the governing instrument of the statutory trust, including, without limitation, the requirement that beneficial owners owning a specified beneficial interest in the statutory trust join in the bringing of the derivative action.” In addition to the requirements of applicable law and in accordance with Section 3816(e), the Trust Agreement provides that no shareholder will have the right, power or authority to bring or maintain a derivative action, suit or other proceeding on behalf of the Trust unless two or more shareholders who (i) are not “Affiliates” (as defined in the Trust Agreement and below) of one another and (ii) collectively hold at least 10.0% of the outstanding Shares join in the bringing or maintaining of such action, suit or other proceeding. This provision applies to any derivative actions brought in the name of the Trust other than claims under the federal securities laws and the rules and regulations thereunder.

Due to this additional requirement, a shareholder attempting to bring or maintain a derivative action in the name of the Trust will be required to locate other shareholders with which it is not affiliated and that have sufficient Shares to meet the 10.0% threshold based on the number of Shares outstanding on the date the claim is brought and thereafter throughout the duration of the action, suit or proceeding. This may be difficult and may result in increased costs to a shareholder attempting to seek redress in the name of the Trust in court. Moreover, if shareholders bringing a derivative action, suit or proceeding pursuant to this provision of the Trust Agreement do not hold 10.0% of the outstanding Shares on the date such an action, suit or proceeding is brought, or such shareholders are unable to maintain Share ownership meeting the 10.0% threshold throughout the duration of the action, suit or proceeding, such shareholders’ derivative action may be subject to dismissal. As a result, the Trust Agreement limits the likelihood that a shareholder will be able to successfully assert a derivative action in the name of the Trust, even if such shareholder believes that he or she has a valid derivative action, suit or other proceeding to bring on behalf of the Trust. See “Business—Description of the Trust Agreement—The Sponsor—Fiduciary and Regulatory Duties of the Sponsor” for more detail.

The Sponsor is solely responsible for determining the value of the NAV and NAV per Share and any errors, discontinuance or changes in such valuation calculations may have an adverse effect on the value of the Shares.

The Sponsor will determine the Trust’s NAV and NAV per Share on a daily basis as soon as practicable after 4:00 p.m., New York time, on each business day. The Sponsor’s determination is made utilizing data from the operations of the Trust and the Index Price, calculated at 4:00 p.m., New York time, on such day. If the Sponsor determines in good faith that the Index does not reflect an accurate Bitcoin price, then the Sponsor will employ an alternative method to determine the Index Price under the cascading set of rules set forth in

“Business—Overview of the Bitcoin Industry and Market—The Index and the Index Price—Determination of the Index Price When Index Price is Unavailable.” In the context of applying such rules, the Sponsor may determine in good faith that the alternative method applied does not reflect an accurate Bitcoin price and apply the next alternative method under the cascading set of rules. If the Sponsor determines after employing all of the alternative methods that the Index Price does not reflect an accurate Bitcoin price, the Sponsor will use its best judgment to determine a good faith estimate of the Index Price. There are no predefined criteria to make a good faith assessment in these scenarios and such decisions will be made by the Sponsor in its sole discretion. The Sponsor may calculate the Index Price in a manner that ultimately inaccurately reflects the price of Bitcoin. To the extent that the NAV, NAV per Share or the Index Price are incorrectly calculated, the Sponsor may not be liable for any error and such misreporting of valuation data could adversely affect the value of the Shares and investors could suffer a substantial loss on their investment in the Trust. Moreover, the terms of the Trust Agreement do not prohibit the Sponsor from changing the Index Price used to calculate the NAV and NAV per Share of the Trust. Any such change in the Index Price could affect the value of the Shares and investors could suffer a substantial loss on their investment in the Trust.

Extraordinary expenses resulting from unanticipated events may become payable by the Trust, adversely affecting the value of the Shares.

In consideration for the Sponsor’s Fee, the Sponsor has contractually assumed all ordinary-course operational and periodic expenses of the Trust. See “Business—Expenses; Sales of Bitcoin.” Extraordinary expenses incurred by the Trust, such as taxes and governmental charges; expenses and costs of any extraordinary services performed by the Sponsor (or any other service provider) on behalf of the Trust to protect the Trust or the interests of shareholders; or extraordinary legal fees and expenses are not assumed by the Sponsor and are borne by the Trust. The Sponsor will cause the Trust to either (i) sell Bitcoin held by the Trust or (ii) deliver Bitcoin in-kind to the Sponsor to pay Trust expenses not assumed by the Sponsor on an as-needed basis. Accordingly, the Trust may be required to sell or otherwise dispose of Bitcoin at a time when the trading prices for those assets are depressed.

The sale or other disposition of assets of the Trust in order to pay extraordinary expenses could have a negative impact on the value of the Shares for several reasons. These include the following factors:

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The Trust is not actively managed and no attempt will be made to protect against or to take advantage of fluctuations in the prices of Bitcoin. Consequently, if the Trust incurs expenses in U.S. dollars, the Trust’s Bitcoins may be sold at a time when the values of the disposed assets are low, resulting in a negative impact on the value of the Shares.

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Because the Trust does not generate any income, every time that the Trust pays expenses, it will deliver Bitcoin to the Sponsor or sell Bitcoin. Any sales of the Trust’s assets in connection with the payment of expenses will decrease the amount of the Trust’s assets represented by each Share each time its assets are sold or transferred to the Sponsor.

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Assuming that the Trust is a grantor trust for U.S. federal income tax purposes, each delivery or sale of Bitcoin by the Trust to pay the Sponsor’s Fee and/or Additional Trust Expenses will be a taxable event to beneficial owners of Shares. Thus, the Trust’s payment of expenses could result in beneficial owners of Shares incurring tax liability without an associated distribution from the Trust. Any such tax liability could adversely affect an investment in the Shares. See “Material U.S. Federal Income Tax Consequences.”

The Trust’s delivery or sale of Bitcoin to pay expenses or other operations of the Trust could result in shareholders’ incurring tax liability without an associated distribution from the Trust.

Assuming that the Trust is treated as a grantor trust for U.S. federal income tax purposes, each delivery of Bitcoin by the Trust to pay the Sponsor’s Fee or other expenses and each sale of Bitcoin by the Trust to pay

Additional Trust Expenses will be a taxable event to beneficial owners of Shares. Thus, the Trust’s payment of expenses could result in beneficial owners of Shares incurring tax liability without an associated distribution from the Trust. Any such tax liability could adversely affect an investment in the Shares. See “Material U.S. Federal Income Tax Consequences.”

The value of the Shares will be adversely affected if the Trust is required to indemnify the Sponsor, the Trustee, the Transfer Agent or the Custodian under the Trust Documents.

Under the Trust Documents, each of the Sponsor, the Trustee, the Transfer Agent and the Custodian has a right to be indemnified by the Trust for certain liabilities or expenses that it incurs without negligence, bad faith or willful misconduct on its part. Therefore, the Sponsor, Trustee, Transfer Agent or the Custodian may require that the assets of the Trust be sold in order to cover losses or liability suffered by it. Any sale of that kind would reduce the NAV of the Trust and the value of the Shares.

Intellectual property rights claims may adversely affect the Trust and the value of the Shares.

The Sponsor is not aware of any intellectual property rights claims that may prevent the Trust from operating and holding Bitcoin. However, third parties may assert intellectual property rights claims relating to the operation of the Trust and the mechanics instituted for the investment in, holding of and transfer of Bitcoin. Regardless of the merit of an intellectual property or other legal action, any legal expenses to defend or payments to settle such claims would be extraordinary expenses that would be borne by the Trust through the sale or transfer of its Bitcoin. Additionally, a meritorious intellectual property rights claim could prevent the Trust from operating and force the Sponsor to terminate the Trust and liquidate its Bitcoin. As a result, an intellectual property rights claim against the Trust could adversely affect the value of the Shares.

Pandemics, epidemics and other natural and man-made disasters could negatively impact the value of the Trust’s holdings and/or significantly disrupt its affairs.

Pandemics, epidemics and other natural and man-made disasters could negatively impact demand for digital assets, including Bitcoin, and disrupt the operations of many businesses, including the businesses of the Trust’s service providers. For example, the COVID-19 pandemic had serious adverse effects on the economies and financial markets of many countries, resulting in increased volatility and uncertainty in economies and financial markets of many countries and in the Digital Asset Markets. Moreover, governmental authorities and regulators throughout the world have in the past responded to major economic disruptions, including as a result of the COVID-19 pandemic, with a variety of fiscal and monetary policy changes, such as quantitative easing, new monetary programs and lower interest rates. An unexpected or quick reversal of any such policies, or the ineffectiveness of such policies, could increase volatility in economies and financial market generally, and could specifically increase volatility in the Digital Asset Markets, which could adversely affect the value of Bitcoin and the value of the Shares.

In addition, pandemics, epidemics and other natural and man-made disasters could disrupt the operations of many businesses. For example, in response to the COVID-19 pandemic, many governments imposed travel restrictions and prolonged, closed international borders and enhanced health screenings at ports of entry and elsewhere, which disrupted businesses around the world. Any disruptions to the Sponsor’s, the Trust’s or the Trust’s service providers’ business operations resulting from business restrictions, quarantines or restrictions on the ability of personnel to perform their jobs as a result of any future pandemic, epidemic or other disaster could have an adverse impact on the Trust’s ability to access critical services and could be disruptive to the affairs of the Trust.

The lack of ability to facilitate in-kind creations and redemptions of Shares could have adverse consequences for the Trust.

The Trust is currently only able to accept Cash Orders, which means that an Authorized Participant will deposit cash into, or accept cash from, the Cash Account in connection with the creation and redemption of

Baskets, and a Liquidity Provider will obtain or receive Bitcoin in exchange for cash in connection with such order. However, and in common with other spot Bitcoin exchange-traded products, the Trust is not at this time able to create and redeem Shares via in-kind transactions with Authorized Participants in exchange for Bitcoin.

Authorized participants must be registered broker-dealers. Registered broker-dealers are subject to various requirements of the federal securities laws and rules, including financial responsibility rules such as the customer protection rule, the net capital rule and recordkeeping requirements. There has yet to be definitive regulatory guidance on whether and how registered broker-dealers can comply with these rules with regard to transacting in or holding spot Bitcoin. Until further regulatory clarity emerges regarding whether registered broker-dealers can hold and deal in Bitcoin under such rules, there is a risk that registered broker-dealers participating in the in-kind creation or redemption of Shares for Bitcoin may be unable to demonstrate compliance with such requirements. While compliance with these requirements would be the broker-dealer’s responsibility, a national securities exchange is required to enforce compliance by its member broker-dealers with applicable federal securities law and rules. As a result, the SEC is unlikely to permit an exchange to adopt listing rules for a product if it is not clear that the exchange’s members would be able to comply with applicable rules when transacting in the product as designed. To the extent further regulatory clarity emerges, the Sponsor expects NYSE Arca to seek the necessary regulatory approval to amend its listing rules to permit the Trust to create and redeem Shares through In-Kind Orders, in which Authorized Participants or their designees would deposit Bitcoin directly with the Trust or receive Bitcoin directly from the Trust. However, there can be no assurance as to when such regulatory clarity will emerge, or when NYSE Arca will seek or obtain this approval, if at all.

To the knowledge of the Sponsor, exchange-traded products for all spot-market commodities other than Bitcoin, such as gold and silver, employ in-kind creations and redemptions with the underlying asset. The Sponsor believes that it is generally more efficient, and therefore less costly, for spot commodity exchange-traded products to utilize in-kind orders rather than cash orders, because there are fewer steps in the process and therefore there is less operational risk involved when an authorized participant can manage the buying and selling of the underlying asset itself, rather than depend on an unaffiliated party such as the issuer or sponsor of the exchange-traded product. As such, a spot commodity exchange-traded product that only employs cash creations and redemptions and does not permit in-kind creations and redemptions is a novel product that has not been tested, and could be impacted by any resulting operational inefficiencies.

In particular, the Trust’s inability to facilitate in-kind creations and redemptions could result in the exchange-traded product arbitrage mechanism failing to function as efficiently as it otherwise would, leading to the potential for the Shares to trade at premiums or discounts to the NAV per Share, and such premiums or discounts could be substantial. Furthermore, if Cash Orders are unavailable, either due to the Sponsor’s decision to reject or suspend such orders or otherwise, it will not be possible for Authorized Participants to redeem or create Shares, in which case the arbitrage mechanism would be unavailable. This could result in impaired liquidity for the Shares, wider bid/ask spreads in secondary trading of the Shares and greater costs to investors and other market participants. In addition, the Trust’s inability to facilitate in-kind creations and redemptions, and resulting reliance on cash creations and redemptions, could cause the Sponsor to halt or suspend the creation of redemption of Shares during times of market volatility or turmoil, among other consequences.

Even if In-Kind Regulatory Approval were obtained, there can be no assurance that in-kind creations or redemptions of the Shares will be available in the future, or that broker-dealers would be willing to serve as Authorized Participants with respect to the in-kind creation and redemption of Shares. Any of these factors could adversely affect the performance of the Trust and the value of the Shares.

Shareholders will not receive the benefits of any forks or airdrops.

The Bitcoin Network operates using open-source protocols, meaning that any user can download the software, modify it and then propose that the users and miners of Bitcoin adopt the modification. When a modification is introduced and a substantial majority of users and miners consent to the modification, the change is implemented and the network remains uninterrupted. However, if less than a substantial majority of users and miners consent to the proposed modification, and the modification is not compatible with the software prior to its modification, the consequence would be what is known as a “hard fork” of the Bitcoin Network, with one group running the pre-modified software and the other running the modified software. The effect of such a fork would be the existence of two versions of Bitcoin running in parallel, yet lacking interchangeability. In addition to forks, a digital asset may become subject to a similar occurrence known as an “airdrop.” In an airdrop, the promoters of a new digital asset announce to holders of another digital asset that such holders will be entitled to claim a certain amount of the new digital asset, generally for free, based on the fact that they hold such other digital asset. We refer to the right to receive any benefits arising from a fork, airdrop or similar event as an “Incidental Right” and any such virtual currency acquired through an Incidental Right as “IR Virtual Currency.”

With respect to any fork, airdrop or similar event, the Sponsor will cause the Trust to irrevocably abandon the Incidental Rights and any IR Virtual Currency associated with such event. As such, shareholders will not receive the benefits of any forks, and the Trust is not able to participate in any airdrop.

In the event the Sponsor seeks to change the Trust’s policy with respect to Incidental Rights or IR Virtual Currency, an application would need to be filed with the SEC by NYSE Arca seeking approval to amend its listing rules to permit the Trust to distribute the Incidental Rights or IR Virtual Currency in-kind to an agent of the shareholders for resale by such agent. However, there can be no assurance as to whether or when the Sponsor would make such a decision, or when NYSE Arca will seek or obtain this approval, if at all.

Even if such regulatory approval is sought and obtained, shareholders may not receive the benefits of any forks, the Trust may not choose, or be able, to participate in an airdrop, and the timing of receiving any benefits from a fork, airdrop or similar event is uncertain. Any inability to recognize the economic benefit of a hard fork or airdrop could adversely affect the value of the Shares.

Coinbase Global serves as the Bitcoin custodian and prime execution agent for several competing exchange-traded Bitcoin products, which could adversely affect the Trust’s operations and ultimately the value of the Shares.

The Prime Broker and Custodian are both affiliates of Coinbase Global. As of the date hereof, Coinbase Global is the largest publicly traded digital asset company in the world by market capitalization and is also the largest digital asset custodian in the world by assets under custody. By virtue of its leading market position and capabilities, and the relatively limited number of institutionally-capable providers of digital asset brokerage and custody services, Coinbase Global serves as the Bitcoin custodian and prime execution agent for several competing exchange-traded Bitcoin products. Therefore, Coinbase Global plays a critical role in supporting the U.S. spot Bitcoin exchange-traded product ecosystem, and its size and market share create the risk that Coinbase Global may fail to properly resource its operations to adequately support all such products that use its services, which could harm the Trust, the shareholders and the value of the Shares. If Coinbase Global were to favor the interests of certain products over others, it could result in inadequate attention or comparatively unfavorable commercial terms to less favored products, which could adversely affect the Trust’s operations and ultimately the value of the Shares.

Certain of the Authorized Participants engaged by the Trust serve in a similar capacity for several competing exchange-traded Bitcoin products, which could adversely affect the arbitrage mechanism, the Trust’s operations, the performance of the Trust and ultimately the value of the Shares.

Certain of the Authorized Participants engaged by the Trust serve in a similar capacity for several competing exchange-traded Bitcoin products. As a result, the Authorized Participants may be unable to adequately support all of the exchange-traded Bitcoin products that use their respective services. This risk may also be exacerbated as a consequence of the price and volatility of Bitcoin, as well as the number of Bitcoin that is required to create or redeem Shares of the Trust. Moreover, the Authorized Participants may choose to facilitate creations and redemptions for competing products rather than for the Trust, including as a result of, among other things, how effectively the arbitrage mechanism of the Trust functions, the liquidity for the Shares, the bid/ask spreads in secondary trading of the Shares and the costs associated with creating and redeeming Shares of the Trust, in each case relative to competing products. In addition, given the relatively limited number of market participants that could serve as Authorized Participants of the Trust, the Trust may not be able to engage other providers to serve as Authorized Participants. If any or all of the Authorized Participants were to cease to act in their capacity as Authorized Participants of the Trust, or if any of the Authorized Participants were to favor creating and redeeming shares of competing products over those of the Trust, the Trust may receive inadequate attention or be subject to comparatively unfavorable commercial terms, which could adversely affect the arbitrage mechanism, the Trust’s operations, the performance of the Trust and ultimately the value of the Shares. See also “—Risks Related to the Offering—Competition from the emergence or growth of other digital assets or methods of investing in Bitcoin could have a negative impact on the price of Bitcoin and adversely affect the value of the Shares.”

Risk Factors Related to the Regulation of Digital Assets, the Trust and the Shares

A determination that Bitcoin or any other digital asset is a “security” may adversely affect the value of Bitcoin and the value of the Shares, and result in potentially extraordinary, nonrecurring expenses to, or termination of, the Trust.

Depending on its characteristics, a digital asset may be considered a “security” under the federal securities laws. The test for determining whether a particular digital asset is a “security” is complex and difficult to apply, and the outcome is difficult to predict. Public, though non-binding, statements by senior officials at the SEC have indicated that the SEC did not consider Bitcoin or Ethereum to be securities, and does not currently consider Bitcoin to be a security. The SEC staff has also provided informal assurances via no-action letter to a handful of promoters that their digital assets are not securities. On the other hand, the SEC has brought enforcement actions against the issuers and promoters of several other digital assets on the basis that the digital assets in question are securities. More recently, the SEC has also brought enforcement actions against digital asset trading platforms for operating unregistered securities exchanges on the basis that certain of the digital assets traded on their platforms are securities.

For example, in June 2023, the SEC brought the Binance Complaint and the Coinbase Complaint, alleging violations of a variety of securities laws. In its complaints, the SEC asserted that SOL, ADA, MATIC, FIL, ATOM, SAND, MANA, ALGO, AXS, COTI, CHZ, FLOW, ICP, NEAR, VGX, DASH and NEXO, are securities under the federal securities laws. In addition, in November 2023, the SEC brought the Kraken Complaint, alleging that Kraken operated as an unregistered securities exchange, brokerage and clearing agency.

Whether a digital asset is a security under the federal securities laws depends on whether it is included in the lists of instruments making up the definition of “security” in the Securities Act, the Exchange Act and the Investment Company Act. Digital assets as such do not appear in any of these lists, although each list includes the terms “investment contract” and “note,” and the SEC has typically analyzed whether a particular digital asset is a security by reference to whether it meets the tests developed by the federal courts interpreting these terms, known as the Howey and Reves tests, respectively. For many digital assets, whether or not the Howey or Reves tests are met is difficult to resolve definitively, and substantial legal arguments can often be made both in favor of and against a particular digital asset qualifying as a security under one or both of the Howey and Reves tests. Adding to the complexity, the SEC staff has indicated that the security status of a particular digital asset can change over time as the relevant facts evolve.

As part of determining whether Bitcoin is a security for purposes of the federal securities laws, the Sponsor takes into account a number of factors, including the various definitions of “security” under the federal securities laws and federal court decisions interpreting elements of these definitions, such as the U.S. Supreme Court’s decisions in the Howey and Reves cases, as well as reports, orders, press releases, public statements and speeches by the SEC, its commissioners and its staff providing guidance on when a digital asset may be a security for purposes of the federal securities laws. Finally, the Sponsor discusses the security status of Bitcoin with external counsel. Through this process the Sponsor believes that it is applying the proper legal standards in determining that Bitcoin is not a security in light of the uncertainties inherent in the Howey and Reves tests.

In light of these uncertainties and the fact-based nature of the analysis, the Sponsor acknowledges that the SEC may take a contrary position; and the Sponsor’s conclusion, even if reasonable under the circumstances, would not preclude legal or regulatory action based on the presence of a security.

As is the case with Bitcoin, analyses from counsel typically review the often-complex facts surrounding a particular digital asset’s underlying technology, creation, use case and usage development, distribution and secondary-market trading characteristics as well as contributions of the individuals or organizations who appear to be involved in these activities, among other relevant facts, usually drawing on publicly available information. This information, usually found on the internet, often includes both information that originated with or is attributed to such individuals or organizations, as well as information from third-party sources and databases that may or may not have a connection to such individuals or organizations, and the availability and nature of such information can change over time. The Sponsor and counsel often have no independent means of verifying the accuracy or completeness of such information, and therefore of necessity usually must assume that such information is materially accurate and complete for purposes of the Howey and Reves analyses. After having gathered this information, counsel typically analyzes it in light of the Howey and Reves tests, in order to inform a judgment as to whether or not a federal court would conclude that the digital asset in question is or is not a security for purposes of the federal securities laws. Often, certain factors appear to support a conclusion that the digital asset in question is a security, while other factors appear to support the opposite conclusion, and in such a case counsel endeavors to weigh the importance and relevance of the competing factors. This analytical process is further complicated by the fact that, at present, federal judicial case law applying the relevant tests to digital assets is limited and in some situations inconsistent, with no federal appellate court having considered the question on the merits, as well as the fact that because each digital asset presents its own unique set of relevant facts, it is not always possible to directly analogize the analysis of one digital asset to another. Because of this factual complexity and the current lack of a well-developed body of federal case law applying the relevant tests to a variety of different fact patterns, the Sponsor has not in the past received, and currently does not expect that it would be able to receive, “opinions” of counsel stating that a particular digital asset is or is not a security for federal securities law purposes. The Sponsor understands that as a matter of practice, counsel is generally able to render a legal “opinion” only when the relevant facts are substantially ascertainable and the applicable law is both well-developed and settled. As a result, given the relative novelty of digital assets, the challenges inherent in fact-gathering for particular digital assets, and the fact that federal courts have only recently been tasked with adjudicating the applicability of federal securities law to digital assets, the Sponsor understands that at present counsel is generally not in a position to render a legal “opinion” on the securities law status of Bitcoin or any other particular digital asset.

If the Sponsor determines that Bitcoin is a security under the federal securities laws, whether that determination is initially made by the Sponsor itself, or because a federal court upholds an allegation that Bitcoin is a security, the Sponsor does not intend to permit the Trust to continue holding Bitcoin in a way that would violate the federal securities laws (and therefore would either dissolve the Trust or potentially seek to operate the Trust in a manner that complies with the federal securities laws, including the Investment Company Act). Because the legal tests for determining whether a digital asset is or is not a security often leave room for interpretation, for so long as the Sponsor believes there to be good faith grounds to conclude that the Trust’s Bitcoin is not a security, the Sponsor does not intend to dissolve the Trust on the basis that Bitcoin could at some future point be finally determined to be a security.

Any enforcement action by the SEC or a state securities regulator asserting that Bitcoin is a security, or a court decision to that effect, would be expected to have an immediate material adverse impact on the trading value of Bitcoin, as well as the Shares. This is because the business models behind most digital assets are incompatible with regulations applying to transactions in securities. If a digital asset is determined to be a security, it is likely to become difficult or impossible for the digital asset to be traded, cleared or custodied in the United States through the same channels used by non-security digital assets, which in addition to materially and adversely affecting the trading value of the digital asset is likely to significantly impact its liquidity and market participants’ ability to convert the digital asset into U.S. dollars. Any assertion that a digital asset is a security by the SEC or another regulatory authority may have similar effects.

For example, in 2020 the SEC filed a complaint against the issuer of XRP, Ripple Labs, Inc., and two of its executives, alleging that they raised more than $1.3 billion through XRP sales that should have been registered under the federal securities laws, but were not. In the years prior to the SEC’s action, XRP’s market capitalization at times reached over $140 billion. However, in the weeks following the SEC’s complaint, XRP’s market capitalization fell to less than $10 billion, which was less than half of its market capitalization in the days prior to the complaint.

Likewise, in the days following the announcement of the Binance Complaint and Coinbase Complaint, the price of various digital assets, including Bitcoin and Ether, declined significantly and may continue to decline as these cases advance through the federal court system. Subsequently, in July 2023, the District Court for the Southern District of New York held that while XRP is not a security, certain sales of XRP to certain buyers amounted to “investment contracts” under the Howey test. The SEC later sought an interlocutory appeal of the district court’s verdict that XRP is not a security, which appeal was denied by the district court in October 2023. Moreover, also in July 2023, another judge in the District Court for the Southern District of New York, in litigation between the SEC and the issuer of the UST and LUNA digital assets, suggested that he disagreed with the approach underlying the XRP decision. The Binance Complaint, the Coinbase Complaint, the Kraken Complaint and the SEC’s actions against XRP’s issuer and the issuer of the UST and LUNA digital assets, as well as seemingly inconsistent views of different district court judges, underscore the continuing uncertainty around which digital assets are securities, and demonstrate that such factors as how long a digital asset has been in existence, how widely held it is, how large its market capitalization is and that it has actual use in commercial transactions, ultimately may have no bearing on whether the SEC or a court will find it to be a security.

In addition, if Bitcoin is in fact a security, the Trust could be considered an unregistered “investment company” under SEC rules, which could necessitate the Trust’s liquidation. In this case, the Trust and the Sponsor may be deemed to have participated in an illegal offering of securities and there is no guarantee that the Sponsor will be able to register the Trust under the Investment Company Act at such time or take such other actions as may be necessary to ensure the Trust’s activities comply with applicable law, which could force the Sponsor to liquidate the Trust.

Moreover, whether or not the Sponsor or the Trust were subject to additional regulatory requirements as a result of any determination that its assets include securities, the Sponsor may nevertheless decide to terminate the Trust, in order, if possible, to liquidate the Trust’s assets while a liquid market still exists. For example, in response to the SEC’s action against the issuer of XRP, certain significant market participants announced they would no longer support XRP and announced measures, including the delisting of XRP from major digital asset trading platforms, resulting in the Sponsor’s conclusion that it was likely to be increasingly difficult for U.S. investors, including Grayscale XRP Trust (XRP), an affiliate of the Trust, to convert XRP into U.S. dollars. The Sponsor subsequently dissolved Grayscale XRP Trust (XRP) and liquidated its assets. If the SEC or a federal court were to determine that Bitcoin is a security, it is likely that the value of the Shares of the Trust would decline significantly. Furthermore, if a federal court upholds an allegation that Bitcoin is a security, the Trust itself may be terminated and, if practical, its assets liquidated.

Regulatory changes or actions by the U.S. Congress or any U.S. federal or state agencies may affect the value of the Shares or restrict the use of Bitcoins, mining activity or the operation of the Bitcoin Network or the Digital Asset Markets in a manner that adversely affects the value of the Shares.

As digital assets have grown in both popularity and market size, the U.S. Congress and a number of U.S. federal and state agencies (including FinCEN, SEC, CFTC, FINRA, the Consumer Financial Protection Bureau (“CFPB”), the Department of Justice, the Department of Homeland Security, the Federal Bureau of Investigation, the IRS, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, the Federal Reserve and state financial institution and securities regulators) have been examining the operations of digital asset networks, digital asset users and the Digital Asset Markets, with particular focus on the extent to which digital assets can be used to launder the proceeds of illegal activities or fund criminal or terrorist enterprises and the safety and soundness of trading platforms and other service providers that hold or custody digital assets for users. Many of these state and federal agencies have issued consumer advisories regarding the risks posed by digital assets to investors. Ongoing and future regulatory actions with respect to digital assets generally or Bitcoin in particular may alter, perhaps to a materially adverse extent, the nature of an investment in the Shares or the ability of the Trust to continue to operate.

Moreover, President Biden’s March 9, 2022 Executive Order, asserting that technological advances and the rapid growth of the digital asset markets “necessitate an evaluation and alignment of the United States Government approach to digital assets,” signals an ongoing focus on digital asset policy and regulation in the United States. A number of reports issued pursuant to the Executive Order have focused on various risks related to the digital asset ecosystem, and have recommended additional legislation and regulatory oversight. There have also been several bills introduced in Congress that propose to establish additional regulation and oversight of the digital asset markets. In connection with these developments, the SEC has taken a number of actions. For example, in February 2023 the SEC proposed amendments to the custody rules under Rule 406(4)-2 of the Investment Advisers Act. The proposed rule changes would amend the definition of a “qualified custodian” under Rule 206(4)-2(d)(6) and expand the current custody rule in 406(4)-2 to cover digital assets and related advisory activities. If enacted as proposed, these rules would likely impose additional regulatory requirements with respect to the custody and storage of digital assets and could lead to additional regulatory oversight of the digital asset ecosystem more broadly. Moreover, the failure of FTX in November 2022 and the resulting market turmoil substantially increased regulatory scrutiny in the United States and globally and led to SEC and criminal investigations, enforcement actions and other regulatory activity across the digital asset ecosystem. For example, in June 2023, the SEC brought enforcement actions against Binance and Coinbase, two of the largest digital asset trading platforms, alleging that Binance and Coinbase operated unregistered securities exchanges, brokerages and clearing agencies. In addition, in November 2023, the SEC brought similar charges against Kraken, alleging that it operated as an unregistered securities exchange, brokerage and clearing agency.

It is difficult to predict whether, or when, any of these developments will lead to Congress granting additional authorities to the SEC or other regulators, what the nature of such additional authorities might be, how additional legislation and/or regulatory oversight might impact the ability of Digital Asset Markets to function or how any new regulations or changes to existing regulations might impact the value of digital assets generally and Bitcoin held by the Trust specifically. The consequences of increased federal regulation of digital assets and digital asset activities could have a material adverse effect on the Trust and the Shares.

Law enforcement agencies have often relied on the transparency of blockchains to facilitate investigations. However, certain privacy-enhancing features have been, or are expected to be, introduced to a number of digital asset networks. If the Bitcoin Network were to adopt any of these features, these features may provide law enforcement agencies with less visibility into transaction-level data. Europol, the European Union’s law enforcement agency, released a report in October 2017 noting the increased use of privacy-enhancing digital assets like Zcash and Monero in criminal activity on the internet. In August 2022, OFAC banned all U.S. citizens from using Tornado Cash, a digital asset protocol designed to obfuscate blockchain transactions, by adding certain Ethereum wallet addresses associated with the protocol to its Specially Designated Nationals list. A large portion of Ethereum validators globally, as well as notable industry participants such as Centre, the issuer of the USDC stablecoin, have reportedly complied with the sanctions and blacklisted the sanctioned addresses from interacting with their networks. In October 2023, FinCEN issued a notice of proposed rulemaking that identified convertible virtual currency (CVC) mixing as a class of transactions of primary money laundering concern and proposed requiring covered financial institutions to implement certain recordkeeping and reporting requirements on transactions that covered financial institutions know, suspect, or have reason to suspect involve CVC mixing within or involving jurisdictions outside the United States. In April 2024, the DOJ arrested and charged the developers of the Samourai Wallet mixing service with conspiracy to commit money laundering and conspiracy to operate an unlicensed money transmitting business. In May 2024, a co-founder of Tornado Cash was sentenced to more than five years imprisonment in the Netherlands for developing Tornado Cash on the basis that he had helped launder more than $2 billion worth of digital assets through Tornado Cash. Although no regulatory action has been taken to treat privacy-enhancing digital assets differently, this may change in the future.

Competing industries may have more influence with policymakers than the digital asset industry, which could lead to the adoption of laws and regulations that are harmful to the digital asset industry.

The digital asset industry is relatively new, although its influence over public policy is increasing, and it does not have the same access to policymakers and lobbying organizations in many jurisdictions compared to industries with which digital assets may be seen to compete, such as banking, payments and consumer finance. Competitors from other, more established industries may have greater access to and influence with governmental officials and regulators and may be successful in persuading these policymakers that digital assets require heightened levels of regulation compared to the regulation of traditional financial services. As a result, new laws and regulations may be proposed and adopted in the United States and elsewhere, or existing laws and regulations may be interpreted in new ways, that disfavor or impose compliance burdens on the digital asset industry or digital asset platforms, which could adversely impact the value of Bitcoin and therefore the value of the Shares.

Regulatory changes or other events in foreign jurisdictions may affect the value of the Shares or restrict the use of one or more digital assets, mining activity or the operation of their networks or the Digital Asset Trading Platform Market in a manner that adversely affects the value of the Shares.

Various foreign jurisdictions have, and may continue to adopt laws, regulations or directives that affect the digital asset network, the Digital Asset Markets, and their users, particularly Digital Asset Trading Platforms and service providers that fall within such jurisdictions’ regulatory scope. For example, if China or other foreign jurisdictions were to ban or otherwise restrict mining activity, including by regulating or limiting manufacturers’ ability to produce or sell semiconductors or hard drives in connection with mining, it would have a material adverse effect on digital asset networks (including the Bitcoin Network), the Digital Asset Market, and as a result, impact the value of the Shares.

A number of foreign jurisdictions have recently taken regulatory action aimed at digital asset activities. China has made transacting in cryptocurrencies illegal for Chinese citizens in mainland China, and additional restrictions may follow. Both China and South Korea have banned initial coin offerings entirely and regulators in other jurisdictions, including Canada, Singapore and Hong Kong, have opined that initial coin offerings may constitute securities offerings subject to local securities regulations. The United Kingdom’s Financial Conduct Authority published final rules in October 2020 banning the sale of derivatives and exchange-traded notes that reference certain types of digital assets, contending that they are “ill-suited” to retail investors citing extreme volatility, valuation challenges and association with financial crime. A new law, the Financial Services and Markets Act 2023 (“FSMA”), received royal assent in June 2023. The FSMA brings digital asset activities within the scope of existing laws governing financial institutions, markets and assets. In addition, the Parliament of the European Union approved the text of MiCA in April 2023, establishing a regulatory framework for digital asset services across the European Union. MiCA is intended to serve as a comprehensive regulation of digital asset markets and imposes various obligations on digital asset issuers and service providers. The main aims of MiCA are industry regulation, consumer protection, prevention of market abuse and upholding the integrity of digital asset markets. MiCA was formally approved by the European Union’s member state in 2023 and is expected to come into effect in 2024. See “Business—Overview of the Bitcoin Industry and Market—Government Oversight.”

Foreign laws, regulations or directives may conflict with those of the United States and may negatively impact the acceptance of one or more digital assets by users, merchants and service providers outside the United States and may therefore impede the growth or sustainability of the digital asset economy in the European Union, China, Japan, Russia and the United States and globally, or otherwise negatively affect the value of Bitcoin. Moreover, other events, such as the interruption in telecommunications or internet services, cyber-related terrorist acts, civil disturbances, war or other catastrophes, could also negatively affect the digital asset economy in one or more jurisdictions. For example, Russia’s invasion of Ukraine on February 24, 2022 led to volatility in digital asset prices, with an initial steep decline followed by a sharp rebound in prices. The effect of any future regulatory change or other events on the Trust or Bitcoin is impossible to predict, and such change could be substantial and adverse to the Trust and the value of the Shares.

If regulators or public utilities take actions that restrict or otherwise impact mining activities, there may be a significant decline in such activities, which could adversely affect the Bitcoin Network and the value of the Shares.

Concerns have been raised about the electricity required to secure and maintain digital asset networks. For example, as of June 30, 2024, over 503 million tera hashes are performed every second in connection with mining on the Bitcoin Network. Although measuring the electricity consumed by this process is difficult because these operations are performed by various machines with varying levels of efficiency, the process consumes a significant amount of energy. The operations of the Bitcoin Network and other digital asset networks may also consume significant amounts of energy. Further, in addition to the direct energy costs of performing calculations on any given digital asset network, there are indirect costs that impact a network’s total energy consumption, including the costs of cooling the machines that perform these calculations.

Driven by concerns around energy consumption and the impact on public utility companies, various states and cities have implemented, or are considering implementing, moratoriums on mining activity in their jurisdictions. For example, in November 2022, New York imposed a two-year moratorium on new proof-of-work mining permits at fossil fuel plants in the state. A significant reduction in mining activity as a result of such actions could adversely affect the security of the Bitcoin Network by making it easier for a malicious actor or botnet to manipulate the Blockchain. See “—Risk Factors Related to Digital Assets—If a malicious actor or botnet obtains control of more than 50% of the processing power on the Bitcoin Network, or otherwise obtains control over the Bitcoin Network through its influence over core developers or otherwise, such actor or botnet could manipulate the Blockchain to adversely affect the value of the Shares or the ability of the Trust to operate.” If regulators or public utilities take action that restricts or otherwise impacts mining activities, such actions could result in decreased security of a digital asset network, including the Bitcoin Network, and consequently adversely impact the value of the Shares.

Driven by concerns around energy consumption and the impact on public utility companies, various states and cities have implemented, or are considering implementing, moratoriums on mining activity in their jurisdictions. For example, in November 2022, New York imposed a two-year moratorium on new proof-of-work mining permits at fossil fuel plants in the state. A significant reduction in mining activity as a result of such actions could adversely affect the security of the Bitcoin Network by making it easier for a malicious actor or botnet to manipulate the Blockchain. See “—Risk Factors Related to Digital Assets—If a malicious actor or botnet obtains control of more than 50% of the processing power on the Bitcoin Network, or otherwise obtains control over the Bitcoin Network through its influence over core developers or otherwise, such actor or botnet could manipulate the Blockchain to adversely affect the value of the Shares or the ability of the Trust to operate.” If regulators or public utilities take action that restricts or otherwise impacts mining activities, such actions could result in decreased security of a digital asset network, including the Bitcoin Network, and consequently adversely impact the value of the Shares.

If regulators subject an Authorized Participant, the Trust or the Sponsor to regulation as a money service business or money transmitter, this could result in extraordinary expenses to the Authorized Participant, the Trust or the Sponsor and also result in decreased liquidity for the Shares.

To the extent that the activities of any Authorized Participant, the Trust or the Sponsor cause it to be deemed a “money services business” under the regulations promulgated by FinCEN, such Authorized Participant, the Trust or the Sponsor may be required to comply with FinCEN regulations, including those that would mandate the Authorized Participant to implement anti-money laundering programs, make certain reports to FinCEN and maintain certain records. Similarly, the activities of an Authorized Participant, the Trust or the Sponsor may require it to be licensed as a money transmitter or as a digital asset business, such as under the NYDFS’ BitLicense regulation.

Such additional regulatory obligations may cause the Authorized Participant, the Trust or the Sponsor to incur extraordinary expenses. If the Authorized Participant, the Trust or the Sponsor decided to seek the required licenses, there is no guarantee that they will timely receive them. An Authorized Participant may instead decide to terminate its role as Authorized Participant of the Trust, or the Sponsor may decide to discontinue and wind up the Trust. An Authorized Participant’s decision to cease acting as such may decrease the liquidity of the Shares, which could adversely affect the value of the Shares, and termination of the Trust in response to the changed regulatory circumstances may be at a time that is disadvantageous to the shareholders.

Additionally, to the extent an Authorized Participant, the Trust or the Sponsor is found to have operated without appropriate state or federal licenses, it may be subject to investigation, administrative or court proceedings, and civil or criminal monetary fines and penalties, all of which would harm the reputation of the Trust or the Sponsor, decrease the liquidity, and have a material adverse effect on the price of, the Shares.

Regulatory changes or interpretations could obligate the Trust or the Sponsor to register and comply with new regulations, resulting in potentially extraordinary, nonrecurring expenses to the Trust.

Current and future legislation, CFTC and SEC rulemaking and other regulatory developments may impact the manner in which Bitcoins are treated. In particular, Bitcoin may be classified by the CFTC as a “commodity interest” under the CEA or may be classified by the SEC as a “security” under U.S. federal securities laws. The Sponsor and the Trust cannot be certain as to how future regulatory developments will impact the treatment of Bitcoins under the law. In the face of such developments, the required registrations and compliance steps may result in extraordinary, nonrecurring expenses to the Trust. If the Sponsor decides to terminate the Trust in response to the changed regulatory circumstances, the Trust may be dissolved or liquidated at a time that is disadvantageous to shareholders.

To the extent that Bitcoin is deemed to fall within the definition of a “commodity interest” under the CEA, the Trust and the Sponsor may be subject to additional regulation under the CEA and CFTC regulations. The Sponsor may be required to register as a commodity pool operator or commodity trading adviser with the CFTC and become a member of the National Futures Association and may be subject to additional regulatory requirements with respect to the Trust, including disclosure and reporting requirements. These additional requirements may result in extraordinary, recurring and/or nonrecurring expenses of the Trust, thereby materially and adversely impacting the Shares. If the Sponsor determines not to comply with such additional regulatory and registration requirements, the Sponsor will terminate the Trust. Any such termination could result in the liquidation of the Trust’s Bitcoins at a time that is disadvantageous to shareholders.

To the extent that Bitcoin is determined to be a security under U.S. federal securities laws, the Trust and the Sponsor may be subject to additional requirements under the Investment Company Act and the Sponsor may be required to register as an investment adviser under the Investment Advisers Act. Such additional registration may result in extraordinary, recurring and/or non-recurring expenses of the Trust, thereby materially and adversely impacting the Shares. If the Sponsor determines not to comply with such additional regulatory and registration requirements, the Sponsor will terminate the Trust. Any such termination could result in the liquidation of the Trust’s Bitcoins at a time that is disadvantageous to shareholders.

The treatment of the Trust for U.S. federal income tax purposes is uncertain.

The Sponsor intends to take the position that the Trust is properly treated as a grantor trust for U.S. federal income tax purposes. Assuming that the Trust is a grantor trust, the Trust will not be subject to U.S. federal income tax. Rather, if the Trust is a grantor trust, each beneficial owner of Shares will be treated as directly owning its pro rata share of the Trust’s assets and a pro rata portion of the Trust’s income, gain, losses and deductions will “flow through” to each beneficial owner of Shares.

The Sponsor has committed to cause the Trust to irrevocably abandon any Incidental Rights and IR Virtual Currency to which the Trust may become entitled in the future. In furtherance of that commitment, the Sponsor has delivered Pre-Creation/Redemption Abandonment Notices (as defined herein) to the Prime Broker, the Custodian and Coinbase Credit, Inc. (“Coinbase Credit”), stating that the Trust is irrevocably abandoning, effective immediately prior to each Creation Time or Redemption Time, all Incidental Rights or IR Virtual Currency to which it would otherwise be entitled as of such time and with respect to which it has not taken any Affirmative Action at or prior to such time. There can be no complete assurance that these abandonments will be treated as effective for U.S. federal income tax purposes. If the Trust were treated as owning any asset other than Bitcoins as of any date on which it creates or redeems Shares, it might cease to qualify as a grantor trust for U.S. federal income tax purposes.

In addition, and in common with other spot Bitcoin exchange-traded products, at this time the Trust is not permitted to create or redeem Shares via in-kind transactions with Authorized Participants. Unless and until In-Kind Regulatory Approval is obtained, Baskets will be created or redeemed only through Cash Orders. In general, investment vehicles intended to be treated as grantor trusts for U.S. federal income tax purposes historically have created additional trust interests only in kind, and there is no authority directly addressing whether a grantor trust may create or redeem trust interests under procedures similar to those that govern Cash Orders. Accordingly, there can be no complete assurance that the creation or redemption of Shares under the procedures governing Cash Orders will not cause the Trust to fail to qualify as a grantor trust for U.S. federal income tax purposes.

Moreover, because of the evolving nature of digital assets, it is not possible to predict potential future developments that may arise with respect to digital assets, including forks, airdrops and other similar occurrences. Assuming that the Trust is currently a grantor trust for U.S. federal income tax purposes, certain future developments could render it impossible, or impracticable, for the Trust to continue to be treated as a grantor trust for such purposes.

If the Trust is not properly classified as a grantor trust, the Trust might be classified as a partnership for U.S. federal income tax purposes. However, due to the uncertain treatment of digital assets for U.S. federal income tax purposes (as discussed below in “Material U.S. Federal Income Tax Consequences—Uncertainty Regarding the U.S. Federal Income Tax Treatment of Digital Assets”), there can be no assurance in this regard. If the Trust were classified as a partnership for U.S. federal income tax purposes, the tax consequences of owning Shares generally would not be materially different from the tax consequences described herein, although there might be certain differences, including with respect to timing of the recognition of taxable income or loss. In addition, tax information reports provided to beneficial owners of Shares would be made in a different form. If the Trust were not classified as either a grantor trust or a partnership for U.S. federal income tax purposes, it would be classified as a corporation for such purposes. In that event, the Trust would be subject to entity-level U.S. federal income tax (currently at the rate of 21%) on its net taxable income and certain distributions made by the Trust to shareholders would be treated as taxable dividends to the extent of the Trust’s current and accumulated earnings and profits. Any such dividend distributed to a beneficial owner of Shares that is a non-U.S. person for U.S. federal income tax purposes would be subject to U.S. federal withholding tax at a rate of 30% (or such lower rate as provided in an applicable tax treaty).

The treatment of digital assets for U.S. federal income tax purposes is uncertain.

As discussed in the section entitled “Material U.S. Federal Income Tax Consequences—Uncertainty Regarding the U.S. Federal Income Tax Treatment of Digital Assets,” assuming that the Trust is properly treated as a grantor trust for U.S. federal income tax purposes, each beneficial owner of Shares will be treated for U.S. federal income tax purposes as the owner of an undivided interest in the Bitcoin (and, if applicable, any Incidental Rights and/or IR Virtual Currency) held in the Trust. Due to the new and evolving nature of digital assets and the absence of comprehensive guidance with respect to digital assets, many significant aspects of the U.S. federal income tax treatment of digital assets are uncertain.

In 2014, the Internal Revenue Service (“IRS”) released a notice (the “Notice”) discussing certain aspects of “convertible virtual currency” (that is, digital assets that have an equivalent value in fiat currency or that act as substitutes for fiat currency) for U.S. federal income tax purposes and, in particular, stating that such digital assets (i) are “property” (ii) are not currency” for purposes of the rules relating to foreign currency gain or loss and (iii) may be held as a capital asset. In 2019, the IRS released a revenue ruling and a set of “Frequently Asked Questions” (the “Ruling & FAQs”) that provide some additional guidance, including guidance to the effect that, under certain circumstances, hard forks of digital assets are taxable events giving rise to ordinary income and guidance with respect to the determination of the tax basis of digital assets. However, the Notice and the Ruling & FAQs do not address other significant aspects of the U.S. federal income tax treatment of digital assets. Moreover, although the Ruling & FAQs address the treatment of hard forks, there continues to be uncertainty with respect to the timing and amount of the income inclusions.

There can be no assurance that the IRS will not alter its position with respect to digital assets in the future or that a court would uphold the treatment set forth in the Notice and the Ruling & FAQs. It is also unclear what additional guidance on the treatment of digital assets for U.S. federal income tax purposes may be issued in the future. Any such alteration of the current IRS positions or additional guidance could result in adverse tax consequences for shareholders and could have an adverse effect on the value of Bitcoin. Future developments that may arise with respect to digital assets may increase the uncertainty with respect to the treatment of digital assets for U.S. federal income tax purposes. For example, the Notice addresses only digital assets that are “convertible virtual currency,” and it is conceivable that, as a result of a fork, airdrop or similar occurrence, the Trust could hold certain types of digital assets that are not within the scope of the Notice in the event the Sponsor seeks to change the Trust’s policy with respect to Incidental Rights or IR Virtual Currency, subject to NYSE Arca obtaining regulatory approval from the SEC.

Shareholders are urged to consult their tax advisers regarding the tax consequences of owning and disposing of Shares and digital assets in general.

Future developments regarding the treatment of digital assets for U.S. federal income tax purposes could adversely affect the value of the Shares.

As discussed above, many significant aspects of the U.S. federal income tax treatment of digital assets, such as Bitcoin, are uncertain, and it is unclear what guidance on the treatment of digital assets for U.S. federal income tax purposes may be issued in the future. It is possible that any such guidance would have an adverse effect on the prices of digital assets, including on the price of Bitcoin in the Digital Asset Markets, and therefore may have an adverse effect on the value of the Shares.

Because of the evolving nature of digital assets, it is not possible to predict potential future developments that may arise with respect to digital assets, including forks, airdrops and similar occurrences. Such developments may increase the uncertainty with respect to the treatment of digital assets for U.S. federal income tax purposes. Moreover, certain future developments could render it impossible, or impracticable, for the Trust to continue to be treated as a grantor trust for U.S. federal income tax purposes.

Future developments in the treatment of digital assets for tax purposes other than U.S. federal income tax purposes could adversely affect the value of the Shares.

The taxing authorities of certain states, including New York, (i) have announced that they will follow the Notice with respect to the treatment of digital assets for state income tax purposes and/or (ii) have issued guidance exempting the purchase and/or sale of digital assets for fiat currency from state sales tax. However, it is unclear what further guidance on the treatment of digital assets for state tax purposes may be issued in the future.

The treatment of digital assets for tax purposes by non-U.S. jurisdictions may differ from the treatment of digital assets for U.S. federal, state or local tax purposes. It is possible, for example, that a non-U.S. jurisdiction would impose sales tax or value-added tax on purchases and sales of digital assets for fiat currency. If a foreign jurisdiction with a significant share of the market of Bitcoin users imposes onerous tax burdens on digital asset users, or imposes sales or value-added tax on purchases and sales of digital assets for fiat currency, such actions could result in decreased demand for Bitcoin in such jurisdiction.

Any future guidance on the treatment of digital assets for state, local or non-U.S. tax purposes could increase the expenses of the Trust and could have an adverse effect on the prices of digital assets, including on the price of Bitcoin in the Digital Asset Markets. As a result, any such future guidance could have an adverse effect on the value of the Shares.

A U.S. tax-exempt shareholder may recognize “unrelated business taxable income” as a consequence of an investment in Shares.

Under the guidance provided in the Ruling & FAQs, hard forks, airdrops and similar occurrences with respect to digital assets will under certain circumstances be treated as taxable events giving rise to ordinary income. In the absence of guidance to the contrary, it is possible that any such income recognized by a U.S. tax-exempt shareholder would constitute “unrelated business taxable income” (“UBTI”). A tax-exempt shareholder should consult its tax adviser regarding whether such shareholder may recognize UBTI as a consequence of an investment in Shares. See “Material U.S. Federal Income Tax Consequences.”

Non-U.S. Holders may be subject to U.S. federal withholding tax on income derived from forks, airdrops and similar occurrences.

The Ruling & FAQs do not address whether income recognized by a non-U.S. person as a result of a fork, airdrop or similar occurrence could be subject to the 30% withholding tax imposed on U.S.-source “fixed or determinable annual or periodical” income. Non-U.S. Holders (as defined under “Material U.S. Federal Income Tax Consequences—Tax Consequences to Non-U.S. Holders”) should assume that, in the absence of guidance, a withholding agent (including the Sponsor) is likely to withhold 30% of any such income recognized by a non-U.S. Holder in respect of its Shares, including by deducting such withheld amounts from proceeds that such non-U.S. Holder would otherwise be entitled to receive in connection with a distribution of Incidental Rights or IR Virtual Currency. See “Material U.S. Federal Income Tax Consequences.”

Risk Factors Related to Potential Conflicts of Interest

Potential conflicts of interest may arise among the Sponsor or its affiliates and the Trust. The Sponsor and its affiliates have no fiduciary duties to the Trust and its shareholders other than as provided in the Trust Agreement, which may permit them to favor their own interests to the detriment of the Trust and its shareholders.

The Sponsor will manage the affairs of the Trust. Conflicts of interest may arise among the Sponsor and its affiliates, on the one hand, and the Trust and its shareholders, on the other hand. As a result of these conflicts, the

Sponsor may favor its own interests and the interests of its affiliates over the Trust and its shareholders. These potential conflicts include, among others, the following:

•

The Sponsor has no fiduciary duties to, and is allowed to take into account the interests of parties other than, the Trust and its shareholders in resolving conflicts of interest, provided the Sponsor does not act in bad faith;

•	The Trust has agreed to indemnify the Sponsor and its affiliates pursuant to the Trust Agreement;

•	The Sponsor is responsible for allocating its own limited resources among different clients and potential future business ventures, to each of which it owes fiduciary duties;

•

The Sponsor and its staff also service affiliates of the Sponsor, including several other digital asset investment vehicles, and their respective clients and cannot devote all of its, or their, respective time or resources to the management of the affairs of the Trust;

•

The Sponsor, its affiliates and their respective officers and employees are not prohibited from engaging in other businesses or activities, including those that might be in direct competition with the Trust;

•

Affiliates of the Sponsor have substantial direct investments in Bitcoin that they are permitted to manage taking into account their own interests without regard to the interests of the Trust or its shareholders, and any increases, decreases or other changes in such investments could affect the Index Price and, in turn, the value of the Shares;

•	There is an absence of arm’s-length negotiation with respect to certain terms of the Trust, and, where applicable, there has been no independent due diligence conducted with respect to the Trust;

•

Several employees of the Sponsor and the Sponsor’s parent company, DCG, are FINRA-registered representatives who historically maintained their licenses through Genesis and currently maintain their licenses through Grayscale Securities;

•

DCG is (i) the sole member and parent company of the Sponsor; (ii) a minority interest holder in Coinbase, Inc., which operates Coinbase, one of the Digital Asset Trading Platforms initially expected to be included in the Index and the Trust’s principal market, and which is the parent company of the Custodian, representing less than 1.0% of its equity; and (iii) a minority interest holder in Kraken, one of the Digital Asset Trading Platforms initially expected to be included in the Index, representing less than 1.0% of its equity;

•

DCG has investments in a large number of digital assets and companies involved in the digital asset ecosystem, including trading platforms and custodians. DCG’s positions on changes that should be adopted in the Bitcoin Network could be adverse to positions that would benefit the Trust or its shareholders. Additionally, before or after a hard fork on the Bitcoin Network, DCG’s position regarding which fork among a group of incompatible forks of the Bitcoin Network should be considered the “true” Bitcoin Network could be adverse to positions that would most benefit the Trust;

•

DCG has been vocal in the past about its support for digital assets other than Bitcoin. Any investments in, or public positions taken on, digital assets other than Bitcoin by DCG, could have an adverse impact on the price of Bitcoin;

•	The Sponsor decides whether to retain separate counsel, accountants or others to perform services for the Trust;

•	While the Index Provider does not currently utilize data from over-the-counter markets or derivatives platforms, it may decide to include pricing from such markets or platforms in the future;

•	The Sponsor may appoint an agent to act on behalf of the shareholders, and such agent may be the Sponsor or an affiliate of the Sponsor; and

•	The Sponsor may select an Index Provider that is an affiliate of the Sponsor and the Trust.

By purchasing the Shares, shareholders agree and consent to the provisions set forth in the Trust Agreement. See “Business—Description of the Trust Agreement.”

For a further discussion of the conflicts of interest among the Sponsor, the distributor, the marketer, Authorized Participant, Liquidity Providers, the Trust and others, see “Certain Relationships and Related Party Transactions.”

DCG is a minority interest holder in both Coinbase, Inc. and Kraken, which operate two of the Digital Asset Trading Platforms initially expected to be included in the Index Price.

DCG, the sole member and parent company of the Sponsor, holds a minority interest of less than 1.0% in each of Coinbase, Inc., which operates Coinbase, and Kraken. The Sponsor values its digital assets by reference to the Index Price. The Index Price is the price in U.S. dollars of a Bitcoin derived from the Digital Asset Trading Platforms that are reflected in the Index developed by CoinDesk Indices, Inc. as of 4:00 p.m., New York time, on each business day. Coinbase and Kraken are two of such Digital Asset Trading Platforms initially expected to be included in the Index.

Although DCG does not exercise control over Coinbase or Kraken, it is possible that investors could have concerns that DCG could influence market data provided by these Digital Asset Trading Platforms in a way that benefits DCG, for example by artificially inflating the values of Bitcoin in order to increase the Sponsor’s fees. This could make the Trust’s Shares less attractive to investors than the shares of similar vehicles that do not present these concerns, adversely affect investor sentiment about the Trust and negatively affect Share trading prices.

DCG holds a minority interest in the parent company of the Custodian, which could lead DCG to cause the Sponsor to take actions that favor the Custodian’s interests over the Trust’s interests.

Coinbase, Inc. is also the parent company of the Custodian, Coinbase Custody Trust Company, LLC. The Custodian serves as a fiduciary and custodian on the Trust’s behalf, and is responsible for safeguarding the Bitcoin held by the Trust, and holding the private keys that provide access to the Trust’s digital wallets and vaults. DCG’s minority interest of less than 1.0% in the parent company of the Custodian may present risks to shareholders to the extent DCG causes the Sponsor to favor the Custodian’s interests over the interests of the Trust or its shareholders with respect to, for example, fees charged and the quality of service provided by the Custodian. Similarly, it is possible that investors could have concerns that DCG’s interest in Coinbase, Inc. could cause it to refrain from taking actions that are in the best interests of the Trust but that could harm the Custodian. This could make the Trust’s Shares less attractive to investors than the shares of similar vehicles that do not present these concerns, adversely affect investor sentiment about the Trust and negatively affect Share trading prices.

Shareholders cannot be assured of the Sponsor’s continued services, the discontinuance of which may be detrimental to the Trust.

Shareholders cannot be assured that the Sponsor will be willing or able to continue to serve as sponsor to the Trust for any length of time. If the Sponsor discontinues its activities on behalf of the Trust and a substitute sponsor is not appointed, the Trust will terminate and liquidate its Bitcoins.

Appointment of a substitute sponsor will not guarantee the Trust’s continued operation, successful or otherwise. Because a substitute sponsor may have no experience managing a digital asset financial vehicle, a substitute sponsor may not have the experience, knowledge or expertise required to ensure that the Trust will operate successfully or continue to operate at all. Therefore, the appointment of a substitute sponsor may not necessarily be beneficial to the Trust and the Trust may terminate. See “Certain Relationships and Related Party Transactions—The Sponsor.”

Although the Custodian is a fiduciary with respect to the Trust’s assets, if the Custodian resigns or is removed by the Sponsor or otherwise, without replacement, it would trigger early termination of the Trust.

The Custodian is a fiduciary under § 100 of the New York Banking Law and a qualified custodian for purposes of Rule 206(4)-2(d)(6) under the Investment Advisers Act and is licensed to custody the Trust’s Bitcoins in trust on the Trust’s behalf. However, the SEC has recently released proposed amendments to rule 206(4)-2 that, if enacted as proposed, would amend the definition of a “qualified custodian” under Rule 206(4)-2(d)(6). Executive officers of the Custodian’s parent company have made public statements indicating that the Custodian will remain a qualified custodian under the proposed SEC rule, if enacted as currently proposed. However, there can be no assurance that the Custodian would continue to qualify as a “qualified custodian” under a final rule.

A Custodial Entity may terminate the Prime Broker Agreement for Cause (as defined in “Business—Description of the Prime Broker Agreement—Term; Termination and Suspension”) at any time or upon one hundred eighty days’ prior written notice to the Trust, as provided under the Prime Broker Agreement. If the Custodian resigns or is removed by the Sponsor or otherwise, without replacement, the Trust will dissolve in accordance with the terms of the Trust Agreement.

Shareholders may be adversely affected by the lack of independent advisers representing investors in the Trust.

The Sponsor has consulted with counsel, accountants and other advisers regarding the formation and operation of the Trust. No counsel was appointed to represent investors in connection with the formation of the Trust or the establishment of the terms of the Trust Agreement and the Shares. Moreover, no counsel has been appointed to represent an investor in connection with the offering of the Shares. Accordingly, an investor should consult his, her or its own legal, tax and financial advisers regarding the desirability of the value of the Shares. Lack of such consultation may lead to an undesirable investment decision with respect to investment in the Shares.

The Trust is an “emerging growth company” and the reduced disclosure requirements applicable to emerging growth companies may make the Shares less attractive to investors.

The Trust is an “emerging growth company,” as defined in the JOBS Act, and intends to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies, including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and exemptions from the requirement of shareholder approval of any golden parachute payments not previously approved. The Trust intends to take advantage of these reporting exemptions until it is no longer an emerging growth company. The Sponsor and the Trust cannot predict if investors will find the Shares less attractive because the Trust will rely on these exemptions. The Trust will remain an emerging growth company for up to five years after its initial public offering, although it will lose that status sooner if the Trust has more than $1.235 billion of revenues in a fiscal year, has more than $700 million in market value of Shares held by non-affiliates as of any June 30 or issues more than $1.0 billion of non-convertible debt over a rolling three-year period. If some investors find the Shares less attractive as a result, there may be a less active trading market for the Shares and the price of the Shares may be more volatile.

Risk Factors Related to the Offering

There may be less liquidity or wider spreads in the market for BTC Shares as compared to the shares of other spot Bitcoin exchange-traded products, such as the GBTC Shares.

Although the Sponsor believes that the Initial Distribution will facilitate an active trading market for BTC Shares and BTC Shares have been approved to be publicly listed and traded on the NYSE Arca, as a new investment vehicle, there can be no guarantee that the trading market for BTC Shares will develop as robustly as the trading market for the shares of other spot Bitcoin exchange-traded products, such as the GBTC Shares, or that one will develop at all. To the extent that no active trading market develops and/or the assets of the Trust do not reach or maintain a viable size to facilitate robust trading, the liquidity of the BTC Shares may be limited, which could result in wider bid/ask spreads and negatively impact the value of the BTC Shares. In addition, if shareholders need to sell their BTC shares at a time when no active market for them exists, the price shareholders receive for their BTC Shares, assuming that shareholders are able to sell them, likely will be lower than the price that shareholders would receive if an active market did exist and, accordingly, a shareholder may suffer losses. See “—Risk Factors Related to the Digital Asset Markets—The lack of active trading markets for the Shares may result in losses on investors’ investments at the time of disposition of Shares.”

The liquidity of the Shares may be affected if Authorized Participants cease to perform their obligations under the Participant Agreements or the Liquidity Engager is unable to engage Liquidity Providers.

In the event that one or more Authorized Participants having substantial interests in Shares or otherwise responsible for a significant portion of the Shares’ daily trading volume on NYSE Arca terminates its Participant Agreement, the liquidity of the Shares would likely decrease, which could adversely affect the value of the Shares. In addition, if the Liquidity Engager is unable to engage one or more Liquidity Providers to obtain or receive Bitcoin in connection with Cash Orders, the Trust may have difficulty maintaining the participation of certain Authorized Participants or engaging additional Authorized Participants. Under such circumstances, the liquidity of the Shares would likely decrease, which could adversely affect the value of the Shares.

The Shares may trade at a price that is at, above or below the Trust’s NAV per Share as a result of the non-current trading hours between NYSE Arca and the Digital Asset Trading Platform Market.

The Trust’s NAV per Share will fluctuate with changes in the market value of Bitcoin, and the Sponsor expects the trading price of the Shares to fluctuate in accordance with changes in the Trust’s NAV per Share, as well as market supply and demand. However, the Shares may trade on NYSE Arca at a price that is at, above or below the Trust’s NAV per Share for a variety of reasons. For example, NYSE Arca is open for trading in the Shares for a limited period each day, but the Digital Asset Trading Platform Market is a 24-hour marketplace. During periods when NYSE Arca is closed but Digital Asset Trading Platforms are open, significant changes in the price of Bitcoin on the Digital Asset Trading Platform Market could result in a difference in performance between the value of Bitcoin as measured by the Index and the most recent NAV per Share or closing trading price. For example, if the price of Bitcoin on the Digital Asset Trading Platform Market, and the value of Bitcoin as measured by the Index, move significantly in a negative direction after the close of NYSE Arca, the trading price of the Shares may “gap” down to the full extent of such negative price shift when NYSE Arca reopens. If the price of Bitcoin on the Digital Asset Trading Platform Market drops significantly during hours NYSE Arca is closed, shareholders may not be able to sell their Shares until after the “gap” down has been fully realized, resulting in an inability to rapidly mitigate losses in a negative market. Even during periods when NYSE Arca is open, large Digital Asset Trading Platforms (or a substantial number of smaller Digital Asset Trading Platforms) may be lightly traded or closed for any number of reasons, which could increase trading spreads and widen any premium or discount on the Shares.

Shareholders may suffer a loss on their investment if the Shares trade above or below the Trust’s NAV per Share.

If the Shares trade on NYSE Arca in the future at a premium, investors who purchase Shares on NYSE Arca will pay more for their Shares than investors who purchase Shares directly from Authorized Participants. In contrast, if the Shares trade on NYSE Arca in the future at a discount, investors who purchase Shares directly from Authorized Participants will pay more for their Shares than investors who purchase Shares on NYSE Arca. As a result, shareholders who purchase Shares on NYSE Arca at a premium may suffer a loss on their investment if they sell their Shares at a time when the premium has decreased from the premium at which they purchased the

Shares even if the NAV per Share remains the same. Likewise, shareholders that purchase Shares directly from the Trust may suffer a loss on their investment if they sell their Shares at a time when the Shares are trading at a discount on NYSE Arca. Furthermore, shareholders may suffer a loss on their investment even if the NAV per Share increases because the decrease in any premium or increase in any discount may offset any increase in the NAV per Share.

UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following unaudited pro forma financial statements consist of the Unaudited Pro Forma Statement of Assets and Liabilities as of March 31, 2024 and the Unaudited Pro Forma Statements of Operations for the three months ended March 31, 2024 and the year ended December 31, 2023. These unaudited pro forma financial statements were derived from available information and assumptions related to the contemplated Initial Distribution. The Trust had nominal assets and no liabilities, and conducted no operations prior to the date of this prospectus; a presentation of the Trust’s historical financial position and results of operations as of and for the periods presented is therefore not meaningful.

The Unaudited Pro Forma Statement of Assets and Liabilities as of March 31, 2024 has been prepared to give effect to the Initial Distribution as if it had occurred or become effective as of March 31, 2024. The Unaudited Pro Forma Statements of Operations for the three months ended March 31, 2024 and the year ended December 31, 2023 have been prepared to give effect to the Initial Distribution as if it had occurred or had become effective as of January 1, 2023

The unaudited pro forma financial statements have been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” The assumptions and estimates underlying the adjustments to the unaudited pro forma financial statements are described in the accompanying notes, which should be read together with the unaudited pro forma financial statements. These amounts are estimates, and the final amounts could differ materially from these estimates.

The unaudited pro forma financial statements have been adjusted to give effect to the Initial Distribution using the following assumptions, which are based on the actual amounts of Bitcoin held by GBTC and GBTC shares outstanding as of June 30, 2024, the end of GBTC’s most recently completed fiscal quarter, and other available information. The unaudited pro forma financial statements have been prepared to reflect transaction accounting and autonomous entity adjustments to present the financial condition and results of operations of the Trust as a stand-alone entity. The Sponsor notes that such assumptions regarding the quantity of Bitcoin that will be contributed by GBTC to the Trust, the number of Shares of the Trust to be delivered in the Initial Distribution and the Sponsor’s Fee that the Trust will charge are purely for illustrative purposes and not necessarily reflective of the ultimate quantity of Bitcoin to be contributed to the Trust in the Initial Distribution or the actual Sponsor’s Fee that will be payable on the Shares of the Trust:

•	27,573.49861680 Bitcoin will be contributed by GBTC to the Trust;

•	310,510,100 shares of the Trust will be issued and distributed to holders of GBTC Shares; and

•	the Sponsor’s Fee payable on the Shares of the Trust will be 0.15%.

The unaudited pro forma financial statements are for illustrative and informational purposes only, and are not intended to represent what the Trust’s financial position and results of operations would have been had the Trust been in operation during the periods presented or if the Initial Distribution had occurred as of the dates indicated. The unaudited pro forma financial statements also should not be considered indicative of the Trust’s future financial position or future results of operations.

The following unaudited pro forma financial information illustrates the effects of the following transactions and assumptions:

•

the transfer to the Trust of Bitcoin at the fair value on the date of receipt (assuming a date of receipt of January 1, 2023, and using the number of Bitcoin held by GBTC as of June 30, 2024, in each case, for illustrative purposes) from GBTC, reduced by the amount of tokens that would have been used to pay the Sponsor’s Fee during the three months ended March 31, 2024 and the year ended December 31, 2023 (this is reflected in the “Transaction Accounting Adjustments” column in the Unaudited Pro Forma Statement of Assets and Liabilities below);

•

the illustrative impact of the daily Sponsor’s Fee accrual applied to the Trust assets over the specified period (i.e., the period from January 1, 2023, to December 31, 2023 or the period from January 1, 2024 to March 31, 2024, as applicable) (this is reflected in the “Autonomous Entity Adjustments” columns in the Unaudited Pro Forma Statements of Operations below);

•

the assumption that Coinbase is the Digital Asset Trading Platform Market considered to be the Trust’s principal market and used to determine the fair value for the Bitcoin in the “Investments in Bitcoin” line on the Unaudited Pro Forma Statement of Assets and Liabilities as of March 31, 2024 and used to determine the daily value of the Sponsor’s Fee as described in Note 3 below; and

•	the assumption that there were no additional post Initial Distribution creation or redemption activities for the period.

The unaudited pro forma financial statements reported below should be read in conjunction with “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus.

The unaudited pro forma financial information is subject to change based on the finalization of the terms of the Initial Distribution, and utilizing actual amounts of Bitcoin held by GBTC and GBTC shares outstanding as of the Record Date. If the actual facts are different than these assumptions, then the unaudited pro forma financial information will be different, and those changes could be material.

GRAYSCALE BITCOIN MINI TRUST (BTC)

UNAUDITED PRO FORMA STATEMENT OF ASSETS AND LIABILITIES

AS OF MARCH 31, 2024

	Historical	Transaction Accounting Adjustments		Autonomous Entity Adjustments		Pro Forma
	(Amounts in thousands, except Share and per Share amounts)
Assets:
Investment in Bitcoin, at fair value (cost $456,843 as of March 31, 2024)	$—	$456,843	(a)	$1,497,936	(e)	$1,954,779
Total assets	$—	$456,843		1,497,936		$1,954,779
Liabilities:
Sponsor’s Fee payable, related party	$—	$—	(b)	$—		$—
Total liabilities	$—	$—		$—		$—
Net Assets	$—	$456,843		$1,497,936		$1,954,779

Shares issued and outstanding, no par value (unlimited)	—	310,510,100	(c)	310,510,100		310,510,100
Principal market net asset value per Share	$—	$1.47	(d)	$4.82		$6.30

GRAYSCALE BITCOIN MINI TRUST (BTC)

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2024

	Historical	Transaction Accounting Adjustments		Autonomous Entity Adjustments		Pro Forma
	(Amounts in thousands)
Investment income:
Investment income	$—	$—	(b)	$—		$—
Expenses:
Sponsor’s Fee, related party	—	—		550	(i)	550

Net investment loss	—	—		(550)		(550)

Net realized and unrealized gain (loss) from:
Net realized gain on investment in Bitcoin	—	—		379	(j)	379
Net change in unrealized appreciation (depreciation) on investment in Bitcoin	—	—		783,917	(k)	783,917

Net realized and unrealized gain (loss) on investment	—	—		784,296		784,296

Net increase (decrease) in net assets resulting from operations	$—	$—		$783,746		$783,746

GRAYSCALE BITCOIN MINI TRUST (BTC)

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Historical	Transaction Accounting Adjustments	Autonomous Entity Adjustments		Pro Forma
	(Amounts in thousands)
Investment income:
Investment income	$—	$—	$—		$—
Expenses:
Sponsor’s Fee, related party	—	—	1,192	(f)	1,192

Net investment loss	—	—	(1,192)		(1,192)

Net realized and unrealized gain (loss) from:
Net realized gain on investment in Bitcoin	—	—	506	(g)	506
Net change in unrealized appreciation (depreciation) on investment in Bitcoin	—	—	714,020	(h)	714,020

Net realized and unrealized gain (loss) on investment	—	—	714,526		714,526

Net increase (decrease) in net assets resulting from operations	$—	$—	$713,334		$713,334

GRAYSCALE BITCOIN MINI TRUST (BTC)

NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

Note 1. Basis of Presentation

The accompanying unaudited pro forma financial information was prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” Release No. 33-10786 replaces the existing pro forma adjustment criteria with simplified requirements to depict the accounting for the transaction (“Transaction Accounting Adjustments”), adjustments that depict the registrant as an autonomous entity (“Autonomous Entity Adjustments”) and present the reasonably estimable synergies and other transaction effects that have occurred or are reasonably expected to occur (“Management’s Adjustments”). The accompanying unaudited pro forma financial information presents the unaudited pro forma statements of operations and unaudited pro forma statement of assets and liabilities after giving effect to the Initial Distribution, with the audited historical financial statements of the Trust having been adjusted in the accompanying unaudited pro forma financial information to give pro forma effect to the Initial Distribution. The Transaction Accounting Adjustments depict the accounting for the Initial Distribution as required by GAAP, and the Autonomous Entity Adjustments depict the application of the Sponsor’s Fee that will apply to the Trust. The Sponsor has elected not to present Management’s Adjustments, and as such, the unaudited pro forma financial statements do not reflect any anticipated synergies or dis-synergies, operating efficiencies or cost savings that may result from the Initial Distribution or integration costs that may be incurred.

The accompanying unaudited pro forma financial information is presented for illustrative purposes only and does not purport to be indicative of what the Trust’s financial position and results of operations would have been had the Trust been in operation during the periods presented or if the Initial Distribution had occurred as of the dates indicated.

The unaudited pro forma financial statements consist of the Unaudited Pro Forma Statement of Assets and Liabilities as of March 31, 2024, and Unaudited Pro Forma Statements of Operations for the three months ended March 31, 2024 and the year ended December 31, 2023, which have been derived using the price provided at 4:00 p.m. New York time, by the Digital Asset Trading Platform Market considered to be the Trust’s principal market (Coinbase). The unaudited pro forma financial statements include certain pro forma adjustments, including the Transaction Accounting Adjustments and Autonomous Entity Adjustments, that reflect the accounting for transactions in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”), to present fairly the Unaudited Pro Forma Statement of Assets and Liabilities and Unaudited Pro Forma Statement of Operations for and as of the periods indicated as if the Trust was an operating entity.

The Unaudited Pro Forma Statement of Assets and Liabilities as of March 31, 2024 gives effect to the Transaction Accounting Adjustments and the Autonomous Entity Adjustments as if they had occurred on March 31, 2024. The Unaudited Pro Forma Statements of Operations give effect to the Autonomous Entity Adjustments for the three months ended March 31, 2024 and the year ended December 31, 2023, in each case as if they had occurred on January 1, 2023.

Note 2. Description of the Initial Distribution

GBTC will effectuate the Initial Distribution by contributing a certain amount of Bitcoin to the Trust as consideration and in exchange for newly created Shares of the Trust. The newly created Shares of the Trust will then be distributed to shareholders of GBTC as of the Record Date, pro rata based on a 1:1 ratio, such that for each one (1) share of GBTC held by each GBTC Shareholder on the Record Date, such GBTC Shareholder will be entitled to receive one (1) Share of the Trust on the Distribution Date. See the section titled “Summary of the Initial Distribution” in the Information Statement for more information. This is reflected in the “Transaction Accounting Adjustments” column in the Unaudited Pro Forma Statement of Assets and Liabilities above.

Note 3. Transaction Accounting Adjustments and Autonomous Entity Adjustments

The unaudited pro forma financial statements are subject to assumptions and adjustments described below. The Transaction Accounting Adjustments and Autonomous Entity Adjustments are based on available information and reasonable assumptions; however, such adjustments are subject to change. For the purposes of all adjustments, the Trust assumes that Coinbase is the Digital Asset Trading Platform Market considered to be the Trust’s principal market, and that there were no additional creation or redemption activities as of the dates indicated in the pro forma financial statements. All amounts below are in thousands other than Bitcoin token amounts and the price of Bitcoin.

Transaction Accounting Adjustments:

(a)	Investment in Bitcoin, at fair value:

•

Represents the cost basis value of the remaining 27,521.90272800 Bitcoin in the Trust as of March 31, 2024. The Trust received 27,573.49861680 Bitcoin transferred from Grayscale Bitcoin Trust (BTC), in connection with the Initial Distribution which presumes an effective transfer date as of January 1, 2023. The fair value on the date of receipt of the respective Bitcoin amounted to $457,699 and was calculated using a price of $16,599.24 per Bitcoin. There were 51.59588880 Bitcoin used to pay the Sponsor’s Fee during the period ended March 31, 2024 resulting in a remaining cost basis of $456,843. Bitcoin prices used for these calculations was the price provided at 4:00 p.m. New York time, by the Digital Asset Trading Platform Market considered to be the Trust’s principal market (Coinbase) and the remaining value is reflected in the “Transaction Accounting Adjustments” column of the Unaudited Pro Forma Statements of Assets and Liabilities.

(b)	Sponsor’s Fee payable, related party:

•

Represents any accrued but not paid Sponsor’s Fee and it is assumed that there would be fifteen monthly payments to the Sponsor during the period beginning on January 1, 2023 and ended on March 31, 2024, and therefore there was no unpaid portion of the Sponsor’s Fee as of March 31, 2024.

(c)	Shares issued and outstanding, no par value (unlimited Shares authorized):

•

Represents the Shares issued and outstanding, no par value (unlimited Shares authorized) for the issuance of 310,510,100 no par value Trust shares in connection with the Initial Distribution. The number of shares outstanding for the Trust is assumed based on 310,510,100 shares outstanding of GBTC for the same date and a distribution ratio of one share of the Trust for every one share of GBTC; a 1:1 ratio. The actual number of shares issued will not be known until the record date for the Initial Distribution.

(d)	Principal market net asset value per Share:

•

Represents the fair value of the underlying Bitcoin held in the Trust as a proportion of the total shares outstanding in the Trust in connection with the Initial Distribution. The fair value of the underlying Bitcoin held in the Trust used to compute the principal market net asset value per Share as of January 1, 2023 and March 31, 2024, was determined using the price provided at 4:00 p.m. New York time, by the Digital Asset Trading Platform Market considered to be the Trust’s principal market (Coinbase). The Shares outstanding used to compute the principal market net asset value per Share as of March 31, 2024, assumes a distribution ratio of 1:1; one share of the Trust for every one share of GBTC.

Autonomous Entity Adjustments:

(e)	Investment in Bitcoin, at fair value:

•	The Initial Distribution amount of 27,573.49861680 Bitcoin was reduced by an aggregate amount of 51.59588880 Bitcoin via fifteen monthly withdrawals during the period January 1, 2023 through March 31, 2024 and represents the total amount of Bitcoin utilized to satisfy the Sponsor’s Fee Payable, as calculated in the Sponsor’s Fee, related party note below. The remaining Bitcoin totaling 27,521.90272800 was then valued at $71,026.32 per Bitcoin which was the price provided at 4:00 p.m. New York time, by the Digital Asset Trading Platform Market considered to be the Trust’s principal market (Coinbase) on March 31, 2024. The difference between the original value of the tokens initially received by the Trust, reduced by the value of the aggregate amount of tokens used to pay the Sponsor’s Fee, compared to the value of the remaining tokens, which was reduced by the aggregate amount of tokens used to pay the Sponsor’s Fee, was $1,497,936.

(f)	Sponsor’s Fee, related party:

•

Represents the Sponsor’s Fee, which is the Trust’s only ordinary recurring expense, for the year ended December 31, 2023. The Sponsor’s Fee is the daily accrual, in U.S. dollars, at the illustrative annual rate of 0.15% of the NAV Fee Basis Amount of the Trust as of 4:00 p.m., New York time, on each day during the period beginning January 1, 2023 and ended December 31, 2023; provided that for a day that is not a business day, the calculation was based on the NAV Fee Basis Amount from the most recent business day, reduced by the accrued and unpaid Sponsor’s Fee for such most recent business day and for each day after such most recent business day and prior to the relevant calculation date. It is assumed that the fee was paid in twelve monthly payments during the period beginning January 1, 2023 and ended December 31, 2023.

•

This dollar amount for each daily accrual was then converted into Bitcoin by reference to the same Index Price used to determine such accrual. The Sponsor’s fee resulted in an aggregate amount of 41.32932815 Bitcoin being paid to the Sponsor for the period ending December 31, 2023 in the Pro Forma financial statements for an aggregate dollar amount of $1,192. The average Bitcoin price used for this calculation was $28,834.13. This calculation is performed and presented in the exact same manner as it was calculated for GBTC and using the exact same daily price of Bitcoin with the only assumption being the application annual rate of 0.15% for the Sponsor’s Fee for the period beginning January 1, 2023 and ended December 31, 2023.

(g)	Net realized gain on investment in Bitcoin:

•

The adjustment to the net realized gain on investment in Bitcoin represents the impact of the change in the fair value of the Bitcoin when recognized in the Trust compared to the fair value of the Bitcoin when withdrawn from the Trust. It is assumed that the withdrawals took place at the end of each calendar month during 2023. These calculations assumed Bitcoin was withdrawn to satisfy the Sponsor’s Fee due from the Trust. The adjustment represents the change in the fair value of the Bitcoin accrued to satisfy the Sponsor’s Fee compared to the fair value of the Bitcoin when withdrawn to pay the Sponsor’s Fee. The 41.32932815 Bitcoin utilized to pay the Sponsor’s Fee had a cost basis of $16,599.24 per Bitcoin resulting in the gain of $506 when such Bitcoin, which had an average fair value of $28,834.13 at the time of payment, was utilized to satisfy the Sponsor’s Fee. Redemptions were not considered for these assumptions. This calculation is performed in the same manner and used the same prices of Bitcoin as it was calculated for GBTC for the period beginning January 1, 2023 and ended December 31, 2023.

(h)	Net change in unrealized appreciation (depreciation) on investment in Bitcoin:

•

The adjustment to the net change in unrealized appreciation (depreciation) on investment in Bitcoin represents the impact of the price appreciation/depreciation on the underlying Bitcoin held in the Trust for the year ended December 31, 2023. For these calculations the Trust assumes Coinbase is the Digital Asset Trading Platform Market considered to be the principal market. Therefore, the Trust uses the price provided at 4:00 p.m. New York time, by Coinbase to determine the unrealized appreciation (depreciation) of the underlying Bitcoin held. This calculation is performed in the exact same manner as it was calculated for GBTC for the period beginning January 1, 2023 and ended December 31, 2023. The difference between the value of the Bitcoin initially received compared to the value of the remaining Bitcoin was $714,020 and is also recognized in the “Autonomous Entity Adjustments” column of the Unaudited Pro Forma Statement of Assets and Liabilities.

(i)	Sponsor’s Fee, related party:

•

Represents the Sponsor’s Fee, which is the Trust’s only ordinary recurring expense, for the three months ended March 31, 2024. The Sponsor’s Fee is the daily accrual, in U.S. dollars, at an annual rate of 0.15% of the NAV Fee Basis Amount of the Trust as of 4:00 p.m., New York time, on each day during the period beginning January 1, 2024 and ended March 31, 2024; provided that for a day that is not a business day, the calculation was based on the NAV Fee Basis Amount from the most recent business day, reduced by the accrued and unpaid Sponsor’s Fee for such most recent business day and for each day after such most recent business day and prior to the relevant calculation date. It is assumed that the fee was paid in three monthly payments during the period beginning January 1, 2024 and ended March 31, 2024.

•

This dollar amount for each daily accrual was then converted into Bitcoin by reference to the same Index Price used to determine such accrual. The Sponsor’s fee resulted in an aggregate amount of 10.26656065 Bitcoin being paid to the Sponsor for the period ending March 31, 2024 in the Pro Forma financial statements for an aggregate dollar amount of $550. The average Bitcoin price used for this calculation was $53,533.04. This calculation is performed and presented in the exact same manner as it was calculated for GBTC and using the exact same daily price of Bitcoin with the only assumption being the application annual rate of 0.15% for the Sponsor’s Fee for the period beginning January 1, 2024 and ended March 31, 2024.

(j)	Net realized gain on investment in Bitcoin:

•

The adjustment to the net realized gain on investment in Bitcoin represents the impact of the change in the fair value of the Bitcoin when recognized in the Trust compared to the fair value of the Bitcoin when withdrawn from the Trust. It is assumed that the withdrawals took place at the end of each calendar month during the three months ended March 31, 2024. These calculations assumed Bitcoin was withdrawn to satisfy the Sponsor’s Fee due from the Trust. The adjustment represents the change in the fair value of the Bitcoin accrued to satisfy the Sponsor’s Fee compared to the fair value of the Bitcoin when withdrawn to pay the Sponsor’s Fee. The 10.26656065 Bitcoin utilized to pay the Sponsor’s Fee had a cost basis of $16,599.24 per Bitcoin resulting in the gain of $379 when such Bitcoin, which had an average fair value of $53,533.04 at the time of payment, was utilized to satisfy the Sponsor’s Fee. Redemptions were not considered for these assumptions. This calculation is performed in the same manner and used the same prices of Bitcoin as it was calculated for GBTC for the period beginning January 1, 2024 and ended March 31, 2024.

(k)	Net change in unrealized appreciation (depreciation) on investment in Bitcoin:

•

The adjustment to the net change in unrealized appreciation (depreciation) on investment in Bitcoin represents the impact of the price appreciation/depreciation on the underlying Bitcoin held in the Trust for the three months ended March 31, 2024. For these calculations the Trust assumes Coinbase is the Digital Asset Trading Platform Market considered to be the principal market. Therefore, the Trust uses the price provided at 4:00 p.m. New York time, by Coinbase to determine the unrealized appreciation (depreciation) of the underlying Bitcoin held. This calculation is performed in the exact same manner as it was calculated for GBTC for the period beginning January 1, 2024 and ended March 31, 2024. The difference between the fair value of Bitcoin as of December 31, 2023 reduced by the cost of the Bitcoin used to pay the sponsor fee compared to the value of the remaining Bitcoin was $783,917 for the three months ended March 31, 2024.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis of our financial condition and results of operations should be read together with, and is qualified in its entirety by reference to, our audited financial statements and related notes included elsewhere in this prospectus, which have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). The following discussion may contain forward-looking statements based on assumptions we believe to be reasonable. Our actual results could differ materially from those discussed in these forward-looking statements. Factors that could cause or contribute to these differences include, but are not limited to, those discussed below and elsewhere in this prospectus, particularly in “Risk Factors” and “Forward-Looking Statements.”

Trust Overview

The Trust is a passive entity that is managed and administered by the Sponsor and does not have any officers, directors or employees. The Trust holds Bitcoins and, from time to time on a periodic basis, will issue Creation Baskets in exchange for deposits of Bitcoins (or cash to acquire Bitcoins) and redeem Baskets in exchange for Bitcoins (or proceeds from the disposition of Bitcoins) from the Trust. As a passive investment vehicle, the Trust’s investment objective is for the value of the Shares (based on Bitcoin per Share) to reflect the value of Bitcoins held by the Trust, determined by reference to the Index Price, less the Trust’s expenses and other liabilities. While an investment in the Shares is not a direct investment in Bitcoin, the Shares are designed to provide investors with a cost-effective and convenient way to gain investment exposure to Bitcoin. The Trust will not utilize leverage, derivatives or any similar arrangements in seeking to meet its investment objective. The Trust is not managed like a business corporation or an active investment vehicle.

Critical Accounting Policies and Estimates

Investment Transactions and Revenue Recognition

The Trust considers investment transactions to be the receipt of Bitcoin by the Trust in connection with Share creations and the delivery of Bitcoin by the Trust in connection with Share redemptions or for payment of expenses in Bitcoin. The Trust records its investment transactions on a trade date basis and changes in fair value are reflected as net change in unrealized appreciation or depreciation on investments. Realized gains and losses are calculated using the specific identification method. Realized gains and losses are recognized in connection with transactions including settling obligations for the Sponsor’s Fee in Bitcoin.

Principal Market and Fair Value Determination

To determine which market is the Trust’s principal market (or in the absence of a principal market, the most advantageous market) for purposes of calculating the Trust’s net asset value in accordance with U.S. GAAP (“Principal Market NAV”), the Trust follows Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820-10, which outlines the application of fair value accounting. ASC 820-10 determines fair value to be the price that would be received for Bitcoin in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Trust to assume that Bitcoin is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact.

The Trust only receives Bitcoin, via a Liquidity Provider, in connection with a creation order from the Authorized Participant and does not itself transact on any Digital Asset Markets. Therefore, the Trust looks to market-based volume and level of activity for Digital Asset Markets. The Authorized Participant(s) (subject to In-Kind Regulatory Approval), or a Liquidity Provider, may transact in a Brokered Market, a Dealer Market,

Principal-to-Principal Markets and Exchange Markets (referred to as “Trading Platform Markets”), each as defined in the FASB ASC Master Glossary (collectively, “Digital Asset Markets”). In determining which of the eligible Digital Asset Markets is the Trust’s principal market, the Trust reviews these criteria in the following order:

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First, the Trust reviews a list of Digital Asset Markets that maintain practices and policies designed to comply with AML and KYC regulations, and non-Digital Asset Trading Platform Markets that the Trust reasonably believes are operating in compliance with applicable law, including federal and state licensing requirements, based upon information and assurances provided to it by each market.

•	Second, the Trust sorts these Digital Asset Markets from high to low by market-based volume and level of activity of Bitcoin traded on each Digital Asset Market in the trailing twelve months.

•

Third, the Trust then reviews pricing fluctuations and the degree of variances in price on Digital Asset Markets to identify any material notable variances that may impact the volume or price information of a particular Digital Asset Market.

•

Fourth, the Trust then selects a Digital Asset Market as its principal market based on the highest market-based volume, level of activity and price stability in comparison to the other Digital Asset Markets on the list. Based on information reasonably available to the Trust, Trading Platform Markets have the greatest volume and level of activity for the asset. The Trust therefore looks to accessible Trading Platform Markets as opposed to the Brokered Market, Dealer Market and Principal-to-Principal Markets to determine its principal market. As a result of the aforementioned analysis, a Trading Platform Market has been selected as the Trust’s principal market.

The Trust determines its principal market (or in the absence of a principal market the most advantageous market) annually and conducts a quarterly analysis to determine (i) if there have been recent changes to each Digital Asset Market’s trading volume and level of activity in the trailing twelve months, (ii) if any Digital Asset Markets have developed that the Trust has access to, or (iii) if recent changes to each Digital Asset Market’s price stability have occurred that would materially impact the selection of the principal market and necessitate a change in the Trust’s determination of its principal market.

The cost basis of Bitcoin received by the Trust in connection with a creation order is recorded by the Trust at the fair value of Bitcoin at 4:00 p.m., New York time, on the creation date for financial reporting purposes. The cost basis recorded by the Trust may differ from proceeds collected by the Authorized Participant from the sale of the corresponding Shares to investors.

Investment Company Considerations

The Trust is an investment company for GAAP purposes and follows accounting and reporting guidance in accordance with the FASB ASC Topic 946, Financial Services – Investment Companies. The Trust uses fair value as its method of accounting for Bitcoin in accordance with its classification as an investment company for accounting purposes. The Trust is not a registered investment company under the Investment Company Act of 1940. GAAP requires management to make estimates and assumptions that affect the reported amounts in the financial statements and accompanying notes. Actual results could differ from those estimates and these differences could be material.

Review of Financial Results

Cash Resources and Liquidity

The Trust only receives and holds cash in order to facilitate creations and redemptions pursuant to Cash Orders, and does not otherwise have or maintain a cash balance at any time. When selling Bitcoins and, subject to NYSE Arca obtaining regulatory approval from the SEC, Incidental Rights and/or IR Virtual Currency in the

Digital Asset Market to pay Additional Trust Expenses on behalf of the Trust, the Sponsor endeavors to sell the exact number of Bitcoins, Incidental Rights and/or IR Virtual Currency needed to pay expenses in order to minimize the Trust’s holdings of assets other than Bitcoin. In addition, upon the consummation or deemed failure of a Cash Order to create or redeem Baskets, the Trust will promptly return any excess cash it continues to hold with respect to such Cash Order to the applicable counterparty. As a consequence, the Sponsor expects that the Trust will not record any cash flow from its operations and that its cash balance will be zero at the end of each reporting period. Furthermore, the Trust is not a party to any off-balance sheet arrangements.

In exchange for the Sponsor’s Fee, the Sponsor has agreed to assume most of the expenses incurred by the Trust. As a result, the only ordinary expense of the Trust expected to be incurred is the Sponsor’s Fee and, if applicable, any Additional Trust Expenses. The Trust is not aware of any trends, demands, conditions or events that are reasonably likely to result in material changes to its liquidity needs.

Quantitative and Qualitative Disclosures about Market Risk

The Trust Agreement does not authorize the Trust to borrow for payment of the Trust’s ordinary expenses. The Trust does not engage in transactions in foreign currencies which could expose the Trust or holders of Shares to any foreign currency related market risk. The Trust does not invest in derivative financial instruments and has no foreign operations or long-term debt instruments.

BUSINESS

Overview of the Trust and the Shares

Grayscale Bitcoin Mini Trust (BTC) (the “Trust”) is a Delaware Statutory Trust that was formed on March 12, 2024 by the filing of the Certificate of Trust with the Delaware Secretary of State in accordance with the provisions of the Delaware Statutory Trust Act. The Trust’s purpose is to hold Bitcoins, which are digital assets that are created and transmitted through the operations of the peer-to-peer Bitcoin Network, a decentralized network of computers that operates on cryptographic protocols. There are several key features of the Bitcoin Network, including the maximum block size used by the network. Bitcoin uses the SHA-256 algorithm, which is preferred for parallel processing, but is also easily used to build application-specific integrated circuits (ASICs) to mine the network more efficiently. Bitcoin has a current maximum block size of approximately 4MB and, on average blocks are generated every ten minutes. Bitcoin’s halvings take place approximately every four years, occurring every 210,000 blocks. The most recent halving occurred on April 19, 2024. Additionally, Bitcoin has a maximum supply of 21 million. As of June 30, 2024, Bitcoin’s circulating supply was 19.7 million coins. As of June 30, 2024, the 24-hour trading volume of Bitcoin was approximately $6.3 billion. As of June 30, 2024, the aggregate market value of Bitcoin was $1,235.9 billion.

As a passive investment vehicle, the Trust’s investment objective is for the value of the Shares (based on Bitcoin per Share) to reflect the value of the Bitcoin held by the Trust, determined by reference to the Index Price, less the Trust’s expenses and other liabilities. The Trust does not seek to generate returns beyond tracking the price of Bitcoin. There can be no assurance that the Trust will be able to achieve its investment objective. The Trust will not utilize leverage, derivatives or any similar arrangements in seeking to meet its investment objective.

From and after the date of this prospectus, the Trust intends to issue Shares on an ongoing basis pursuant to this registration statement, intends to rely on an exemption or other relief from the SEC under Regulation M to operate a redemption program, and the Shares have been approved for listing on NYSE Arca under the symbol “BTC.” The Shares will be distributed by Authorized Participants who will be able to take advantage of arbitrage opportunities to keep the value of the Shares closely linked to the Index Price (referred to as the “arbitrage mechanism”). In particular, upon listing on NYSE Arca, the Sponsor expects there to be a net creation of Shares if the Shares trade at a premium to NAV per Share and a net redemption of Shares if the Shares trade at a discount to NAV per Share, representing the effective functioning of the arbitrage mechanism.

Thereafter, it is expected that the Shares will be sold by the Authorized Participants to the public at varying prices to be determined by reference to, among other considerations, the price of the Bitcoins represented by each Share and the trading price of the Shares on NYSE Arca at the time of each sale.

Grayscale Investments, LLC is the sponsor (the “Sponsor”) of the Trust, CSC Delaware Trust Company is the trustee (the “Trustee”) of the Trust, The Bank of New York Mellon is the transfer agent (in such capacity, the “Transfer Agent”) and the administrator (in such capacity, the “Administrator”) of the Trust, Coinbase, Inc. is the prime broker (the “Prime Broker”) of the Trust and Coinbase Custody Trust Company, LLC is the custodian (the “Custodian”) of the Trust.

The Trust issues Shares only in one or more blocks of 10,000 Shares (a block of 10,000 Shares is called a “Basket”) to certain authorized participants (“Authorized Participants”) from time to time. Baskets are offered in exchange for Bitcoins (or cash to acquire Bitcoins). Through its redemption program, the Trust will redeem Shares from Authorized Participants on an ongoing basis. The U.S. dollar value of a Basket of Shares at 4:00 p.m., New York time, on the trade date of a creation or redemption order is equal to the Basket Amount, which is the number of Bitcoins required to create or redeem a Basket of Shares, multiplied by the “Index Price,” which is the U.S. dollar value of a Bitcoin derived from the Digital Asset Trading Platforms that are reflected in the CoinDesk Bitcoin Price Index (XBX) (the “Index”) at 4:00 p.m., New York time, on each business day. The Index Price is calculated using non-GAAP methodology and is not used in the Trust’s financial statements. See “—Overview of the Bitcoin Industry and Market—The Index and the Index Price.”

The Basket Amount on any trade date is determined by dividing (x) the number of Bitcoins owned by the Trust at 4:00 p.m., New York time, on such trade date, after deducting the number of Bitcoins representing the U.S. dollar value of accrued but unpaid fees and expenses of the Trust (converted using the Index Price at such time, and carried to the eighth decimal place), by (y) the number of Shares outstanding at such time (with the quotient so obtained calculated to one one-hundred-millionth of one Bitcoin (i.e., carried to the eighth decimal place)), and multiplying such quotient by 10,000.

The Trust will create Baskets of Shares only upon receipt of Bitcoins and will redeem Shares only by distributing Bitcoins or proceeds from the disposition of Bitcoins. At this time, Authorized Participants may only submit orders to create or redeem Shares through transactions that are referred to as “Cash Orders” in this prospectus. Cash Orders are made through the participation of a Liquidity Provider (as defined herein) and facilitated by the Transfer Agent, as described in “Description of Creation and Redemption of Shares.” Authorized Participants must pay a Variable Fee (as defined herein) in connection with certain Cash Orders.

The Shares are neither interests in nor obligations of the Sponsor or the Trustee. As provided under the Trust Agreement, the Trust’s assets will not be loaned or pledged, or serve as collateral for any loan, margin, rehypothecation, or other similar activity to which the Sponsor, the Trust or any of their respective affiliates are a party.

The Sponsor maintains an Internet website at www.etfs.grayscale.com/btc. Additional information regarding the Trust may also be found on the SEC’s EDGAR database at www.sec.gov.

The contents of the websites referred to above and any websites referred to herein are not incorporated into this filing or any other report or documents we file with or furnish to the SEC. Further, our references to the URLs for these websites are intended to be inactive textual references only.

Investment Objective

The Trust’s investment objective is for the value of the Shares (based on Bitcoin per Share) to reflect the value of the Bitcoin held by the Trust, determined by reference to the Index Price, less the Trust’s expenses and other liabilities. There can be no assurance that the Trust will be able to achieve its investment objective. Although we expect the arbitrage mechanism to keep the value of the Shares closely linked to the Index Price, the Shares may trade at a premium or discount to the value of the Bitcoin held by the Trust, determined by reference to the Index Price, less the Trust’s expenses and other liabilities, and any such premium or discount may be significant.

While an investment in the Shares is not a direct investment in Bitcoin, the Shares are designed to provide investors with a cost-effective and convenient way to gain investment exposure to Bitcoin. A substantial direct investment in Bitcoin may require expensive and sometimes complicated arrangements in connection with the acquisition, security and safekeeping of the Bitcoin and may involve the payment of substantial fees to acquire such Bitcoin from third-party facilitators through cash payments of U.S. dollars. Because the value of the Shares is designed to be correlated with the value of the Bitcoin held by the Trust, it is important to understand the investment attributes of, and the market for, Bitcoin.

The Trust’s Bitcoins are carried, for financial statement purposes, at fair value as required by U.S. generally accepted accounting principles (“GAAP”). The Trust determines the fair value of Bitcoins based on the price provided by the Digital Asset Market (defined below) that the Trust considers its principal market as of 4:00 p.m., New York time, on the valuation date. The net asset value of the Trust determined on a GAAP basis is referred to in this prospectus as “NAV.” “Digital Asset Market” means a “Brokered Market,” “Dealer Market,” “Principal-to-Principal Market” or “Exchange Market,” as each such term is defined in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Master Glossary. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and

Estimates—Principal Market and Fair Value Determination” in this prospectus for more information on the Trust’s principal market selection.

The Trust uses the Index Price to calculate its “NAV,” which is the aggregate value, expressed in U.S. dollars, of the Trust’s assets (other than U.S. dollars or other fiat currency), less the U.S. dollar value of the Trust’s expenses and other liabilities calculated in the manner set forth under “—Valuation of Bitcoin and Determination of NAV.” “NAV per Share” is calculated by dividing NAV by the number of Shares then outstanding.

NAV and NAV per Share are not measures calculated in accordance with GAAP. NAV is not intended to be a substitute for the Trust’s Principal Market NAV calculated in accordance with GAAP, and NAV per Share is not intended to be a substitute for the Trust’s Principal Market NAV per Share calculated in accordance with GAAP. Pursuant to the terms of the Trust Agreement, the Trust is required to dissolve under certain circumstances. In addition, the Sponsor may, in its sole discretion, dissolve the Trust for a number of reasons, including if the Sponsor determines, in its sole discretion, that it is desirable or advisable for any reason to discontinue the affairs of the Trust. For example, if the Sponsor determines that Bitcoin is a security under the federal securities laws, whether that determination is initially made by the Sponsor itself, or because a federal court upholds an allegation that Bitcoin is a security, the Sponsor does not intend to permit the Trust to continue holding Bitcoin in a way that would violate the federal securities laws (and therefore would either dissolve the Trust or potentially seek to operate the Trust in a manner that complies with the federal securities laws, including the Investment Company Act of 1940 (the “Investment Company Act”)). See “—Description of the Trust Agreement—Termination of the Trust” for additional discussion of the circumstances under which the Trust could be dissolved. See “Risk Factors—Risk Factors Related to the Trust and the Shares—A determination that Bitcoin or any other digital asset is a “security” may adversely affect the value of Bitcoin and the value of the Shares, and result in potentially extraordinary, nonrecurring expenses to, or termination of, the Trust.”

Characteristics of the Shares

The Shares are intended to offer investors an opportunity to gain exposure to digital assets through an investment in securities. The logistics of accepting, transferring and safekeeping of Bitcoins are dealt with by the Sponsor and Custodian, and the related expenses are built into the value of the Shares. Therefore, shareholders do not have additional tasks or costs over and above those generally associated with investing in any other security.

The Shares have certain other key characteristics, including the following:

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Easily Accessible and Relatively Cost Efficient. Investors in the Shares can also directly access the Digital Asset Markets. The Sponsor believes that investors will be able to more effectively implement strategic and tactical asset allocation strategies that use Bitcoins by using the Shares instead of directly purchasing and holding Bitcoins, and for many investors, transaction costs related to the Shares will be lower than those associated with the direct purchase, storage and safekeeping of Bitcoins.

•

Market-Traded and Transparent. The Shares have been approved for listing on NYSE Arca. The Sponsor believes the listing of the Shares on NYSE Arca will provide investors with an efficient means to implement various investment strategies. The Trust will not hold or employ any derivative securities. Furthermore, the value of the Trust’s assets will be reported each day on www.etfs.grayscale.com/btc.

•

Minimal Credit Risk. The Shares represent an interest in actual Bitcoins owned by the Trust. The Trust’s Bitcoins are not subject to borrowing arrangements with third parties and are subject to counterparty and minimal credit risk with respect to the Custodian. This contrasts with the other financial products such as CoinShares exchange-traded notes, TeraExchange swaps and Bitcoin futures and options traded on the Chicago Mercantile Exchange and the Intercontinental Exchange through which investors gain exposure to digital assets through the use of derivatives that are subject to counterparty and credit risks.

•

Safekeeping System. The Custodian has been appointed to control and secure the Bitcoins for the Trust using offline storage, or cold storage, mechanisms to secure the Trust’s private key “shards”. The hardware, software, administration and continued technological development that are used by the Custodian may not be available or cost-effective for many investors.

The Trust differentiates itself from many competing digital asset financial vehicles in the following ways:

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Custodian. The Custodian that holds the private key shards associated with the Trust’s Bitcoins is Coinbase Custody Trust Company, LLC. Other digital asset financial vehicles that use cold storage may not use a custodian to hold their private keys.

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Cold Storage of Private Keys. The private key shards associated with the Trust’s Bitcoins are kept in cold storage, which means that the Trust’s Bitcoins are disconnected and/or deleted entirely from the internet. See “—Custody of the Trust’s Bitcoins” for more information relating to the storage and retrieval of the Trust’s private keys to and from cold storage. Other digital asset financial vehicles may not utilize cold storage or may utilize less effective cold storage-related hardware and security protocols.

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Location of Private Vaults. Private key shards associated with the Trust’s Bitcoins are distributed geographically by the Custodian in secure vaults around the world, including in the United States. The locations of the secure vaults may change regularly and are kept confidential by the Custodian for security purposes.

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Enhanced Security. Transfers from the Trust’s Vault Balance require certain security procedures, including but not limited to, multiple encrypted private key shards, usernames, passwords and 2-step verification. Multiple private key shards held by the Custodian must be combined to reconstitute the private key to sign any transaction in order to transfer the Trust’s Bitcoins. Private key shards are distributed geographically in secure vaults around the world, including in the United States. As a result, if any one secure vault is ever compromised, this event will have no impact on the ability of the Trust to access its assets, other than a possible delay in operations, while one or more of the other secure vaults is used instead. These security procedures are intended to remove single points of failure in the protection of the Trust’s Bitcoins.

•	Custodian Audits. The Custodian has agreed to allow the Trust and the Sponsor to take such steps as necessary to verify that satisfactory internal control systems and procedures are in place.

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Directly Held Bitcoins. The Trust directly owns actual Bitcoins held through the Custodian. This may differ from other digital asset financial vehicles that provide Bitcoin exposure through other means, such as the use of financial or derivative instruments.

•	Sponsor’s Fee. The Sponsor’s Fee is a competitive factor that may influence the value of the Shares.

Activities of the Trust

The activities of the Trust are limited to (i) issuing Baskets in exchange for Bitcoins (or cash to acquire Bitcoins) transferred to the Trust as consideration in connection with the creations, (ii) transferring or selling Bitcoins as necessary to cover the Sponsor’s Fee and/or any Additional Trust Expenses, (iii) transferring or disposing of Bitcoins to retire Baskets surrendered for redemption, (iv) causing the Sponsor to sell Bitcoins on the termination of the Trust, (v) making distributions of Incidental Rights and/or IR Virtual Currency or cash from the sale thereof (subject to NYSE Arca obtaining regulatory approval from the SEC), as described in “—Incidental Rights and IR Virtual Currency” below, and (vi) engaging in all administrative and security procedures necessary to accomplish such activities in accordance with the provisions of the Trust Agreement, the Prime Broker Agreement, the Index License Agreement, the Participant Agreements and the Liquidity Provider Agreements.

The Trust may engage in any lawful activity necessary or desirable in order to facilitate shareholders’ access to Incidental Rights or IR Virtual Currency (subject to NYSE Arca obtaining regulatory approval from the SEC), provided that such activities do not conflict with the terms of the Trust Agreement. The Trust will not be actively managed. It will not engage in any activities designed to obtain a profit from, or to ameliorate losses caused by changes in the market prices of Bitcoins.

Incidental Rights and IR Virtual Currency

The Sponsor has committed to cause the Trust to abandon irrevocably for no direct or indirect consideration, effective immediately prior to each time at which the Trust creates or redeems Shares (each, a “Creation Time” or “Redemption Time”, respectively), all Incidental Rights and IR Virtual Currency to which it would otherwise be entitled as of such time. In furtherance of that commitment, the Sponsor has delivered to each of the Prime Broker, the Custodian and Coinbase Credit a notice (the “Pre-Creation/Redemption Abandonment Notice”) stating that the Trust is abandoning irrevocably, for no direct or indirect consideration, effective immediately prior to each Creation Time and each Redemption Time, all Incidental Rights or IR Virtual Currency to which it would otherwise be entitled as of such time. An abandonment made pursuant to a Pre-Creation/Redemption Abandonment Notice is referred to herein as a “Pre-Creation/Redemption Abandonment.” Pursuant to the Pre-Creation/Redemption Abandonment Notices, a Pre-Creation/Redemption Abandonment would not apply to any Incidental Rights or IR Virtual Currency if (i) the Trust has taken, or is taking at such time, an “Affirmative Action” to acquire or abandon such Incidental Rights or IR Virtual Currency at any time prior to the relevant Creation Time or Redemption Time or (ii) such Incidental Rights or IR Virtual Currency has been subject to a previous Pre-Creation/Redemption Abandonment. An “Affirmative Action” refers to a written notification from the Sponsor to the Prime Broker, the Custodian or Coinbase Credit of the Trust’s intention (i) to acquire and/or retain an Incidental Right and/or IR Virtual Currency or (ii) to abandon, with effect prior to the relevant Creation Time or Redemption Time, an Incidental Right and/or IR Virtual Currency.

The Trust has no right to receive any Incidental Right or IR Virtual Currency that it has abandoned. Furthermore, the Prime Broker, the Custodian and Coinbase Credit have no authority, pursuant to the Prime Broker Agreement or otherwise, to exercise, obtain or hold, as the case may be, any such abandoned Incidental Right or IR Virtual Currency on behalf of the Trust or to transfer any such abandoned Incidental Right or IR Virtual Currency to the Trust if the Trust terminates its custodial arrangement with the Prime Broker, the Custodian and Coinbase Credit. In addition, the Sponsor has committed to cause the Trust not to take any Affirmative Action to acquire any Incidental Rights or IR Virtual Currency, thereby irrevocably abandoning any Incidental Rights and IR Virtual Currency to which the Trust may become entitled in the future.

Because the Sponsor has committed to causing the Trust to irrevocably abandon all Incidental Rights and IR Virtual Currency to which the Trust otherwise would become entitled in the future, the Trust will not receive any direct or indirect consideration for the Incidental Rights or IR Virtual Currency and thus the value of the Shares will not reflect the value of the Incidental Rights or IR Virtual Currency. In addition, in the event the Sponsor seeks to change the Trust’s policy with respect to Incidental Rights or IR Virtual Currency, an application would need to be filed with the SEC by NYSE Arca seeking approval to amend its listing rules to permit the Trust to distribute the Incidental Rights or IR Virtual Currency in-kind to an agent of the shareholders for resale by such agent. However, there can be no assurance as to whether or when the Sponsor would make such a decision, or when NYSE Arca will seek or obtain this approval, if at all. See “Risk Factors—Risks Related to the Trust and the Shares—Shareholders will not receive the benefits of any forks or airdrops.”

The Sponsor has controls in place to monitor for material hard forks or airdrops. The Sponsor will notify investors of any material change to its policy with respect to Incidental Rights and IR Virtual Currency by filing a current report on Form 8-K.

Secondary Market Trading

While the Trust’s investment objective is for the value of the Shares (based on Bitcoin per Share) to reflect the value of Bitcoin held by the Trust, determined by reference to the Index Price, less the Trust’s expenses and other liabilities, the Shares may trade in the Secondary Market on NYSE Arca (or on another Secondary Market in the future) at prices that are lower or higher than the NAV per Share. The amount of the discount or premium in the trading price relative to the NAV per Share may be influenced by non-concurrent trading hours and liquidity between NYSE Arca and larger Digital Asset Trading Platforms. While the Shares have been approved for listing on NYSE Arca and are expected to trade during NYSE Arca’s Core Trading Session from 9:30 a.m. to 4:00 p.m., New York time, liquidity in the Digital Asset Markets may fluctuate depending upon the volume and availability of larger Digital Asset Trading Platforms. As a result, during periods in which Digital Asset Market liquidity is limited or a major Digital Asset Trading Platform is off-line, trading spreads, and the resulting premium or discount, on the Shares may widen.

Overview of the Bitcoin Industry and Market

Bitcoin is a digital asset that is created and transmitted through the operations of the peer-to-peer Bitcoin Network, a decentralized network of computers that operates on cryptographic protocols. No single entity owns or operates the Bitcoin Network, the infrastructure of which is collectively maintained by a decentralized user base. The Bitcoin Network allows people to exchange tokens of value, called Bitcoin, which are recorded on a public transaction ledger known as a Blockchain. Bitcoin can be used to pay for goods and services, or it can be converted to fiat currencies, such as the U.S. dollar, at rates determined on Digital Asset Markets that trade Bitcoin or in individual end-user-to-end-user transactions under a barter system.

The Bitcoin Network is decentralized in that it does not require governmental authorities or financial institution intermediaries to create, transmit or determine the value of Bitcoin. Rather, Bitcoin is created and allocated by the Bitcoin Network protocol through a “mining” process. The value of Bitcoin is determined by the supply of and demand for Bitcoin on the Digital Asset Markets or in private end-user-to-end-user transactions.

New Bitcoin are created and rewarded to the miners of a block in the Blockchain for verifying transactions. The Blockchain is effectively a decentralized database that includes all blocks that have been mined by miners and it is updated to include new blocks as they are solved. Each Bitcoin transaction is broadcast to the Bitcoin Network and, when included in a block, recorded in the Blockchain. As each new block records outstanding Bitcoin transactions, and outstanding transactions are settled and validated through such recording, the Blockchain represents a complete, transparent and unbroken history of all transactions of the Bitcoin Network. For further details, see “—Creation of New Bitcoin” below.

History of Bitcoin

The Bitcoin Network was initially contemplated in a white paper that also described Bitcoin and the operating software to govern the Bitcoin Network. The white paper was purportedly authored by Satoshi Nakamoto. However, no individual with that name has been reliably identified as Bitcoin’s creator, and the general consensus is that the name is a pseudonym for the actual inventor or inventors. The first Bitcoins were created in 2009 after Nakamoto released the Bitcoin Network source code (the software and protocol that created and launched the Bitcoin Network). The Bitcoin Network has been under active development since that time by a group of engineers known as core developers.

Overview of the Bitcoin Network’s Operations

In order to own, transfer or use Bitcoin directly on the Bitcoin Network, as opposed to through an intermediary, such as a custodian, a person generally must have internet access to connect to the Bitcoin Network. Bitcoin transactions may be made directly between end-users without the need for a third-party intermediary. To prevent the possibility of double-spending Bitcoin, a user must notify the Bitcoin Network of the transaction by broadcasting the transaction data to its network peers. The Bitcoin Network provides confirmation against double-spending by memorializing every transaction in the Blockchain, which is publicly accessible and transparent. This memorialization and verification against double-spending is accomplished through the Bitcoin Network mining process, which adds “blocks” of data, including recent transaction information, to the Blockchain.

Brief Description of Bitcoin Transfers

Prior to engaging in Bitcoin transactions directly on the Bitcoin Network, a user generally must first install on its computer or mobile device a Bitcoin Network software program that will allow the user to generate a private and public key pair associated with a Bitcoin address commonly referred to as a “wallet.” The Bitcoin Network software program and the Bitcoin address also enable the user to connect to the Bitcoin Network and transfer Bitcoin to, and receive Bitcoin from, other users.

Each Bitcoin Network address, or wallet, is associated with a unique “public key” and “private key” pair. To receive Bitcoin, the Bitcoin recipient must provide its public key to the party initiating the transfer. This activity is analogous to a recipient for a transaction in U.S. dollars providing a routing address in wire instructions to the payor so that cash may be wired to the recipient’s account. The payor approves the transfer to the address provided by the recipient by “signing” a transaction that consists of the recipient’s public key with the private key of the address from where the payor is transferring the Bitcoin. The recipient, however, does not make public or provide to the sender its related private key.

Neither the recipient nor the sender reveal their private keys in a transaction, because the private key authorizes transfer of the funds in that address to other users. Therefore, if a user loses his or her private key, the user may permanently lose access to the Bitcoin contained in the associated address. Likewise, Bitcoin is irretrievably lost if the private key associated with them is deleted and no backup has been made. When sending Bitcoin, a user’s Bitcoin Network software program must validate the transaction with the associated private key. The resulting digitally validated transaction is sent by the user’s Bitcoin Network software program to the Bitcoin Network to allow transaction confirmation.

Some Bitcoin transactions are conducted “off-blockchain” and are therefore not recorded in the Blockchain. These “off-blockchain transactions” involve the transfer of control over, or ownership of, a specific digital wallet holding Bitcoin or the reallocation of ownership of certain Bitcoin in a pooled-ownership digital wallet, such as a digital wallet owned by a Digital Asset Trading Platform. In contrast to on-blockchain transactions, which are publicly recorded on the Blockchain, information and data regarding off-blockchain transactions are generally not publicly available. Therefore, off-blockchain transactions are not truly Bitcoin transactions in that they do not involve the transfer of transaction data on the Bitcoin Network and do not reflect a movement of Bitcoin between addresses recorded in the Blockchain. For these reasons, off-blockchain transactions are subject to risks as any such transfer of Bitcoin ownership is not protected by the protocol behind the Bitcoin Network or recorded in, and validated through, the blockchain mechanism.

Summary of a Bitcoin Transaction

In a Bitcoin transaction directly on the Bitcoin Network between two parties (as opposed to through an intermediary, such as a custodian), the following circumstances must initially be in place: (i) the party seeking to send Bitcoin must have a Bitcoin Network public key, and the Bitcoin Network must recognize that public key as having sufficient Bitcoin for the transaction; (ii) the receiving party must have a Bitcoin Network public key; and (iii) the spending party must have internet access with which to send its spending transaction.

The receiving party must provide the spending party with its public key and allow the Blockchain to record the sending of Bitcoin to that public key. After the provision of a recipient’s Bitcoin Network public key, the spending party must enter the address into its Bitcoin Network software program along with the number of Bitcoin to be sent. The number of Bitcoin to be sent will typically be agreed upon between the two parties based on a set number of Bitcoin or an agreed upon conversion of the value of fiat currency to Bitcoin. Since every computation on the Bitcoin Network requires the payment of Bitcoin, including verification and memorialization of Bitcoin transfers, there is a transaction fee involved with the transfer, which is based on computation complexity and not on the value of the transfer and is paid by the payor with a fractional number of Bitcoin.

After the entry of the Bitcoin Network address, the number of Bitcoin to be sent and the transaction fees, if any, to be paid, will be transmitted by the spending party. The transmission of the spending transaction results in the creation of a data packet by the spending party’s Bitcoin Network software program, which is transmitted onto the decentralized Bitcoin Network, resulting in the distribution of the information among the software programs of users across the Bitcoin Network for eventual inclusion in the Blockchain.

As discussed in greater detail below in “—Creation of New Bitcoin,” Bitcoin Network miners record transactions when they solve for and add blocks of information to the Blockchain. When a miner mines for a block, it creates that block, which includes data relating to (i) newly submitted and accepted transactions; (ii) a reference to the prior block in the Bitcoin Blockchain; and (iii) the satisfaction of the consensus mechanism to mine the block. The miner becomes aware of outstanding, unrecorded transactions through the data packet transmission and distribution discussed above.

Upon the addition of a block included in the Blockchain, the Bitcoin Network software program of both the spending party and the receiving party will show confirmation of the transaction on the Blockchain and reflect an adjustment to the Bitcoin balance in each party’s Bitcoin Network public key, completing the Bitcoin transaction. Once a transaction is confirmed on the Blockchain, it is irreversible.

Creation of New Bitcoin

New Bitcoins are created through the mining process as discussed below.

The Bitcoin Network is kept running by computers all over the world. In order to incentivize those who incur the computational costs of securing the network by validating transactions, there is a reward that is given to the computer that was able to create the latest block on the chain. Every 10 minutes, on average, a new block is added to the Blockchain with the latest transactions processed by the network, and the computer that generated this block is currently awarded 3.125 Bitcoin (which reward is expected to decrease by half to become 1.5625 Bitcoin after the next 210,000 blocks have entered the Bitcoin Network, which is expected to be mid-2028). Due to the nature of the algorithm for block generation, this process (generating a “proof-of-work”) is guaranteed to be random. Over time, rewards are expected to be proportionate to the computational power of each machine.

The process by which Bitcoin is “mined” results in new blocks being added to the Blockchain and new Bitcoin tokens being issued to the miners. Computers on the Bitcoin Network engage in a set of prescribed complex mathematical calculations in order to add a block to the Blockchain and thereby confirm Bitcoin transactions included in that block’s data.

To begin mining, a user can download and run Bitcoin Network mining software, which turns the user’s computer into a “node” on the Bitcoin Network that validates blocks. Each block contains the details of some or all of the most recent transactions that are not memorialized in prior blocks, as well as a record of the award of Bitcoin to the miner who added the new block. Each unique block can be solved and added to the Blockchain by only one miner. Therefore, all individual miners and mining pools on the Bitcoin Network are engaged in a competitive process of constantly increasing their computing power to improve their likelihood of solving for new blocks. As more miners join the Bitcoin Network and its processing power increases, the Bitcoin Network adjusts the complexity of the block-solving equation to maintain a predetermined pace of adding a new block to the Blockchain approximately every ten minutes. A miner’s proposed block is added to the Blockchain once a majority of the nodes on the Bitcoin Network confirms the miner’s work. Miners that are successful in adding a block to the Blockchain are automatically awarded Bitcoin for their effort and may also receive transaction fees paid by transferors whose transactions are recorded in the block. This reward system is the method by which new Bitcoin enter into circulation to the public.

The Bitcoin Network is designed in such a way that the reward for adding new blocks to the Blockchain decreases over time. Once new Bitcoin tokens are no longer awarded for adding a new block, miners will only have transaction fees to incentivize them, and as a result, it is expected that miners will need to be better compensated with higher transaction fees to ensure that there is adequate incentive for them to continue mining.

Limits on Bitcoin Supply

The supply of new Bitcoin is mathematically controlled so that the number of Bitcoin grows at a limited rate pursuant to a pre-set schedule. The number of Bitcoin awarded for solving a new block is automatically halved after every 210,000 blocks are added to the Blockchain. Currently, the fixed reward for solving a new block is 3.125 Bitcoin per block and this is expected to decrease by half to become 1.5625 Bitcoin after the next 210,000 blocks have entered the Bitcoin Network, which is expected to be mid-2028. This deliberately controlled rate of Bitcoin creation means that the number of Bitcoin in existence will increase at a controlled rate until the number of Bitcoin in existence reaches the pre-determined 21 million Bitcoin. As of June 30, 2024, approximately 19.7 million Bitcoins were outstanding and the date when the 21 million Bitcoin limitation will be reached is estimated to be the year 2140.

Modifications to the Bitcoin Protocol

Bitcoin is an open source project with no official developer or group of developers that controls the Bitcoin Network. However, the Bitcoin Network’s development is overseen by a core group of developers. The core developers are able to access, and can alter, the Bitcoin Network source code and, as a result, they are responsible for quasi-official releases of updates and other changes to the Bitcoin Network’s source code. The release of updates to the Bitcoin Network’s source code does not guarantee that the updates will be automatically adopted. Users and miners must accept any changes made to the Bitcoin source code by downloading the proposed modification of the Bitcoin Network’s source code. A modification of the Bitcoin Network’s source code is effective only with respect to the Bitcoin users and miners that download it. If a modification is accepted by only a percentage of users and miners, a division in the Bitcoin Network will occur such that one network will run the pre-modification source code and the other network will run the modified source code. Such a division is known as a “fork.” See “Risk Factors—Risk Factors Related to Digital Assets—A temporary or permanent “fork” or a “clone” could adversely affect the value of the Shares.” Consequently, as a practical matter, a modification to the source code becomes part of the Bitcoin Network only if accepted by participants collectively having most of the processing power on the Bitcoin Network. In the past, there have been several forks in the Bitcoin Network, including, but not limited to, forks resulting in the creation of Bitcoin Cash (August 1, 2017), Bitcoin Gold (October 24, 2017) and Bitcoin SegWit2X (December 28, 2017), among others.

Core development of the Bitcoin Network source code has increasingly focused on modifications of the Bitcoin Network protocol to increase speed and scalability and also allow for non-financial, next generation uses. For example, following the recent activation of Segregated Witness on the Bitcoin Network, an alpha version of the Lightning Network was released. The Lightning Network is an open-source decentralized network that enables instant off-Blockchain transfers of the ownership of Bitcoin without the need of a trusted third party. The system utilizes bidirectional payment channels that consist of multi-signature addresses. One on-Blockchain transaction is needed to open a channel and another on-Blockchain transaction can close the channel. Once a channel is open, value can be transferred instantly between counterparties, who are engaging in real Bitcoin transactions without broadcasting them to the Bitcoin Network. New transactions will replace previous transactions and the counterparties will store everything locally as long as the channel stays open to increase transaction throughput and reduce computational burden on the Bitcoin Network. Other efforts include increased use of smart contracts and distributed registers built into, built atop or pegged alongside the Blockchain. For example, the white paper for Blockstream, an organization that includes core developer Pieter Wuille, calls for the use of “pegged sidechains” to develop programming environments that are built within Blockchain ledgers that can interact with and rely on the security of the Bitcoin Network and Blockchain, while remaining independent from them. Open-source projects such as RSK are a manifestation of this concept and seek to create the first open-source, smart contract platform built on the Blockchain to enable automated, condition-based payments with increased speed and scalability. The Trust’s activities will not directly relate to such projects, though such projects may utilize Bitcoin as tokens for the facilitation of their non-financial uses, thereby potentially increasing demand for Bitcoin and the utility of the Bitcoin Network as a whole. Conversely, projects that operate and are built within the Blockchain may increase the data flow on the Bitcoin Network and could either “bloat” the size of the Blockchain or slow confirmation times.

For example, in 2021, the Bitcoin protocol implemented the Taproot upgrade to add enhanced support for complex transactions on the network such as multi-signature transactions, which require two or more parties to execute a transaction on the Bitcoin network. Prior to the upgrade, multi-signature transactions were historically slow, expensive, and easily identifiable. Taproot was intended to reduce the amount of data written to a block, enhance the ability to implement and use smart contracts on the Bitcoin Network, and makes multi-signature transactions indistinguishable from regular transactions, adding an enhanced layer of privacy. However, Taproot also relaxed certain types of data requirements enforced by the Bitcoin Blockchain to facilitate these changes which led to the launch of the “ordinal protocol.” The ordinal protocol takes advantage of Taproot’s relaxed data requirements to allow users to add graphic images and other data files to Bitcoin transactions (“Ordinals”). By the end of 2023, nearly 53 million Ordinals had been inscribed to the Bitcoin Blockchain. The advent of Ordinals has led to notable increases in the amount of data submitted to the blockchain, which has contributed to Bitcoin Blockchain bloat and has resulted in fewer transactions fitting in a block, and thus higher transaction fees and confirmation times.

Bitcoin Value

Digital Asset Trading Platform Valuation

The value of Bitcoin is determined by the value that various market participants place on Bitcoin through their transactions. The most common means of determining the value of a Bitcoin is by surveying one or more Digital Asset Trading Platforms where Bitcoin is traded publicly and transparently (e.g., Coinbase, Bitstamp, Crypto.com, Kraken and LMAX Digital). Additionally, there are over-the-counter dealers or market makers that transact in Bitcoin.

Digital Asset Trading Platform Public Market Data

On each online Digital Asset Trading Platform, Bitcoin is traded with publicly disclosed valuations for each executed trade, measured by one or more fiat currencies such as the U.S. dollar or euro. Over-the-counter dealers or market makers do not typically disclose their trade data.

The Digital Asset Trading Platforms initially expected to be included in the Index are Coinbase, Bitstamp, Kraken, LMAX Digital and Crypto.com. As further described below, the Sponsor and the Trust reasonably believe each of these Digital Asset Trading Platforms are in material compliance with applicable U.S. federal and state licensing requirements and maintain practices and policies designed to comply with AML and KYC regulations.

Coinbase: A U.S.-based trading platform registered as a money services business (“MSB”) with the Financial Crimes Enforcement Network (“FinCEN”) and licensed as a virtual currency business under the New York State Department of Financial Services (“NYDFS”) BitLicense as well as a money transmitter in various U.S. states.

Bitstamp: A U.K.-based trading platform registered as an MSB with FinCEN and licensed as a virtual currency business under the NYDFS BitLicense as well as a money transmitter in various U.S. states.

Kraken: A U.S.-based trading platform registered as an MSB with FinCEN and licensed as a money transmitter in various U.S. states. Kraken does not hold a BitLicense.

LMAX Digital: A U.K.-based trading platform registered as a broker with FCA. LMAX Digital does not hold a BitLicense.

Crypto.com: A Singapore-based trading platform registered as an MSB with FinCEN and licensed as a money transmitter in various U.S. states. Crypto.com does not hold a BitLicense.

Currently, there are several Digital Asset Trading Platforms operating worldwide, and online Digital Asset Trading Platforms represent a substantial percentage of Bitcoin buying and selling activity and provide the most data with respect to prevailing valuations of Bitcoins. These trading platforms include established trading platforms such as trading platforms included in the Index which provide a number of options for buying and selling Bitcoins. The below table reflects the trading volume in Bitcoins and market share of the BTC-U.S. dollar trading pairs of each of the Digital Asset Trading Platforms initially expected to be included in the Index using data reported by the Index Provider from May 1, 2015 to June 30, 2024:

	Volume (Bitcoin)	Market Share(2)
Digital Asset Trading Platforms initially expected to be included in the Index(1)
Coinbase	47,940,637	25.51%
Bitstamp	23,937,143	12.74%
Kraken	13,888,002	7.39%
LMAX Digital	9,763,031	5.19%
Crypto.com	1,403,569	0.75%

Total Bitcoin-U.S. Dollar trading pair	96,932,382	51.58%

(1)	The Digital Asset Trading Platforms initially expected to be included in the Index are Coinbase, Bitstamp, Crypto.com, Kraken and LMAX Digital.
(2)

Market share is calculated using trading volume data (in Bitcoins) for certain Digital Asset Trading Platforms, including Coinbase, Bitstamp, Crypto.com Kraken, and LMAX Digital, as well as certain other large U.S.-dollar denominated Digital Asset Trading Platforms that are not initially expected to be included in the Index, including Binance.US (data included from April 1, 2020), Bitfinex, Bitflyer (data included from December 24, 2018), Bittrex (data included from July 31, 2018 to December 3, 2023), Cboe Digital (data included from October 1, 2020), FTX.US (data included from April 1, 2022 to November 12, 2022), Gemini (data included from October 7, 2015), itBit, LakeBTC (data included from May 1, 2015 to June 1, 2018 and from January 27, 2019 to May 6, 2021), HitBTC (data included from April 1, 2019 to March 31, 2020) and OKCoin (data included through December 31, 2022).

The domicile, regulation and legal compliance of the Digital Asset Trading Platforms included in the Index varies. Information regarding each Digital Asset Trading Platform may be found, where available, on the websites for such Digital Asset Trading Platforms, among other places.

Although the Index is designed to accurately capture the market price of Bitcoin, third parties may be able to purchase and sell Bitcoin on public or private markets not included among the constituent Digital Asset Trading Platforms of the Index, and such transactions may take place at prices materially higher or lower than the Index Price. Moreover, there may be variances in the prices of Bitcoin on the various Digital Asset Trading Platforms, including as a result of differences in fee structures or administrative procedures on different Digital Asset Trading Platforms. For example, based on data provided by the Index Provider, on any given day during the twelve months ended June 30, 2024, the maximum differential between the 4:00 p.m., New York time spot price of any single Digital Asset Trading Platform initially expected to be included in the Index and the Index Price was 0.41% and the average of the maximum differentials of the 4:00 p.m., New York time, spot price of each Digital Asset Trading Platform initially expected to be included in the Index and the Index Price was 0.30%. During this same period, the average differential between the 4:00 p.m., New York time, spot prices of all the

Digital Asset Trading Platforms initially expected to be included in the Index and the Index Price was 0.0003%. To the extent such prices differ materially from the Index Price, investors may lose confidence in the Shares’ ability to track the market price of Bitcoin.

The Index and the Index Price

The Index is a U.S. dollar-denominated composite reference rate for the price of Bitcoin. The Index is designed to (1) mitigate the effects of fraud, manipulation and other anomalous trading activity from impacting the Bitcoin reference rate, (2) provide a real-time, volume-weighted fair value of Bitcoin and (3) appropriately handle and adjust for non-market related events.

The Index Price is determined by the Index Provider through a process in which trade data is cleansed and compiled in such a manner as to algorithmically reduce the impact of anomalistic or manipulative trading. This is accomplished by adjusting the weight of each data input based on price deviation relative to the observable set, as well as recent and long-term trading volume at each venue relative to the observable set. The Index Price is calculated using non-GAAP methodology and is not used in the Trust’s financial statements.

All references to the NAV and NAV per Share of the Trust in this prospectus have been calculated using the Index Price unless indicated otherwise.

Constituent Trading Platform Selection

The Digital Asset Trading Platforms to be included in the Index are selected by the Index Provider utilizing a methodology that is guided by the International Organization of Securities Commissions (“IOSCO”) principles for financial benchmarks. For a trading platform to become a Constituent Trading Platform, it must satisfy the criteria listed below (the “Inclusion Criteria”):

•	Sufficient USD liquidity relative to the size of the listed assets;

•	No evidence in the past 12 months of trading restrictions on individuals or entities that would otherwise meet the trading platform’s eligibility requirements to trade;

•	No evidence in the past 12 months of undisclosed restrictions on deposits or withdrawals from user accounts;

•	Real-time price discovery;

•	Limited or no capital controls;

•	Transparent ownership including a publicly-owned ownership entity;

•

Publicly available language and policies addressing legal and regulatory compliance in the U.S., including KYC (Know Your Customer), AML (Anti-Money Laundering) and other policies designed to comply with relevant regulations that might apply to it;

•	Be a U.S.-domiciled trading platform or a non-U.S. domiciled trading platform that is able to service U.S. investors; and

•	Offer programmatic spot trading of the trading pair, and reliably publish trade prices and volumes on a real-time basis through Rest and Websocket APIs.

A Digital Asset Trading Platform is removed from the Constituent Trading Platforms when it no longer satisfies the Inclusion Criteria. The Index Provider does not currently include data from over-the-counter markets or derivatives platforms among the Constituent Trading Platforms. Over-the-counter data is not currently included because of the potential for trades to include a significant premium or discount paid for larger liquidity, which creates an uneven comparison relative to more active markets. There is also a higher potential for over-the-counter transactions to not be arms-length, and thus not be representative of a true market price. Bitcoin derivative markets are also not currently included. While the Index Provider has no plans to include data from over-the-counter markets or derivative platforms at this time, the Index Provider will consider IOSCO principles for financial benchmarks, the management of trading venues of Bitcoin derivatives and the aforementioned Inclusion Criteria when considering whether to include over-the-counter or derivative platform data in the future.

The Index Provider and the Sponsor have entered into the index license agreement, dated as of February 1, 2022 (as amended, the “Index License Agreement”), governing the Sponsor’s use of the Index Price. Pursuant to the terms of the Index License Agreement, the Index Provider may adjust the calculation methodology for the Index Price without notice to, or consent of, the Trust or its shareholders. The Index Provider may decide to change the calculation methodology to maintain the integrity of the Index Price calculation should it identify or become aware of previously unknown variables or issues with the existing methodology that it believes could materially impact its performance and/or reliability. The Index Provider has sole discretion over the determination of Index Price and may change the methodologies for determining the Index Price from time to time. Shareholders will be notified of any material changes to the calculation methodology or the Index Price in the Trust’s current reports and will be notified of all other changes that the Sponsor considers significant in the Trust’s periodic or current reports. The Sponsor will determine the materiality of any changes to the Index Price on a case-by-case basis, in consultation with external counsel.

The Index Provider may change the trading venues that are used to calculate the Index or otherwise change the way in which the Index is calculated at any time. For example, the Index Provider has scheduled quarterly reviews in which it may add or remove Constituent Trading Platforms that satisfy or fail the Inclusion Criteria. The Index Provider does not have any obligation to consider the interests of the Sponsor, the Trust, the shareholders, or anyone else in connection with such changes. While the Index Provider is not required to publicize or explain the changes or to alert the Sponsor to such changes, we anticipate that it will notify the Sponsor of any material changes to the Constituent Trading Platforms, including any additions or removals of the Constituent Trading Platforms, in addition to issuing press releases in connection with the same. The Sponsor will notify investors of any such material event by filing a current report on Form 8-K. Although the Index methodology is designed to operate without any manual intervention, rare events would justify manual intervention. Intervention of this kind would be in response to non-market-related events, such as the halting of deposits or withdrawals of funds on a Digital Asset Trading Platform, the unannounced closure of operations on a Digital Asset Trading Platform, insolvency or the compromise of user funds. In the event that such an intervention is necessary, the Index Provider would issue a public announcement through its website, API and other established communication channels with its clients.

Determination of the Index Price

The Index applies an algorithm to the price of Bitcoin on the Constituent Trading Platforms calculated on a per second basis over a 24-hour period. The Index’s algorithm is expected to reflect a four-pronged methodology to calculate the Index Price from the Constituent Trading Platforms:

•

Volume Weighting: Constituent Trading Platforms with greater liquidity receive a higher weighting in the Index, increasing the ability to execute against (i.e., replicate) the Index in the underlying spot markets.

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Price-Variance Weighting: The Index Price reflects data points that are discretely weighted in proportion to their variance from the rest of the Constituent Trading Platforms. As the price at a particular trading platform diverges from the prices at the rest of the Constituent Trading Platforms, its weight in the Index Price consequently decreases.

•

Inactivity Adjustment: The Index Price algorithm penalizes stale activity from any given Constituent Trading Platform. When a Constituent Trading Platform does not have recent trading data, its weighting in the Index Price is gradually reduced until it is de-weighted entirely. Similarly, once trading activity at a Constituent Trading Platform resumes, the corresponding weighting for that Constituent Trading Platform is gradually increased until it reaches the appropriate level.

•

Manipulation Resistance: In order to mitigate the effects of wash trading and order book spoofing, the Index only includes executed trades in its calculation. Additionally, the Index only includes Constituent Trading Platforms that charge trading fees to its users in order to attach a real, quantifiable cost to any manipulation attempts.

The Index Provider re-evaluates the weighting algorithm on a periodic basis, but maintains discretion to change the way in which an Index Price is calculated based on its periodic review or in extreme circumstances. The exact methodology to calculate the Index Price is not publicly available. Still, the Index is designed to limit exposure to trading or price distortion of any individual Digital Asset Trading Platform that experiences periods of unusual activity or limited liquidity by discounting, in real-time, anomalous price movements at individual Digital Asset Trading Platforms.

The Sponsor believes the Index Provider’s selection process for Constituent Trading Platforms as well as the methodology of the Index Price’s algorithm provides a more accurate picture of Bitcoin price movements than a simple average of Digital Asset Trading Platform spot prices, and that the weighting of Bitcoin prices on the Constituent Trading Platforms limits the inclusion of data that is influenced by temporary price dislocations that may result from technical problems, limited liquidity or fraudulent activity elsewhere in the Bitcoin spot market. By referencing multiple trading venues and weighting them based on trade activity, the Sponsor believes that the impact of any potential fraud, manipulation or anomalous trading activity occurring on any single venue is reduced.

If the Index Price becomes unavailable, or if the Sponsor determines in good faith that such Index Price does not reflect an accurate price for Bitcoin, then the Sponsor will, on a best efforts basis, contact the Index Provider to obtain the Index Price directly from the Index Provider. If after such contact such Index Price remains unavailable or the Sponsor continues to believe in good faith that such Index Price does not reflect an accurate price for the Bitcoin, then the Sponsor will employ a cascading set of rules to determine the Index Price, as described below in “—Determination of the Index Price When Index Price is Unavailable.”

The Trust values its Bitcoin for operational purposes by reference to the Index Price. The Index Price is the value of a Bitcoin as represented by the Index, calculated at 4:00 p.m., New York time, on each business day.

Illustrative Example

•

For the purposes of illustration, outlined below are examples of how the attributes that impact weighting and adjustments in the aforementioned methodology may be utilized to generate the Index Price for a digital asset For example, Constituent Trading Platforms used to calculate the Index Price of the digital asset may include trading platforms such as Coinbase, Kraken, LMAX Digital and Bitstamp.

•

Volume Weighting: Each Constituent Trading Platform will be weighted to appropriately reflect the trading volume share of the Constituent Trading Platform relative to all the Constituent Trading Platforms during this same period. For example, an average hourly weighting of 67.06%, 11.88%, 14.57%, and 6.49% for Coinbase, Kraken, LMAX Digital and Bitstamp, respectively, would represent each Constituent Trading Platform’s share of trading volume during the same period.

•

Inactivity Adjustment: Assume that a Constituent Trading Platform represented a 14% weighting on the Index Price of the digital asset, which is based on the per-second calculations of its trading volume and price-variance relative to the cohort of Constituent Trading Platforms included in such Index, and then went offline for approximately two hours. The index algorithm would automatically recognize inactivity and start de-weighting the Constituent Trading Platform at the 3-minute mark and continue to do so over a 7-minute period until its influence was effectively zero, 10 minutes after becoming inactive. As soon as trading activity resumed at the Constituent Trading Platform, the index algorithm would re-weight it to the appropriate weighting based on trading volume and price-variance relative to the cohort of Constituent Trading Platforms included in the Index. Due to the period of inactivity, it would re-weight the Constituent Trading Platform activity to a weight lower than its original weighting—for example, to 12%.

•

Price-Variance Weighting: The price-variance weighting adjustment is a relative measure of each trading platform versus the cohort of trading platforms. The further the price at a constituent trading platform is from the mean price of the cohort, the less influence that trading platform’s price will have on the algorithm that produces the Index Price, as the trading platform data is discretely weighted in proportion to their variance from the rest of the trading platforms on a per-second basis and there is no minimum threshold the variance must meet for this adjustment to take place. For example, assume that for a one-hour period, the digital asset’s execution prices on one Constituent Trading Platform were trading more than 7% higher than the average execution prices on another Constituent Trading Platform. The algorithm will automatically detect the anomaly (price variance) and reduce that specific Constituent Trading Platform’s weighting during that one-hour period, ensuring a reliable spot reference price that is unaffected by the localized event and that is reflective of broader market activity.

Determination of the Index Price When Index Price is Unavailable

The Sponsor uses the following cascading set of rules to calculate the Index Price. For the avoidance of doubt, the Sponsor will employ the below rules sequentially and in the order as presented below, should one or more specific rule(s) fail:

1.

Index Price = The price set by the Index as of 4:00 p.m., New York time, on the valuation date. If the Index becomes unavailable, or if the Sponsor determines in good faith that the Index does not reflect an accurate price, then the Sponsor will, on a best efforts basis, contact the Index Provider to obtain the Index Price directly from the Index Provider. If after such contact the Index remains unavailable or the Sponsor continues to believe in good faith that the Index does not reflect an accurate price, then the Sponsor will employ the next rule to determine the Index Price. There are no predefined criteria to make a good faith assessment and it will be made by the Sponsor in its sole discretion.

2.

Index Price = The price set by Coin Metrics Real-Time Rate (the “Secondary Index”) as of 4:00 p.m., New York time, on the valuation date (the “Secondary Index Price”). The Secondary Index Price is a real-time reference rate price, calculated using trade data from constituent markets selected by Coin Metrics, Inc. (the “Secondary Index Provider”). The Secondary Index Price is calculated by applying weighted-median techniques to such trade data where half the weight is derived from the trading volume on each constituent market and half is derived from inverse price variance, where a constituent market with high price variance as a result of outliers or market anomalies compared to other constituent markets is assigned a smaller weight. The Secondary Index Provider and the Sponsor have entered into the master services agreement, dated as of August 4, 2020, and order forms thereunder, pursuant to which the Sponsor may obtain and use the Secondary Index and the Secondary Index Price from the Secondary Index Provider. If the Secondary Index becomes unavailable, or if the Sponsor determines in good faith that the Secondary Index does not reflect an accurate price, then the Sponsor will, on a best efforts basis, contact the Secondary Index Provider to obtain the Secondary Index Price directly from the Secondary Index Provider. If after such contact the Secondary Index remains unavailable or the Sponsor continues to believe in good faith that the Secondary Index does not reflect an accurate price, then the Sponsor will employ the next rule to determine the Index Price. There are no predefined criteria to make a good faith assessment and it will be made by the Sponsor in its sole discretion.

3.

Index Price = The price set by the Trust’s principal market (the “Tertiary Pricing Option”) as of 4:00 p.m., New York time, on the valuation date. The Tertiary Pricing Option is a spot price derived from the principal market’s public data feed that is believed to be consistently publishing pricing information as of 4:00 p.m., New York time, and is provided to the Sponsor via an application programming interface. If the Tertiary Pricing Option becomes unavailable, or if the Sponsor determines in good faith that the Tertiary Pricing Option does not reflect an accurate price, then the Sponsor will, on a best efforts basis, contact the Tertiary Pricing Provider to obtain the Tertiary Pricing Option directly from the Tertiary Pricing Provider. If after such contact the Tertiary Pricing Option remains unavailable after such contact or the Sponsor continues to believe in good faith that the Tertiary Pricing Option does not reflect an accurate price, then the Sponsor will employ the next rule to determine the Index Price. There are no predefined criteria to make a good faith assessment and it will be made by the Sponsor in its sole discretion.

4.

Index Price = The Sponsor will use its best judgment to determine a good faith estimate of the Index Price. There are no predefined criteria to make a good faith assessment and it will be made by the Sponsor in its sole discretion.

In the event of a fork, the Index Provider may calculate the Index Price based on a digital asset that the Sponsor does not believe to be the appropriate asset that is held by the Trust. In this event, the Sponsor has full discretion to use a different index provider or calculate the Index Price itself using its best judgment.

The Sponsor may, in its sole discretion, select a different index provider, select a different index price provided by the Index Provider, calculate the Index Price by using the cascading set of rules set forth above, or change the cascading set of rules set forth above at any time. The Sponsor will provide notice of any such changes in the Trust’s periodic or current reports and, if the Sponsor makes such a change other than on an ad hoc or temporary basis, will file a proposed rule change with the SEC.

Historical Bitcoin Prices

As movements in the price of Bitcoin will directly affect the price of the Shares, investors should understand historical movements in the price of Bitcoin. Investors, however, should also be aware that past movements in the Bitcoin price are not indicators of future movements. Movements may be influenced by various factors, including, but not limited to, government regulation, security breaches experienced by service providers, as well as political and economic uncertainties around the world.

For illustrative purposes only, the following chart illustrates the movement in the GBTC Index Price from September 25, 2013 to June 30, 2024 using a methodology identical to the Index Price methodology that is described under “—Overview of the Bitcoin Industry and Market—The Index and the Index Price.”

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Mar-24
Jun-24
1/1000 of Index Price (Non-GAAP)

The following table illustrates the movements in the GBTC Index Price from January 1, 2019 to June 30, 2024 using a methodology identical to the Index Price methodology that is described under “—Overview of the Bitcoin Industry and Market—The Index and the Index Price.” During such period, the GBTC Index Price ranged from $3,358.99 to $67,352.59, with the straight average being $24,574.41 through June 30, 2024. The Sponsor has not observed a material difference between the GBTC Index Price (and does not expect there to be a material difference between the Index Price), on the one hand, and average prices from the constituent Digital Asset Trading Platforms individually or as a group, on the other.

		High		Low
Period	Average	Index Price	Date	Index Price	Date	End of period	Last business day
Twelve months ended June 30, 2020	$8,827.99	$12,501.68	7/9/2019	$4,941.00	3/16/2020	$9,137.70	$9,137.70
Twelve months ended June 30, 2021	$29,530.34	$63,472.70	4/15/2021	$9,032.59	7/5/2020	$34,759.99	$34,759.99
Twelve months ended June 30, 2022	$42,804.30	$67,352.59	11/9/2021	$18,034.01	6/18/2022	$18,883.90	$18,883.90
Twelve months ended June 30, 2023	$22,543.45	$30,903.22	6/23/2023	$15,768.02	11/21/2022	$30,398.50	$30,398.50
Twelve months ended June 2024	$45,782.40	$73,462.59	3/13/2024	$25,005.87	9/11/2023	$61,930.73	$59,955.97

July 1, 2019 to June 30, 2024	$29,894.86	$73,462.59	3/13/2024	$4,941.00	3/16/2020	$61,930.73	$59,955.97

Forms of Attack Against the Bitcoin Network

All networked systems are vulnerable to various kinds of attacks. As with any computer network, the Bitcoin Network contains certain flaws. For example, the Bitcoin Network is currently vulnerable to a “51% attack” where, if a mining pool were to gain control of more than 50% of the hash rate for a digital asset, a malicious actor would be able to gain full control of the network and the ability to manipulate the Blockchain. For more information, see “Risk Factors—Risk Factors Related to Digital Assets—If a malicious actor or botnet obtains control of more than 50% of the processing power on the Bitcoin Network, or otherwise obtains control over the Bitcoin Network through its influence over core developers or otherwise, such actor or botnet could manipulate the Blockchain to adversely affect the value of the Shares or the ability of the Trust to operate.”

In addition, many digital asset networks have been subjected to a number of denial of service attacks, which has led to temporary delays in block creation and the transfer of digital assets, including Bitcoin. Any similar attacks on the Bitcoin Network that impact the ability to transfer Bitcoin could have a material adverse effect on the price of Bitcoin and the value of the Shares.

Market Participants

Miners

Miners range from Bitcoin enthusiasts to professional mining operations that design and build dedicated machines and data centers, including mining pools, which are groups of miners that act cohesively and combine their processing power to solve blocks. When a pool mines a new block, the pool operator receives the Bitcoin and, after taking a nominal fee, splits the resulting reward among the pool participants based on the processing power each of them contributed to mine such block. Mining pools provide participants with access to smaller, but steadier and more frequent, Bitcoin payouts. See “—Creation of New Bitcoin” above.

Investment and Speculative Sector

This sector includes the investment and trading activities of both private and professional investors and speculators. Historically, larger financial services institutions are publicly reported to have limited involvement in investment and trading in digital assets, although the participation landscape is beginning to change. Currently, there is relatively limited use of digital assets in the retail and commercial marketplace in comparison to relatively extensive use by speculators, and a significant portion of demand for digital assets is generated by speculators and investors seeking to profit from the short- or long-term holding of digital assets.

Retail Sector

The retail sector includes users transacting in direct peer-to-peer Bitcoin transactions through the direct sending of Bitcoin over the Bitcoin Network. The retail sector also includes transactions in which consumers purchase goods and services from commercial or service businesses through direct transactions or third-party service providers.

Service Sector

This sector includes companies that provide a variety of services including the buying, selling, payment processing and storing of Bitcoin. For example, Coinbase, Bitstamp, Kraken, LMAX Digital and Crypto.com are some of the largest Digital Asset Trading Platforms by volume traded. Coinbase Custody Trust Company, LLC, the Custodian for the Trust, is a digital asset custodian that provides custodial accounts that store Bitcoin for users. As the Bitcoin Network continues to grow in acceptance, it is anticipated that service providers will expand the currently available range of services and that additional parties will enter the service sector for the Bitcoin Network.

Competition

Thousands of digital assets, as tracked by CoinMarketCap.com as of June 30, 2024, have been developed since the inception of Bitcoin, which is currently the most developed digital asset because of the length of time it has been in existence, the investment in the infrastructure that supports it, and the network of individuals and entities that are using Bitcoin in transactions. Some industry groups are also creating private, permissioned blockchain versions of digital assets. For example, J.P. Morgan and others are developing an open source platform called Quorum, which is described as a version of Ethereum designed for use by the financial services industry. Similar events may occur with Bitcoin.

Government Oversight

As digital assets have grown in both popularity and market size, the U.S. Congress and a number of U.S. federal and state agencies (including FinCEN, SEC, CFTC, FINRA, the CFPB, the Department of Justice, the Department of Homeland Security, the Federal Bureau of Investigation, the IRS, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, the Federal Reserve and state financial institution and securities regulators) have been examining the operations of digital asset networks, digital asset users and the Digital Asset Markets, with particular focus on the extent to which digital assets can be used to launder the proceeds of illegal activities or fund criminal or terrorist enterprises and the safety and soundness of trading platforms and other service providers that hold or custody digital assets for users. Many of these state and federal agencies have issued consumer advisories regarding the risks posed by digital assets to investors. President Biden’s March 9, 2022 Executive Order, asserting that technological advances and the rapid growth of the digital asset markets “necessitate an evaluation and alignment of the United States Government approach to digital assets,” signals an ongoing focus on digital asset policy and regulation in the United States. A number of reports issued pursuant to the Executive Order have focused on various risks related to the digital asset ecosystem, and have recommended additional legislation and regulatory oversight. In addition, federal and state agencies, and other countries and international bodies have issued rules or guidance about the treatment of digital asset transactions or requirements for businesses engaged in digital asset activity. Moreover, the failure of FTX in November 2022 and the resulting market turmoil substantially increased regulatory scrutiny in the United States and globally and led to SEC and criminal investigations, enforcement actions and other regulatory activity across the digital asset ecosystem.

In addition, the SEC, U.S. state securities regulators and several foreign governments have issued warnings and instituted legal proceedings in which they argue that certain digital assets may be classified as securities and that both those digital assets and any related initial coin offerings or other primary and secondary market transactions are subject to securities regulations. For example, in June 2023, the SEC brought charges against Binance and Coinbase, and in November 2023, the SEC brought charges against Kraken, alleging that they operated unregistered securities exchanges, brokerages and clearing agencies. In its complaints, the SEC asserted that several digital assets are securities under the federal securities laws. The outcomes of these proceedings, as well as ongoing and future regulatory actions, have had a material adverse effect on the digital asset industry as a whole and on the price of Bitcoin, and may alter, perhaps to a materially adverse extent, the nature of an investment in the Shares and/or the ability of the Trust to continue to operate. Additionally, U.S. state and federal, and foreign regulators and legislatures have taken action against virtual currency businesses or enacted restrictive regimes in response to adverse publicity arising from hacks, consumer harm, or criminal activity stemming from virtual currency activity.

In August 2021, the chair of the SEC stated that he believed investors using digital asset trading platforms are not adequately protected, and that activities on the platforms can implicate the securities laws, commodities laws and banking laws, raising a number of issues related to protecting investors and consumers, guarding against illicit activity, and ensuring financial stability. The chair expressed a need for the SEC to have additional authorities to prevent transactions, products, and platforms from “falling between regulatory cracks,” as well as for more resources to protect investors in “this growing and volatile sector.” The chair called for federal legislation centering on digital asset trading, lending, and decentralized finance platforms, seeking “additional plenary authority” to write rules for digital asset trading and lending. However, the chair has subsequently stated that the SEC already has explicit authority under existing laws to regulate the digital asset sector and several enforcement actions were filed against digital asset trading platforms during the first half of 2023.

The SEC has taken steps to interpret its existing authorities as covering various digital asset activities. For example, the SEC has recently proposed amendments to the custody rules under Rule 406(4)-2 of the Investment Advisers Act. The proposed rule changes would amend the definition of a “qualified custodian” under Rule 206(4)-2(d)(6) and expand the current custody rule under Rule 406(4)-2 to cover digital assets and related advisory activities. If enacted as proposed, these rules would likely impose additional regulatory requirements with respect to the custody and storage of digital assets and could lead to additional regulatory oversight of the digital asset ecosystem more broadly. See “Risk Factors—Risk Factors Related to the Regulation of Digital Assets, the Trust and the Shares—Regulatory changes or actions by the U.S. Congress or any U.S. federal or state agencies may affect the value of the Shares or restrict the use of Bitcoins, mining activity or the operation of the Bitcoin Network or the Digital Asset Markets in a manner that adversely affects the value of the Shares,” and “Risk Factors—Risk Factors Related to the Regulation of Digital Assets, the Trust and the Shares—A determination that Bitcoin or any other digital asset is a “security” may adversely affect the value of Bitcoin and the value of the Shares, and result in potentially extraordinary, nonrecurring expenses to, or termination of, the Trust.”

•

Various foreign jurisdictions have, and may continue to, in the near future, adopt laws, regulations or directives that affect a digital asset network, the Digital Asset Markets, and their users, particularly Digital Asset Trading Platforms and service providers that fall within such jurisdictions’ regulatory scope. For example:

•

China has made transacting in cryptocurrencies illegal for Chinese citizens in mainland China, and additional restrictions may follow. China has banned initial coin offerings and there have been reports that Chinese regulators have taken action to shut down a number of China-based Digital Asset Trading Platforms.

•

South Korea determined to amend its Financial Information Act in March 2020 to require virtual asset service providers to register and comply with its AML and counter-terrorism funding framework. These measures also provide the government with the authority to close Digital Asset Trading Platforms that do not comply with specified processes. South Korea has also banned initial coin offerings.

•

The Reserve Bank of India in April 2018 banned the entities it regulates from providing services to any individuals or business entities dealing with or settling digital assets. In March 2020, this ban was overturned in the Indian Supreme Court, although the Reserve Bank of India is currently challenging this ruling.

•

The United Kingdom’s Financial Conduct Authority published final rules in October 2020 banning the sale of derivatives and exchange-traded notes that reference certain types of digital assets, contending that they are “ill-suited” to retail investors citing extreme volatility, valuation challenges and association with financial crime. A new law, the Financial Services and Markets Act 2023 (“FSMA”), received royal assent in June 2023. The FSMA brings digital asset activities within the scope of existing laws governing financial institutions, markets and assets.

•

The Parliament of the European Union approved the text of the Markets in Crypto-Assets Regulation (“MiCA”) in April 2023, establishing a regulatory framework for digital asset services across the European Union. MiCA is intended to serve as a comprehensive regulation of digital asset markets and imposes various obligations on digital asset issuers and service providers. The main aims of MiCA are industry regulation, consumer protection, prevention of market abuse and upholding the integrity of digital asset markets. MiCA was formally approved by the European Union’s member states in 2023. Certain parts of MiCA became effective as of June 2024 and the remainder will start to apply as of December 2024.

There remains significant uncertainty regarding foreign governments’ future actions with respect to the regulation of digital assets and Digital Asset Trading Platforms. Such laws, regulations or directives may conflict with those of the United States and may negatively impact the acceptance of Bitcoin by users, merchants and service providers outside the United States and may therefore impede the growth or sustainability of the Bitcoin ecosystem in the United States and globally, or otherwise negatively affect the value of Bitcoin held by the Trust. The effect of any future regulatory change on the Trust or the Bitcoin held by the Trust is impossible to predict, but such change could be substantial and adverse to the Trust and the value of the Shares.

See “Risk Factors—Risk Factors Related to the Regulation of Digital Assets, the Trust and the Shares—Regulatory changes or actions by the U.S. Congress or any U.S. federal or state agencies may affect the value of the Shares or restrict the use of Bitcoins, mining activity or the operation of the Bitcoin Network or the Digital Asset Markets in a manner that adversely affects the value of the Shares.”

Description of the Trust

The Trust is a Delaware Statutory Trust that was formed on March 12, 2024 by the filing of the Certificate of Trust with the Delaware Secretary of State in accordance with the provisions of the Delaware Statutory Trust Act (“DSTA”). The Trust operates pursuant to the Trust Agreement.

The Shares represent units of fractional undivided beneficial interest in and ownership of the Trust. The Trust is passive and is not managed like a corporation or an active investment vehicle. The Trust’s Bitcoins are held by the Custodian on behalf of the Trust. The Trust’s Bitcoins will be transferred out of the Vault Balance only in the following circumstances: (i) transferred to pay the Sponsor’s Fee or any Additional Trust Expenses, (ii) sold on an as-needed basis to pay Additional Trust Expenses or redeem Baskets or (iii) sold on behalf of the Trust in the event the Trust terminates and liquidates its assets or as otherwise required by law or regulation. Assuming that the Trust is treated as a grantor trust for U.S. federal income tax purposes, each delivery or sale of Bitcoins by the Trust to pay the Sponsor’s Fee or any Additional Trust Expenses will be a taxable event for shareholders. Gains or losses from the sale of Bitcoin to fund cash redemptions are expected to be treated as incurred only by the shareholder that is being redeemed. See “Material U.S. Federal Income Tax Consequences—Tax Consequences to U.S. Holders.”

The Trust is not a registered investment company under the Investment Company Act and the Sponsor believes that the Trust is not required to register under the Investment Company Act. The Trust will not trade, buy, sell or hold Bitcoin derivatives, including Bitcoin futures contracts, on any futures exchange. The Trust is authorized solely to take immediate delivery of actual Bitcoin. The Sponsor does not believe the Trust’s activities are required to be regulated by the CFTC under the CEA as a “commodity pool” under current law, regulation and interpretation. The Trust will not be operated by a CFTC-regulated commodity pool operator because it will not trade, buy, sell or hold Bitcoin derivatives, including Bitcoin futures contracts, on any futures exchange. Investors in the Trust will not receive the regulatory protections afforded to investors in regulated commodity pools, nor may the COMEX division of the New York Mercantile Exchange or any futures exchange enforce its rules with respect to the Trust’s activities. In addition, investors in the Trust will not benefit from the protections afforded to investors in Bitcoin futures contracts on regulated futures exchanges.

The Trust creates Shares from time to time but only in Baskets. A Basket equals a block of 10,000 Shares. The number of outstanding Shares is expected to increase from time to time as a result of the creation of Baskets. The creation of Baskets will require the delivery to the Trust of the number of Bitcoins (or cash to acquire the number of Bitcoins) represented by the Baskets being created. The creation of a Basket will be made only upon the delivery to the Trust of the number of whole and fractional Bitcoins represented by each Basket being created, the number of which is determined by dividing (x) the number of Bitcoins owned by the Trust at 4:00 p.m., New York time, on the relevant trade date, after deducting the number of Bitcoins representing the U.S. dollar value of accrued but unpaid fees and expenses of the Trust (converted using the Index Price at such time, and carried to the eighth decimal place) by (y) the number of Shares outstanding at such time (with the quotient so obtained calculated to one one-hundred-millionth of one Bitcoin (i.e., carried to the eighth decimal place)), and multiplying such quotient by 10,000.

The Shares are redeemable in accordance with the provisions of the Trust Agreement and the relevant Participant Agreement. The operation of a redemption program allows Authorized Participants to take advantage of arbitrage opportunities created when the market value of the Shares deviates from the value of the Trust’s Bitcoins, less the Trust’s expenses and other liabilities, which may have the effect of reducing any premium at which the Shares trade on NYSE Arca over such value or cause the Shares to trade at a discount to such value.

Based on the number of GBTC Shares and amount of Bitcoin held by GBTC as of the Record Date for the Initial Distribution, the Sponsor anticipates that 303,690,100 Shares will be distributed to GBTC Shareholders in the aggregate, and that the Trust will hold approximately 26,935.83753443 Bitcoin immediately following the consummation of the Initial Distribution. The number of Bitcoins required to create a Basket is expected to gradually decrease over time due to the transfer or sale of the Trust’s Bitcoins to pay the Sponsor’s Fee and any Additional Trust Expenses.

The Sponsor will determine the Trust’s NAV on each business day as of 4:00 p.m., New York time, or as soon thereafter as practicable. The Sponsor will also determine the NAV per Share, which equals the NAV divided by the number of outstanding Shares. Each business day, the Sponsor will publish the Trust’s NAV and NAV per Share on the Trust’s website, www.etfs.grayscale.com/btc, as soon as practicable after the Trust’s NAV and NAV per Share have been determined by the Sponsor. See “—Valuation of Bitcoin and Determination of NAV.”

The Trust’s assets will consist solely of Bitcoins, cash proceeds from the sale of Bitcoins and any rights of the Trust pursuant to any agreements, other than the Trust Agreement, to which the Trust is a party. The Sponsor has committed to cause the Trust not to take any Affirmative Action to acquire any Incidental Rights or IR Virtual Currency, thereby irrevocably abandoning any Incidental Rights and IR Virtual Currency to which the Trust may become entitled in the future. As a result, the Trust does not expect to hold any Incidental Rights or IR Virtual Currency or to take any Incidental Rights or IR Virtual Currency into account for the purposes of determining the NAV or the NAV per Share.

Each Share represents a proportional interest, based on the total number of Shares outstanding, in each of the Trust’s assets as determined in the case of Bitcoin by reference to the Index Price, less the Trust’s expenses and other liabilities (which include accrued but unpaid fees and expenses). The Sponsor expects that the market price of the Shares will fluctuate over time in response to the market prices of Bitcoins. In addition, because the Shares reflect the estimated accrued but unpaid expenses of the Trust, the number of Bitcoins represented by a Share will gradually decrease over time as the Trust’s Bitcoins are used to pay the Trust’s expenses.

Bitcoin pricing information is available on a 24-hour basis from various financial information service providers or Bitcoin Network information sites, such as CoinMarketCap.com. The spot price and bid/ask spreads may also be available directly from Digital Asset Trading Platforms. The constituent Digital Asset Trading Platforms of the Index are initially expected to be Coinbase, Bitstamp, Kraken, LMAX Digital and Crypto.com. The Index Provider may remove or add Digital Asset Trading Platforms to the Index in the future at its discretion. Market prices for the Shares will be available from a variety of sources, including brokerage firms, information websites and other information service providers. In addition, on each business day the Trust’s website will provide pricing information for the Shares.

The Trust has no fixed termination date.

Service Providers of the Trust

The Sponsor

The Trust’s Sponsor is Grayscale Investments, LLC, a Delaware limited liability company formed on May 29, 2013 and a wholly owned subsidiary of DCG. The Sponsor’s principal place of business is 290 Harbor Drive, 4th Floor, Stamford, Connecticut 06902, and its telephone number is (212) 668-1427. Under the Delaware Limited Liability Company Act and the governing documents of the Sponsor, DCG, the sole member of the Sponsor, is not responsible for the debts, obligations and liabilities of the Sponsor solely by reason of being the sole member of the Sponsor.

The Sponsor is neither an investment adviser registered with the SEC nor a commodity pool operator registered with the CFTC, and will not be acting in either such capacity with respect to the Trust, and the Sponsor’s provision of services to the Trust will not be governed by the Investment Advisers Act or the CEA.

The Sponsor arranged for the creation of the Trust. As partial consideration for its receipt of the Sponsor’s Fee from the Trust, the Sponsor is obligated to pay the Sponsor-paid Expenses. The Sponsor also paid the costs of the Trust’s organization and the costs of the initial sale of the Shares.

The Sponsor is generally responsible for the day-to-day administration of the Trust under the provisions of the Trust Agreement. This includes (i) preparing and providing periodic reports and financial statements on behalf of the Trust for investors, (ii) processing orders to create Baskets and coordinating the processing of such orders with the Custodian and the Transfer Agent, (iii) calculating and publishing the NAV and the NAV per Share of the Trust each business day as of 4:00 p.m., New York time, or as soon thereafter as practicable, (iv) selecting and monitoring the Trust’s service providers and from time to time engaging additional, successor or replacement service providers, (v) instructing the Custodian to transfer the Trust’s Bitcoin as needed to pay the Sponsor’s Fee and any Additional Trust Expenses, (vi) upon dissolution of the Trust, distributing cash proceeds of the sale of the Trust’s remaining Bitcoin, or interests in any liquidating trust or other vehicle formed to hold Bitcoin to the owners of record of the Shares and (vii) establishing the principal market for GAAP valuation. In addition, if there is a fork in the Bitcoin Network after which there is a dispute as to which network resulting from the fork is the Bitcoin Network, the Sponsor has the authority to select the network that it believes in good faith is the Bitcoin Network, unless such selection or authority would otherwise conflict with the Trust Agreement.

The Sponsor does not store, hold, or maintain custody or control of the Trust’s Bitcoin but instead has entered into the Prime Broker Agreement with the Custodian to facilitate the security of the Trust’s Bitcoin.

The Sponsor may transfer all or substantially all of its assets to an entity that carries on the business of the Sponsor if at the time of the transfer the successor assumes all of the obligations of the Sponsor under the Trust Agreement. In such an event, the Sponsor will be relieved of all further liability under the Trust Agreement.

The Sponsor’s Fee is paid by the Trust to the Sponsor as compensation for services performed under the Trust Agreement and as partial consideration for the Sponsor’s agreement to pay the Sponsor-paid Expenses. See “—Expenses; Sales of Bitcoins.”

The Sponsor may, in its sole discretion, select a different index provider, select a different index price provided by the Index Provider, calculate the Index Price by using the cascading set of rules set forth under “—Overview of the Bitcoin Industry and Market—The Index and the Index Price—Determination of the Index Price When Index Price is Unavailable” above, or change the cascading set of rules set forth above at any time.

Marketing Agent Agreement

The Sponsor, on behalf of the Trust, is party to a marketing agent agreement dated May 14, 2024 (the “Marketing Agent Agreement”) with Foreside Fund Services, LLC (the “Marketing Agent”). Under the

Marketing Agent Agreement, the Marketing Agent will provide the following services to the Sponsor: (i) assist the Sponsor in facilitating Participation Agreements between and among Authorized Participants, the Sponsor, on behalf of the Trust, and the Transfer Agent; (ii) provide prospectuses to Authorized Participants; (iii) work with the Transfer Agent to review and approve orders placed by the Authorized Participants and transmitted to the Transfer Agent; (iv) review and file applicable marketing materials with FINRA and (v) maintain, reproduce and store applicable books and records related to the services provided under the Marketing Agent Agreement. The Sponsor will pay the Marketing Agent an annual fee, as well as certain out-of-pocket fees and expenses of the Marketing Agent incurred in connection with its assistance in the marketing of the Trust and its Shares.

Index License Agreement

The Sponsor has entered into the Index License Agreement with CoinDesk Indices, Inc., the Index Provider, governing the Sponsor’s use of the Index for calculation of the Index Price. The Index Provider may adjust the calculation methodology for the Index without notice to, or consent of, the Trust or its shareholders. Under the Index License Agreement, the Sponsor pays a monthly fee and a fee based on the NAV of the Trust to the Index Provider in consideration of its license to the Sponsor of Index-related intellectual property. The Index License Agreement will automatically renew on an annual basis, unless a notice of non-renewal is provided. The Index License Agreement is terminable by either party upon written notice in the event of a material breach that remains uncured for thirty days after initial written notice of such breach. Further, either party may terminate the Index License Agreement immediately upon notice under certain circumstances, including with respect to the other party’s (i) insolvency, bankruptcy or analogous event or (ii) violation of money transmission, taxation or trading regulations that materially adversely affect either party’s ability to perform under the Index License Agreement.

Administration and Accounting Agreement

The Sponsor has entered into a Fund Administration and Accounting Agreement with BNY Mellon Asset Servicing, a division of The Bank of New York Mellon, to provide administration and accounting services to the Trust. Pursuant to the terms of the Agreement and under the supervision and direction of the Sponsor and the Trust, BNY Mellon Asset Servicing keeps the operational records of the Trust and prepares and files certain regulatory filings on behalf of the Trust. BNY Mellon Asset Servicing may also perform other services for the Trust pursuant to the Agreement as mutually agreed upon by the Sponsor, the Trust and BNY Mellon Asset Servicing from time to time. The Administrator’s fees are paid on behalf of the Trust by the Sponsor.

The Trustee

CSC Delaware Trust Company serves as Delaware trustee of the Trust under the Trust Agreement. The Trustee has its principal office at 251 Little Falls Drive, Wilmington, Delaware 19808. The Trustee is unaffiliated with the Sponsor. A copy of the Trust Agreement is available for inspection at the Sponsor’s principal office identified above, and any description of the Trust Agreement included in this Annex A is qualified in its entirety by the full text of the form of Trust Agreement, which the Sponsor will make available for inspection upon written request.

The Trustee is appointed to serve as the trustee of the Trust in the State of Delaware for the sole purpose of satisfying the requirement of Section 3807(a) of the DSTA that the Trust have at least one trustee with a principal place of business in the State of Delaware. The duties of the Trustee will be limited to (i) accepting legal process served on the Trust in the State of Delaware and (ii) the execution of any certificates required to be filed with the Delaware Secretary of State which the Delaware Trustee is required to execute under the DSTA. To the extent that, at law or in equity, the Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust or the shareholders, such duties and liabilities will be replaced by the duties and liabilities of the Trustee expressly set forth in the Trust Agreement. The Trustee will have no obligation to supervise, nor will it be liable for, the acts or omissions of the Sponsor, Transfer Agent, Custodian, Prime Broker or any other person.

Neither the Trustee, either in its capacity as trustee or in its individual capacity, nor any director, officer or controlling person of the Trustee is, or has any liability as, the issuer, director, officer or controlling person of the issuer of Shares. The Trustee’s liability in connection with the issuance and sale of Shares is limited solely to the express obligations of the Trustee as set forth in the Trust Agreement.

The Trustee has not prepared or verified, and will not be responsible or liable for, any information, disclosure or other statement in this prospectus or in any other document issued or delivered in connection with the sale or transfer of the Shares. The Trust Agreement provides that the Trustee will not be responsible or liable for the genuineness, enforceability, collectability, value, sufficiency, location or existence of any of the Bitcoins or other assets of the Trust. See “—Description of the Trust Agreement.”

The Trustee is permitted to resign upon at least 180 days’ notice to the Trust. The Trustee will be compensated by the Sponsor and indemnified by the Sponsor and the Trust against any expenses it incurs relating to or arising out of the formation, operation or termination of the Trust, or the performance of its duties pursuant to the Trust Agreement except to the extent that such expenses result from gross negligence, willful misconduct or bad faith of the Trustee. The Sponsor has the discretion to replace the Trustee.

Fees paid to the Trustee are a Sponsor-paid Expense.

The Transfer Agent

The Bank of New York Mellon serves as the Transfer Agent of the Trust pursuant to the terms and provisions of the Transfer Agency and Service Agreement (the “Transfer Agency and Service Agreement”). The Transfer Agent: (1) facilitates the issuance and redemption of Shares of the Trust; (2) responds to correspondence by Trust shareholders and others relating to its duties; (3) maintains shareholder accounts; and (4) makes periodic reports to the Trust. The Transfer Agent has its principal office at 240 Greenwich Street, New York, New York 10286. A copy of the Transfer Agency and Service Agreement is available for inspection at the Sponsor’s principal office identified herein.

Continental Stock Transfer & Trust Company, a Delaware corporation, serve as a co-transfer agent for the Trust (the “Co-Transfer Agent”) pursuant to the terms and provisions of the Co-Transfer Agency Agreement (the “Co-Transfer Agency Agreement”). The Co-Transfer Agent has its principal office at 1 State Street, 30th Floor, New York, New York 10004. A copy of the Co-Transfer Agency and Service Agreement is available for inspection at the Sponsor’s principal office identified herein.

Fees paid to the Transfer Agent and Co-Transfer Agent are a Sponsor-paid Expense.

The Bank of New York Mellon also serves as the administrator for the Trust.

Authorized Participants

An Authorized Participant must enter into a “Participant Agreement” with the Sponsor and the Trust to govern its placement of orders to create and redeem Baskets. The Participant Agreement sets forth the procedures for the creation and redemption of Baskets, the delivery of Bitcoins or cash required for creations and the delivery of Baskets or cash required for redemptions. A copy of the form of Participant Agreement is available for inspection at the Sponsor’s principal office identified herein, and any description of the form of Participant Agreement included in this Annex A is qualified in its entirety by the full text of the form of Participant Agreement, which the Sponsor will make available for inspection upon written request.

Each Authorized Participant must (i) be a registered broker-dealer and (ii) have entered into a Participant Agreement with the Sponsor and the Transfer Agent. Subject to In-Kind Regulatory Approval, in the future any Authorized Participants creating and redeeming Shares through In-Kind Orders must also own, or their AP Designee (as defined below) must own, a Bitcoin wallet address that is known to the Custodian as belonging to the Authorized Participant or its AP Designee and maintain an account with the Custodian.

The Trust issues and redeems Shares on an ongoing basis, but only in one or more whole Baskets of 10,000 Shares each. The creation and redemption of Baskets requires the delivery to or acquisition by the Trust, or the distribution or other disposition by the Trust, of the number of Bitcoins represented by the Baskets being created or redeemed, the number of which is equal to the “Basket Amount” as of 4:00 p.m., New York time, on the trade date of a creation or redemption order multiplied by the number of Baskets being created or redeemed (the “Total Basket Amount”). The number of Bitcoins required to create a Basket, or to be delivered or sold upon the redemption of a Basket, will gradually decrease over time due to the transfer of the Trust’s Bitcoins to pay the Sponsor’s Fee and the delivery or sale of the Trust’s Bitcoins to pay any Trust expenses not assumed by the Sponsor. See “Description of Creation and Redemption of Shares” in this prospectus.

Although the Trust creates Baskets only upon the receipt of Bitcoins, and redeems Baskets only by distributing Bitcoins or proceeds from the disposition of Bitcoins, at this time an Authorized Participant can only submit Cash Orders, pursuant to which the Authorized Participant will deposit cash into, or accept cash from, the Cash Account in connection with the creation and redemption of Baskets. Cash Orders will be facilitated by the Transfer Agent and Grayscale Investments, LLC, which will engage one or more Liquidity Providers that is not an agent of, or otherwise acting on behalf of, any Authorized Participant to obtain or receive Bitcoin in connection with such orders. The Sponsor may in its sole discretion limit the number of Shares created pursuant to Cash Orders on any specified day without notice to the Authorized Participants and may direct the Marketing Agent to reject any Cash Orders in excess of such capped amount. The redemption of Shares pursuant to Cash Orders will only take place if approved by the Sponsor in writing, in its sole discretion and on a case-by-case basis.

The Trust is currently able to accept Cash Orders. However, and in common with other spot Bitcoin exchange-traded products, the Trust is not at this time able to create and redeem shares via in-kind transactions with Authorized Participants, and there has yet to be definitive regulatory guidance on whether and how registered broker-dealers can hold and deal in Bitcoin in compliance with the federal securities laws. Subject to In-Kind Regulatory Approval, in the future the Trust may also create and redeem Baskets via In-Kind Orders, pursuant to which an Authorized Participant or its AP Designee would deposit Bitcoin directly with the Trust or receive Bitcoin directly from the Trust. However, because In-Kind Regulatory Approval has not been obtained, at this time Baskets will not be created or redeemed through In-Kind Orders and will only be created or redeemed through Cash Orders. There can be no assurance as to when such regulatory clarity will emerge, or when NYSE Arca will seek or obtain such regulatory approval, if at all. See “Risk Factors—Risk Factors Related to the Trust and the Shares—The lack of ability to facilitate in-kind creations and redemptions of Shares could have adverse consequences for the Trust.” See “Description of Creation and Redemption of Shares.”

As of the date of this prospectus, the Sponsor entered into Participant Agreements with Jane Street Capital, LLC, Virtu Americas LLC, Macquarie Capital (USA) Inc., ABN AMRO Clearing USA LLC, and Goldman Sachs & Co. LLC pursuant to which Jane Street Capital, LLC, Virtu Americas LLC, Macquarie Capital (USA) Inc., ABN AMRO Clearing USA LLC, and Goldman Sachs & Co. LLC have agreed to act as an Authorized Participants of the Trust.

No Authorized Participant has any obligation or responsibility to the Sponsor or the Trust to effect any sale or resale of Shares.

Liquidity Providers

Liquidity Providers facilitate the purchase and sale of Bitcoins in connection with Cash Orders for creations or redemptions of Baskets. The Liquidity Providers with which Grayscale Investments, LLC, acting in its capacity as the Liquidity Engager, will engage in Bitcoin transactions are third parties that are not affiliated with the Sponsor or the Trust and are not acting as agents of the Trust, the Sponsor, or any Authorized Participant, and such transactions will be done on an arms-length basis. Except for the contractual relationships between each Liquidity Provider and Grayscale Investments, LLC in its capacity as the Liquidity Engager, there is no other pre-existing contractual relationship between each Liquidity Provider, on the one hand, and the Trust, the Sponsor, or any Authorized Participant, on the other hand.

A Liquidity Provider must enter into a “Liquidity Provider Agreement” with the Liquidity Engager and the Sponsor (on behalf of the Trust), which will obligate it to obtain or receive Bitcoin in connection with creations and redemptions pursuant to Cash Orders.

As of the date of this prospectus, the Liquidity Engager has engaged JSCT, LLC, Virtu Financial Singapore Pte. Ltd., Flow Traders B.V., Cumberland DRW LLC and Flowdesk as Liquidity Providers. The Liquidity Engager intends to engage additional Liquidity Providers who are unaffiliated with the Trust in the future.

The Custodian and Prime Broker

Coinbase Custody Trust Company, LLC is a fiduciary under § 100 of the New York Banking Law and a qualified custodian for purposes of Rule 206(4)-2(d)(6) under the Investment Advisers Act. The Custodian is authorized to serve as the Trust’s custodian under the Trust Agreement and pursuant to the terms and provisions of the Prime Broker Agreement. The Custodian has its principal office at 200 Park Avenue South, Suite 1208, New York, NY 10003. A copy of the Prime Broker Agreement is available for inspection at the Sponsor’s principal office identified herein, and any description of the Prime Broker Agreement included in this Annex A is qualified in its entirety by the full text of the Prime Broker Agreement, which the Sponsor will make available for inspection upon written request.

Under the Prime Broker Agreement, the Custodian controls and secures the Trust’s “Vault Balance,” a segregated custody account to store private keys, which allow for the transfer of ownership or control of the Trust’s Bitcoins, on the Trust’s behalf. The Custodian’s services (i) allow Bitcoins to be deposited from a public blockchain address to the Trust’s Vault Balance and (ii) allow the Trust or Sponsor to withdraw Bitcoins from the Trust’s Vault Balance to a public blockchain address the Trust or Sponsor controls (the “Custodial Services”). The Vault Balance uses offline storage, or “cold” storage, mechanisms to secure the Trust’s private keys. The term cold storage refers to a safeguarding method by which the private keys corresponding to digital assets are disconnected.

The Custodian will withdraw from the Trust’s Vault Balance the number of Bitcoins necessary to pay the Trust’s expenses.

Fees paid to the Custodian are a Sponsor-paid Expense.

Under the Prime Broker Agreement, each of the Custodian and the Trust has agreed to indemnify and hold harmless the other party from any third-party claim or third-party demand (including reasonable and documented attorneys’ fees and any fines, fees or penalties imposed by any regulatory authority) arising out of or related to the Custodian’s or the Trust’s, as the case may be, breach of the Prime Broker Agreement, inaccuracy in any of the Custodian’s or the Trust’s, as the case may be, representations or warranties in the Prime Broker Agreement, or the Trust’s violation, or the Custodian’s knowing violation, of any law, rule or regulation, or the rights of any third party, except where such claim directly results from the negligence, fraud or willful misconduct of the other such party. In addition, the Trust has agreed to indemnify the Custodian with respect to any Incidental Rights or IR Virtual Currency abandoned by the Trust and any tax liability relating thereto or arising therefrom.

The Custodian and its affiliates may from time to time purchase or sell Bitcoins for their own accounts and as agent for their customers or Shares for their own accounts. The foregoing notwithstanding, Bitcoin in the Vault Balance are not treated as general assets of the Custodian and cannot be commingled with any other digital assets held by the Custodian. The Custodian serves as a fiduciary and custodian on the Trust’s behalf, and the Bitcoin in the Vault Balance are considered fiduciary assets that remain the Trust’s property at all times.

Once each calendar year, the Sponsor or the Trust may request that the Custodian deliver a certificate signed by a duly authorized officer to certify that all representations and warranties made by the Custodian in the Prime Broker Agreement are true and correct on and as of the date of such certificate, and have been true and correct throughout the preceding year. In addition, the Custodian has agreed to allow the Trust and the Sponsor to take any necessary steps to verify that satisfactory internal control system and procedures are in place, and to visit and inspect the systems on which the Custodian’s coins are held.

If the Custodian resigns in its capacity as custodian, the Sponsor may appoint an additional or replacement custodian and enter into a custodian agreement on behalf of the Trust with such custodian. Furthermore, the Sponsor and the Trust may use Bitcoin custody services or similar services provided by entities other than Coinbase Custody Trust Company, LLC at any time without prior notice to Coinbase Custody Trust Company, LLC.

Custody of the Trust’s Bitcoins

Digital assets and digital asset transactions are recorded and validated on blockchains, the public transaction ledgers of a digital asset network. Each digital asset blockchain serves as a record of ownership for all of the units of such digital asset, even in the case of certain privacy-preserving digital assets, where the transactions themselves are not publicly viewable. All digital assets recorded on a blockchain are associated with a public blockchain address, also referred to as a digital wallet. Digital assets held at a particular public blockchain address may be accessed and transferred using a corresponding private key.

Key Generation

Public addresses and their corresponding private keys are generated by the Custodian in secret key generation ceremonies at secure locations inside faraday cages, which are enclosures used to block electromagnetic fields and thus mitigate against attacks. The Custodian uses quantum random number generators to generate the public and private key pairs.

Once generated, private keys are encrypted, separated into “shards”, and then further encrypted. After the key generation ceremony, all materials used to generate private keys, including computers, are destroyed. All key generation ceremonies are performed offline. No party other than the Custodian has access to the private key shards of the Trust, including the Trust itself.

Key Storage

Private key shards are distributed geographically by the Custodial Entities in secure vaults around the world, including in the United States. The locations of the secure vaults may change regularly and are kept confidential by the Custodian and the Prime Broker for security purposes.

The Vault Balance primarily uses “cold” storage mechanisms to secure a substantial portion of the Trust’s private keys. A substantial portion of the Trust’s Bitcoin holdings are held in cold storage at all times, with a portion of the Settlement Balance held temporarily in “hot” storage from time to time, for purposes of facilitating the receipt and distribution of Bitcoins in connection with the creation and redemption of Baskets. Any Bitcoin credited to the Trust’s Settlement Balance is stored in omnibus accounts, either on the Prime Broker’s systems or at Coinbase Connected Venues, using a combination of cold and hot storage mechanisms to secure the private keys representing the assets credited to the Trust’s Settlement Balance.

Cold storage is a safeguarding method with multiple layers of protections and protocols, by which the private keys corresponding to the Trust’s Bitcoin are generated and stored in an offline manner. A digital wallet may receive deposits of digital assets but may not send digital assets without use of the digital assets’ corresponding private keys. In order to send digital assets from a digital wallet in which the private keys are kept in cold storage, either the private keys must be retrieved from cold storage and entered into an online, or hot, digital asset software program to sign the transaction, or the unsigned transaction must be transferred to the cold server in which the private keys are held for signature by the private keys and then transferred back to the online digital asset software program. At that point, the user of the digital wallet can transfer its digital assets. While private keys held in hot storage are more accessible and therefore enable more efficient transfers, such assets are more vulnerable to theft, loss or damage.

Security Procedures

The Custodian and the Prime Broker hold the Trust’s private keys in custody in accordance with the terms and provisions of the Prime Broker Agreement. Transfers to and from the Vault Balance and, where held in cold storage, the Trust’s Settlement Balance, require certain security procedures, including but not limited to, multiple encrypted private key shards, usernames, passwords and 2-step verification. Multiple private key shards held by the applicable Custodial Entity or Entities must be combined to reconstitute the private key to sign any transaction in order to transfer the Trust’s assets. Private key shards are distributed geographically by the Custodial Entities in secure vaults around the world, including in the United States.

As a result, if any one secure vault is ever compromised, this event will have no impact on the ability of the Trust to access its assets, other than a possible delay in operations, while one or more of the other secure vaults is used instead. These security procedures are intended to remove single points of failure in the protection of the Trust’s assets.

Transfers of Bitcoins to the Vault Balance from the Settlement Balance will be available to the Trust once processed on the Bitcoin Blockchain, subject to the availability of the Prime Broker’s online platform. When Bitcoin is credited to the Settlement Balance, certain movements to allocate the balance among (i) omnibus cold storage wallets and omnibus hot storage wallets on the Prime Broker’s platform; or (ii) omnibus accounts at Coinbase Connected Venues may not be viewable by the Trust via the Prime Broker’s online portal. In addition, on a monthly basis the Custodial Entities will provide the Sponsor with an account statement identifying the amount of cash and Bitcoin in the Trust’s Accounts at the end of the period and listing all account activity during that period.

The process of accessing and withdrawing Bitcoins from the Trust to redeem a Basket by an Authorized Participant follows the same general procedure as transferring Bitcoins to the Trust to create a Basket by an Authorized Participant, only in reverse. See “Description of Creation and Redemption of Shares.”

The Marketing Agent

Foreside Fund Services, LLC is the marketing agent of the Shares. Foreside Fund Services, LLC is a registered broker-dealer with the SEC and is a member of FINRA.

In its capacity as marketing agent, Foreside Fund Services, LLC provides the following services to the Sponsor: (i) assist the Sponsor in facilitating Participation Agreements between and among Authorized Participants, the Sponsor, on behalf of the Trust, and the Transfer Agent; (ii) provide prospectuses to Authorized Participants; (iii) work with the Transfer Agent to review and approve orders placed by the Authorized Participants and transmitted to the Transfer Agent; (iv) review and file applicable marketing materials with FINRA and (v) maintain, reproduce and store applicable books and records related to the services provided under the Marketing Agent Agreement.

The Sponsor has entered into a Marketing Agent Agreement with Foreside Fund Services, LLC. The Sponsor may engage additional or successor marketing agents in the future.

Valuation of Bitcoin and Determination of NAV

The Sponsor will evaluate the Bitcoins held by the Trust and determine the NAV of the Trust in accordance with the relevant provisions of the Trust Documents. The following is a description of the material terms of the Trust Documents as they relate to valuation of the Trust’s Bitcoins and the NAV calculations, which is calculated using non-GAAP methodology and is not used in the Trust’s financial statements.

On each business day at 4:00 p.m., New York time, or as soon thereafter as practicable (the “Evaluation Time”), the Sponsor will evaluate the Bitcoins held by the Trust and calculate and publish the NAV of the Trust. To calculate the NAV, the Sponsor will:

1.	Determine the Index Price as of such business day.

2.

Multiply the Index Price by the Trust’s aggregate number of Bitcoins owned by the Trust as of 4:00 p.m., New York time, on the immediately preceding day, less the aggregate number of Bitcoins payable as the accrued and unpaid Sponsor’s Fee as of 4:00 p.m., New York time, on the immediately preceding day.

3.

Add the U.S. dollar value of Bitcoins, calculated using the Index Price, receivable under pending creation orders, if any, determined by multiplying the number of the Creation Baskets represented by such creation orders by the Basket Amount and then multiplying such product by the Index Price.

4.	Subtract the U.S. dollar amount of accrued and unpaid Additional Trust Expenses, if any.

5.

Subtract the U.S. dollar value of the Bitcoins, calculated using the Index Price, which are either (i) to be distributed under pending redemption orders, if any, determined by multiplying the number of Baskets to be redeemed represented by such redemption orders by the Basket Amount and then multiplying such product by the Index Price, or (ii) to be distributed to Shareholders pursuant to a binding obligation of the Trust following the declaration of an in-kind dividend (including through interests in any liquidating trust or other vehicle formed to hold such Bitcoins) (the amount derived from steps 1 through 5 above, the “NAV Fee Basis Amount”).

6.	Subtract the U.S. dollar amount of the Sponsor’s Fee that accrues for such business day, as calculated based on the NAV Fee Basis Amount for such business day.

In the event that the Sponsor determines that the primary methodology used to determine the Index Price is not an appropriate basis for valuation of the Trust’s Bitcoins, the Sponsor will utilize the cascading set of rules as described in “—Overview of the Bitcoin Industry and Market—The Index and the Index Price.”

The Sponsor will publish the Index Price, the Trust’s NAV and the NAV per Share on the Trust’s website as soon as practicable after its determination. If the NAV and NAV per Share have been calculated using a price per Bitcoin other than the Index Price for such Evaluation Time, the publication on the Trust’s website will note the valuation methodology used and the price per Bitcoin resulting from such calculation.

In the event of a hard fork of the Bitcoin Network, the Sponsor will, if permitted by the terms of the Trust Agreement, use its discretion to determine, in good faith, which peer-to-peer network, among a group of incompatible forks of the Bitcoin Network, is generally accepted as the network for Bitcoin and should therefore be considered the appropriate network for the Trust’s purposes. The Sponsor will base its determination on a variety of then relevant factors, including (but not limited to) the following: (i) the Sponsor’s beliefs regarding expectations of the core developers of Bitcoin, users, services, businesses, miners and other constituencies and (ii) the actual continued acceptance of, mining power on, and community engagement with the Bitcoin Network.

The shareholders may rely on any evaluation furnished by the Sponsor. The determinations that the Sponsor makes will be made in good faith upon the basis of, and the Sponsor will not be liable for any errors contained in, information reasonably available to it. The Sponsor will not be liable to the Authorized Participants, the shareholders or any other person for errors in judgment. However, the preceding liability exclusion will not protect the Sponsor against any liability resulting from gross negligence, willful misconduct or bad faith in the performance of its duties.

Expenses; Sales of Bitcoins

The Trust’s only ordinary recurring expense is expected to be the Sponsor’s Fee. The Sponsor’s Fee will accrue daily in U.S. dollars at an annual rate of 0.15% of the NAV Fee Basis Amount of the Trust as of 4:00

p.m., New York time, on each day; provided that for a day that is not a business day, the calculation will be based on the NAV Fee Basis Amount from the most recent business day, reduced by the accrued and unpaid Sponsor’s Fee for such most recent business day and for each day after such most recent business day and prior to the relevant calculation date. This dollar amount for each daily accrual will then be converted into Bitcoins by reference to the same Index Price used to determine such accrual. The Sponsor’s Fee is payable in Bitcoins to the Sponsor daily in arrears.

Expenses to Be Paid by the Sponsor

The Trust pays the Sponsor’s Fee to the Sponsor. As partial consideration for its receipt of the Sponsor’s Fee from the Trust, the Sponsor is obligated under the Trust Agreement to assume and pay all fees and other expenses incurred by the Trust in the ordinary course of its affairs, excluding taxes, but including: (i) the Marketing Fee; (ii) the Administrator Fee, if any; (iii) the Custodian Fee and fees for any other security vendor engaged by the Trust; (iv) the Transfer Agent Fee; (v) the Trustee fee; (vi) fees and expenses related to the listing, quotation or trading of the Shares on any Secondary Market (including customary legal, marketing and audit fees and expenses) in an amount up to $600,000 in any given fiscal year; (vii) ordinary course legal fees and expenses; (viii) audit fees; (ix) regulatory fees, including, if applicable, any fees relating to registration of the Shares under the Securities Act or the Exchange Act; (x) printing and mailing costs; (xi) the costs of maintaining the Trust’s website; and (xii) applicable license fees (each a “Sponsor-paid Expense”), provided that any expense that qualifies as an Additional Trust Expense will be deemed to be an Additional Trust Expense and not a Sponsor-paid Expense. The Sponsor, from time to time, may temporarily waive all or a portion of the Sponsor’s Fee of the Trust in its discretion for stated periods of time. Presently, the Sponsor does not intend to waive any of the Sponsor’s Fee for the Trust and there are no circumstances under which the Sponsor has determined it will definitely waive the fee.

The Sponsor’s Fee will generally be paid in Bitcoins. After the Trust’s payment of the Sponsor’s Fee to the Sponsor, the Sponsor may elect to convert the Bitcoin received as payment of the Sponsor’s Fee into U.S. dollars. The rate at which the Sponsor converts such Bitcoin to U.S. dollars may differ from the rate at which the relevant Sponsor’s Fee was determined. The Trust will not be responsible for any fees and expenses incurred by the Sponsor to convert Bitcoin received in payment of the Sponsor’s Fee into U.S. dollars.

Extraordinary and Other Expenses

In certain extraordinary circumstances, the Trust may incur certain extraordinary, non-recurring expenses that are not Sponsor-paid Expenses, including, but not limited to: taxes and governmental charges; expenses and costs of any extraordinary services performed by the Sponsor (or any other service provider) on behalf of the Trust to protect the Trust or the interests of shareholders; any indemnification of the Custodian or other agents, service providers or counterparties of the Trust; the fees and expenses related to the listing, quotation or trading of the Shares on any Secondary Market (including legal, marketing and audit fees and expenses) to the extent exceeding $600,000 in any given fiscal year; and extraordinary legal fees and expenses, including any legal fees and expenses incurred in connection with litigation, regulatory enforcement or investigation matters (collectively, “Additional Trust Expenses”). If Additional Trust Expenses are incurred, the Trust will be required to pay these Additional Trust Expenses by selling or delivering Bitcoins. Generally, the Sponsor will cover such expenses on behalf of the Trust and the Trust will reimburse the Sponsor by delivering to the Sponsor Bitcoin in an amount equal to such expenses. When the Trust and the Sponsor, acting on behalf of the Trust, sell or deliver, as applicable, Bitcoin, they generally do not transact directly with counterparties other than the Authorized Participant, a Liquidity Provider or other similarly eligible financial institutions that are subject to federal and state licensing requirements and maintain practices and policies designed to comply with AML and KYC regulations.

The Sponsor or any of its affiliates may be reimbursed only for the actual cost to the Sponsor or such affiliate of any expenses that it advances on behalf of the Trust for payment of which the Trust is responsible. In addition, the Trust Agreement prohibits the Trust from paying to the Sponsor or such affiliate for indirect expenses incurred in performing services for the Trust in its capacity as the Sponsor (or an affiliate of the Sponsor) of the Trust, such as salaries and fringe benefits of officers and directors, rent or depreciation, utilities and other administrative items generally falling within the category of the Sponsor’s “overhead.”

Disposition of Bitcoins

To cause the Trust to pay the Sponsor’s Fee, the Sponsor will instruct the Custodian to (i) withdraw from the Vault Balance the number of Bitcoins, determined as described above in “—Expenses; Sales of Bitcoins,” equal to the accrued but unpaid Sponsor’s Fee and (ii) transfer such Bitcoins to an account maintained by the Custodian for the Sponsor at such times as the Sponsor determines in its absolute discretion. In addition, if the Trust incurs any Additional Trust Expenses, the Sponsor or its delegates (i) will instruct the Custodian to withdraw from the Vault Balance Bitcoins in such quantity as may be necessary to permit payment of such Additional Trust Expenses and (ii) may either (x) cause the Trust to convert such Bitcoins into U.S. dollars or other fiat currencies at the Actual Exchange Rate or (y) when the Sponsor incurs such expenses on behalf of the Trust, cause the Trust (or its delegate) to deliver such Bitcoins in kind to the Sponsor, in each case in such quantity as may be necessary to permit payment of such Additional Trust Expenses. The Sponsor’s Fee and Additional Trust Expenses payable by the Trust will generally be paid in Bitcoin. Shareholders do not have the option of choosing to pay their proportionate shares of Additional Trust Expenses in lieu of having their shares of Additional Trust Expenses paid by the Trust’s delivery or disposition of Bitcoins. Assuming that the Trust is a grantor trust for U.S. federal income tax purposes, the transfer or sale of Bitcoins to pay the Trust’s expenses will be a taxable event for shareholders. See “Material U.S. Federal Income Tax Consequences—Tax Consequences to U.S. Holders.”

Because the number of Bitcoins held by the Trust will decrease as a consequence of the payment of the Sponsor’s Fee in Bitcoins or the sale of Bitcoins to pay Additional Trust Expenses (and the Trust will incur additional fees associated with converting Bitcoins into U.S. dollars), the number of Bitcoins represented by a Share will decline at such time and the Trust’s NAV may also decrease. Accordingly, the shareholders will bear the cost of the Sponsor’s Fee and any Additional Trust Expenses. New Bitcoins deposited into the Vault Balance in exchange for additional new Baskets issued by the Trust will not reverse this trend.

The Sponsor will also cause the sale of the Trust’s Bitcoins if the Sponsor determines that sale is required by applicable law or regulation or in connection with the termination and liquidation of the Trust. The Sponsor will not be liable or responsible in any way for depreciation or loss incurred by reason of any sale of Bitcoins.

The quantity of Bitcoins to be delivered to the Sponsor or other relevant payee in payment of the Sponsor’s Fee or any Additional Trust Expenses, or sold to permit payment of Additional Trust Expenses, will vary from time to time depending on the level of the Trust’s expenses and the value of Bitcoins held by the Trust. See “—Expenses; Sales of Bitcoin.” Assuming that the Trust is a grantor trust for U.S. federal income tax purposes, each delivery or sale of Bitcoins by the Trust for the payment of expenses will be a taxable event to shareholders. See “Material U.S. Federal Income Tax Consequences—Tax Consequences to U.S. Holders.”

Hypothetical Expense Example

The following table illustrates the anticipated impact of the payment of the Trust’s expenses on the number of Bitcoins represented by each outstanding Share for three years. It assumes that the only transfers of Bitcoins will be those needed to pay the Sponsor’s Fee and that the price of Bitcoins and the number of Shares remain constant during the three-year period covered. The table does not show the impact of any Additional Trust Expenses. Any Additional Trust Expenses, if and when incurred, will accelerate the decrease in the fractional number of Bitcoins represented by each Share. In addition, the table does not show the effect of any waivers of the Sponsor’s Fee that may be in effect from time to time.

	Year
	1	2	3
Hypothetical price per Bitcoin, beginning	$100.00	$100.00	$100.00
Sponsor’s Fee	0.15%	0.15%	0.15%
Shares of Trust, beginning	100,000.00	100,000.00	100,000.00
Bitcoins in Trust, beginning	10,000.00	9,895.00	9,970.02
Hypothetical value of Bitcoins in Trust	$1,000,000.00	$998,500.00	$997,002.00
Beginning NAV of the Trust	$1,000,000.00	$998,500.00	$997,002.00
Bitcoins to be delivered to cover the Sponsor’s Fee	15.00	14.98	14.96
Bitcoins in Trust, ending	9,985.00	9,970.02	9,955.06
Ending NAV of the Trust	$998,500.00	$997,002.00	$995,506.00
Ending NAV per share	$9.99	$9.97	$9.96
Hypothetical price per Bitcoin, ending	$100.00	$100.00	$100.00

Discretion of the Index Provider

The Index Provider has sole discretion over the determination of Index Price and may change the methodologies for determining the Index Price from time to time.

Description of the Trust Agreement

The following is a description of the material terms of the Trust Agreement. The Trust Agreement establishes the roles, rights and duties of the Sponsor and the Trustee.

The Sponsor

Liability of the Sponsor and Indemnification

Neither the Sponsor nor the Trust insure the Trust’s Bitcoins. The Sponsor and its affiliates (each a “Covered Person”) will not be liable to the Trust or any shareholder for any loss suffered by the Trust which arises out of any action or inaction of such Covered Person if such Covered Person determined in good faith that such course of conduct was in the best interests of the Trust. However, the preceding liability exclusion will not protect any Covered Person against any liability resulting from its own willful misconduct, bad faith or gross negligence in the performance of its duties.

Each Covered Person will be indemnified by the Trust against any loss, judgment, liability, expense incurred or amount paid in settlement of any claim sustained by it in connection with the Covered Person’s activities for the Trust, provided that (i) the Covered Person was acting on behalf of, or performing services for, the Trust and had determined, in good faith, that such course of conduct was in the best interests of the Trust and such liability or loss was not the result of fraud, gross negligence, bad faith, willful misconduct or a material breach of the Trust Agreement on the part of such Covered Person and (ii) any such indemnification will be recoverable only from the property of the Trust. Any amounts payable to an indemnified party will be payable in advance under certain circumstances.

Fiduciary and Regulatory Duties of the Sponsor

The Sponsor is not effectively subject to the duties and restrictions imposed on “fiduciaries” under both statutory and common law. Rather, the general fiduciary duties that would apply to the Sponsor are defined and limited in scope by the Trust Agreement.

Under Delaware law, a shareholder may bring a derivative action if the shareholder is a shareholder at the time the action is brought and either (i) was a shareholder at the time of the transaction at issue or (ii) acquired the status of shareholder by operation of law or the Trust’s governing instrument from a person who was a shareholder at the time of the transaction at issue. Additionally, Section 3816(e) of the Delaware Statutory Trust Act specifically provides that “a beneficial owner’s right to bring a derivative action may be subject to such additional standards and restrictions, if any, as are set forth in the governing instrument of the statutory trust, including, without limitation, the requirement that beneficial owners owning a specified beneficial interest in the statutory trust join in the bringing of the derivative action.” In addition to the requirements of applicable law, the Trust Agreement provides that no shareholder will have the right, power or authority to bring or maintain a derivative action, suit or other proceeding on behalf of the Trust unless two or more shareholders who (i) are not “Affiliates” (as defined in the Trust Agreement and below) of one another and (ii) collectively hold at least 10.0% of the outstanding Shares join in the bringing or maintaining of such action, suit or other proceeding. The Trust selected the 10.0% ownership threshold because the Trust believed that this was a threshold that investors would be comfortable with based on market precedent.

This provision applies to any derivative action brought in the name of the Trust other than claims brought under the federal securities laws or the rules and regulations thereunder, to which Section 7.4 does not apply. Due to this additional requirement, a shareholder attempting to bring a derivative action in the name of the Trust will be required to locate other shareholders with which it is not affiliated and that have sufficient Shares to meet the 10.0% threshold based on the number of Shares outstanding on the date the claim is brought and thereafter throughout the duration of the action, suit or proceeding.

“Affiliate” is defined in the Trust Agreement to mean any natural person, partnership, limited liability company, statutory trust, corporation, association or other legal entity (each, a “Person”) directly or indirectly owning, controlling or holding with power to vote 10% or more of the outstanding voting securities of such Person, (ii) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by such Person, (iii) any Person, directly or indirectly, controlling, controlled by or under common control of such Person, (iv) any employee, officer, director, member, manager or partner of such Person, or (v) if such Person is an employee, officer, director, member, manager or partner, any Person for which such Person acts in any such capacity.

Any shareholders seeking to bring a derivative action may determine whether the 10.0% ownership threshold required to bring a derivative action has been met by dividing the number Shares owned by such shareholders by the total number of Shares outstanding. Following the effectiveness of the registration statement of which this prospectus forms a part, shareholders may determine the total number of Shares outstanding by reviewing the Trust’s annual filings on Form 10-K, quarterly filings on Form 10-Q and current reports on Form 8-K reporting sales of unregistered securities pursuant to Item 3.02 thereof, or by requesting the number of Shares outstanding at any time from the Sponsor pursuant to Sections 7.2 and 8.1 of the Trust Agreement and Section 3819(a) of the DSTA. Because the Trust is a grantor trust, it may only issue one class of securities, the Shares.

The Trust offers Shares on a periodic basis at such times and for such periods as the Sponsor determines in its sole discretion. As a result, in order to maintain the 10.0% ownership threshold required to maintain a derivative action, shareholders may need to increase their holdings or locate additional shareholders during the pendency of a claim. The Trust will post the number of Shares outstanding as of the end of each month on its website and as of the end of each quarter in its annual and quarterly filings with the SEC. The Trust additionally will report sales of unregistered securities on Form 8-K pursuant to Item 3.02 thereof. Following the effectiveness of the registration statement of which this prospectus forms a part, shareholders may monitor the number of Shares outstanding at any time for purposes of calculating their ownership threshold by reviewing the Trust’s website and SEC filings and by requesting the number of Shares outstanding on any date from the Sponsor at any time pursuant to Sections 7.2 and 8.1 of the Trust Agreement. Shareholders have the opportunity at any time to increase their holdings or locate other shareholders to maintain the 10.0% threshold throughout the duration of a derivative claim. Shareholders may do so by contacting shareholders that are required to file Schedule 13Ds or Schedule 13Gs with the SEC or by requesting from the Sponsor the list of the names and last known address of all shareholders pursuant to Sections 7.2 and 8.1 of the Trust Agreement and Section 3819(a) of the DSTA.

The Sponsor is not aware of any reason to believe that Section 7.4 of the Trust Agreement is not enforceable under state or federal law. The Court of Chancery of Delaware has stated that “[t]he DSTA is enabling in nature and, as such, permits a trust through its declarations of trust to delineate additional standards and requirements with which a stockholder-plaintiff must comply to proceed derivatively in the name of the trust.” Hartsel v. Vanguard Group., Inc., Del. Ch. June 15, 2011. However, there is limited case law addressing the enforceability of provisions like Section 7.4 under state and federal law and it is possible that this provision would not be enforced by a court in another jurisdiction or under other circumstances.

Beneficial owners may have the right, subject to certain legal requirements, to bring class actions in federal court to enforce their rights under the federal securities laws and the rules and regulations promulgated thereunder by the SEC. Beneficial owners who have suffered losses in connection with the purchase or sale of their beneficial interests may be able to recover such losses from the Sponsor where the losses result from a violation by the Sponsor of the anti-fraud provisions of the federal securities laws.

Actions Taken to Protect the Trust

The Sponsor may prosecute, defend, settle or compromise actions or claims at law or in equity that it considers necessary or proper to protect the Trust or the interests of the shareholders. The expenses incurred by the Sponsor in connection therewith (including the fees and disbursements of legal counsel) will be expenses of the Trust and are deemed to be Additional Trust Expenses. The Sponsor will be entitled to be reimbursed for the Additional Trust Expenses it pays on behalf of the Trust.

Successor Sponsors

If the Sponsor is adjudged bankrupt or insolvent, the Trust may dissolve and a Liquidating Trustee may be appointed to terminate and liquidate the Trust and distribute its remaining assets. The Trustee will have no obligation to appoint a successor sponsor or to assume the duties of the Sponsor, and will have no liability to any person because the Trust is or is not terminated. However, if a certificate of dissolution or revocation of the Sponsor’s charter is filed (and ninety (90) days have passed after the date of notice to the Sponsor of revocation without a reinstatement of the Sponsor’s charter) or the withdrawal, removal, adjudication or admission of bankruptcy or insolvency of the Sponsor has occurred, shareholders holding at least a majority (over 50%) of the Shares may agree in writing to continue the affairs of the Trust and to select, effective as of the date of such event, one or more successor Sponsors within ninety (90) days of any such event.

The Trustee

The Trustee is a fiduciary under the Trust Agreement and must satisfy the requirements of Section 3807 of the Delaware Trust Statute. However, the fiduciary duties, responsibilities and liabilities of the Trustee are limited by, and are only those specifically set forth in, the Trust Agreement.

Limitation on Trustee’s Liability

Under the Trust Agreement, the Sponsor has exclusive control of the management of all aspects of the activities of the Trust and the Trustee has only nominal duties and liabilities to the Trust. The Trustee is appointed to serve as the trustee for the sole purpose of satisfying Section 3807(a) of the DSTA which requires that the Trust have at least one trustee with a principal place of business in the State of Delaware. The duties of the Trustee are limited to (i) accepting legal process served on the Trust in the State of Delaware and (ii) the execution of any certificates required to be filed with the Delaware Secretary of State which the Trustee is required to execute under the DSTA.

To the extent the Trustee has duties (including fiduciary duties) and liabilities to the Trust or the shareholders under the DSTA, such duties and liabilities will be replaced by the duties and liabilities of the Trustee expressly set forth in the Trust Agreement. The Trustee will have no obligation to supervise, nor will it be liable for, the acts or omissions of the Sponsor, Transfer Agent, Custodian or any other person. Neither the Trustee, either in its capacity as trustee or in its individual capacity, nor any director, officer or controlling person of the Trustee is, or has any liability as, the issuer, director, officer or controlling person of the issuer of Shares. The Trustee’s liability is limited solely to the express obligations of the Trustee as set forth in the Trust Agreement.

Under the Trust Agreement, the Sponsor has the exclusive management, authority and control of all aspects of the activities of the Trust. The Trustee has no duty or liability to supervise or monitor the performance of the Sponsor, nor does the Trustee have any liability for the acts or omissions of the Sponsor. The existence of a trustee should not be taken as an indication of any additional level of management or supervision over the Trust. The Trust Agreement provides that the management authority with respect to the Trust is vested directly in the Sponsor and that the Trustee is not responsible or liable for the genuineness, enforceability, collectability, value, sufficiency, location or existence of any of the Bitcoins or other assets of the Trust.

Possible Repayment of Distributions Received by Shareholders; Indemnification by Shareholders

The Shares are limited liability investments. Investors may not lose more than the amount that they invest plus any profits recognized on their investment. Although it is unlikely, the Sponsor may, from time to time, make distributions to the shareholders. However, shareholders could be required, as a matter of bankruptcy law, to return to the estate of the Trust any distribution they received at a time when the Trust was in fact insolvent or in violation of its Trust Agreement. In addition, the Trust Agreement provides that shareholders will indemnify the Trust for any harm suffered by it as a result of shareholders’ actions unrelated to the activities of the Trust.

The foregoing repayment of distributions and indemnity provisions (other than the provision for shareholders indemnifying the Trust for taxes imposed upon it by a state, local or foreign taxing authority, which is included only as a formality due to the fact that many states do not have statutory trust statutes therefore the tax status of the Trust in such states might, theoretically, be challenged) are commonplace in statutory trusts and limited partnerships.

Indemnification of the Trustee

The Trustee and any of the officers, directors, employees and agents of the Trustee will be indemnified by the Trust as primary obligor and the Sponsor as secondary obligor and held harmless against any loss, damage, liability, claim, action, suit, cost, expense, disbursement (including the reasonable fees and expenses of counsel), tax or penalty of any kind and nature whatsoever, arising out of, imposed upon or asserted at any time against such indemnified person in connection with the performance of its obligations under the Trust Agreement, the creation, operation or termination of the Trust or the transactions contemplated therein; provided, however, that neither the Trust nor the Sponsor will be required to indemnify any such indemnified person for any such expenses which are a result of the willful misconduct, bad faith or gross negligence of such indemnified person.

If the Trust has insufficient assets or improperly refuses to pay such an indemnified person within 60 days of a request for payment owed under the Trust Agreement, the Sponsor will, as secondary obligor, compensate or reimburse the Trustee or indemnify, defend and hold harmless such an indemnified person as if it were the primary obligor under the Trust Agreement. Any amount payable to such an indemnified person under the Trust Agreement may be payable in advance under certain circumstances and will be secured by a lien on the Trust property. The obligations of the Sponsor and the Trust to indemnify such indemnified persons under the Trust Agreement will survive the termination of the Trust Agreement.

Holding of Trust Property

The Trust will hold and record the ownership of the Trust’s assets in a manner such that it will be owned for the benefit of the shareholders for the purposes of, and subject to and limited by the terms and conditions set forth in, the Trust Agreement. The Trust will not create, incur or assume any indebtedness or borrow money from or loan money to any person. The Trustee may not commingle its assets with those of any other person.

The Trustee may employ agents, attorneys, accountants, auditors and nominees and will not be answerable for the conduct or misconduct of any such custodians, agents, attorneys or nominees if such custodians, agents, attorneys and nominees have been selected with reasonable care.

Resignation, Discharge or Removal of Trustee; Successor Trustees

The Trustee may resign as Trustee by written notice of its election so to do, delivered to the Sponsor with at least 180 days’ notice. The Sponsor may remove the Trustee in its discretion. If the Trustee resigns or is removed, the Sponsor, acting on behalf of the shareholders, will appoint a successor trustee. The successor Trustee will become fully vested with all of the rights, powers, duties and obligations of the outgoing Trustee.

If the Trustee resigns and no successor trustee is appointed within 180 days after the Trustee notifies the Sponsor of its resignation, the Trustee will terminate and liquidate the Trust and distribute its remaining assets.

Amendments to the Trust Agreement

In general, the Sponsor may amend the Trust Agreement without the consent of any shareholder. In particular, the Sponsor may, without the approval of the shareholders, amend the Trust Agreement if the Trust is advised at any time by the Trust’s accountants or legal counsel that the amendments are necessary to permit the Trust to take the position that it is a grantor trust for U.S. federal income tax purposes. However, the Sponsor may not make an amendment, or otherwise supplement the Trust Agreement, if such amendment or supplement would permit the Sponsor, the Trustee or any other person to vary the investment of the shareholders (within the meaning of applicable Treasury Regulations) or would otherwise adversely affect the status of the Trust as a grantor trust for U.S. federal income tax purposes. In addition, no amendments to the Trust Agreement that materially adversely affect the interests of shareholders may be made without the vote of at least a majority (over 50%) of the Shares (not including any Shares held by the Sponsor or its affiliates). A shareholder will be deemed to have consented to a modification or amendment of the Trust Agreement if the Sponsor has notified the shareholders in writing of the proposed modification or amendment and the shareholder has not, within 20 calendar days of such notice, notified the Sponsor in writing the shareholder objects to such modification or amendment.

Termination of the Trust

The Trust will dissolve if any of the following events occur:

•	a U.S. federal or state regulator requires the Trust to shut down or forces the Trust to liquidate its Bitcoins or seizes, impounds or otherwise restricts access to Trust assets;

•	any ongoing event exists that either prevents the Trust from making or makes impractical the Trust’s reasonable efforts to make a fair determination of the Index Price;

•	any ongoing event exists that either prevents the Trust from converting or makes impractical the Trust’s reasonable efforts to convert Bitcoins to U.S. dollars; or

•

a certificate of dissolution or revocation of the Sponsor’s charter is filed (and 90 days have passed since the date of notice to the Sponsor of revocation without a reinstatement of its charter) or the withdrawal, removal, adjudication or admission of bankruptcy or insolvency of the Sponsor has occurred, unless (i) at the time there is at least one remaining Sponsor and that remaining Sponsor carries on the Trust or (ii) within 90 days of any such event shareholders holding at least a majority (over 50%) of Shares, not including Shares held by the Sponsor and its affiliates, agree in writing to continue the activities of the Trust and to select, effective as of the date of such event, one or more successor Sponsors.

The Sponsor may, in its sole discretion, dissolve the Trust if any of the following events occur:

•	the SEC determines that the Trust is an investment company required to be registered under the Investment Company Act of 1940;

•	the CFTC determines that the Trust is a commodity pool under the CEA;

•

the Trust is determined to be a “money service business” under the regulations promulgated by FinCEN under the authority of the U.S. Bank Secrecy Act and is required to comply with certain FinCEN regulations thereunder;

•

the Trust is required to obtain a license or make a registration under any state law regulating money transmitters, money services businesses, providers of prepaid or stored value or similar entities, or virtual currency businesses;

•	the Trust becomes insolvent or bankrupt;

•	the Custodian resigns or is removed without replacement;

•	all of the Trust’s assets are sold;

•	the Sponsor determines that the aggregate net assets of the Trust in relation to the expenses of the Trust make it unreasonable or imprudent to continue the affairs of the Trust;

•

the Sponsor receives notice from the IRS or from counsel for the Trust or the Sponsor that the Trust fails to qualify for treatment, or will not be treated, as a grantor trust under the U.S. Internal Revenue Code of 1986, as amended (the “Code”);

•	if the Trustee notifies the Sponsor of the Trustee’s election to resign and the Sponsor does not appoint a successor trustee within 180 days; or

•	the Sponsor determines, in its sole discretion, that it is desirable or advisable for any reason to discontinue the affairs of the Trust.

The Sponsor may determine that it is desirable or advisable to discontinue the affairs of the Trust for a variety of reasons. For example, the Sponsor may terminate the Trust if a federal court upholds an allegation that Bitcoin is a security under the federal securities laws.

The death, legal disability, bankruptcy, insolvency, dissolution, or withdrawal of any shareholder (as long as such shareholder is not the sole shareholder of the Trust) will not result in the termination of the Trust, and such shareholder, his or her estate, custodian or personal representative will have no right to a redemption or value such shareholder’s Shares. Each shareholder (and any assignee thereof) expressly agrees that in the event of his or her death, he or she waives on behalf of himself or herself and his or her estate, and he or she directs the legal representative of his or her estate and any person interested therein to waive the furnishing of any inventory, accounting or appraisal of the assets of the Trust and any right to an audit or examination of the books of account for the Trust, except for such rights as are set forth in Article VIII of the Trust Agreement relating to the books of account and reports of the Trust.

Upon dissolution of the Trust and surrender of Shares by the shareholders, shareholders will receive a distribution in U.S. dollars or interests in any liquidating trust or other vehicle formed to hold Bitcoin at the sole discretion of the Sponsor, after the Sponsor has sold the Trust’s Bitcoin, if applicable, and has paid or made provision for the Trust’s claims and obligations.

If the Trust is forced to liquidate, the Trust will be liquidated under the Sponsor’s direction. The Sponsor, on behalf of the Trust, will engage directly with Digital Asset Markets to liquidate the Trust’s Bitcoin as promptly as possible while obtaining the best fair value possible. The proceeds therefrom will be applied and distributed in the following order of priority: (a) to the expenses of liquidation and termination and to creditors, including shareholders who are creditors, to the extent otherwise permitted by law, in satisfaction of liabilities of the Trust other than liabilities for distributions to shareholders and (b) to the holders of Shares pro rata in accordance with the respective percentage of percentages of Shares that they hold. It is expected that the Sponsor would be subject to the same regulatory requirements as the Trust, and therefore, the markets available to the Sponsor will be the same markets available to the Trust.

Governing Law

The Trust Agreement and the rights of the Sponsor, Trustee and shareholders under the Trust Agreement are governed by the laws of the State of Delaware.

Description of the Prime Broker Agreement

The Prime Broker Agreement establishes the rights and responsibilities of the Custodian, the Prime Broker, the Sponsor and the Trust with respect to the Trust’s Bitcoin which is held in accounts maintained and operated by the Custodian, as a fiduciary with respect to the Trust’s assets, and the Prime Broker (together with the Custodian, the “Custodial Entities”) on behalf of the Trust. For a general description of the Custodian’s obligations, see “—Service Providers of the Trust—The Custodian and Prime Broker.”

Account; Location of Bitcoins

All of the Trust’s Bitcoin, other than that which is credited to a settlement balance maintained with the Prime Broker (the “Settlement Balance”), is held in custody accounts maintained on the books of the Custodian, as to which the Custodian controls the private keys which allow for the transfer of ownership or control of the Trust’s Bitcoin on the Trust’s behalf (the “Vault Balance”). The Prime Broker Agreement provides that the Trust’s Vault Balance will be held by the Custodian in segregated wallets or accounts. The Custodian will keep all of the private keys associated with the Trust’s Bitcoin held in the Vault Balance in an offline manner. The term “cold storage” refers to a safeguarding method where the storage of private keys may involve keeping such keys’ materials on a non-networked computer or electronic device or storing the private keys on a storage device. Cold storage is a safeguarding method with multiple layers of protections and protocols, by which the private keys corresponding to the Trust’s Bitcoin are generated and stored in an offline manner. The term “hot storage” refers to the safeguarding method by which the private keys are held online, where they are more accessible, leading to more efficient transfers, though they are potentially more vulnerable to theft, loss or damage.

Additionally, at the Sponsor’s discretion, a portion of the Trust’s Bitcoin holdings may be credited to the Settlement Balance, which will be reflected in a ledger maintained on the books of the Prime Broker. The Prime Broker Agreement provides that any Bitcoin credited to the Trust’s Settlement Balance will be held (i) in omnibus cold storage wallets; (ii) in omnibus hot storage wallets; or (iii) in omnibus accounts with one of the third-party venues to which Coinbase has established connections (each, a “Coinbase Connected Venue”). The

Settlement Balance shall be separate from the Vault Balance and any other account(s) the Trust or the Sponsor maintain with the Custodian. From time to time, the Prime Broker may temporarily keep a portion of the private keys associated with the Bitcoin credited to the Trust’s Settlement Balance in hot storage for purposes of facilitating the receipt and distribution of Bitcoins in connection with the creation and redemption of Baskets.

Private key shards associated with the Trust’s Bitcoin are distributed geographically by the Custodial Entities in secure vaults around the world, including in the United States. The locations of the secure vaults may change and are kept confidential by the Custodian for security purposes.

The Prime Broker Agreement states that the Custodian serves as a fiduciary and custodian on the Trust’s behalf with respect to the Trust’s Bitcoin held in the Vault Balance and the Bitcoin in the Vault Balance are considered fiduciary assets that remain the Trust’s property at all times and are not treated as general assets of the Custodian. Under the Prime Broker Agreement, the Custodian represents and warrants that it has no right, interest, or title in the Bitcoin in the Trust’s Vault Balance, and agrees that it will not, directly or indirectly, lend, pledge, hypothecate or rehypothecate such digital assets. The Custodian does not reflect such digital assets as assets on the balance sheet of the Custodian, but does reflect the obligation to safeguard such digital assets with a corresponding asset measured at fair value for such obligation. With respect to the Trust’s Bitcoin credited to the Settlement Balance, the Prime Broker maintains an internal ledger that specifies the Bitcoin credited to the Trust’s Settlement Balance. The Prime Broker Agreement states that the Prime Broker treats such Bitcoin as custodial assets held for the benefit of the Trust, and shall not be considered the property of the Prime Broker. Additionally, under the Prime Broker Agreement, the Prime Broker represents and warrants that it will not, directly or indirectly, sell, transfer, loan, rehypothecate or otherwise alienate the Trust’s Bitcoin credited to the Settlement Balance.

The Prime Broker Agreement also contains an agreement by the parties to treat the digital assets credited to the Trust’s Vault Balance and Settlement Balance as “financial assets” under Article 8 of the New York Uniform Commercial Code (“Article 8”) and to treat the Vault Balance and Settlement Balance as “securities accounts” with respect to which the Trust is the “entitlement holder” within the meaning of Article 8. The Custodial Entities’ ultimate parent, Coinbase Global, Inc. (“Coinbase Global”), has stated in its most recent public securities filings that in light of the inclusion in its custody agreements of provisions relating to Article 8 it believes that a court would not treat custodied digital assets as part of its general estate, although due to the novelty of digital assets courts have not yet considered this type of treatment for custodied digital assets. See “Risk Factors—The Trust relies on third-party service providers to perform certain functions essential to the affairs of the Trust and the replacement of such service providers could pose a challenge to the safekeeping of the Trust’s Bitcoin and to the operations of the Trust.”

Safekeeping of Bitcoins

The Custodian will use commercially reasonable efforts to keep in safe custody on behalf of the Trust all Bitcoin received by the Custodian. All Bitcoin credited to the Vault Balance will (i) be held in the Vault Balance at all times, and the Vault Balance will be controlled by the Custodian; (ii) be labeled or otherwise appropriately identified as being held for the Trust; (iii) be held on a non-fungible basis; (iv) not be commingled with other digital assets held by the Custodian, whether held for the Custodian’s own account or the account of other clients other than the Trust; and (v) not without the prior written consent of the Trust be deposited or held with any third-party depositary, custodian, clearance system or wallet. Additionally, the Custodian will use commercially reasonable efforts to keep the private key or keys for the Vault Balance secure, and will not disclose such keys to the Trust, the Sponsor or to any other individual or entity except to the extent that any keys are disclosed consistent with a standard of commercially reasonable efforts and as part of a multiple signature solution that would not result in the Trust or the Sponsor “storing, holding, or maintaining custody or control of” the Bitcoin “on behalf of others” within the meaning of the New York BitLicense Rule (23 NYCRR Part 200) as in effect as of June 24, 2015 such that it would require the Trust or the Sponsor to become licensed under such law.

Bitcoin credited to the Trust’s Settlement Balance may be held in omnibus wallets maintained by the Prime Broker and/or at Coinbase Connected Venues. While the Bitcoin credited to the Trust’s Settlement Balance could be commingled with other assets, the Bitcoin in the Trust’s Settlement Balance will represent entitlement to a pro-rata share of the Bitcoin held in such omnibus wallets and/or at Coinbase Connected Venues. In all circumstances the Prime Broker will keep an internal ledger that specifies the assets credited to the Settlement Balance such that the Trust, its auditors and regulators can identify the Trust’s pro-rata share of the Bitcoin held in omnibus wallets and/or at Coinbase Connected Venues. Neither the Trust nor the Sponsor have a contractual relationship with the Coinbase Connected Venues utilized by the Custodial Entities.

Insurance

Pursuant to the terms of the Prime Broker Agreement, the Custodian is required to maintain insurance in such types and amounts as are commercially reasonable for the custodial services it provides. The Custodian has advised the Sponsor that it has insurance coverage pursuant to policies held by Coinbase Global, which procures fidelity (or crime) insurance coverage at commercially reasonable amounts for the custodial services provided. This insurance coverage is limited to losses of the digital assets the Custodian custodies on behalf of its clients, including the Trust’s Bitcoin, resulting from theft, including internal theft by employees of Coinbase and its subsidiaries and theft or fraud by a director of Coinbase if the director is acting in the capacity of an employee of Coinbase or its subsidiaries. Although the Prime Broker is not required to maintain insurance under the terms of the Prime Broker Agreement, the Custodial Entities have also advised the Sponsor that they maintain insurance coverage pursuant to such policies held by Coinbase Global.

Deposits, Withdrawals and Storage

The Custodian and the Prime Broker provide for: (i) holding of the Trust’s Bitcoin in the Vault Balance and the Settlement Balance; (ii) transfer of the Trust’s Bitcoin between the relevant Vault Balance and the Settlement Balance; (iii) the deposit of Bitcoin from a public blockchain address into the respective account or accounts in which the Vault Balance or the Settlement Balance are maintained; and (iv) the withdrawal of Bitcoin from the Vault Balance to a public blockchain address the Trust controls (each such transaction is a “Custody Transaction”) (collectively, the “Custodial and Prime Broker Services”).

The Custodian reserves the right to refuse to process or to cancel any pending Custody Transaction as required by law or in response to a subpoena, court order, or other binding government order or to enforce transaction, threshold, and condition limits, in each case as communicated to the Trust as soon as reasonably practicable where the Custodian is permitted to do so, or if the Custodian reasonably believes that the Custody Transaction may violate or facilitate the violation of an applicable law, regulation or applicable rule of a governmental authority or self-regulatory organization. The Custodial Entities may suspend, restrict or terminate the Trust’s and the Sponsor’s access to the Custodial and Prime Broker Services, and/or suspend, restrict or close the Accounts if the Trust or Sponsor has taken certain actions, including any prohibited use or prohibited business as set forth in the Prime Broker Agreement or if either or both of the Custodial Entities are required to do so by a subpoena, court order, or other binding government order.

From the time the Custodian has verified the authorization of a complete set of instructions to withdraw Bitcoins from the Vault Balance, the Custodian will have a limited amount of time to process and complete such withdrawal. The Custodian will ensure that initiated deposits are processed in a timely manner but the Custodian makes no representations or warranties regarding the amount of time needed to complete processing which is dependent upon many factors outside of the Custodian’s control. Transactions relating to Bitcoin held in the Settlement Balance occur on the Bitcoin Blockchain.

The Custodial Entities make no other representations or warranties with respect to the availability and/or accessibility of Bitcoin or the availability and/or accessibility of the Vault Balance, the Settlement Balance or the Custodial and Prime Broker Services.

Security of the Accounts

The Custodial Entities securely store all digital asset private keys held by the Custodian on secure servers or offline, in cold storage. Under the Prime Broker Agreement, the Custodian must use commercially reasonable efforts to keep the private key or keys to the Vault Balance secure, and may not disclose such private keys to the Sponsor, Trust or any other individual or entity.

The Custodial Entities have implemented and will maintain reasonable information security programs that include policies and procedures that are reasonably designed to safeguard the Custodial Entities’ electronic systems and the Trust’s and the Sponsor’s confidential information from, among other things, unauthorized access or misuse. In the event of a Data Security Event (as defined in the Prime Broker Agreement), the Custodial Entities will promptly (subject to any legal or regulatory requirements) notify the Trust and the Sponsor.

Record Keeping; Inspection and Auditing

The Custodian will keep timely and accurate records as to the deposit, disbursement, investment and reinvestment of the Bitcoin in the Vault Balance, and such records must be retained by the Custodian for no less than seven years. The Prime Broker Agreement also provides that each Custodial Entity will permit, to the extent it may legally do so, the Trust’s third-party representatives, upon thirty days’ notice, to inspect, take extracts from and audit the records that it maintains, take such steps as necessary to verify that satisfactory internal control systems and procedures are in place, as the Trust may reasonably request. The Prime Broker is obligated to notify the Trust of any audit report prepared by its internal or independent auditors if such report reveals any material deficiencies or makes any material objections.

The Trust and the Sponsor obtain and perform a comprehensive review of the Services Organization Controls (“SOC”) 1 report and SOC 2 each year. For additional information, see “—Description of Trust Documents—Description of the Prime Broker Agreement.” In addition to the review of SOC 1 and SOC 2 reports, the Trust, the Sponsor and/or their respective auditors may inspect or audit the Custodian’s records in a variety of manners if considered necessary. Such processes, may include validating the existing balances as reflected on the Custodian’s user interface to nodes of the underlying blockchain and confirming that such digital assets are associated with its public keys to validate the existence and exclusive ownership of the digital assets. To validate software functionality of the private keys, the Trust may transfer a portion of its digital assets from one public key to another public key of the Trust.

The Trust, the Sponsor and their independent auditors may evaluate the Custodian’s protection of private keys and other customer information, including review of supporting documentation related to the processes surrounding key lifecycle management, the key generation process (hardware, software, and algorithms associated with generation) the infrastructure used to generate and store private keys, how private keys are stored (for example, cold wallets), the segregation of duties in the authorization of digital asset transactions, and the number of users required to process a transaction and the monitoring of addresses for any unauthorized activity. For additional information, see “—Custody of the Trust’s Bitcoins.”

Once each calendar year, the Trust and the Sponsor will be entitled to request that the Custodial Entities provide a copy of the Services Organization Controls (“SOC”) 1 report and SOC 2 report once per calendar year. Such reports are required to be dated within one year prior to such request. The Custodial Entities reserve the right to combine the SOC 1 and SOC 2 reports into a comprehensive report. In the event that the Custodial Entities do not deliver a SOC 1 Report or SOC 2 Report, as applicable, the Sponsor and the Trust will be entitled to terminate the Prime Broker Agreement. In addition to the review of SOC 1 and SOC 2 reports, the Trust may also request letters of representation on a quarterly basis between SOC reports regarding any known changes or conclusions to the SOC 1 and SOC 2 report.

Standard of Care; Limitations of Liability

The Custodian will use commercially reasonable efforts to keep in safe custody on behalf of the Trust all Bitcoin received by the Custodian. The Custodial Entities are liable to the Sponsor and the Trust for the loss of any Bitcoins to the extent such loss resulted from the negligence, fraud or willful misconduct of the Custodial Entities. To the extent any loss is caused by a Custodial Entity’s negligence, fraud or willful misconduct, the Custodial Entities are required to return to the Trust a quantity of Bitcoin equal to the quantity of any such lost Bitcoin.

The Custodial Entities’ or Trust’s total liability under the Prime Broker Agreement will not exceed the greater of: (i) the value of the Bitcoin or cash involved in the event, including but not limited to transaction(s) or deliveries(s), giving rise to such liability at the time of the event giving rise to such liability; (ii) the aggregate amount of fees paid by the Trust to the Custodial Entities in respect of the Custodial and Prime Broker Services in the 12-month period prior to the event giving rise to such liability; or (iii) five million U.S. dollars. The Custodian’s total liability under the Prime Broker Agreement will not exceed the greater of: (i) the aggregate amount of fees paid by the Trust to the Custodian in respect of the custodial services in the 12-month period prior to the event giving rise to such liability; or (ii) the value of the Bitcoin on deposit in the Vault Balance at the time of the events giving rise to the liability occurred, the value of which will be determined in accordance with the Prime Broker Agreement. In addition, the Custodian’s maximum liability in respect of each cold storage address that holds Bitcoin shall be limited to $100 million (the “Cold Storage Threshold”). The Sponsor monitors the value of Bitcoins deposited in cold storage addresses for whether the Cold Storage Threshold has been met by determining the U.S. dollar value of Bitcoins deposited in each cold storage address on business days. Although the Cold Storage Threshold has to date not been met for a given cold storage address, to the extent it is met the Trust would not have a claim against the Custodian with respect to the digital assets held in such address to the extent the value exceeds the Cold Storage Threshold.

The Custodial Entities and the Trust are not liable to each other for any special, incidental, indirect, punitive, or consequential damages, whether or not the other party had been advised of such losses or knew or should have known of the possibility of such damages. In addition, the Custodial Entities are not liable to the Trust for circumstances resulting from certain force majeure events.

Indemnity

The Trust and the Custodial Entities have agreed to indemnify one another from and against certain claims or losses, subject to customary exceptions and limitations.

Fees and Expenses

The Sponsor will pay an annualized fee to the Coinbase Entities, covering the Trust’s use of the Custodial and Prime Broker Services, that is accrued on a monthly basis as a percentage of the Trust’s monthly assets under custody. The Sponsor will also pay a monthly fee to the Prime Broker, covering withdrawals and deposits to or from the Settlement Balance in connection with the creation and redemption of Shares.

Term; Termination and Suspension

The Prime Broker Agreement will remain in effect until either party terminates the Prime Broker Agreement; provided, however, that the Coinbase Entities shall not restrict, suspend, or modify any Prime Broker Services following termination of the Prime Broker Agreement by a Custodial Entity without Cause (as defined in the Prime Broker Agreement) or by the Trust until the end of the applicable notice period and neither party’s termination of the Prime Broker Agreement will be effective until the Trust and/or the Custodial Entities, as the case may be, have fully satisfied their obligations thereunder.

The Trust may terminate the Prime Broker Agreement in whole or in part upon thirty days’ prior written notice to the applicable Custodial Entity; and (ii) for Custodian Cause (as defined in the Prime Broker

Agreement) at any time by written notice to the Prime Broker, effective immediately, or on such later date as may be specified in such notice. The Trust will also be entitled to terminate the Prime Broker Agreement in the event that the Custodial Entities do not deliver a SOC 1 Report or SOC 2 Report, as applicable. See “—Record Keeping; Inspection and Auditing.”

The Custodial Entities may terminate the Prime Broker Agreement (i) upon one hundred eighty days’ prior written notice to the Trust; and (ii) for Cause at any time by written notice to the Trust, effective immediately, or on such later date as may be specified in the notice.

In the event that either the Trust or the Custodial Entities terminate the Prime Broker Agreement without Cause, the Custodial Entities shall use reasonable efforts to assist the Trust with transferring any digital assets, fiat currency or funds associated with the Trust’s Accounts to another custodial services provider within ninety days of receipt of the applicable termination notice.

Governing Law

The Prime Broker Agreement is governed by New York law.

Legal Proceedings

The Sponsor and certain of its affiliates are currently parties to certain legal proceedings described below. Although the Trust is not a party to these proceedings, the Trust may in the future be subject to legal proceedings or disputes.

On January 30, 2023, Osprey Funds, LLC (“Osprey”) filed a suit in Connecticut Superior Court against the Sponsor alleging that statements the Sponsor made in its advertising and promotion of Grayscale Bitcoin Trust (BTC) violated the Connecticut Unfair Trade Practices Act, and seeking statutory damages and injunctive relief. On April 17, 2023, the Sponsor filed a motion to dismiss the complaint and, following briefing, a hearing on the motion to dismiss was held on June 26, 2023. On October 23, 2023, the Court denied the Sponsor’s motion to dismiss. On November 6, 2023, the Sponsor filed a motion for reargument of the Court’s order denying the Sponsor’s motion to dismiss. On November 16, 2023, Osprey filed an opposition to the Sponsor’s motion for reargument, and on November 30, 2023, the Sponsor filed a reply in further support of its motion for reargument. On March 11, 2024, the Court denied the Sponsor’s motion for reargument. On March 25, 2024, the Sponsor filed an application for interlocutory appeal. On March 28, 2024, Osprey filed an opposition to the Sponsor’s application for interlocutory appeal. On April 1, 2024, the Court denied the Sponsor’s application for interlocutory appeal. On April 10, 2024, Osprey filed a motion to amend the complaint. The Sponsor believes this lawsuit is without merit and intends to vigorously defend against it.

As of the date of this prospectus, the Sponsor does not expect the foregoing proceedings, either individually or in the aggregate, to have a material adverse effect on the Trust’s business, financial condition or results of operations.

KEY PERSONNEL OF THE SPONSOR

The Trust does not have any directors, officers or employees. Under the Trust Agreement, all management functions of the Trust have been delegated to and are conducted by the Sponsor, its agents and its affiliates, including without limitation, the Custodian and its agents. As an officer of the Sponsor, Edward McGee, the principal executive officer and the principal financial officer of the Sponsor, may take certain actions and execute certain agreements and certifications for the Trust, in his capacity as the principal officer of the Sponsor.

The Sponsor has a board of directors (the “Board”) that is responsible for managing and directing the affairs of the Sponsor. The Board consists of Mark Shifke, Matthew Kummell and Mr. McGee, who also retain the authority granted to them as officers under the limited liability company agreement of the Sponsor.

The Sponsor has an Audit Committee. The Audit Committee has the responsibility for overseeing the financial reporting process of the Trust, including the risks and controls of that process and such other oversight functions as are typically performed by an audit committee of a public company. The Audit Committee consists of Mr. McGee and Hugh Ross, Chief Operating Officer of the Sponsor.

The Sponsor has a code of ethics (the “Code of Ethics”) that applies to its executive officers and agents. The Code of Ethics is available by writing the Sponsor at 290 Harbor Drive, 4th Floor, Stamford, Connecticut 06902 or calling the Sponsor at (212) 668-1427. The Sponsor’s Code of Ethics is intended to be a codification of the business and ethical principles that guide the Sponsor, and to deter wrongdoing, to promote honest and ethical conduct, to avoid conflicts of interest, and to foster compliance with applicable governmental laws, rules and regulations, the prompt internal reporting of violations and accountability for adherence to this code.

Mark Shifke, 64, is the Chief Financial Officer of DCG and has served as chairman of the Board since January 2024. Since March 2021, Mr. Shifke has served on the board of directors of Dock Ltd., a full-stack payments and digital banking platform. Since September 2023, Mr. Shifke has served on the board of directors of Luno, a cryptocurrency platform. Mr. Shifke has nearly four decades of financial and fintech experience, and more than eight years of CFO experience leading two publicly-traded companies. Prior to joining DCG, Mr. Shifke served as CFO of Billtrust, a company focused on providing AR and cloud-based solutions around payments, and as CFO of Green Dot (NYSE: GDOT), a mobile banking company and payments platform. Previously, Mr. Shifke led teams at JPMorgan Chase and Goldman Sachs, specializing in M&A Structuring and Advisory, as well as Tax Asset Investments. Mr. Shifke also served as the Head of International Structured Finance Group at KPMG. Mr. Shifke began his career at Davis Polk, where he was a partner. He is a graduate of Tulane University (B.A./J.D.) and the New York University School of Law (LL.M. in Taxation).

Matthew Kummell, 48, is Senior Vice President of Operations at DCG and has served as a director of the Sponsor since January 2024. In his role at DCG, Mr. Kummell leads the business’s post-investment efforts, including investment operations and value creation with regard to DCG’s portfolio companies. Since December 2023, Mr. Kummell has served as a member of the board of directors of Foundry, a digital asset mining and staking company. Until November 2023, Mr. Kummell served on the board of directors of CoinDesk, Inc., a digital media, events and information services company for the crypto asset and blockchain technology community. Until January 2012, Mr. Kummell served on the board of directors of Derivix Corporation, a financial services software company. Prior to joining DCG, Mr. Kummell was the Head of North America for Citi’s Business Advisory Services team, a strategic consulting practice focused on institutional investor clients in Citi’s Markets division. Mr. Kummell has also held strategic and front-office leadership roles at Citadel, Balyasny Asset Management, and S.A.C. Capital Advisors, the predecessor to Point 72 Asset Management. Previously, Mr. Kummell served as a case team leader at Bain & Company in its Boston headquarters. Mr. Kummell is an Adjunct Professor at the Tuck School of Business at Dartmouth College. He is a graduate of the University of California, Los Angeles (B.A.) and the Tuck School of Business at Dartmouth College (MBA).

Edward McGee, 40, has been the Chief Financial Officer of the Sponsor since January 2022 and has served as a director of the Sponsor since January 2024. Effective May 20, 2024 Mr. McGee assumed the role of principal executive officer, in addition to his existing roles as principal financial officer and principal accounting officer, of the Sponsor. Before serving as CFO, Mr. McGee was Vice President, Finance and Controller of the Sponsor since June 2019. Prior to taking on his role at the Sponsor, Mr. McGee served as a Vice President, Accounting Policy at Goldman, Sachs & Co. providing coverage to their SEC Financial Reporting team facilitating the preparation and review of their financial statements and provided U.S. GAAP interpretation, application and policy development while servicing their Special Situations Group, Merchant Banking Division and Urban Investments Group from 2014 to 2019. From 2011 to 2014, Mr. McGee was an auditor at Ernst & Young providing assurance services to publicly listed companies. Mr. McGee earned his Bachelor of Science degree in accounting from the John H. Sykes College of Business at the University of Tampa and graduated with honors while earning his Master of Accountancy in Financial Accounting from the Rutgers Business School at the State University of New Jersey. Mr. McGee is a Certified Public Accountant licensed in the state of New York.

Hugh Ross, 56, has been the Chief Operating Officer of the Sponsor since February 2021. Prior to joining the Sponsor, Mr. Ross served twelve years as Chief Operating Officer of Horizon Kinetics LLC, a New York-based investment manager where he was responsible for the operating infrastructure and various digital asset initiatives. During the ten years immediately preceding his tenure at Horizon Kinetics, Mr. Ross was a Vice President with Goldman Sachs & Co. where he served as Chief Operating Officer of the long-only investment manager research team then-known as Global Manager Strategies, within Goldman Sachs Asset Management (“GSAM”). Mr. Ross also served as a compliance officer for both GSAM and Goldman’s Private Wealth Management business. Prior to joining Goldman Sachs, Mr. Ross worked as an in-house counsel for a transfer agent and started his career as a securities industry attorney representing broker-dealers and investment advisers. Mr. Ross is a graduate of the Goizueta Business School at Emory University (B.B.A.) and New York Law School (J.D.).

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

General

The Sponsor has not established formal procedures to resolve all potential conflicts of interest. Consequently, shareholders may be dependent on the good faith of the respective parties subject to such conflicts to resolve them equitably. Although the Sponsor attempts to monitor these conflicts, it is extremely difficult, if not impossible, for the Sponsor to ensure that these conflicts do not, in fact, result in adverse consequences to the Trust.

The Sponsor presently intends to assert that shareholders have, by subscribing for Shares of the Trust, consented to the following conflicts of interest in the event of any proceeding alleging that such conflicts violated any duty owed by the Sponsor to investors.

Digital Currency Group, Inc.

Digital Currency Group, Inc. is (i) a minority interest holder in Coinbase, Inc., which operates Coinbase, one of the Digital Asset Trading Platforms expected to be included in the Index, and which is also the parent company of the Custodian, representing less than 1.0% of its equity and (ii) a minority interest holder in Kraken, one of the Digital Asset Trading Platforms expected to be included in the Index, representing less than 1.0% of its equity.

Digital Currency Group, Inc. has investments in a large number of digital assets and companies involved in the digital asset ecosystem, including trading platforms and custodians. Digital Currency Group, Inc.’s positions on changes that should be adopted in the Bitcoin Network could be adverse to positions that would benefit the Trust or its shareholders. Additionally, before or after a hard fork, Digital Currency Group, Inc.’s position regarding which fork among a group of incompatible forks of the Bitcoin Network should be considered the “true” Bitcoin, could be adverse to positions that would most benefit the Trust.

The Sponsor

The Sponsor has a conflict of interest in allocating its own limited resources among, when applicable, different clients and potential future business ventures, to each of which it owes fiduciary duties. Additionally, the professional staff of the Sponsor also services other affiliates of the Trust, including several other digital asset investment vehicles, and their respective clients. Although the Sponsor and its professional staff cannot and will not devote all of its or their respective time or resources to the management of the affairs of the Trust, the Sponsor intends to devote, and to cause its professional staff to devote, sufficient time and resources to manage properly the affairs of the Trust consistent with its or their respective fiduciary duties to the Trust and others.

The Sponsor and Grayscale Securities are affiliates of each other, and the Sponsor may engage other affiliated service providers in the future. Because of the Sponsor’s affiliated status, it may be disincentivized from replacing affiliated service providers. In connection with this conflict of interest, shareholders should understand that affiliated service providers will receive fees for providing services to the Trust. Clients of the affiliated service providers may pay commissions at negotiated rates which are greater or less than the rate paid by the Trust.

The Sponsor and any affiliated service provider may, from time to time, have conflicting demands in respect of their obligations to the Trust and, in the future, to other clients. It is possible that future business ventures of the Sponsor and affiliated service providers may generate larger fees, resulting in increased payments to employees, and therefore, incentivizing the Sponsor and/or the affiliated service providers to allocate it/their limited resources accordingly to the potential detriment of the Trust.

There is an absence of arm’s length negotiation with respect to some of the terms of the Trust, and, where applicable, there has been no independent due diligence conducted with respect to the Trust. The Sponsor will, however, not retain any affiliated service providers for the Trust which the Sponsor has reason to believe would knowingly or deliberately favor any other client over the Trust.

Proprietary Trading/Other Clients

Because the officers of the Sponsor may trade Bitcoin for their own personal trading accounts (subject to certain internal trading policies and procedures) at the same time as they are managing the account of the Trust, the activities of the officers of the Sponsor, subject to their fiduciary duties, may, from time-to-time, result in their taking positions in their personal trading accounts which are opposite of the positions taken for the Trust. Records of the Sponsor’s officers’ personal trading accounts will not be available for inspection by shareholders.

DESCRIPTION OF THE SHARES

The Trust is authorized under the Trust Agreement to create and issue an unlimited number of Shares. Shares will be issued only in Baskets (a Basket equals a block of 10,000 Shares) in connection with creations. The Shares represent units of fractional undivided beneficial interest in and ownership of the Trust and have no par value. The Shares have been approved for listing on NYSE Arca under the ticker symbol “BTC”.

Description of Limited Rights

The Shares do not represent a traditional investment and should not be viewed as similar to “shares” of a corporation operating a business enterprise with management and a board of directors. A shareholder will not have the statutory rights normally associated with the ownership of shares of a corporation. Each Share is transferable, is fully paid and non-assessable and entitles the holder to vote on the limited matters upon which shareholders may vote under the Trust Agreement. For example, shareholders do not have the right to elect or remove directors and will not receive dividends. The Shares do not entitle their holders to any conversion or pre-emptive rights or, except as discussed below, any redemption rights or rights to distributions.

Voting and Approvals

The shareholders take no part in the management or control of the Trust. Under the Trust Agreement, shareholders have limited voting rights. For example, in the event that the Sponsor withdraws, a majority of the shareholders may elect and appoint a successor sponsor to carry out the affairs of the Trust. In addition, no amendments to the Trust Agreement that materially adversely affect the interests of shareholders may be made without the vote of at least a majority (over 50%) of the Shares (not including any Shares held by the Sponsor or its affiliates). However, the Sponsor may make any other amendments to the Trust Agreement in its sole discretion without shareholder consent provided that the Sponsor provides 20 days’ notice of any such amendment.

Distributions

Pursuant to the terms of the Trust Agreement, the Trust may make distributions on the Shares in-cash or in-kind. In addition, if the Trust is terminated and liquidated, the Sponsor will distribute to the shareholders any amounts of the cash proceeds of the liquidation remaining after the satisfaction of all outstanding liabilities of the Trust and the establishment of reserves for applicable taxes, other governmental charges and contingent or future liabilities as the Sponsor will determine. See “—Description of the Trust Agreement—Termination of the Trust.” Shareholders of record on the record date fixed by the Transfer Agent for a distribution will be entitled to receive their pro rata portions of any distribution.

Creation of Shares

The Trust creates Shares at such times and for such periods as determined by the Sponsor, but only in one or more whole Baskets. A Basket equals 10,000 Shares. See “Description of Creation and Redemption of Shares.” The creation of a Basket requires the delivery to the Trust of the number of Bitcoins represented by one Share immediately prior to such creation multiplied by 10,000. The Trust may from time to time halt creations, including for extended periods of time, for a variety of reasons, including in connection with forks, airdrops and other similar occurrences.

Redemption of Shares

Shares are redeemable only in accordance with the provisions of the Trust Agreement and the relevant Participant Agreement. Through its redemption program, the Trust redeems Shares from Authorized Participants on an ongoing basis. Although the Trust redeems Baskets by distributing Bitcoins or proceeds from the disposition of Bitcoins, at this time an Authorized Participant can only submit Cash Orders, pursuant to which the Authorized Participant will accept cash from the Cash Account in connection with the redemption of Baskets. Cash Orders will be facilitated by the Transfer Agent and Grayscale Investments, LLC, which will engage one or more Liquidity Providers that is not an agent of, or otherwise acting on behalf of, any Authorized Participant receiving Bitcoin in connection with such orders. Subject to In-Kind Regulatory Approval, in the future the Trust may also redeem Baskets via In-Kind Orders, pursuant to which an Authorized Participant or its AP Designee would receive Bitcoin directly from the Trust. However, because In-Kind Regulatory Approval has not been obtained, at this time Baskets will not be redeemed through In-Kind Orders and will only be redeemed through Cash Orders. See “Description of Creation and Redemption of Shares.”

Book-Entry Form

Shares are held primarily in book-entry form by the Transfer Agent. The Sponsor or its delegate will direct the Transfer Agent to credit or debit, as applicable, the number of Baskets to the applicable Authorized Participant. The Transfer Agent will issue or cancel Baskets, as applicable. Transfers will be made in accordance with standard securities industry practice. The Sponsor may cause the Trust to issue Shares in certificated form in limited circumstances in its sole discretion.

Share Splits

In its discretion, the Sponsor may direct the Transfer Agent to declare a split or reverse split in the number of Shares outstanding and to make a corresponding change in the number of Shares constituting a Basket. For example, if the Sponsor believes that the per Share price in the secondary market for Shares has risen or fallen outside a desirable trading price range, it may declare such a split or reverse split.

DESCRIPTION OF CREATION AND REDEMPTION OF SHARES

The following is a description of the material terms of the Trust Documents as they relate to the creation and redemption of the Trust’s Shares on an ongoing basis.

General

The Trust issues Shares to and redeems Shares from Authorized Participants on an ongoing basis, but only in one or more Baskets (with a Basket being a block of 10,000 Shares). The Trust will not issue fractions of a Basket. The Sponsor believes that the creation and redemption order size of 10,000 Shares will enable Authorized Participants to manage inventory and facilitate an effective arbitrage mechanism for the Trust. However, the Sponsor may in the future adjust the creation and redemption order size in order to improve the effectiveness of the activities of Authorized Participants in the secondary market for the Shares if the Sponsor determines it to be necessary or advisable. The Sponsor does not expect that the size of the Baskets will have an impact on the arbitrage mechanism.

The creation and redemption of Baskets will be made only upon the delivery to the Trust, or the distribution or other disposition by the Trust, of the number of whole and fractional Bitcoins represented by each Basket being created or redeemed, which is determined by dividing (x) the number of Bitcoins owned by the Trust at 4:00 p.m., New York time, on the trade date of a creation or redemption order, after deducting the number of Bitcoins representing the U.S. dollar value of accrued but unpaid fees and expenses of the Trust (converted using the Index Price at such time, and carried to the eighth decimal place), by (y) the number of Shares outstanding at such time (with the quotient so obtained calculated to one one-hundred-millionth of one Bitcoin (i.e., carried to the eighth decimal place)), and multiplying such quotient by 10,000 (the “Basket Amount”). The U.S. dollar value of a Basket is calculated by multiplying the Basket Amount by the Index Price as of the trade date (the “Basket NAV”). The Basket NAV multiplied by the number of Baskets being created or redeemed is referred to as the “Total Basket NAV.” All questions as to the calculation of the Basket Amount will be conclusively determined by the Sponsor and will be final and binding on all persons interested in the Trust. One or more major market data vendors may provide an intra-day indicative value (“IIV”) per Share updated every 15 seconds, as calculated by NYSE Arca or a third party financial data provider during NYSE Arca’s Core Trading Session (9:30 a.m. to 4:00 p.m., New York time). Such IIV will be calculated using the same methodology as the NAV per Share of the Trust, specifically by using the prior day’s closing NAV per Share as a base and updating that value during the NYSE Arca Core Trading Session to reflect changes in the value of the Trust’s NAV during the trading day. The IIV on a per Share basis disseminated during the Core Trading Session should not be viewed as a real-time update of the NAV, which is calculated once a day. The number of Bitcoins represented by a Share will gradually decrease over time as the Trust’s Bitcoins are used to pay the Trust’s expenses.

Authorized Participants are the only persons that may place orders to create and redeem Baskets. Each Authorized Participant must (i) be a registered broker-dealer and (ii) enter into a Participant Agreement with the Sponsor and the Transfer Agent. Subject to In-Kind Regulatory Approval, in the future any Authorized Participants creating and redeeming Shares through In-Kind Orders must also own a Bitcoin wallet address that is known to the Custodian as belonging to the Authorized Participant and maintain an account with the Custodian (or if the Authorized Participant does not itself trade in Bitcoin, a designee of such Authorized Participant (each, an “AP Designee”) must own a Bitcoin wallet address that is known to the Custodian as belonging to such AP Designee and maintain an account with the Custodian).

An Authorized Participant may act for its own account or as agent for broker-dealers, custodians and other securities market participants that wish to create or redeem Baskets. Shareholders who are not Authorized Participants will only be able to create or redeem their Shares through an Authorized Participant.

The creation of Baskets requires the delivery to the Trust of the Total Basket Amount (or cash to acquire the Total Basket Amount) and the redemption of Baskets requires the distribution or other disposition by the Trust of the Total Basket Amount. Although the Trust creates Baskets only upon the receipt of Bitcoins, and redeems Baskets only by distributing or otherwise disposing of Bitcoins, at this time an Authorized Participant can only submit Cash Orders, pursuant to which the Authorized Participant will deposit cash into, or accept cash from, a segregated account maintained by the Transfer Agent in the name of the Trust for purposes of receiving and distributing cash in connection with the creation and redemption of Baskets (such account, the “Cash Account”).

Cash Orders will be facilitated by the Transfer Agent and Grayscale Investments, LLC. On an order-by-order basis, Grayscale Investments, LLC, acting in its capacity as Liquidity Engager, will engage one or more Liquidity Providers to obtain or receive Bitcoin in exchange for cash in connection with such order, as described in more detail below. Each Liquidity Provider must enter into a Liquidity Provider Agreement with the Liquidity Engager and the Sponsor (on behalf of the Trust), which will obligate it to obtain or receive Bitcoin in connection with creations and redemptions pursuant to Cash Orders.

Unless the Sponsor requires that a Cash Order be effected at actual execution prices (an “Actual Execution Cash Order”), each Authorized Participant that submits a Cash Order to create or redeem Baskets will pay a fee (the “Variable Fee”) based on the Total Basket NAV (a “Variable Fee Cash Order”), and any price differential between (x) the Total Basket NAV on the trade date and (y) the price realized in acquiring or disposing of the corresponding Total Basket Amount, as the case may be, will be borne solely by the Liquidity Provider until such Bitcoins have been received or liquidated by the Trust. The Variable Fee is intended to cover all of a Liquidity Provider’s expenses in connection with the creation or redemption order, including any exchange fees that the Liquidity Provider incurs in connection with buying or selling Bitcoins. The amount may be changed by the Sponsor in its sole discretion at any time, and Liquidity Providers will communicate to the Sponsor in advance the Variable Fee they would be willing to accept in connection with a Variable Fee Cash Order, based on market conditions and other factors existing at the time of such Variable Fee Cash Order. See “—Creation Procedures—Variable Fee Cash Orders” and “—Redemption Procedures—Variable Fee Cash Orders.”

Alternatively, the Sponsor may require that a Cash Order be effected as an Actual Execution Cash Order, in its sole discretion based on market conditions and other factors existing at the time of such Cash Order, and under such circumstances, any price differential between (x) the Total Basket NAV on the trade date and (y) the price realized in acquiring or disposing of the corresponding Total Basket Amount, as the case may be, will be borne solely by the Authorized Participant until such Bitcoins have been received or liquidated by the Trust. See “—Creation Procedures—Actual Execution Cash Orders” and “—Redemption Procedures—Actual Execution Cash Orders.”

In the case of creations pursuant to Cash Orders, to transfer the Total Basket Amount to the Trust’s Vault Balance, the Liquidity Provider will transfer Bitcoin to one of the public key addresses associated with the Vault Balance and as provided by the Sponsor. In the case of redemptions pursuant to Cash Orders, the same procedure is conducted, but in reverse, using the public key addresses associated with the wallet of the Liquidity Provider, and as provided by such party. All such transactions will be conducted on the Blockchain and parties acknowledge and agree that such transfers may be irreversible if done incorrectly. See “Risk Factors—Risk Factors Related to the Trust and the Shares—Bitcoin transactions are irrevocable and stolen or incorrectly transferred Bitcoins may be irretrievable. As a result, any incorrectly executed Bitcoin transactions could adversely affect the value of the Shares.”

In common with other spot Bitcoin exchange-traded products, the Trust is not at this time able to create and redeem shares via in-kind transactions with Authorized Participants, and there has yet to be definitive regulatory guidance on whether and how registered broker-dealers can hold and deal in Bitcoin in compliance with the federal securities laws. Subject to In-Kind Regulatory Approval, in the future the Trust may also create and redeem Baskets via In-Kind Orders, pursuant to which an Authorized Participant or its AP Designee would deposit Bitcoin directly with the Trust or receive Bitcoin directly from the Trust. However, because In-Kind Regulatory Approval has not been obtained, at this time Baskets will not be created or redeemed through In-Kind Orders and will only be created or redeemed through Cash Orders. There can be no assurance as to when such regulatory clarity will emerge, or when NYSE Arca will seek or obtain such regulatory approval, if at all. See “Risk Factors—Risk Factors Related to the Trust and the Shares—The lack of ability to facilitate in-kind creations and redemptions of Shares could have adverse consequences for the Trust.”

Authorized Participants do not pay a transaction fee to the Trust in connection with the creation or redemption of Baskets, but there may be transaction fees associated with the validation of the transfer of Bitcoins by the Bitcoin Network, which will be paid by the Custodian in the case of redemptions and the Authorized Participant, its AP Designee or the Liquidity Provider in the case of creations. Service providers may charge Authorized Participants or AP Designees administrative fees for order placement and other services related to the creation of Baskets. As discussed above, Authorized Participants will also pay the Variable Fee in connection with Variable Fee Cash Orders. As discussed in further detail below under “—Creation Procedures—Actual Execution Cash Orders” and “—Redemption Procedures—Actual Execution Cash Orders”, under certain circumstances Authorized Participants may also be required to deposit additional cash in the Cash Account, or be entitled to receive excess cash from the Cash Account, in connection with creations and redemptions pursuant to Actual Execution Cash Orders. Authorized Participants will receive no fees, commissions or other form of compensation or inducement of any kind from either the Sponsor or the Trust and no such person has any obligation or responsibility to the Sponsor or the Trust to effect any sale or resale of Shares.

The Participant Agreements and the related procedures attached thereto may be amended by the Sponsor and the relevant Authorized Participant. Under the Participant Agreements, the Sponsor has agreed to indemnify each Authorized Participant against certain liabilities, including liabilities under the Securities Act.

The following description of the procedures for the creation and redemption of Baskets is only a summary and shareholders should refer to the relevant provisions of the Trust Agreement and the form of Participant Agreement for more detail.

Creation Procedures

On any business day, an Authorized Participant may place an order with the Transfer Agent to create one or more Baskets. Cash Orders for creation must be placed with the Transfer Agent no later than 1:59:59 p.m., New York time (the “Order Cutoff Time”).

The Sponsor may in its sole discretion limit the number of Shares created pursuant to Cash Orders on any specified day without notice to the Authorized Participants and may direct the Marketing Agent to reject any Cash Orders in excess of such capped amount. In exercising its discretion to limit the number of Shares created pursuant to Cash Orders, the Sponsor expects to take into consideration a number of factors, including (i) the availability of Liquidity Providers to facilitate Cash Orders and (ii) to the extent In-Kind Regulatory Approval has been obtained, the cost of processing Cash Orders relative to the cost of processing In-Kind Orders. If the Sponsor decides to limit Cash Orders and the Trust is otherwise unable to satisfy creation orders made in cash, the Trust’s ability to create new Shares could be negatively impacted or, if In-Kind Regulatory Approval has not been obtained as of such time, would be unavailable, which could impact the Shares’ liquidity and/or cause the Shares to trade at premiums to the NAV per Share, and otherwise have a negative impact on the value of the Shares. In addition, if the Sponsor decides to limit Cash Orders at a time when the Shares are trading at a premium to the NAV per Share, and In-Kind Regulatory Approval has not been obtained as of such time or the in-kind creation is otherwise unavailable for any reason, the arbitrage mechanism may fail to effectively function, which could impact the Shares’ liquidity and/or cause the Shares to trade at premiums to the NAV per Share, and otherwise have a negative impact on the value of the Shares. See “Risk Factors—Risk Factors Related to the Trust and the Shares—The lack of ability to facilitate in-kind creations and redemptions of Shares could have adverse consequences for the Trust.”

Creations pursuant to Cash Orders will take place as follows, where “T” is the trade date and each day in the sequence must be a business day. Before a creation order is placed, the Sponsor determines if such creation order will be a Variable Fee Cash Order or an Actual Execution Cash Order, which determination is communicated to the Authorized Participant.

Trade Date (T)	Settlement Date (T+1, or T+2, as established at the time of order placement)

•  The Authorized Participant places a creation order with the Transfer Agent.

•  The Marketing Agent accepts (or rejects) the creation order, which is communicated to the Authorized Participant by the Transfer Agent.

•  The Sponsor notifies the Liquidity Provider of the creation order.

•  The Sponsor determines the Total Basket NAV and any Variable Fee and Additional Creation Cash as soon as practicable after 4:00 p.m., New York time.

•  The Authorized Participant delivers to the Cash Account:

(x) in the case of a Variable Fee Cash Order, the Total Basket NAV, plus any Variable Fee; or

(y) in the case of an Actual Execution Cash Order, the Total Basket NAV, plus any Additional Creation Cash, less any Excess Creation Cash, if applicable

(such amount, as applicable, the “Required Creation Cash”).

•  The Liquidity Provider transfers the Total Basket Amount to the Trust’s Vault Balance.

•  Once the Trust is in simultaneous possession of (x) the Total Basket Amount and (y) the Required Creation Cash, the Trust issues the aggregate number of Shares corresponding to the Baskets ordered by the Authorized Participant, which the Transfer Agent holds for the benefit of the Authorized Participant.

•  Cash equal to the Required Creation Cash is delivered to the Liquidity Provider from the Cash Account.

•  The Transfer Agent delivers Shares to the Authorized Participant by crediting the number of Baskets created to the Authorized Participant’s DTC account.

Variable Fee Cash Orders

Unless the Sponsor determines otherwise in its sole discretion based on market conditions and other factors existing at the time of such Cash Order, all creations pursuant to Cash Orders are expected to be executed as Variable Fee Cash Orders, and any price differential between (x) the Total Basket NAV on the trade date and (y) the price realized in acquiring the corresponding Total Basket Amount will be borne solely by the Liquidity Provider until such Bitcoins have been received by the Trust.

The Sponsor anticipates that the Trust’s cost to acquire the Total Basket Amount in connection with a Variable Fee Cash Order will equal the sum of the corresponding Total Basket NAV and Variable Fee to be delivered by the Authorized Participant to the Trust. In the event that, by 12:00 p.m., New York time on the settlement date of a creation pursuant to a Variable Fee Cash Order, either (x) the Trust’s Vault Balance has not been credited with Bitcoins in an amount equal to the Total Basket Amount or (y) the Cash Account has not been credited with the Total Basket NAV, plus any Variable Fee, such Cash Order will be deemed a failed trade, with any consideration that has been delivered by the Authorized Participant or the Liquidity Provider in respect of such Cash Order being returned by the Trust.

The Transfer Agent shall under no circumstances cause the Trust to issue Shares in respect of a Variable Fee Cash Order until such time as each of (x) the Total Basket Amount and (y) the Total Basket NAV, plus any Variable Fee, has been delivered to the Trust, and the Trust is in simultaneous possession of both.

Actual Execution Cash Orders

With respect to a creation pursuant to an Actual Execution Cash Order, as between the Trust and an Authorized Participant, the Authorized Participant is responsible for the dollar cost of the difference between the Bitcoin price utilized in calculating Total Basket NAV on the trade date and the price at which the Trust acquires the Bitcoin on the settlement date. If the price realized in acquiring the corresponding Total Basket Amount is higher than the Total Basket NAV, the Authorized Participant will bear the dollar cost of such difference by delivering cash in the amount of such difference (the “Additional Creation Cash”) to the Cash Account. If the price realized in acquiring the corresponding Total Basket Amount is lower than the Total Basket NAV, the Authorized Participant will benefit from such difference, with the Trust promptly returning cash in the amount of such excess (the “Excess Creation Cash”) to the Authorized Participant.

In the event that, by 12:00 p.m., New York time on the settlement date of a creation pursuant to an Actual Execution Cash Order, either (x) the Trust’s Vault Balance has not been credited with Bitcoins in an amount equal to the Total Basket Amount or (y) the Cash Account has not been credited with the Total Basket NAV (net of any Additional Creation Cash or Excess Creation Cash, if applicable), such Cash Order will be deemed a failed trade, with any consideration that has been delivered by the Authorized Participant or the Liquidity Provider in respect of such Cash Order being returned by the Trust.

The Transfer Agent shall under no circumstances cause the Trust to issue Shares in respect of a Cash Order until such time as each of (x) the Total Basket Amount and (y) the Total Basket NAV (net of any Additional Creation Cash or Excess Creation Cash, if applicable) has been delivered to the Trust, and the Trust is in simultaneous possession of both.

Redemption Procedures

The procedures by which an Authorized Participant can redeem one or more Baskets mirror the procedures for the creation of Baskets. On any business day, an Authorized Participant may place a redemption order specifying the number of Baskets to be redeemed.

The redemption of Shares pursuant to Cash Orders will only take place if approved by the Sponsor in writing, in its sole discretion and on a case-by-case basis. In exercising its discretion to approve the redemption of Shares pursuant to Cash Orders, the Sponsor expects to take into consideration a number of factors, including (i) the availability of Liquidity Providers to facilitate Cash Orders and (ii) to the extent In-Kind Regulatory Approval has been obtained, the cost of processing Cash Orders relative to the cost of processing In-Kind Orders. If the Sponsor decides to limit Cash Orders and the Trust is unable to satisfy redemption orders made in cash, the Trust’s ability to redeem new Shares could be negatively impacted or, if In-Kind Regulatory Approval has not been obtained as of such time, would be unavailable, which could impact the Shares’ liquidity and/or cause the Shares to trade at discounts, and could have a negative impact on the value of the Shares. In addition, if the Sponsor decides to limit Cash Orders at a time when the Shares are trading at a discount to the NAV per Share, and In-Kind Regulatory Approval has not been obtained as of such time or the in-kind redemption of Shares is otherwise unavailable, the arbitrage mechanism may fail to effectively function, which could impact the Shares’ liquidity and/or cause the Shares to trade at discounts to the NAV per Share, and otherwise have a negative impact on the value of the Shares. See “Risk Factors—Risk Factors Related to the Trust and the Shares—The lack of ability to facilitate in-kind creations and redemptions of Shares could have adverse consequences for the Trust.”

Cash Orders for redemption must be placed no later than 1:59:59 p.m., New York time on each business day. The Authorized Participants may only redeem Baskets and cannot redeem any Shares in an amount less than a Basket.

Redemptions pursuant to Cash Orders will take place as follows, where “T” is the trade date and each day in the sequence must be a business day. Before a redemption order is placed, the Sponsor determines if such redemption order will be a Variable Fee Cash Order or an Actual Execution Cash Order, which determination is communicated to the Authorized Participant.

Trade Date (T)	Settlement Date (T+1 (or T+2 on case-by-case basis, as approved by Sponsor))

•  The Authorized Participant places a redemption order with the Transfer Agent.

•  The Marketing Agent accepts (or rejects) the redemption order, which is communicated to the Authorized Participant by the Transfer Agent.

•  The Sponsor notifies the Liquidity Provider of the redemption order.

•  The Sponsor determines the Total Basket NAV and, in the case of a Variable Fee Cash Order, any Variable Fee, as soon as practicable after 4:00 p.m., New York time.

•  The Authorized Participant delivers Baskets to be redeemed from its DTC account to the Transfer Agent.

•  The Liquidity Provider delivers to the Cash Account:

(x) in the case of a Variable Fee Cash Order, the Total Basket NAV less any Variable Fee; or

(y) in the case of an Actual Execution Cash Order, the actual proceeds to the Trust from the liquidation of the Total Basket Amount

(such amount, as applicable, the “Required Redemption Cash”).

•  Once the Trust is in simultaneous possession of (x) the Total Basket Amount and (y) the Required Redemption Cash, the Transfer Agent cancels the Shares comprising the number of Baskets redeemed by the Authorized Participant.

•  The Custodian sends the Liquidity Provider the Total Basket Amount, and cash equal to the Required Redemption Cash is delivered to the Authorized Participant from the Cash Account.

Variable Fee Cash Orders

Unless the Sponsor determines otherwise in its sole discretion based on market conditions and other factors existing at the time of such Cash Order, all redemptions pursuant to Cash Orders are expected to be executed as Variable Fee Cash Orders, and any price differential between (x) the Total Basket NAV on the trade date and (y) the price realized in disposing of the corresponding Total Basket Amount will be borne solely by the Liquidity Provider.

The Sponsor anticipates that the Trust’s proceeds from liquidating the Total Basket Amount in connection with a Variable Fee Cash Order will equal the corresponding Total Basket NAV less the Variable Fee to be delivered by the Liquidity Provider to the Trust. In the event that, by 12:00 p.m. (New York time) on the settlement date of a redemption pursuant to a Variable Fee Cash Order, either (x) the Transfer Agent’s account at DTC has not been credited with the total number of Shares corresponding to the total number of Baskets to be redeemed or (y) the Cash Account has not been credited with the Total Basket NAV, less any Variable Fee, such Cash Order will be deemed a failed trade, with any consideration that has been delivered by the Authorized Participant or the Liquidity Provider in respect of such Cash Order being returned by the Trust.

The Transfer Agent shall under no circumstances deliver the Required Redemption Cash to the Authorized Participant in respect of a Variable Fee Cash Order until such time as (x) the Baskets to be redeemed have been delivered to the Transfer Agent and (y) the Total Basket NAV, less any Variable Fee, has been delivered to the Cash Account, and the Trust and/or the Transfer Agent is in simultaneous possession of both.

Actual Execution Cash Orders

With respect to a redemption pursuant to an Actual Execution Cash Order, as between the Trust and an Authorized Participant, the Authorized Participant is responsible for the dollar cost of the difference between the Bitcoin price utilized in calculating Total Basket NAV on the trade date and the price at which the Trust disposes of the Bitcoin on the settlement date. If the price realized in disposing the corresponding Total Basket Amount on the settlement date is lower than the Total Basket NAV on the trade date, the Authorized Participant will bear the dollar cost of such difference (the “Redemption Cash Shortfall”), with the amount of cash to be delivered to the Authorized Participant being reduced by the amount of such Redemption Cash Shortfall. If the price realized in disposing the corresponding Total Basket Amount on the settlement date is higher than the Total Basket NAV on the trade date, the Trust will deliver cash in the amount of such excess (the “Additional Redemption Cash”) to the Authorized Participant.

In the event that, by 12:00 p.m. (New York time) on the settlement date of a redemption pursuant to an Actual Execution Cash Order, either (x) the Transfer Agent’s account at DTC has not been credited with the total number of Shares corresponding to the total number of Baskets to be redeemed or (y) the Cash Account has not been credited with the Total Basket NAV (plus any Additional Redemption Cash or net of any Redemption Cash Shortfall), such Cash Order will be deemed a failed trade, with any consideration that has been delivered by the Authorized Participant or the Liquidity Provider in respect of such Cash Order being returned by the Trust.

The Transfer Agent shall under no circumstances deliver the Required Redemption Cash to the Authorized Participant in respect of a Cash Order until such time as (x) the Total Basket Amount has been delivered to the Transfer Agent and (y) the Total Basket NAV (plus any Additional Redemption Cash or net of any Redemption Cash Shortfall, if applicable) has been delivered to the Trust, and the Trust and/or the Transfer Agent is in simultaneous possession of both.

Suspension or Rejection of Orders and Total Basket Amount

The creation or redemption of Shares may be suspended generally, or refused with respect to particular requested creations or redemptions, during any period when the transfer books of the Transfer Agent are closed or if circumstances outside the control of the Sponsor or its delegates make it for all practical purposes not feasible to process creation orders or redemption orders or for any other reason at any time or from time to time. The Marketing Agent may reject an order or, after accepting an order, may cancel such order, if: (i) such order is not presented in proper form as described in the Participant Agreement, (ii) to the extent In-Kind Regulatory Approval has been obtained, in the case of In-Kind Orders, the transfer of the Total Basket Amount comes from an account other than a Bitcoin wallet address that is known to the Custodian as belonging to the Authorized Participant or its AP Designee or (iii) the fulfillment of the order, in the opinion of counsel, might be unlawful, among other reasons. None of the Sponsor or its delegates will be liable for the suspension, rejection or acceptance of any creation order or redemption order.

The Sponsor will notify investors of any suspension of creations or redemptions of Shares by filing a current report on Form 8-K. Suspension of the creation or redemption of Shares could negatively impact the Shares’ liquidity and/or cause the Shares to trade at premiums and discounts, and otherwise have a negative impact on the value of the Shares.

Tax Responsibility

Authorized Participants are responsible for any transfer tax, sales or use tax, stamp tax, recording tax, value-added tax or similar tax or governmental charge applicable to the creation and redemption of Baskets, regardless of whether such tax or charge is imposed directly on the Authorized Participant, and agree to indemnify the Sponsor and the Trust if the Sponsor or the Trust is required by law to pay any such tax, together with any applicable penalties, additions to tax or interest thereon.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

The following discussion addresses the material U.S. federal income tax consequences of the ownership of Shares. Subject to the limitations and qualifications, and based on the assumptions described herein and in the opinion letter filed as Exhibit 8.1 to the registration statement, which the Sponsor will make available for inspection upon written request, the statements of law and legal conclusions set forth in the following discussion constitute the opinion of Davis Polk & Wardwell LLP (“Davis Polk”) as to the material U.S. federal income tax consequences of the ownership and disposition of Shares that generally may apply to a “U.S. Holder” or a “non-U.S. Holder” (in each case, as defined below). This discussion does not describe all of the tax consequences that may be relevant to a beneficial owner of Shares in light of the beneficial owner’s particular circumstances, including tax consequences applicable to beneficial owners subject to special rules, such as:

•	financial institutions;

•	dealers in securities or commodities;

•	traders in securities or commodities that have elected to apply a mark-to-market method of tax accounting in respect thereof;

•	persons holding Shares as part of a hedge, “straddle,” integrated transaction or similar transaction;

•	Authorized Participants (as defined below);

•	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

•	entities or arrangements classified as partnerships for U.S. federal income tax purposes;

•	real estate investment trusts;

•	regulated investment companies; and

•	tax-exempt entities, including individual retirement accounts.

This discussion applies only to Shares that are held as capital assets and does not address alternative minimum tax consequences or consequences of the Medicare contribution tax on net investment income.

If an entity or arrangement that is classified as a partnership for U.S. federal income tax purposes holds Shares, the U.S. federal income tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. Partnerships holding Shares and partners in those partnerships are urged to consult their tax advisers about the particular U.S. federal income tax consequences of owning Shares.

This discussion is based on the Code, administrative pronouncements, judicial decisions and final, temporary and proposed Treasury regulations as of the date hereof, changes to any of which subsequent to the date hereof may affect the tax consequences described herein. For the avoidance of doubt, this summary does not discuss any tax consequences arising under the laws of any state, local or foreign taxing jurisdiction.

Shareholders are urged to consult their tax advisers about the application of the U.S. federal income tax laws to their particular situations, as well as any tax consequences arising under the laws of any state, local or foreign taxing jurisdiction.

Tax Treatment of the Trust

The Sponsor intends to take the position that the Trust is properly treated as a grantor trust for U.S. federal income tax purposes. Assuming that the Trust is a grantor trust, the Trust will not be subject to U.S. federal income tax. Rather, if the Trust is a grantor trust, each beneficial owner of Shares will be treated as directly owning its pro rata share of the Trust’s assets and a pro rata portion of the Trust’s income, gain, losses and deductions will “flow through” to each beneficial owner of Shares.

Although not free from doubt due to the lack of authority directly addressing certain aspects of the Trust’s affairs, in the opinion of Davis Polk the Trust should be classified as a “grantor trust” for U.S. federal income tax purposes. However, there can be no complete assurance that the Trust will be treated as a grantor trust for those purposes. An opinion of counsel is not binding on the IRS or any court, and there are significant uncertainties regarding the application of existing authorities to certain aspects of Bitcoin and the Trust.

In particular, the Trust expects to take certain positions with respect to the tax consequences of Incidental Rights and its receipt of IR Virtual Currency. If the IRS were to disagree with, and successfully challenge, any of these positions, the Trust might not qualify as a grantor trust. The Sponsor has delivered the Pre-Creation/Redemption Abandonment Notices to each of the Prime Broker, the Custodian and Coinbase Credit, stating that the Trust is abandoning irrevocably, for no direct or indirect consideration, effective immediately prior to each Creation Time and Redemption Time, all Incidental Rights or IR Virtual Currency to which it would otherwise be entitled as of such time and with respect to which it has not taken any Affirmative Action at or prior to such time. Prospectively, the Sponsor has committed to causing the Trust to irrevocably abandon all Incidental Rights and IR Virtual Currency to which the Trust might otherwise become entitled. There can be no complete assurance that these abandonments will be treated as effective for U.S. federal income tax purposes. If the Trust were treated as owning any asset other than Bitcoins as of any date on which it creates or redeems Shares, it might cease to qualify as a grantor trust for U.S. federal income tax purposes.

In addition, and in common with other spot Bitcoin exchange-traded products, at this time the Trust is not permitted to create or redeem Shares via in-kind transactions with Authorized Participants. Unless and until In-Kind Regulatory Approval is obtained, Baskets will be created or redeemed only through Cash Orders. In general, investment vehicles intended to be treated as grantor trusts for U.S. federal income tax purposes historically have created additional trust interests only in kind, and there is no authority directly addressing whether a grantor trust may create or redeem trust interests under procedures similar to those that govern Cash Orders. Accordingly, there can be no complete assurance that the creation or redemption of Shares under the procedures governing Cash Orders will not cause the Trust to fail to qualify as a grantor trust for U.S. federal income tax purposes.

Moreover, because of the evolving nature of digital assets, it is not possible to predict potential future developments that may arise with respect to digital assets, including forks, airdrops and other similar occurrences. Assuming that the Trust is currently a grantor trust for U.S. federal income tax purposes, certain future developments could render it impossible, or impracticable, for the Trust to continue to be treated as a grantor trust for such purposes.

If the Trust is not properly classified as a grantor trust, the Trust might be classified as a partnership for U.S. federal income tax purposes. However, due to the uncertain treatment of digital assets for U.S. federal income tax purposes, there can be no assurance in this regard. If the Trust were classified as a partnership for U.S. federal income tax purposes, the tax consequences of owning Shares generally would not be materially different from the tax consequences described herein, although there might be certain differences, including with respect to timing of the recognition of taxable income or loss. In addition, tax information reports provided to beneficial owners of Shares would be made in a different form. If the Trust were not classified as either a grantor trust or a partnership for U.S. federal income tax purposes, it would be classified as a corporation for such purposes. In that event, the Trust would be subject to entity-level U.S. federal income tax (currently at the rate of 21%) on its net taxable income and certain distributions made by the Trust to shareholders would be treated as taxable dividends to the extent of the Trust’s current and accumulated earnings and profits. Any such dividend distributed to a beneficial owner of Shares that is a non-U.S. person for U.S. federal income tax purposes would be subject to U.S. federal withholding tax at a rate of 30% (or such lower rate as provided in an applicable tax treaty).

The remainder of this discussion is based on the assumption that the Trust will be treated as a grantor trust for U.S. federal income tax purposes.

Uncertainty Regarding the U.S. Federal Income Tax Treatment of Digital Assets

Each beneficial owner of Shares will be treated for U.S. federal income tax purposes as the owner of an undivided interest in the Bitcoins (and any Incidental Rights and/or IR Virtual Currency) held in the Trust. Due to the new and evolving nature of digital assets and the absence of comprehensive guidance with respect to digital assets, many significant aspects of the U.S. federal income tax treatment of digital assets are uncertain.

In 2014, the Internal Revenue Service (“IRS”) released a notice (the “Notice”) discussing certain aspects of the treatment of “convertible virtual currency” (that is, digital assets that have an equivalent value in fiat currency or that acts as substitutes for fiat currency) for U.S. federal income tax purposes. In the Notice, the IRS stated that, for U.S. federal income tax purposes, such digital assets (i) are “property,” (ii) are not “currency” for purposes of the provisions of the Code relating to foreign currency gain or loss and (iii) may be held as a capital asset. In 2019, the IRS released a revenue ruling and a set of “Frequently Asked Questions” (the “Ruling & FAQs”) that provide some additional guidance, including guidance to the effect that, under certain circumstances, hard forks of digital assets are taxable events giving rise to ordinary income and guidance with respect to the determination of the tax basis of digital assets. However, the Notice and the Ruling & FAQs do not address other significant aspects of the U.S. federal income tax treatment of digital assets. Moreover, although the Ruling & FAQs address the treatment of hard forks, there continues to be significant uncertainty with respect to the timing and amount of the income inclusions. While the Ruling & FAQs do not address most situations in which airdrops occur, it is clear from the reasoning of the Ruling & FAQs that the IRS generally would treat an airdrop as a taxable event giving rise to ordinary income.

There can be no assurance that the IRS will not alter its position with respect to digital assets in the future or that a court would uphold the treatment set forth in the Notice and the Ruling & FAQs. It is also unclear what additional guidance on the treatment of digital assets for U.S. federal income tax purposes may be issued in the future. Any such alteration of the current IRS positions or additional guidance could result in adverse tax consequences for shareholders and could have an adverse effect on the prices of digital assets, including the price of Bitcoin in the Digital Asset Market, and therefore could have an adverse effect on the value of Shares. Future developments that may arise with respect to digital assets may increase the uncertainty with respect to the treatment of digital assets for U.S. federal income tax purposes. For example, the Notice addresses only digital assets that are “convertible virtual currency,” and it is conceivable that, as a result of a fork, airdrop or similar occurrence, a Trust will hold certain types of digital assets that are not within the scope of the Notice.

The remainder of this discussion assumes that Bitcoin, and any Incidental Rights or IR Virtual Currency that the Trust may hold, is properly treated for U.S. federal income tax purposes as property that may be held as a capital asset and that is not currency for purposes of the provisions of the Code relating to foreign currency gain and loss.

Shareholders are urged to consult their tax advisers regarding the tax consequences of an investment in the Trust and in digital assets in general, including, in the case of shareholders that are generally exempt from U.S. federal income taxation, whether such shareholders may recognize “unrelated business taxable income” (“UBTI”) as a consequence of a fork, airdrop or similar occurrence.

Tax Consequences to U.S. Holders

As used herein, the term “U.S. Holder” means a beneficial owner of a Share for U.S. federal income tax purposes that is:

•	an individual who is a citizen or resident of the United States for U.S. federal income tax purposes;

•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or of any political subdivision thereof; or

•	an estate or trust the income of which is subject to U.S. federal income taxation regardless of its source.

Except as specifically noted, the discussion below assumes that each U.S. Holder will acquire all of its Shares on the same date for the same price per Share and solely for cash (or, if In-Kind Regulatory Approval is obtained in the future, solely for Bitcoins that were originally acquired by the U.S. Holder for cash on the same date).

As discussed in the section entitled “Creation and Redemption of Shares,” if In-Kind Regulatory Approval is obtained in the future, a U.S. Holder may be able to acquire Shares of the Trust by contributing Bitcoins in kind to the Trust (either directly or through an Authorized Participant acting as agent of the U.S. Holder). Assuming that the Trust is properly treated as a grantor trust for U.S. federal income tax purposes, such a contribution should not be a taxable event to the U.S. Holder.

For U.S. federal income tax purposes, each U.S. Holder will be treated as owning an undivided interest in the Bitcoins held in the Trust and will be treated as directly realizing its pro rata share of the Trust’s income, gains, losses and deductions. When a U.S. Holder purchases Shares solely for cash, (i) the U.S. Holder’s initial tax basis in its pro rata share of the Bitcoins held in the Trust will be equal to the amount paid for the Shares and (ii) the U.S. Holder’s holding period for its pro rata share of such Bitcoins will begin on the date of such purchase. If, in the future, In-Kind Regulatory Approval is obtained and a U.S. Holder acquires Shares in exchange for Bitcoins, (i) the U.S. Holder’s initial tax basis in its pro rata share of the Bitcoins held in the Trust would be equal to the U.S. Holder’s tax basis in the Bitcoins that the U.S. Holder transferred to the Trust and (ii) the U.S. Holder’s holding period for its pro rata share of such Bitcoins generally would include the period during which the U.S. Holder held the Bitcoins that the U.S. Holder transferred to the Trust. The Ruling & FAQs confirm that if a taxpayer acquires tokens of a digital asset at different times and for different prices, the taxpayer has a separate tax basis in each lot of such tokens. Under the Ruling & FAQs, if, in the future, In-Kind Regulatory Approval is obtained and a U.S. Holder that owns more than one lot of Bitcoins contributes a portion of its Bitcoins to the Trust in exchange for Shares, the U.S. Holder could designate the lot(s) from which such contribution will be made, provided that the U.S. Holder is able to identify specifically which Bitcoins it is contributing and to substantiate its tax basis in those Bitcoins. In general, if a U.S. Holder acquires Shares solely for cash at different prices, the U.S. Holder’s share of the Trust’s Bitcoins will consist of separate lots with separate tax bases. In addition, in this situation, the U.S. Holder’s holding period for the separate lots may be different.

Gains or losses from the sale of Bitcoin to fund cash redemptions are expected to be treated as incurred only by the shareholder that is being redeemed. However, when the Trust transfers Bitcoins to the Sponsor as payment of the Sponsor’s Fee, or sells Bitcoins to fund payment of any Additional Trust Expenses, each U.S. Holder will be treated as having sold its pro rata share of those Bitcoins for their fair market value at that time (which, in the case of Bitcoins sold by the Trust, generally will be equal to the cash proceeds received by the Trust in respect thereof). As a result, each U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the fair market value of the U.S. Holder’s pro rata share of the Bitcoins transferred and (ii) the U.S. Holder’s tax basis for its pro rata share of the Bitcoins transferred. Any such gain or loss will be short-term capital gain or loss if the U.S. Holder’s holding period for its pro rata share of the Bitcoins is one year or less and long-term capital gain or loss if the U.S. Holder’s holding period for its pro rata share of the Bitcoins is more than one year. A U.S. Holder’s tax basis in its pro rata share of any Bitcoins transferred by the Trust generally will be determined by multiplying the tax basis of the U.S. Holder’s pro rata share of all of the Bitcoins held in the Trust immediately prior to the transfer by a fraction the numerator of which is the amount of Bitcoins transferred and the denominator of which is the total amount of Bitcoins held in the Trust immediately prior to the transfer. Immediately after the transfer, the U.S. Holder’s tax basis in its pro rata share of the Bitcoins remaining in the Trust will be equal to the tax basis of its pro rata share of the Bitcoins held in the Trust immediately prior to the transfer, less the portion of that tax basis allocable to its pro rata share of the Bitcoins transferred.

As noted above, the IRS has taken the position in the Ruling & FAQs that, under certain circumstances, a hard fork of a digital asset constitutes a taxable event giving rise to ordinary income, and it is clear from the reasoning of the Ruling & FAQs that the IRS generally would treat an airdrop as a taxable event giving rise to ordinary income. As described above, the Sponsor has committed to causing the Trust to abandon all Incidental Rights and IR Virtual Currency to which the Trust otherwise might become entitled. If, however, the Trust were to receive and retain IR Virtual Currency in the future, a U.S. Holder would have a basis in that IR Virtual Currency equal to the amount of income the U.S. Holder recognizes as a result of such fork or airdrop and the U.S. Holder’s holding period for such IR Virtual Currency would begin as of the time it recognizes such income.

U.S. Holders’ pro rata shares of the expenses incurred by the Trust will be treated as “miscellaneous itemized deductions” for U.S. federal income tax purposes. As a result, for taxable years beginning after December 31, 2017 and before January 1, 2026, a non-corporate U.S. Holder’s share of these expenses will not be deductible for U.S. federal income tax purposes. For taxable years beginning on or after January 1, 2026, a non-corporate U.S. Holder’s share of these expenses will be deductible for regular U.S. federal income tax purposes only to the extent that the U.S. Holder’s share of the expenses, when combined with other “miscellaneous itemized deductions,” exceeds 2% of the U.S. Holder’s adjusted gross income for the particular year, will not be deductible for U.S. federal alternative minimum tax purposes and will be subject to certain other limitations on deductibility.

On a sale or other disposition of Shares, a U.S. Holder will be treated as having sold the Bitcoins underlying such Shares. Accordingly, the U.S. Holder generally will recognize gain or loss in an amount equal to the difference between (i) the amount realized on the sale of the Shares and (ii) the portion of the U.S. Holder’s tax basis in its pro rata share of the Bitcoins held in the Trust that is attributable to the Shares that were sold or otherwise subject to a disposition. Such tax basis generally will be determined by multiplying the tax basis of the U.S. Holder’s pro rata share of all of the Bitcoins held in the Trust immediately prior to such sale or other disposition by a fraction the numerator of which is the number of Shares disposed of and the denominator of which is the total number of Shares held by such U.S. Holder immediately prior to such sale or other disposition (such fraction, expressed as a percentage, the “Share Percentage”). If the U.S. Holder’s share of the Trust’s Bitcoins consists of separate lots with separate tax bases and/or holding periods, the U.S. Holder will be treated as having sold the Share Percentage of each such lot. Gain or loss recognized by a U.S. Holder on a sale or other disposition of Shares will generally be short-term capital gain or loss if the U.S. Holder’s holding period for the Bitcoins underlying such Shares is one year or less and long-term capital gain or loss if the U.S. Holder’s holding period for the Bitcoins underlying such Shares is more than one year. The deductibility of capital losses is subject to significant limitations.

If, in the future, In-Kind Regulatory Approval is obtained and the Trust redeems all or a portion of a U.S. Holder’s Shares in exchange for the underlying Bitcoins represented by the redeemed Shares, such redemption generally would not be a taxable event to the U.S. Holder. The U.S. Holder’s tax basis in the Bitcoins received in the redemption generally would be the same as the U.S. Holder’s tax basis for the portion of its pro rata share of the Bitcoins held in the Trust immediately prior to the redemption that was attributable to the Shares redeemed, determined as described above, and the U.S. Holder’s tax basis in its remaining pro rata portion, if any, of the Bitcoins held in the Trust after the redemption would be equal to the tax basis of its pro rata share of the total amount of the Bitcoins held in the Trust immediately prior to the redemption, less the U.S. Holder’s tax basis in the Bitcoins received in the redemption. The U.S. Holder’s holding period with respect to the Bitcoins received would generally include the period during which the U.S. Holder held the Shares so redeemed. A subsequent sale of the Bitcoins received in such redemption would generally be a taxable event.

After any sale or other disposition of fewer than all of a U.S. Holder’s Shares, the U.S. Holder’s tax basis in its pro rata share of the Bitcoins held in the Trust immediately after the disposition will equal the tax basis in its pro rata share of the total amount of the Bitcoins held in the Trust immediately prior to the disposition, less the portion of that tax basis that is taken into account in determining the amount of gain or loss recognized by the U.S. Holder on the disposition (or, in the case of a redemption pursuant to an In-Kind Order, if In-Kind Regulatory Approval is obtained, that is treated as the basis of the Bitcoins received by the U.S. Holder in the redemption).

Any brokerage or other transaction fee incurred by a U.S. Holder in purchasing Shares generally will be added to the U.S. Holder’s tax basis in the underlying assets of the Trust. Similarly, any brokerage fee or other transaction fee incurred by a U.S. Holder in selling Shares generally will reduce the amount realized by the U.S. Holder with respect to the sale.

In the absence of guidance to the contrary, it is possible that any income recognized by a U.S. tax-exempt shareholder as a consequence of a hard fork, airdrop or similar occurrence would constitute UBTI. A tax-exempt shareholder should consult its tax adviser regarding whether such shareholder may recognize some UBTI as a consequence of an investment in Shares.

Tax Consequences to Non-U.S. Holders

As used herein, the term “non-U.S. Holder” means a beneficial owner of a Share for U.S. federal income tax purposes that is not a U.S. Holder. The term “non-U.S. Holder” does not include (i) a nonresident alien individual who is present in the United States for 183 days or more in a taxable year, (ii) a former U.S. citizen or U.S. resident or an entity that has expatriated from the United States; (iii) a person whose income in respect of Shares is effectively connected with the conduct of a trade or business in the United States; or (iv) an entity that is treated as a partnership for U.S. federal income tax purposes. Shareholders described in the preceding sentence should consult their tax advisers regarding the U.S. federal income tax consequences of owning Shares.

A non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax with respect to its share of any gain recognized on the Trust’s transfer of Bitcoins in payment of the Sponsor’s Fee or any Additional Trust Expense or on the Trust’s sale or other disposition of Bitcoins. In addition, assuming that the Trust holds no asset other than Bitcoin, a non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax with respect to any gain it recognizes on a sale or other disposition of Shares. A non-U.S. Holder also will generally not be subject to U.S. federal income or withholding tax with respect to any distribution received from the Trust, whether in cash or in-kind.

Provided that it does not constitute income that is treated as “effectively connected” with the conduct of a trade or business in the United States, U.S.-source “fixed or determinable annual or periodical” (“FDAP”) income received, or treated as received, by a non-U.S. Holder will generally be subject to U.S. withholding tax at the rate of 30% (subject to possible reduction or elimination pursuant to an applicable tax treaty and to statutory exemptions such as the portfolio interest exemption). Although the Sponsor has committed to causing the Trust to abandon all Incidental Rights and IR Virtual Currency to which the Trust may become entitled in the future, and although there is no guidance on point, if the Trust were to receive and retain IR Virtual Currency arising from a future fork, airdrop or similar occurrence, it is likely that any ordinary income recognized by a non-U.S. Holder as a result would constitute FDAP income. It is unclear, however, whether any such FDAP income would be properly treated as U.S.-source or foreign-source FDAP income. Non-U.S. Holders should assume that, in the absence of guidance, a withholding agent (including the Sponsor) is likely to withhold 30% from a non-U.S. Holder’s pro rata share of any such income. A non-U.S. Holder that is a resident of a country that maintains an income tax treaty with the United States may be eligible to claim the benefits of that treaty to reduce or eliminate, or to obtain a partial or full refund of, the 30% U.S. withholding tax on its share of any such income, but only if the non-U.S. Holder’s home country treats the Trust as “fiscally transparent,” as defined in applicable Treasury regulations.

In order to prevent the possible imposition of U.S. “backup” withholding and (if applicable) to qualify for a reduced rate of withholding tax at source under a treaty, a non-U.S. Holder must comply with certain certification requirements (generally, by delivering a properly executed IRS Form W-8BEN or W-8BEN-E to the relevant withholding agent).

U.S. Information Reporting and Backup Withholding

The Trust or the appropriate broker will file certain information returns with the IRS and provide shareholders with information regarding their annual income (if any) and expenses with respect to the Trust in accordance with applicable Treasury regulations.

A U.S. Holder will generally be subject to information reporting requirements and backup withholding unless (i) the U.S. Holder is a corporation or other exempt recipient or (ii) in the case of backup withholding, the U.S. Holder provides a correct taxpayer identification number and certifies that it is not subject to backup withholding. In order to avoid the information reporting and backup withholding requirements, a non-U.S. Holder may have to comply with certification procedures to establish that it is not a U.S. person. The amount of any backup withholding will be allowed as a credit against the shareholder’s U.S. federal income tax liability and may entitle the holder to a refund, provided that the required information is furnished to the IRS.

FATCA

As discussed above, it is unclear whether any ordinary income recognized by a non-U.S. Holder as a result of a fork, airdrop or similar occurrence would constitute U.S.-source FDAP income. Provisions of the Code commonly referred to as “FATCA” require withholding of 30% on payments of U.S.-source FDAP income and, subject to the discussion of proposed U.S. Treasury regulations below, of gross proceeds of dispositions of certain types of property that produce U.S.-source FDAP income to, “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies. An intergovernmental agreement between the United States and an applicable foreign country may modify these requirements. In addition, regulations proposed by the U.S. Treasury Department (the preamble to which indicates that taxpayers may rely on the regulations pending their finalization) would eliminate the requirement under FATCA of withholding on gross proceeds. If FATCA withholding is imposed, a beneficial owner that is not a foreign financial institution generally may obtain a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). Shareholders should consult their tax advisers regarding the effects of FATCA on an investment in the Trust.

GLOSSARY OF DEFINED TERMS

In this prospectus, each of the following terms has the meaning set forth below.

“Account”—The accounts associated with the Trust’s Vault Balance and Settlement Balance.

“Actual Exchange Rate”—With respect to any particular asset, at any time, the price per single unit of such asset (determined net of any associated fees) at which the Trust is able to sell such asset for U.S. dollars (or other applicable fiat currency) at such time to enable the Trust to timely pay any Additional Trust Expenses, through use of the Sponsor’s commercially reasonable efforts to obtain the highest such price.

“Actual Execution Cash Order”—A Cash Order pursuant to which any price differential between (x) the Total Basket NAV on the trade date and (y) the price realized in acquiring or disposing of the corresponding Total Basket Amount, as the case may be, will be borne solely by the Authorized Participant.

“Additional Creation Cash”—In connection with a creation pursuant to an Actual Execution Cash Order, the amount of additional cash required to be delivered by the Authorized Participant in the event the price realized in acquiring the corresponding Total Basket Amount is higher than the Total Basket NAV on the trade date.

“Additional Redemption Cash”—In connection with a redemption pursuant to an Actual Execution Cash Order, the amount of additional cash to be delivered to the Authorized Participant in the event the price realized in disposing the corresponding Total Basket Amount is higher than the Total Basket NAV on the trade date.

“Additional Trust Expenses”— Together, any expenses incurred by the Trust in addition to the Sponsor’s Fee that are not Sponsor-paid Expenses, including, but not limited to, (i) taxes and governmental charges, (ii) expenses and costs of any extraordinary services performed by the Sponsor (or any other service provider) on behalf of the Trust to protect the Trust or the interests of shareholders, (iii) any indemnification of the Custodian or other agents, service providers or counterparties of the Trust, (iv) the fees and expenses related to the listing, quotation or trading of the Shares on any Secondary Market (including legal, marketing and audit fees and expenses) to the extent exceeding $600,000 in any given fiscal year and (v) extraordinary legal fees and expenses, including any legal fees and expenses incurred in connection with litigation, regulatory enforcement or investigation matters.

“Administrator”—The Bank of New York Mellon, a New York corporation authorized to do a banking business.

“Administrator Fee”—The fee payable to any administrator of the Trust for services it provides to the Trust, which the Sponsor will pay such administrator as a Sponsor-paid Expense.

“Affirmative Action”—A decision by the Trust to acquire or abandon specific Incidental Rights and IR Virtual Currency at any time prior to the time of a creation or redemption of Shares.

“AP Designee”—An Authorized Participant’s designee in connection with In-Kind Orders (to the extent In- Kind Regulatory Approval is obtained).

“Authorized Participant”— Certain eligible financial institutions that have entered into an agreement with the Trust and the Sponsor concerning the creation or redemption of Shares. Each Authorized Participant (i) is a registered broker-dealer and (ii) has entered into a Participant Agreement with the Sponsor and the Transfer Agent. Subject to In-Kind Regulatory Approval, in the future any Authorized Participants creating and redeeming Shares through In-Kind Orders must also own, or their AP Designee (as defined above) must own, a Bitcoin wallet address that is known to the Custodian as belonging to the Authorized Participant or its AP Designee and maintain an account with the Custodian.

“Basket”—A block of 10,000 Shares.

“Basket Amount”—On any trade date, the number of Bitcoins required as of such trade date for the creation or redemption of a Basket, as determined by dividing (x) the number of Bitcoins owned by the Trust at 4:00 p.m., New York time, on such trade date, after deducting the number of Bitcoins representing the U.S. dollar value of accrued but unpaid fees and expenses of the Trust (converted using the Index Price at such time, and carried to the eighth decimal place), by (y) the number of Shares outstanding at such time (with the quotient so obtained calculated to one one-hundred-millionth of one Bitcoin (i.e., carried to the eighth decimal place)), and multiplying such quotient by 10,000.

“Basket NAV”—The U.S. dollar value of a Basket calculated by multiplying the Basket Amount by the Index Price as of the trade date.

“Bitcoin”—A type of digital asset based on an open-source cryptographic protocol existing on the Bitcoin Network, comprising units that constitute the assets underlying the Trust’s Shares.

“Bitcoin Cash”—A type of digital asset based on an open source cryptographic protocol existing on the Bitcoin Cash network, which came into existence following the Bitcoin hard fork on August 1, 2017.

“Bitcoin Gold”—A type of digital asset based on an open source cryptographic protocol existing on the Bitcoin Gold network, which came into existence following the Bitcoin hard fork on October 24, 2017.

“Bitcoin Network”—The online, end-user-to-end-user network hosting the public transaction ledger, known as the Blockchain, and the source code comprising the basis for the cryptographic and algorithmic protocols governing the Bitcoin Network.

“Bitcoin SegWit2X”—A type of digital asset based on an open source cryptographic protocol existing on the Bitcoin SegWit2X network, which came into existence following the Bitcoin hard fork on December 28, 2017.

“Blockchain” or “Bitcoin Blockchain”—The public transaction ledger of the Bitcoin Network on which transactions in Bitcoin are recorded.

“Cash Account”—The segregated account maintained by the Transfer Agent in the name of the Trust for purposes of receiving cash from Authorized Participants in connection with creations of Shares and distributing cash to Authorized Participants in connection with redemptions of Shares.

“Cash Order”—An order for the creation or redemption of Shares pursuant to procedures facilitated by the Transfer Agent and pursuant to which a Liquidity Provider is engaged to facilitate the purchase or sale of Bitcoin. A Cash Order may be executed as either a Variable Fee Cash Order or an Actual Execution Cash Order. Unless the Sponsor determines otherwise in its sole discretion based on market conditions and other factors existing at the time of such Cash Order, all creations and redemptions pursuant to Cash Orders are expected to be executed as Variable Fee Cash Orders.

“CEA”—Commodity Exchange Act of 1936, as amended.

“CFTC”—The U.S. Commodity Futures Trading Commission, an independent agency with the mandate to regulate commodity futures and option markets in the United States.

“Code”—The U.S. Internal Revenue Code of 1986, as amended.

“Coinbase Credit”—Coinbase Credit, Inc.

“Covered Person”—The Sponsor and its affiliates. See “Business—Description of the Trust Agreement—The Sponsor—Liability of the Sponsor and Indemnification.”

“Creation Basket”—Basket of Shares issued by the Trust upon deposit of the Basket Amount required for each such Creation Basket.

“Creation Time”—With respect to the creation of any Shares by the Trust, the time at which the Trust creates such Shares.

“Custodial and Prime Broker Services”— The services of the Custodian and the Prime Broker that provide for: (i) holding of the Trust’s Bitcoin in the Vault Balance and the Settlement Balance; (ii) transfer of the Trust’s Bitcoin between the relevant Vault Balance and the Settlement Balance; (iii) the deposit of Bitcoin from a public blockchain address into the respective account or accounts in which the Vault Balance or the Settlement Balance are maintained; and (iv) the withdrawal of Bitcoin from the Vault Balance to a public blockchain address the Trust controls.

“Custodian”—Coinbase Custody Trust Company, LLC.

“Custodian Fee”—Fee payable to the Custodian and the Prime Broker for services they provide to the Trust, which the Sponsor shall pay to the Custodian and the Prime Broker as a Sponsor-paid Expense.

“DGC”—Digital Currency Group, Inc.

“Digital Asset Market”—A “Brokered Market,” “Dealer Market,” “Principal-to-Principal Market” or “Exchange Market,” as each such term is defined in the Financial Accounting Standards Board Accounting Standards Codification Master Glossary.

“Digital Asset Trading Platform”—An electronic marketplace where trading platform participants may trade, buy and sell Bitcoins based on bid-ask trading. The largest Digital Asset Trading Platforms are online and typically trade on a 24-hour basis, publishing transaction price and volume data.

“Digital Asset Trading Platform Market”—The global exchange market for the trading of Bitcoins, which consists of transactions on electronic Digital Asset Trading Platforms.

“Distribution Date”—July 31, 2024, the anticipated distribution date of the Trust’s shares to GBTC Shareholders in the Initial Distribution.

“DSTA”—The Delaware Statutory Trust Act, as amended.

“DTC”—The Depository Trust Company. DTC is a limited purpose trust company organized under New York law, a member of the U.S. Federal Reserve System and a clearing agency registered with the SEC. DTC will act as the securities depository for the Shares.

“ERISA”—The U.S. Employee Retirement Income Security Act of 1974, as amended.

“Excess Creation Cash”—In connection with a creation pursuant to an Actual Execution Cash Order, the amount of excess cash to be returned to the Authorized Participant in the event the price realized in acquiring the corresponding Total Basket Amount is lower than the Total Basket NAV on the trade date.

“Exchange Act”—The Securities Exchange Act of 1934, as amended.

“FCA”—The Financial Conduct Authority.

“FDIC”—The Federal Deposit Insurance Corporation.

“FinCEN”—The Financial Crimes Enforcement Network, a bureau of the U.S. Department of the Treasury.

“FINRA”—The Financial Industry Regulatory Authority, Inc., which is the primary regulator in the United States for broker-dealers, including Authorized Participants.

“GAAP”—United States generally accepted accounting principles.

“GBTC”—Grayscale Bitcoin Trust (BTC), another Delaware Statutory Trust whose purpose is to hold Bitcoins and which is sponsored by the Sponsor.

“GBTC Index Price”—the index price utilized by GBTC and which uses a methodology identical to the Index Price.

“Incidental Rights”—Rights to acquire, or otherwise establish dominion and control over, any virtual currency or other asset or right, which rights are incident to the Trust’s ownership of Bitcoins and arise without any action of the Trust, or of the Sponsor or Trustee on behalf of the Trust.

“Index”—The CoinDesk Bitcoin Price Index (XBX).

“Index License Agreement”—The license agreement, dated as of February 1, 2022 and as amended from time to time, between the Index Provider and the Sponsor governing the Sponsor’s use of the Index for calculation of the Index Price.

“Index Price”—The U.S. dollar value of a Bitcoin derived from the Digital Asset Trading Platforms that are reflected in the Index, calculated at 4:00 p.m., New York time, on each business day. See “Business—Overview of the Bitcoin Industry and Market—The Index and the Index Price” for a description of how the Index Price is calculated. For purposes of the Trust Agreement, the term Bitcoin Index Price shall mean the Index Price as defined herein.

“Index Provider”—CoinDesk Indices, Inc., a Delaware corporation that publishes the Index. Prior to its sale to an unaffiliated third party on November 20, 2023, DCG was the indirect parent company of CoinDesk Indices, Inc. As a result, CoinDesk Indices, Inc. was an affiliate of the Sponsor and would have been considered a related party of the Trust.

“Initial Distribution”—The contemplated contribution by GBTC of a certain amount of Bitcoin to the Trust, in exchange for newly created Shares of the Trust, which will then be distributed on the Distribution Date to GBTC Shareholders as of the Record Date to be determined by the Sponsor, pro rata based on a 1:1 ratio.

“Initial Distribution Basket Creation”—The initial creation of Shares of the Trust through the Initial Distribution, resulting from a contribution by Grayscale Bitcoin Trust (BTC) (“GBTC”) of a certain amount of Bitcoin to the Trust.

“In-Kind Order”—An order for the creation or redemption of Shares pursuant to which the Authorized Participant (or its AP Designee) will deliver or receive Bitcoin directly from the Trust’s Vault Balance. Because In-Kind Regulatory Approval has not been obtained, at this time Shares will not be created or redeemed through In-Kind Orders.

“In-Kind Regulatory Approval”— The necessary regulatory approval to permit NYSE Arca to list the Shares of the Trust utilizing a structure that allows the Trust to create and redeem Shares via in-kind transactions with Authorized Participants or their AP Designees in exchange for Bitcoin. In common with other spot Bitcoin exchange-traded products, the Trust is not at this time able to create and redeem shares via in-kind transactions with Authorized Participants, and there has yet to be definitive regulatory guidance on whether and how registered broker-dealers can hold and deal in Bitcoin in compliance with the federal securities laws. To the extent further regulatory clarity emerges, the Sponsor expects NYSE Arca to seek the necessary regulatory approval to amend its listing rules to permit the Trust to create and redeem Shares through In-Kind Orders. There can be no assurance as to when such regulatory clarity will emerge, or when NYSE Arca will seek or obtain such regulatory approval, if at all.

“Investment Advisers Act”—Investment Advisers Act of 1940, as amended.

“Investment Company Act”—Investment Company Act of 1940, as amended.

“Investor”—Any investor that has entered into a subscription agreement with an Authorized Participant, pursuant to which such Authorized Participant will act as agent for the investor.

“IRS”—The U.S. Internal Revenue Service, a bureau of the U.S. Department of the Treasury.

“IR Virtual Currency”—Any virtual currency tokens, or other asset or right, acquired by the Trust through the exercise (subject to the applicable provisions of the Trust Agreement) of any Incidental Right.

“Liquidity Engager”—Grayscale Investments, LLC, in its capacity of engaging one or more Liquidity Providers.

“Liquidity Provider” —One or more eligible companies that facilitate the purchase and sale of Bitcoins in connection with creations or redemptions pursuant to Cash Orders. The Liquidity Providers with which Grayscale Investments, LLC, acting in its capacity as the Liquidity Engager, will engage in Bitcoin transactions are third parties that are not affiliated with the Sponsor or the Trust and are not acting as agents of the Trust, the Sponsor, or any Authorized Participant, and all transactions will be done on an arms-length basis. Except for the contractual relationships between each Liquidity Provider and Grayscale Investments, LLC in its capacity as the Liquidity Engager, there is no contractual relationship between each Liquidity Provider and the Trust, the Sponsor, or any Authorized Participant.

“Marketing Agent”—Foreside Fund Services, LLC.

“Marketing Fee”—Fee payable to the marketer for services it provides to the Trust, which the Sponsor will pay to the marketer as a Sponsor-paid Expense.

“NAV”—The aggregate value, expressed in U.S. dollars, of the Trust’s assets (other than U.S. dollars or other fiat currency), less its liabilities (which include estimated accrued but unpaid fees and expenses) calculated in the manner set forth under “Business—Valuation of Bitcoin and Determination of NAV.” See also “Business—Trust Objective and Determination of Principal Market NAV and NAV” for a description of the Trust’s NAV, as calculated in accordance with GAAP.

“NAV Fee Basis Amount”—The amount on which the Sponsor’s Fee for the Trust is based, as calculated in the manner set forth under “Valuation of Bitcoin and Determination of NAV”.

“NYSE Arca”—NYSE Arca, Inc.

“Participant Agreement”—An agreement entered into by an Authorized Participant with the Sponsor and the Transfer Agent, that provides the procedures for the creation and redemption of Baskets via a Liquidity Provider.

“Pre-Creation/Redemption Abandonment”—The abandonment by the Trust, irrevocably for no direct or indirect consideration, all Incidental Rights and IR Virtual Currency to which the Trust would otherwise be entitled, effective immediately prior to a Creation Time or a Redemption Time (as the case may be) for the Trust.

“Pre-Creation/Redemption Abandonment Notice”—A notice, as supplemented from time to time, delivered by the Sponsor to each of the Prime Broker, the Custodian and Coinbase Credit, on behalf of the Trust, stating that the Trust is abandoning irrevocably for no direct or indirect consideration, effective immediately prior to each Creation Time or Redemption Time (as the case may be), all Incidental Rights and IR Virtual Currency to which it would otherwise be entitled as of such time and with respect to which the Trust has not taken any Affirmative Action at or prior to such time.

“Prime Broker”—Coinbase, Inc.

“Prime Broker Agreement”—The Prime Broker Agreement, dated as of May 2, 2024, by and among the Trust, the Sponsor and the Prime Broker, on behalf of itself, the Custodian and Coinbase Credit, that governs the Trust’s and the Sponsor’s use of the Custodial and Prime Broker Services provided by the Custodian and the Prime Broker.

“Principal Market NAV”—The net asset value of the Trust determined on a GAAP basis.

“Record Date”—July 30, 2024, the record date for the Initial Distribution.

“Redemption Cash Shortfall”—In connection with a redemption pursuant to an Actual Execution Cash Order, the amount by which the cash to be delivered to the Authorized Participant is reduced in the event the price realized in disposing the corresponding Total Basket Amount is lower than the Total Basket NAV on the trade date.

“Redemption Time”—With respect to the redemption of any Shares by the Trust, the time at which the Trust redeems such Shares.

“SEC”—The U.S. Securities and Exchange Commission.

“Secondary Index” —The Coin Metrics Real-Time Rate.

“Secondary Index Price” —The price set by the Secondary Index as of 4:00 p.m., New York time, on the valuation date.

“Secondary Index Provider” —Coin Metrics, Inc.

“Secondary Market”—Any marketplace or other alternative trading system, as determined by the Sponsor, on which the Shares may then be listed, quoted or traded, including but not limited to, NYSE Arca.

“Securities Act”—The Securities Act of 1933, as amended.

“Seed Shares”— 10,000 Shares at a per-Share price equal to $10, delivered on April 29, 2024 in exchange for $100,000 in proceeds to the Trust. The Seed Shares have been redeemed for cash in connection with, and prior to the consummation of, the Initial Distribution.

“Settlement Balance”—An account controlled and maintained by the Custodian to which cash and digital assets of the Trust are credited on the Trust’s behalf.

“Shares”—Common units of fractional undivided beneficial interest in, and ownership of, the Trust.

“SIPC”—The Securities Investor Protection Corporation.

“Sponsor”—Grayscale Investments, LLC.

“Sponsor-paid Expenses”—The fees and expenses incurred by the Trust in the ordinary course of its affairs that the Sponsor is obligated to assume and pay, excluding taxes, but including: (i) the Marketing Fee, (ii) the Administrator Fee, (iii) the Custodian Fee and fees for any other security vendor engaged by the Trust, (iv) the Transfer Agent fee, (v) the Trustee fee, (vi) the fees and expenses related to the listing, quotation or trading of the Shares on any Secondary Market (including customary legal, marketing and audit fees and expenses) in an amount up to $600,000 in any given fiscal year, (vii) ordinary course, legal fees and expenses, (viii) audit fees, (ix) regulatory fees, including, if applicable, any fees relating to the registration of the Shares under the Securities Act or the Exchange Act, (x) printing and mailing costs, (xi) costs of maintaining the Trust’s website and (xii) applicable license fees, provided that any expense that qualifies as an Additional Trust Expense will be deemed to be an Additional Trust Expense and not a Sponsor-paid Expense.

“Sponsor’s Fee”—A fee, payable in Bitcoins, which accrues daily in U.S. dollars at an annual rate of 0.15% of the NAV Fee Basis Amount of the Trust as of 4:00 p.m., New York time, on each day; provided that for a day that is not a business day, the calculation of the Sponsor’s Fee will be based on the NAV Fee Basis Amount from the most recent business day, reduced by the accrued and unpaid Sponsor’s Fee for such most recent business day and for each day after such most recent business day and prior to the relevant calculation date.

“Total Basket Amount”—With respect to any creation or redemption order, the applicable Basket Amount multiplied by the number of Baskets being created or redeemed.

“Total Basket NAV”—The applicable Basket NAV Amount multiplied by the number of Baskets being created or redeemed.

“Transfer Agency and Service Agreement”—The agreement between the Sponsor and the Transfer Agent which sets forth the obligations and responsibilities of the Transfer Agent with respect to transfer agency services and related matters.

“Transfer Agent”—The Bank of New York Mellon, a New York corporation authorized to do a banking business.

“Transfer Agent Fee”—Fee payable to the Transfer Agent for services it provides to the Trust, which the Sponsor will pay to the Transfer Agent as a Sponsor-paid Expense.

“Treasury Regulations”—The regulations, including proposed or temporary regulations, promulgated under the Code.

“Trust”— Grayscale Bitcoin Mini Trust (BTC), a Delaware statutory trust, formed on March 12, 2024 under the DSTA.

“Trust Agreement”—The Amended and Restated Declaration of Trust and Trust Agreement, dated as of July 23, 2024, between the Trustee and the Sponsor establishing and governing the operations of the Trust, and as may be amended from time to time.

“Trustee”—CSC Delaware Trust Company, a Delaware trust company, is the Delaware trustee of the Trust.

“U.S.”—United States.

“U.S. dollar” or “$”—United States dollar or dollars.

“Variable Fee”—An amount in cash based on the Total Basket NAV, which shall be paid by the Authorized Participant in connection with Variable Fee Cash Orders. The amount may be changed by the Sponsor in its sole discretion at any time.

“Variable Fee Cash Order”—A Cash Order pursuant to which any price differential between (x) the Total Basket NAV on the trade date and (y) the price realized in acquiring or disposing of the corresponding Total Basket Amount, as the case may be, will be borne solely by the applicable Liquidity Provider.

“Vault Balance”—A segregated custody account controlled and secured by the Custodian to store private keys, which allow for the transfer of ownership or control of the Trust’s Bitcoins on the Trust’s behalf.

“Zcash” or “ZEC”—A type of digital asset based on an open source cryptographic protocol existing on the Zcash network.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and the Sponsor of

Grayscale Bitcoin Mini Trust (BTC):

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Grayscale Bitcoin Mini Trust (BTC) (the Trust) as of April 29, 2024, and the related notes (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Trust as of April 29, 2024, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the Trust’s auditor since 2024.

New York, New York

May 8, 2024

GRAYSCALE BITCOIN MINI TRUST (BTC)

STATEMENT OF ASSETS AND LIABILITIES

April 29, 2024 (Date of Seeding)
Assets:
Cash	$100,000

Total assets	$100,000

Liabilities:
Total liabilities	—

Net assets	$100,000

Net Assets consists of:
Paid-in-capital	$100,000

Net assets	$100,000

Shares issued and outstanding, no par value (unlimited Shares authorized)	10,000

Net asset value per Share	$10.00

See accompanying notes to the financial statements.

GRAYSCALE BITCOIN MINI TRUST (BTC)

NOTES TO THE FINANCIAL STATEMENTS

1. Organization

Grayscale Bitcoin Mini Trust (BTC) (the “Trust”) is a Delaware Statutory Trust that was formed on March 12, 2024. Grayscale Investments, LLC (“Grayscale” or the “Sponsor”) acts as the Sponsor of the Trust and is a wholly owned subsidiary of Digital Currency Group, Inc. (“DCG”). The Sponsor is responsible for the day-to-day administration of the Trust pursuant to the provisions of the Trust Agreement. The administrator for the Trust (the “Administrator”) is BNY Mellon Asset Servicing, a division of The Bank of New York Mellon. BNY Mellon Asset Servicing provides administration and accounting services to the Trust. The Administrator’s fees are paid on behalf of the Trust by the Sponsor.

In general, the Trust intends to hold Bitcoin (“BTC”) and, from time to time, issues common units of fractional undivided beneficial interest (“Shares”) in exchange for Bitcoin. The Trust will seek to create and redeem Shares at such times and for such periods as determined by the Sponsor, but only in one or more whole Baskets. A Basket shall equal 10,000 Shares. The creation of a Basket will require the delivery to the Trust the number of Bitcoins represented by one Share immediately prior to such creation multiplied by 10,000. The redemption of a Basket will require distribution by the Trust the number of Bitcoins represented by one Share immediately prior to such redemption multiplied by 10,000. The Trust may from time to time halt creations and redemptions for a variety of reasons, including in connection with forks, airdrops and other similar occurrences.

The Trust has had no operations other than a sale to Grayscale Securities, the Seed Capital Investor, of 10,000 shares of common stock for $100,000 ($10.00 per share). The Seed Capital Investor is an affiliate of the Sponsor. The Seed Capital Investor will not receive from the Trust, the Sponsor or any of their affiliates any fee or other compensation in connection with the initial seed sale.

The Trust’s investment objective is for the value of the Shares (based on Bitcoin per Share) to reflect the value of Bitcoin held by the Trust, less the Trust’s expenses and other liabilities.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust:

The financial statement has been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). The Trust intends to qualify as an investment company for accounting purposes pursuant to the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services—Investment Companies. The Trust will use fair value as its method of accounting for Bitcoin in accordance with its classification as an investment company for accounting purposes. The Trust is not a registered investment company under the Investment Company Act of 1940. GAAP requires management to make estimates and assumptions that affect the reported amounts in the financial statements and accompanying notes. Actual results could differ from those estimates and these differences could be material.

Indemnifications

In the normal course of business, the Trust enters into certain contracts that provide a variety of indemnities, including contracts with the Sponsor and affiliates of the Sponsor, DCG and its officers, directors, employees, subsidiaries and affiliates, and Coinbase Custody Trust Company, LLC (the “Custodian”) as well as others relating to services provided to the Trust. The Trust’s maximum exposure under these and its other indemnities is unknown. However, although the Sponsor has determined that there are no liabilities that currently exist under these indemnities, there can be no assurances in this regard, there is no expectation that any will occur in the future.

Cash and Cash Equivalents

Cash includes non-interest bearing, non-restricted cash maintained with one banking institution that does not exceed U.S. federally insured limits.

Fair Value Measurement

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the ‘exit price’) in an orderly transaction between market participants at the measurement date.

GAAP utilizes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Trust. Unobservable inputs reflect the Trust’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

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Level 1 – Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access. Since valuations are based on quoted prices that are readily and regularly available in an active market, these valuations do not entail a significant degree of judgment.

•	Level 2 – Valuations based on quoted prices in markets that are not active or for which significant inputs are observable, either directly or indirectly.

•	Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The availability of valuation techniques and observable inputs can vary by investment. To the extent that valuations are based on sources that are less observable or unobservable in the market, the determination of fair value requires more judgment. Fair value estimates do not necessarily represent the amounts that may be ultimately realized by the Trust.

Calculation of Net Asset Value

The Trust’s Bitcoins will be carried, for financial statement purposes, at fair value, as required by GAAP. The Trust’s policy will be to determine the fair value of Bitcoins based on the price provided by the Digital Asset Market that the Trust considers its principal market as of 4:00 p.m., New York time, on the valuation date. The net asset value of the Trust determined on a GAAP basis is referred to as Principal Market NAV.

The Trust will use the Index Price to calculate its net asset value (“NAV”) which is the aggregate value, expressed in U.S. dollars, of the Trust’s assets (other than U.S. dollars or other fiat currency), less the U.S. dollar value of the Trust’s expenses and other liabilities. NAV per Share is calculated by dividing NAV by the number of Shares currently outstanding. NAV and NAV per Share are not measures calculated in accordance with GAAP. NAV is not intended to be a substitute for the Trust’s Principal Market NAV calculated in accordance with GAAP, and NAV per Share is not intended to be a substitute for the Trust’s Principal Market NAV per Share calculated in accordance with GAAP.

Federal Income Taxes

The Trust is treated as a grantor trust for federal income tax purposes, and, therefore, no provision for federal income taxes in required. Any interest, expenses, gains and losses are passed through to the holders of Shares of the Trust. The Sponsor has reviewed the tax positions as of April 29, 2024 and has determined that there are no uncertain tax positions taken by the Trust, and that no provision for income tax is required in the Trust’s financial statement.

3. Trust Expenses

The Trust will pay to the Sponsor a Sponsor’s fee in accordance with the Trust agreement. The Sponsor’s fee shall be included in the Trust agreement prior to the commencement of trading of Shares on the NYSE Arca. In exchange for the Sponsor’s Fee, the Sponsor shall assume and pay all fees and other expenses incurred by the Trust in the ordinary course of its affairs, excluding taxes, but including: (i) the Marketing Fee, (ii) the Administrator Fee, (iii) the Custodian Fee, (iv) the Transfer Agent fee, (v) the Trustee fee, (vi) the fees and expenses related to the listing, quotation or trading of the Shares on any Secondary Market (including customary legal, marketing and audit fees and expenses) in an amount up to $600,000 in any given Fiscal Year, (vii) ordinary course legal fees and expenses, (viii) audit fees, (ix) regulatory fees, including, if applicable, any fees relating to the registration of the Shares under the Securities Act or the Exchange Act, (x) printing and mailing costs, (xi) costs of maintaining the Trust’s website and (xii) applicable license fees.

The Sponsor, from time to time, may temporarily waive all or a portion of the Sponsor’s Fee of the Trust in its discretion for stated periods of time. Presently, the Sponsor does not intend to waive any of the Sponsor’s Fee for the Trust and there are no circumstances under which the Sponsor has determined it will definitely waive the fee.

There have been no Sponsor’s fees incurred to date.

4. Related Parties

The Trust considered the following entities, their directors, and certain employees to be related parties of the Trust: DCG, Genesis, Grayscale and Grayscale Securities.

The Sponsor’s parent, an affiliate of the Trust, holds a minority interest in Coinbase, Inc., the parent company of the Custodian, that represents less than 1.0% of Coinbase Inc.’s ownership.

As of April 29, 2024, Grayscale Securities, an affiliate of the Sponsor, owned 10,000 Shares of the Trust.

As of April 29, 2024, there are no amounts due to or from the related parties of the Trust.

5. Commitments and Contingent Liabilities

In the normal course of business, the Trust may enter into contracts with service providers that contain general indemnification clauses, as disclosed in Note 2, Indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Trust which cannot be predicted with any certainty.

6. Subsequent Events

There are no known events that have occurred that require adjustment or additional disclosure other than that which has already been disclosed in these notes to the financial statements.